GREENBERG TRAURIG, LLP
                            2700 Two Commerce Square
                               2001 Market Street
                             Philadelphia, PA 19103


                                December 24, 2001



VIA EDGAR TRANSMISSION

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street
Washington, DC  20549


           Re:  The World Funds, Inc.
                SEC File Nos. 333-29289/811-8255


Ladies and Gentlemen:

      On behalf of The World Funds, Inc. (the "Company"), attached herewith for filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended (the "1933 Act"), please find Post-Effective Amendment No. 19 to the Company's Registration Statement on Form N-1A ("PEA No. 19"). PEA No. 19 applies only to the following series of the Company: CSI Equity Fund, CSI Fixed Income Fund, the Sand Hill Portfolio Manager Fund, The New Market Fund, the Third Millennium Russia Fund and GenomicsFund.com (collectively, the "Funds"). It is proposed that PEA No. 19 become effective on December 28, 2001 pursuant to paragraph (b) of Rule 485 under the 1933 Act.

      PEA No. 19 is being filed to: (i) update financial information; (ii) incorporate by reference the audited financial information for the Funds for their most recent fiscal year ended August 31, 2000; (iii) make certain other non-material changes; and (iv) add appropriate exhibits and consents. PEA No. 19 does not contain any disclosures that would render it ineligible to become effective immediately pursuant to paragraph (b) of Rule 485 under the 1933 Act.

      Questions concerning PEA No. 19 may be directed to Terrance James Reilly at (215) 988-7815, or in his absence, Steven M. Felsenstein at (215) 988-7837.

                                Very truly yours,

                               /s/ Terrance James Reilly
                               Terrance James Reilly

As filed with the Securities and Exchange Commission on December 24, 2001

                                     Registration No. 333-29289
                                            File No.  811-8255

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                                                  --
REGISTRATION STATEMENT UNDER THE SECUTITIES ACT OF 1933          |__|
                                                                  --
      Pre-Effective Amendment No. _______                        |__|
                                                                  --
      Post-Effective Amendment No.  19                           |__|


                                                                  --
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  |__|
                                                                  --
      Amendment No.    20                                        |__|


                        (Check appropriate box or boxes)

                             THE WORLD FUNDS, INC.
                  ------------------------------------------
              (Exact Name of Registrant as Specified in Charter)

            1500 Forest Avenue, Suite 223, Richmond, Virginia 23229
            -------------------------------------------------------
              (Address of Principal Executive Offices)(Zip Code)

                                 (800)-527-9525
             ----------------------------------------------------
                   (Registrant's Telephone Number, Including Area Code)

                          Steven M. Felsenstein, Esq.
                             Greenberg Traurig, LLP
                               2001 Market Street
                         Two Commerce Square, Suite 2700
                        Philadelphia, Pennsylvania 19103
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practical after this post-effective amendment of this registration statement becomes effective.

It is proposed that this filing will become effective (check appropriate box)

       --
      |__|  immediately upon filing pursuant to paragraph (b)
       --
      |X_|  on December 28, 2001 pursuant to paragraph (b)
       --
      |__|  60 days after filing pursuant to paragraph (a)(1)
       --
      |__|  on (date) pursuant to paragraph (a)(1)
       --
      |__|  75 days after filing pursuant to paragraph (a)(2)
       --
      |__|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

       --
      |__| This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:  Shares of Common Stock

                                TABLE OF CONTENTS



1.    Part A:   Prospectuses for Sand Hill Portfolio Manager Fund, CSI Equity
                Fund, CSI Fixed Income Fund, The New Market Fund, Third
                Millennium Russia Fund and GenomicsFund.com

2.    Part B:   Statements of Additional Information for Sand Hill Portfolio
                Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New
                Market Fund, Third Millennium Russia Fund and GenomicsFund.com

3.    Part C




PROSPECTUS

THE WORLD FUNDS, INC.

Sand Hill Portfolio Manager Fund


Prospectus dated ______________________, 2001









This prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).




As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Maximize total return

Principal Investment
Strategies:             The Fund seeks to achieve its objective by investing
                        in a diversified portfolio of equity securities, debt securities and short term investments on a global basis
                        (within the U.S. and in other countries). Equity securities consist of common stocks and securities convertible into common stocks,such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Debt securities include obligations of governments, instrumentalities and corporations.
                        Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity.
                        The Fund may invest in each of these three asset classes without limit.

Principal
  Risks: The principal risk of investing in the Fund is that the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor
  Profile: You may want to invest in the Fund if you are seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the Fund's performance has varied from year to year. The table compares the Fund's average annual total returns for the periods ended December 31, 2000 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund

1995        11.60%
1996        19.57%
1997        17.87%
1998        (6.73%)
1999        23.22%
2000        (2.26%)

     The year-to-date return for the Sand Hill Portfolio Manager Fund as of September 30, 2001 was (20.13%)%.

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (9.10%)(quarter ending December 31, 2000).

[end bar chart]

                               Average Annual Total Return
                        (for the period ending December 31, 2000)
                     ------------------------------------------------

                                                     Since Inception
                     One Year     Five Years        (January 2,1995)
                     --------     -----------        ----------------

Sand Hill Portfolio
  Manager Fund          (2.26%)         N/A           12.04%

Lipper Global
  Flexible Portfolio*   (1.40%)         N/A           14.66%

* Lipper Global Flexible Portfolio is an unmanaged index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases             None

Sales Charge (Load) Imposed on Reinvested Dividends          None
Redemption Fees(1)                                           None
Exchange Fees(2)                                             None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                               1.00%
Distribution and Service (12b-1) Fees                        None
Other Operating Expenses                                     0.85%
                                                             -----
Total Annual Fund Operating Expenses                         1.85%

(1) A shareholder may be charged $10 for each redemption requested by telephone.

(2) A shareholder may be charged a $10 fee for each exchange requested by telephone.

Example:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                1 Year    3 Years   5 Years    10 Years
                ------    -------   -------    --------

                $188      $582      $1,001     $2,169

                            OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to maximize total return. Total return consists of realized and unrealized appreciation plus income. The Fund seeks to achieve its objective by allocating its investments amongst equity securities, debt securities and short term investments. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the investment adviser seeks to achieve over time a high total return and a lower price volatility than might be inherent in a more limited asset mix. The investment portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short term investments according to the investment adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the investment adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the investment adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity securities consist of common stocks and securities which are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The investment adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the investment adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The investment adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The investment adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the investment adviser will select. Rather, the investment adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the investment adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the investment adviser deems to be of comparable quality.

The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the investment adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The investment adviser typically sells portfolio securities for one or more of the following reasons: (1) the investment thesis changes or company fundamentals deteriorate materially; (2) company management engages in conduct not in the best interest of public shareholders; (3) valuation can no longer be justified given the company's growth prospects; (4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio; (5) a sector represents a disproportionate percentage of the total portfolio; (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and (7)funds must be raised to cover redemptions

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Foreign Investing

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries. Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary Receipts

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective.

                                   MANAGEMENT
The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment adviser to manage all aspects of the investments of the Fund.

Investment Adviser

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, California 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc. Under its Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and Vice President of the Company, and President and a Director of the Adviser, which was founded in September of 1982 by Ms. Williams.

Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Adviser and was actively involved in management decisions and portfolio selection.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV per share next determined after a request has been received in proper form. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

The minimum initial investment in the Fund is $25,000 and additional investments must be in amounts of $50 or more. The Fund reserves the right to reject or refuse, at their discretion, any order for the purchase of Fund shares in whole or in part.

By Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Company's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the U. S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $25,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $25,000. The Fund will not close your account if it falls below $25,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders who wish to make regular monthly investments in amounts of $50 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds offered by the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                 Years ended            Period      Year
                         ------------------------------ ended       ended
                         August    August    August     August 31,  December 31,
                         31, 2001  31, 2000  31, 1999   1998*       1997
                         --------  --------  --------   ----------  ------------


Per Share
  Operating Performance

Net asset value,
  beginning of period    $19.25    $15.73     $13.59     $14.57      $12.79
                         ------    ------     ------     ------      ------

Income from
  investment operations-

Net investment income     0.03      0.08       0.02        0.06       0.09
  Net realized and
   unrealized gain
   (loss) on investments (4.76)     3.72       3.04       (1.04)      2.20
                        -------    ------     ------     -------     ------

Total from
  investment operations (4.73)      3.80       3.06       (0.98)     2.29
                       -------   -------    -------      -------    -------
Less distributions-
  Distributions
  from net
  investment
  income               (0.03)      (0.05)     (0.07)        ---     (0.08)
   Distributions from
realized gains
     on investments      ---       (0.23)     (0.85)        ---     (0.43)
                     -------      -------    -------     -------   -------
   Total
   distributions      (0.03)       (0.28)     (0.92)       0.00     (0.51)
                     -------      -------    -------    -------    -------
Net asset value,
end of period        $14.49       $19.25     $15.73      $13.59    $14.57
                     ======       ======     ======      ======    ======

Total Return         (24.61%)      24.24%     23.22%      (6.73%)   17.87%

Ratios/Supplemental Data
 Net assets,
  end of
  period (000's)    $19,050     $22,974     $14,190      $10,370  $10,566

Ratio to average
net assets -(A)
   Expenses (B)       1.85%        1.84%       2.05%        2.08%**  2.08%
   Expense
    ratio-net(C)      1.83%        1.84%       1.90%        1.86%**  1.90%

 Net
  investment income   0.17%        0.34%       0.19%        0.62%**  0.71%

Portfolio
  turnover rate      46.57%       45.85%      39.17%       30.19%   16.48%

---------------------------------

* The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) The expense ratio-net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated __________ 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference
Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

SAND HILL PORTFOLIO MANAGER FUND


Prospectus dated __________________, 2001









This Prospectus describes the Sand Hill Portfolio Manager Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, three of which, Class A Shares, Class B Shares and Class C Shares, are offered by this Prospectus. Class A Shares are sold with a front-end sales charge, Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks to maximize total return by investing in a diversified portfolio of equity securities, debt securities and short-term investments on a global basis (within the U.S. and in other countries).



As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:          Maximize total return.

Principal Investment           The Fund seeks to achieve its objective by
Strategies:                    investing in a diversified portfolio of
                               equity securities, debt securities and short-term investments on a global basis (within the U.S.
                               and in other countries). Equity securities consist of common stocks and securities convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. Debt securities include obligations of governments, instrumentalities and corporations.
                               Short-term instruments are generally used to protect the Fund against movements in interest rates or currency exchange rates and to provide the Fund with liquidity. The Fund may invest in each of these three asset classes without limit.

Principal Risks:               The principal  risk of investing in the Fund is
                               that the values of its investments are subject to market, economic, interest rate and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time.
                               Therefore, the value of your investment in the Fund could decline and you could lose money.
                               There is no assurance that the investment adviser will achieve the Fund's objective.

                               The Fund invests a varying portion of its assets in foreign investments. These foreign investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, less rigorous regulatory standards, less liquidity in markets and more volatility in prices than U.S. securities, higher taxes, and adverse social or political developments.

                               An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:              You may want to invest in the Fund if you are
                               seeking to maximize total return and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the fund has performed in the past and gives some an indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The returns shown below are for Class Y Shares of the Fund (the "Institutional Class" of shares) which are offered in a separate prospectus. Class A, Class B and Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Institutional Class of shares of the Fund has varied from year to year. Shares of the Institutional Class were sold without any sales charges. If the returns of the Institutional Class were restated to reflect the front-end sales charge that you pay when buying Class A or Class C Shares, the returns would be lower. In addition, the returns for Class A, Class B and Class C Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Institutional Class of shares of the Fund for the periods ended December 31, 2000 to the Lipper Global Flexible Portfolio Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Sand Hill Portfolio Manager Fund (Institutional Class)

1995  11.63%
1996  19.56%
1997  17.78%
1998   8.11%
1999  19.18%
2000  (2.26%)

[end bar chart]

     The year-to-date return for the Institutional Class of shares of the Fund as of September 30, 2001 was (20.13%).

     During the periods shown in the bar chart, the highest return for a calendar quarter was 13.87% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (9.10%) (quarter ending December 31, 2000).

                                          Average Annual Total Returns
                                     For the period ending December 31, 2000

                                      One        Five      Since Inception
                                      Year       Years     (Jan. 2, 1995)
                                  --------------------------------------------
      Institutional Class             (2.26%)    N/A          12.04%
      Class A Shares (1)              (7.88%)    N/A          10.95%
      Class B Shares (2)              (7.15%)    N/A          11.95%
      Class C Shares (3)              (4.21%)    N/A          11.86%
      Lipper Global Flexible
        Portfolio Fund Index (4)      (1.40%)    N/A          14.66%

-------------------------------

(1) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution fees at an annual rate of 0.35% of the Fund's Class A Shares assets. If the performance of the Institutional Class of shares of the Fund had been reduced by these distribution fees, the average annual total returns for the Institutional Class would have been lower.

(2) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the applicable contingent deferred sales charge payable on redemptions of Class B Shares within six years of the date of purchase. Class B Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class B Share assets. If the performance of the Institutional Class of shares of the Fund had been reduced by these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

(3) These returns represent the performance of the Institutional Class of shares of the Fund but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares redeemed within one year of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. If the performance of the Institutional Class of shares of the Fund had been reduced by these distribution and service fees, the average annual total returns for the Institutional Class would have been lower.

(4) Lipper Global Flexible Portfolio is an unmanaged index. The Lipper Global Flexible Portfolio Index is a composite of the total return of mutual funds with the stated objective of allocating investments across asset classes, including stocks, bonds, and money market instruments with a focus on total return, with at least 25% of their portfolios invested in securities outside of the United States. The index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Class A   Class B   Class C
                                          -------   -------   -------
Maximum Sales Charge (Load)(1)            5.75%     None      1.00%
Maximum Deferred Sales Charge (Load)      None(2)   5.00%(3)  1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None      None      None
Redemption Fees(5)                        None      None      None
Exchange Fees(6)                          None      None      None

Annual Operating Expenses (expenses that are deducted from Fund assets)

                                          Class A   Class B   Class C
                                          -------   -------   -------
Management Fee                            1.00%     1.00%     1.00%
Distribution (12b-1)  and
   Service Fees                           0.35%     1.00%     1.00%
Other Expenses                            0.85%     0.85%     0.85%
                                          -----     -----     -----
Total Annual Fund Operating Expenses      2.20%     2.85%     2.85%


(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

(3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

(4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase.

(5) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(6)  A shareholder may be charged a $10 fee for each telephone exchange.

Example:

The following example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only. Based on these assumptions, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class A Shares (1)        $785      $1,224     $1,687    $2,963
Class B Shares (2)         788       1,183      1,704     3,022
Class C Shares (1)(2)      485         974      1,589     3,244


(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to the Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class B Shares            $288      $883       $1,504    $3,022
Class C Shares             385       974        1,589     3,244

                            OBJECTIVES AND STRATEGIES

The investment objective of the Fund is to maximize total return. Total return consists of realized and unrealized appreciation plus income. The Fund seeks to achieve its objective by allocating its investments amongst equity securities, debt securities and short-term investments. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting shares. Within each asset class, the Fund may invest in domestic or foreign securities. By allocating investments across broad asset classes, the Adviser seeks to achieve over time a high total return and a lower price volatility than might be inherent in a more limited asset mix. The investment portfolio of the Fund will be diversified. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund seeks to take advantage of investment opportunities using a mix of asset classes and markets throughout the world. The Fund allocates its investments among equity securities, debt securities and short-term investments according to the Adviser's anticipation of risks and returns for each asset class. The Fund may invest in each of these three asset classes without limit. While broad representation in markets and asset classes is a primary asset allocation policy of the Fund, the Adviser intends to retain the flexibility necessary to move among asset classes and markets as changing conditions warrant.

Because the Fund invests in different types of securities in proportions which will vary over time, investors should not expect the Fund to exhibit stable asset allocations. Investors should also realize that the Fund's performance will depend upon the skill of the Adviser to anticipate the relative risks and returns of stocks, bonds and other securities and to adjust the Fund's portfolio accordingly.

Equity securities consist of common stocks and securities which are convertible into common stocks, such as warrants, rights, convertible bonds, debentures or convertible preferred stock. The Adviser screens the Fund's equity holdings primarily by analyzing a company's cash flow return on investment. Specifically, the Adviser determines the cash flow of a company and then applies a market derived discount rate to the cash flow to evaluate the company. The Adviser also determines the free cash flow that can be reinvested into the company and applies the same market derived discount rate. The Adviser also identifies industries that are positioned to participate in strong demographic, societal or economic trends and looks for companies within those industries that have a particular competitive advantage or niche.

Debt securities consist of bonds, obligations and other evidences of indebtedness denominated in U.S. or foreign currencies which are issued by governments, companies or other issuers to borrow money from investors. Debt securities may pay fixed or variable rates of interest, have varying maturity dates at which the issuers must repay the debt, and have varying degrees of risk. There is no limit on the maturities of the debt securities that the Adviser will select. Rather, the Adviser will select debt securities for the Fund on the basis of, among other things, credit quality, yield, potential for capital gains and the Adviser's fundamental outlook for currency and interest rate trends around the world.

The debt securities in which the Fund will invest will be almost entirely investment grade debt securities. Investment grade debt securities are securities that (1) bear the rating BBB or higher by Standard & Poor's Ratings Group; (2) bear the rating Baa or higher by Moody's Investors Service, Inc.; or
(3) are unrated securities which the Adviser deems to be of comparable quality. The Fund may invest in lower quality debt securities in order to avail itself of the higher yields available from these securities or to seek to realize capital gains. The Fund does not currently intend to invest more than 5% of its total assets in securities that are rated below investment grade or are unrated. After the Fund buys a debt security, the security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the Fund's portfolio.

Short-term investments are obligations denominated in U.S. or foreign currencies consisting of bank deposits; bankers acceptances; certificates of deposit; commercial paper; short-term government, government agency, supranational agency and corporate obligations; and repurchase agreements. Depending on the Adviser's assessment of the prospects for the various asset classes, all or a portion of the Fund's assets may be invested in high quality short-term investments or cash for investment, to protect against adverse movements of the market or interest rates or to provide liquidity.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of depositary receipts. Investments in foreign securities may involve risks not ordinarily associated with U.S. securities.

The Adviser typically sells portfolio securities for one or more of the following reasons: (1) company fundamentals deteriorate materially such that some or all of the original reasons for owning the stock no longer apply;(2)company management engages in conduct not in the best interest of public shareholders;(3) valuation can no longer be justified given the company's growth prospects;(4) a stock appreciates such that it represents a disproportionate percentage of the total portfolio; (5) a sector represents a disproportionate percentage of the total portfolio; (6) losses are realized in order to reduce taxable capital gains distributions to our shareholders; and
(7)funds must be raised to cover redemptions.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Debt Securities Risk

The market values of debt securities are influenced primarily by credit risk and interest rate risk. Credit risk is the risk that the issuer of the security will not maintain the financial strength needed to pay principal and interest on its debt securities. Generally, the market values of fixed-rate debt securities vary inversely with the changes in prevailing interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations.

Depositary Receipts

In addition to the risk of foreign investments applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective.

                                   MANAGEMENT

The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained an investment adviser to manage all aspects of the investments of the Fund.

Investment Adviser

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, California 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc. Under its Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Jane H. Williams has been the portfolio manager of the Fund since its inception in January of 1995. Ms. Williams is also the President of the Fund and Vice President of the Company, and President and a Director of the Adviser, which was founded in September of 1982 by Ms. Williams.

Tim B. Barrett has served as co-manager of the Fund with Ms. Williams since January of 1999. Mr. Barrett is also Director of Research for the Adviser. Prior to assuming the role of co-manager, Mr. Barrett was a research analyst for the Adviser and was actively involved in management decisions and portfolio selection.

Under its Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, subtracting any liabilities attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares   Class B Shares    Class C Shares
                      --------------   --------------    --------------

Max. initial             5.75%             None              1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None           Year 1     5.00%    Year 1      1.00%
deferred sales      (Except for 1.00%   Year 2     4.00%    Year 2+     None
charge ("CDSC")     on redemptions      Year 3     3.00%
imposed when         within 1 year      Year 4     3.00%
shares are           of shares          Year 5     2.00%
redeemed             purchased          Year 6     1.00%
(percentage based    without paying     Year 7     None
on purchase          a front-end        Year 8     None
price).  Years     sales charge)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution
12b-1 and
Service fees.         0.35%               1.00%               1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to             N/A        Automatically       No conversion
Class A                              after 8             feature. Distribution
                                     years, at which     12b-1 and Service fees
                                     time applicable     remain higher than
                                     Distribution 12b-1  those of Class A
                                     and Service Fees    Shares for the life
                                     are reduced.        of account.

Appropriate for:   All investors,    Investors who       Investors who
                   particularly      plan to hold        intend to hold
                   those who intend  their shares at     their shares for
                   to hold their     least 6 years.      at least 1 year,
                   shares for a                          but less than 6
                   long period of                        years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.


Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                           Class A          Class B            Class C
                           -------          -------            -------
Minimum Initial            $1,000           $1,000             $1,000
Investment

Minimum Subsequent         $  250*          $  250*            $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.


Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund. For subsequent purchases, include with your check(s), the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Fund's distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund. You will not have access to your shares until the records of the Fund are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund to receive the amount(s) you are investing in the wire instructions you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

            Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                 ---------------------     Dealer Discount
At the Public                      Offering   Net Amount     as Percentage of
Offering Price                     Price      Invested       Offering Price
------------------                 --------   ----------     -----------------
Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.


                         Class B Broker-Dealer Commission and Service Fee

                                         Broker-Dealer Percentage
                                         ------------------------
Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                  ---------------------     Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
------------------                  --------   -----------    ------------------
All purchases                       1.00%      1.01%          1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.
Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds offered by the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. As of the date of this Prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The information in this table is for the Institutional Class of shares of the Fund. Certain information reflects financial results for a single Institutional Class share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Institutional Class shares of the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------

                                   Years ended          Period      Year
                         ------------------------------ ended       ended
                         August    August    August     August 31,  December 31,
                         31, 2001  31, 2000  31, 1999   1998*       1997
                         --------  --------  --------   ----------  ------------


Per Share
  Operating Performance

Net asset value,
  beginning of period    $19.25    $15.73     $13.59     $14.57      $12.79
                         ------    ------     ------     ------      ------

Income from
  investment operations-

Net investment income     0.03      0.08       0.02        0.06       0.09
  Net realized and
   unrealized gain
   (loss) on investments (4.76)     3.72       3.04       (1.04)      2.20
                        -------    ------     ------     -------     ------

Total from
  investment operations (4.73)      3.80       3.06       (0.98)     2.29
                       -------   -------    -------      -------    -------
Less distributions-
  Distributions
  from net
  investment
  income               (0.03)      (0.05)     (0.07)        ---     (0.08)
   Distributions from
realized gains
     on investments      ---       (0.23)     (0.85)        ---     (0.43)
                     -------      -------    -------     -------   -------
   Total
   distributions      (0.03)       (0.28)     (0.92)       0.00     (0.51)
                     -------      -------    -------    -------    -------
Net asset value,
end of period        $14.49       $19.25     $15.73      $13.59    $14.57
                     ======       ======     ======      ======    ======

Total Return         (24.61%)      24.24%     23.22%      (6.73%)   17.87%

Ratios/Supplemental Data
 Net assets,
  end of
  period (000's)    $19,050     $22,974     $14,190      $10,370  $10,566

Ratio to average
net assets -(A)
   Expenses (B)       1.85%        1.84%       2.05%        2.08%**  2.08%
   Expense
    ratio-net(C)      1.83%        1.84%       1.90%        1.86%**  1.90%

 Net
  investment income   0.17%        0.34%       0.19%        0.62%**  0.71%

Portfolio
  turnover rate      46.57%       45.85%      39.17%       30.19%   16.48%

---------------------------------

* The Fund changed its year end from December 31st to August 31st. This represents the period from January 1, 1998 to August 31, 1998.

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .64% in 1996.

(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits.

(C) The expense ratio-net reflects the effect of the custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's
SAI dated ____________, 2001, which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc. , 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.


(Investment Company Act File No. 811-8255)

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund - Investor Shares
CSI Fixed Income Fund



Prospectus dated __________________, 2001







This prospectus describes the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund" and collectively with the Equity Fund as the "Funds"). The Funds are each a separate series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The CSI Equity Fund offers four classes of shares, one of which, Investor Shares, is offered by this prospectus. The CSI Fixed Income Fund offers one class of shares. The CSI Equity Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities. The CSI Fixed Income Fund seeks current income by investing in debt securities.













As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY


CSI EQUITY FUND


Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Equity Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Equity Fund's focus on capital preservation. The Equity Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal Risks:        The principal risk of investing in the Equity Fund is
                        that the value of its investments are subject to market, economic and business risk that may cause the Equity
                        Fund's net asset value ("NAV") to fluctuate over time.
                        Therefore, the value of your investment in the Equity
                        Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Equity Fund's objective.

                        The Equity Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Equity Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Equity Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Equity Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Equity Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Investor Shares of the Equity Fund have performed in the past and gives some indication of the risks of investing in the Investor Shares of the Equity Fund. Both assume that all dividends and distributions are reinvested. The bar chart shows how the performance of the Investor Shares of the Equity Fund has varied from year to year. Prior to May 23, 2001, Investor Shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell Investor Shares of the Equity Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Investor Shares of the Equity Fund for the periods ended December 31, 2000 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Equity Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Investor Shares)

1998  26.10%
1999  29.45%
2000  10.52%

[end bar chart]

     The year-to-date return for the Investor Shares of the Equity Fund as of September 30, 2001 was (24.44%).

     During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (14.14%)(quarter ending March 31, 2001).

                               Average Annual Total Return
                        (for the periods ending December 31, 2000)
                        ------------------------------------------

                                One           Since Inception
                                Year          (October 15, 1997)
                                ----          ------------------

Investor Shares                 10.52%        20.13%
Investor Shares(1)               4.16%        17.96%
Lipper Global Fund Index (2)   (8.50%)         9.00%

(1) These returns represent the performance of the Investor Shares but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(2) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Fund Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio in securities outside of the United States and may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Investor Shares performance.

CSI FIXED INCOME FUND

Investment Objective:   Current income

Principal Investment
Strategies:             The Fixed Income Fund seeks to achieve its objective by
                        investing primarily in debt securities, such as obligations issued or guaranteed by the United States
                        Government, its agencies, authorities, and instrumentalities ("U.S. Government Securities"), municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S.

Principal Risk:         The principal risk of investing in the Fixed Income Fund
                        is that the value of its investments are subject to interest rate risk that may cause the NAV to fluctuate over time. Therefore, the value of the Fixed
                        Income Fund could decline and you could lose money.
                        There is no assurance that the investment adviser will achieve the Fixed Income Fund's objective.

                        An investment in the Fixed Income Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation any other government agency.

Investor Profile:       You may want to invest in the Fixed Income Fund
                        if you are seeking current income and are willing to accept share prices that may fluctuate over the short-term. The Fixed Income Fund will not be appropriate if you are seeking growth of capital over the long-term.

The bar chart and table below show how the Fixed Income Fund has performed in the past and gives some indication of the risks of investing in the Fixed Income Fund. Both assume that all dividends and distributions are reinvested in the Fixed Income Fund. The bar chart shows how the Fixed Income Fund's performance has varied from year to year. The table compares the average annual total returns of the Fixed Income Fund for the periods ended December 31, 2000 to the Lipper Intermediate Investment Grade Index. Keep in mind that past performance may not indicate how well the Fixed Income Fund will perform in the future.

[bar chart goes here]

CSI Fixed Income Fund

1999       (3.75%)
2000        10.83%

[end bar chart]

     The year-to-date return for the Fixed Income Fund as of September 30, 2001 was 6.13%.

     During the periods shown in the bar chart, the highest return for a calendar quarter was 4.03%(quarter ending December 31, 2000) and the lowest return for a calendar quarter was (2.21%) (quarter ending March 31, 1999).

                             Average Annual Total Return
                        for the periods ending December 31, 2000
                        -----------------------------------------

                               One        Since Inception
                               Year       (January 27, 1998)
                               ----       ------------------

CSI Fixed Income Fund           10.83%          4.78%
Lipper Intermediate
  Investment
  Grade Index (1)               10.60%          5.64%

(1) The Lipper Intermediate Investment Grade Index is an unmanaged index. The Lipper Intermediate Investment Grade Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends of the largest 30 qualifying funds that invest at least 65% of their assets in investment grade issues with dollar-weighted average maturities of five to ten years. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fixed Income Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a Fund, plus any transaction costs associated with buying and selling the securities a Fund holds. These costs will reduce a portion of the gross income or capital appreciation a Fund achieves. Even small differences in these expenses can, over time, have a significant effect on a Fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in each of the Funds. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                      Equity Fund
                                      Investor Shares    Fixed Income Fund
                                      ----------------   -----------------
Maximum Sales Charge (Load)
   Imposed on Purchases                   5.75% (1)           None
Maximum Deferred Sales Charge
   (Load) Imposed on
   Certain Redemptions                    1.00% (2)           None
Sales Charge (Load) Imposed on
   Reinvested Dividends                   None                None
Redemption Fees (3)                       None                None
Exchange Fees (4)                         None                None

Annual Operating Expenses (Expenses that are deducted from the Funds' assets)

                                     Equity Fund
                                     Investor Shares   Fixed Income Fund
                                     ---------------   ------------------

Management Fee                            1.00%               1.00%
Distribution and
   Service (12b-1) Fees                   None                None
Other Operating Expenses                  0.45%               0.48%
                                          -----               -----
Total Fund Operating Expenses             1.45%               1.48% (5)

(1) As a percentage of offering price. Reduced rates apply to purchases of Investor Shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Investor Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) The investment adviser has voluntarily agreed to waive fees and/or reimburse expenses so that the ratio of total operating expenses for the Fixed Income Fund do not exceed 1.00% of the average daily net assets through August 31, 2002.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Fund, you reinvest all dividends and distributions in additional shares of the Funds, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and each Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------

Equity Fund--
  Investor Shares(1)(2)   $714      $1,007     $1,322    $2,210
Fixed Income Fund (3)     $151      $  468     $  808    $1,768

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Investor Shares that an investor purchases. Accordingly, your actual expenses may vary. If you are in a category of investors who purchase Investor Shares without a front-end sales charge and you redeem your shares at the end of one year, your costs would be $248.

(2) If you are in a category of investors who purchase Investor Shares without a front-end sales charge, and you hold your shares for more than one year, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------
Equity Fund--
  Investor Shares         $148      $459       $792      $1,735

(3) Should the investment adviser continue the voluntary operating expense limitation for the periods shown below, your costs would be:

                         1 Year    3 Years    5 Years   10 Years
                         ------    -------    -------   --------

Fixed Income Fund         $102      $318       $552      $1,225

                            OBJECTIVES AND STRATEGIES

The Equity Fund

The Equity Fund's investment objective is to achieve long-term growth of capital. The Equity Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Equity Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Equity Fund's investment objective.

The Equity Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Equity Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Equity Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Equity Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Equity Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Equity Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Equity Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

The Fixed Income Fund

The Fixed Income Fund's investment objective is current income. The Fixed Income Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fixed Income Fund's voting securities. There is no assurance that the investment adviser will achieve the Fixed Income Fund's investment objective.

The Fixed Income Fund seeks to achieve its objective by investing primarily in debt securities, such as U.S. Government Securities, municipal securities, corporate debt securities, zero coupon bonds, as well as obligations of governments, instrumentalities and corporations outside the U.S. Under normal market conditions, the Fixed Income Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. In addition, under normal market conditions, at least 65% of the Fixed Income Fund's total assets will be invested in securities rated, at the time of purchase, Aa or higher by Moody's Investors Service, Inc. ("Moody's"); or AA or higher by Standard & Poor's Rating Group ("S&P"), or unrated securities which the investment adviser believes to be of comparable quality. The Fixed Income Fund may invest in lower rated securities in order to avail itself of the higher yields available with these securities. However, no more than 5% of the total assets may be invested in securities rated below investment grade (i.e., below BBB by S&P or Baa by Moody's) or which are unrated but are of comparable quality as determined by the investment adviser. Securities rated below investment grade entail greater risk than investment grade securities. After purchase by the Fixed Income Fund, a debt security may cease to be rated or its rating may be reduced. Neither event would require the elimination of the debt security from the portfolio.

The selection of debt securities for the Fixed Income Fund is dependent upon the investment adviser's evaluation of those factors influencing interest rates. The investment adviser considers the rates of return available for any particular maturity and compares that to the rates for other maturities in order to determine the relative and absolute differences as they relate to income and the potential for market fluctuation. There are no restrictions on the maturity composition of the Fixed Income Fund. Under normal economic and market conditions, the Fixed Income Fund generally will hold its short-term securities or debt obligations until maturity and its other securities or obligations until market conditions, in the judgment of the investment adviser, make sale advantageous to the Fixed Income Fund. In either case, the Fixed Income Fund may sell such securities or obligations as required to meet requests for redemption of shares of the Fixed Income Fund. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the obligation is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company's fundamentals can no longer justify the price at which the stock trades.

The market values of fixed income securities tend to vary inversely with the level of interest rates. When interest rates rise, the market values of such securities tend to decline and vice versa. Although under normal market conditions longer term securities yield more than short-term securities of similar quality, longer term securities are subject to greater price fluctuations. Fluctuations in the value of the investments will be reflected in the NAV of the Fixed Income Fund.

                                      RISKS

Stock Market Risk

The Equity Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Equity Fund may increase or decrease. The Equity Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Equity Fund may not perform as anticipated.

Foreign Investing Risk

The Funds' investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, each Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements For temporary defensive purposes, the Equity Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Equity Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict how long such defensive strategies will be utilized.

                                   MANAGEMENT

The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

The Adviser

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the investments of the Funds pursuant to separate Investment Advisory Agreements. Under the Advisory Agreements, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages each Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Each Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of its average daily net assets. However, the Adviser has voluntarily agreed to waive all or a portion of the advisory fee or make payments to the Fixed Income Fund in order to maintain the Fixed Income Fund's ratio of total operating expenses at an annual rate not to exceed 1.00%. This voluntary arrangement continues through August 31, 2002. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Equity Fund at the annual rate of 1.00% of the Fund's average daily net assets, and received investment advisory fees from the Fixed Income Fund at the annual rate of 0.50% of the Fund's average daily net assets.

Since the Equity Fund's inception on October 15, 1997 and the Fixed Income Fund's inception on January 27, 1998, Leland Faust has been primarily responsible for the day to day management of the Funds. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of each fund.

                             SHAREHOLDER INFORMATION

Each Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Funds are informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of a Fund's investments and other assets, subtracting any liabilities of the Fund and then dividing by the total number of Fund shares outstanding.

Investor Shares of the Equity Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. The public offering price of Investor Shares is equal to the net asset value of Investor Shares plus the applicable sales load. Shares of the Fixed Income Fund are bought or exchanged at the NAV next determined after a request has been received in proper form. Shares of the Funds held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Investor Shares of the Equity Fund. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Funds' securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Debt securities are valued by appraising them at prices supplied by a pricing agent approved by the Company, which prices may reflect broker-dealer supplied valuations and electronic data processing techniques. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Funds. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Shares of the Funds may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Funds. The Funds are also offered through financial supermarkets, investment advisers and consultants and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Investor Shares of the Equity Fund. However, if you purchase Investor Shares in amounts over a certain level, the initial sales charge may be reduced. There are no sales charges in connection with purchasing, exchanging or redeeming shares of the Fixed Income Fund. The minimum initial investment in Investor Shares of the Equity Fund and in the Fixed Income Fund is $1,000. Additional investments in each Fund must be in amounts of $50 or more. The Funds retain the right to waive the minimum initial investment or to refuse to accept an order.

Sales Charges - Investor Shares of the Equity Fund

If you purchase your Investor Shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Investor Shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                  ---------------------     Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
--------------------                --------   ----------     ----------------

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

Right of Accumulation

After making an initial purchase of Investor Shares in the Equity Fund, you may reduce the sales charge applied to any subsequent purchases. Your Investor Shares previously purchased will be taken into account on a combined basis at the current net asset value per Investor Share of the Equity Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Investor Shares of the Equity Fund that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

A reduced sales charge on Investor Shares of the Equity Fund as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges on Investor Shares of the Equity Fund

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Investor Shares of the Equity Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Equity Fund shares;

(3) purchases of Investor Shares of the Equity Fund shares by the Distributor for its own investment account and for investment purposes only;

(4) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(5) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(6) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(7) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(8) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(9) the purchase of Investor Shares of the Equity Fund, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Investor Shares of the Equity Fund without a sales charge or with a reduced sales charge. Other fees, such as the 1.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (888) 826-2520. All account information is subject to acceptance and verification by the Distributor.

Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with your check(s) payable to the Fund(s) that you have selected. For subsequent purchases, include with your check(s) the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund(s). You will not have access to your shares until the records of the Fund(s) are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund(s) to receive the amount(s) you are investing in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Funds are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Funds when, in the judgment of the Funds' management, such withdrawal is in the best interest of the Funds. An order to purchase shares is not binding on, and may be rejected by, the Funds until it has been confirmed in writing by the Funds and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Funds' procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order; and in the case of the Investor Shares of the Equity Fund, less the 1.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. A Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund(s) you designate in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the designated Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the designated Fund receives a completed account application form for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption that designates the Fund(s) you have selected and is signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application form has been changed within the last thirty (30) days, or if you ask that the proceeds be sent to a different person or address.

Signature guarantees are used to help protect you and the Funds. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Funds from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Funds may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Funds will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions, signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with a Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares of the Fund(s) you designate. To use this service, you must authorize the transfer of funds by completing the Plan Section of the account application form and sending a blank voided check.

Exchange Privileges

You may exchange all or a portion of your shares of a fund for the shares of the other fund or certain other funds offered by the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared and paid annually for the Equity Fund and monthly for the Fixed Income Fund. Each of the Funds intends to distribute annually any net capital gains.

Distributions from a Fund will automatically be reinvested in additional shares of the same Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of a Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check each Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of a Fund or receive them in cash. Any capital gains a Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of a Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of a Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of a Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Foreign exchange gains or losses realized on the sale of securities generally are treated as ordinary income or loss by a Fund and may increase or decrease Fund distributions to you. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, a Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs a Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Funds may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Funds send these documents to each shareholder individually by calling the Company at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Funds' financial performance for the period of each Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in each Fund (assuming reinvestment of all dividends and distributions). The Funds' financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Funds' financial statements, are included in the Funds' Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Funds are included in the Annual Report. The Annual Report and the SAI are available at no cost from the Funds at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

EQUITY FUND - INVESTOR SHARES

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                             Investor Class Shares


                                               Years ended            Period
                                       ---------------------------    ended
                                       August    August     August    August
                                       31, 2001  31, 2000   31, 1999  31, 1998*

Per Share Operating Performance
Net asset value, beginning of period   $18.37    $13.36     $ 9.88    $10.00
                                       ------    ------     ------    ------
Income from investment operations-
   Net investment income
       (loss)                            0.01     (0.02)    (0.02)      0.02
   Net realized and unrealized gain
       (loss)on investments             (3.45)     5.03      3.52      (0.14)
                                       -------    ------    ------     ------
   Total from investment operations     (3.44)     5.01      3.50      (0.12)
                                       -------    ------    ------     ------
Less distributions-

   Distributions from net investment
       income                            ---       ---      (0.02)        ---
   Distributions from capital
       gains                            (1.31)     ---        ---         ---
                                       -------    -------   ------    -------
   Total distributions
                                        (1.31)     ---      (0.02)        ---
                                       -------    -------  -------    -------
Net asset value, end of period         $13.62     $18.37    $13.36    $  9.88
                                       =======    ======    ======    =======

Total Return                           (19.32%)    37.50%    35.21%    (1.20%)

Ratios/Supplemental Data
   Net assets, end of period (000's)  $104,283   $113,673   $52,924   $26,576
Ratio to average net assets-
   Expenses (A)                          1.45%      1.44%     1.50%    1.50%**
   Expenses-net (B)                      1.44%      1.44%     1.50%    1.49%**
   Net investment income(loss)           0.06%     (0.14%)   (0.15%)   0.42%**
Portfolio turnover rate                 17.16%     22.69%    12.91%    8.16%

-------------------------------

*    Commencement  of  operations  of the  Investor  Shares was October 14,
     1997.

**   Annualized

(A) The expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.

(B) The expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.

FIXED INCOME FUND

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------

                                             Years ended
                                    -------------------------------Period
ended
                                    August 31, August 31, August 31, August
31,
                                      2001       2000       1999       1998*
                                   ---------  ---------   ---------
----------
Per Share Operating Performance
Net asset value, beginning of period  $9.92      $9.75      $10.48     $10.00
                                      -----      -----      ------     ------
Income from investment operations-
   Net investment income               0.45       0.43        0.39       0.22
   Net realized and unrealized gain
    (loss) on investments              0.45       0.18       (0.51)      0.26
                                       ----       ----       ------      ----
 Total from investment operations      0.90       0.61       (0.12)      0.48
                                       ----       ----       ------      ----
Less distributions-
   Distributions from net investment
    income                            (0.44)     (0.44)      (0.61)        -
   Distributions from capital gains     -          -           -           -
                                       ---        ---         ---         ---
Total distributions                   (0.44)     (0.44)      (0.61)        -
                                      ------     ------      ------       ---
Net asset value, end of period       $10.38      $9.92       $ 9.75     $10.48
                                     ======      ======      ======     ======

Total Return                           9.29%      6.39%      (1.31%)      4.80%



Ratios/Supplemental Data
   Net assets, end of period (000's)  $92,234   $64,671     $48,605    $33,900
Ratio to average net assets - (A)
   Expenses (B)                        0.98%      0.99%       1.00%      1.00%**
   Expenses- net (C)                   0.97%      0.99%       1.00%      1.00%**
   Net investment income               4.37%      4.43%       4.22%      4.34%**
Portfolio turnover rate                1.67%     11.52%       1.38%      0.00%

----------------------------------

*    Commencement of operations January 27, 1998.

**   Annualized

(A) Management fee waivers reduced the expense ratios and increased the net investment income ratio by .50% for the year ended August 31, 2001, .50% for the year ended August 31, 2000,.50% for the year ended August 31, 1999, and .50% for the period ended August 31, 1998.

(B) The expense ratios have been increased to include custodian fees which were offset by custodian credits and before management fee waivers for the year ended August 31, 2001.

(C) The expense ratio - net reflects the effect of the management fee waivers and the custodian fee credits the Fund received for the year ended August 31, 2001.

You'll find more information about the Funds in the following documents:

The Funds' annual and semi-annual reports will contain more information about the Funds and a discussion of the market conditions and investment strategies that had a significant effect on the Funds' performance during the last fiscal year.

For more information about the Funds, you may wish to refer to the Company's SAI dated ___________________, 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (888) 826-2520 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Funds may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS




THE WORLD FUNDS, INC.


CSI Equity Fund
Institutional Shares


Prospectus dated ____________________, 2001



This Prospectus describes the CSI Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, one of which, Institutional Shares, is offered to qualifying investors by this Prospectus. Investor Shares are offered to certain shareholders by a separate prospectus. To obtain a prospectus, please call (888) 826-2520. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.











As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout
                        the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal  Risks:       The principal  risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.


The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The returns shown below are for Investor Shares of the Fund which are offered in a separate prospectus. Institutional Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Fund have varied from year to year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell Investor Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Investor Shares of the Fund for the periods ended December 31, 2000 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Investor Shares)

1998  26.10%
1999  29.45%
2000  10.52%

[end bar chart]

     The year-to-date return for the Investor Shares of the Fund as of September 30, 2001 was (24.44%).

     During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (14.14%)(quarter ending March 31, 2001).

                                 Average Annual Total Return
                          (for the periods ending December 31, 2000)
                          -----------------------------------------

                                    One        Since Inception
                                    Year       (October 15, 1997)
                                    -----      ------------------

Investor Shares(1)                  10.52%     20.13%
Lipper Global Fund Index(2)        (8.50%)      9.00%

(1) These returns represent the performance of the Investor Shares. However, the returns for the Institutional Shares would have been the same as the Investor Shares during the periods covered by this table because each class had the same expense structure.

 (2) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Investor Share's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Institutional Shares

Maximum Sales Charge (Load)                    None
Maximum Deferred Sales Charge (Load)           None
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions                  None
Redemption Fees(1)                             1.00%(2)
Exchange Fees(3)                               None

Annual Operating Expenses (expenses that are deducted from Fund assets)

                                          Institutional Shares

Management Fee                                 1.00%
Distribution (12b-1) and  Service Fees         0.00%
Other Expenses                                 0.45%
                                               -----
Total Fund Operating Expenses                  1.45%

(1) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(2) A 1% redemption fee is charged on shares held less than three hundred sixty (360) days and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.

Example:

The following expense examples show the expenses that you could pay over time. They will help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. Each example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, and then you redeem all of your shares at the end of the periods indicated. Each example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the examples are for comparison only. Based on these assumptions, your costs would be:

           1 Year       3 Years   5 Years    10 Years
           ----------   -------   -------    --------

           $148           $459      $792       $1,735

                            OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, in the investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company's fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements. For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

                                   MANAGEMENT

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Fund. Since the Fund's inception on October 15, 1997, Leland Faust has been primarily responsible for the day to day management of the Fund. The Adviser also serves as investment adviser to one other mutual fund, the CSI Fixed Income Fund. Mr. Faust who has been the President of the Adviser since its formation in 1978 is the President and Portfolio Manager of the Fund.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders. The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of the average daily net assets. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, subtracting any liabilities attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Institutional Shares of the Fund are bought at the NAV price per share next determined after a request has been received in proper form. Institutional Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any redemption fee on shares held less than 360 days. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Institutional Shares of the Fund are available for purchase by institutional investors, such as corporations and financial institutions (e.g. banks, savings and loan associations and broker-dealers), clients of the Adviser and by existing shareholders of the Fund on the date that the Fund began offering multiple classes of shares.

You may purchase Institutional Shares of the Fund directly from First Dominion Capital Corp. (the "Distributor") by calling (888) 826-2520 or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. Institutional Shares of the Fund are also offered through financial supermarkets, investment advisers and consultants and other investment professionals. There are no sales charges in connection with purchasing Institutional Shares of the Fund. Investment professionals who offer Institutional Shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Minimum Investments

The minimum initial investment for Institutional Shares of the Fund is $1,000,000. Subsequent investments must be in amounts of $250,000 or more. The Company may waive the minimum initial investment requirement for purchases made by directors, officers and employees of the Company. The Company may also waive the minimum investment requirement for purchases by its affiliated entities and certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Investing  by Wire

You may purchase Institutional Shares by requesting your bank to wire funds directly to Fund Services, Inc. (the "Transfer Agent"). To invest by wire please call the Transfer Agent at (800) 628-4077 for instructions, then notify the Distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form (the "Account Application"), which accompanies this prospectus, promptly to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions that you provide your bank.

Purchases by Mail

For initial purchases, the Account Application should be completed, signed and mailed to the Transfer Agent, together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and tax identification number(s).

The Transfer Agent will automatically establish and maintain an open account for the Fund's shareholders. The open account reflects a shareholder's Institutional Shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase Institutional Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem Institutional Shares of the Fund at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your Institutional Shares until it has received all information and documents necessary for your request to be considered in "proper order." (See "Signature Guarantees.") The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption, or which specify any special conditions. The Company's procedure is to redeem Institutional Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. The Company deducts a 1% redemption fee from proceeds of Institutional Shares redeemed less than three hundred sixty (360) days after purchase (including shares to be exchanged). The Company reserves the right to waive the redemption fee. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell Institutional Shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Institutional Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed Account Application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption by Telephone

You may redeem your Institutional Shares by telephone provided that you requested this service on your initial Account Application. If you request this service at a later date, you must send a written request, along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem Institutional Shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

You cannot redeem Institutional Shares by telephone if you hold a stock certificate representing the shares you are redeeming or if you paid for the shares with a personal, corporate, or government check and your payment has been on the books of the Company for less than 15 days.

If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229.

The Transfer Agent employs reasonable procedures designed to confirm the authenticity of your instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help to protect you and the Company from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial Account Application.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

How To Transfer Shares

If you wish to transfer Institutional Shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (4) any stock certificates which have been issued for the Institutional Shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest. In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different Fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Any foreign taxes paid by a Fund that invests more than 50% of its assets in foreign securities may be passed through to you as a foreign tax credit. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in a Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Institutional Shares operations. Certain information reflects financial results for a single Institutional Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders and are incorporated by reference into the SAI. Additional performance information is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGH EACH PERIOD

                                        Institutional Shares

                                        Period ended
                                        August 31, 2001
Per Share Operating Performance
Net asset value, beginning of period    $14.95
                                        ------

Income from investment operations-
   Net investment income
       (loss)                             ---
   Net realized and unrealized gain
       (loss)on investments              (0.62)
                                         ------
   Total from investment operations      (0.62)
                                         ------
Less distributions-

   Distributions from net investment
       income                              ---
   Distributions from capital
       gains                             (0.71)
                                         ------
   Total distributions
                                         (0.71)

-------
Net asset value, end of period          $13.62
                                        ======

Total Return                             (4.26%)

Ratios/Supplemental Data
   Net assets, end of period (000's)    $6,598
Ratio to average net assets-
   Expenses (A)                           1.45%**
   Expenses-net (B)                       1.44%**
   Net investment income(loss)            0.01%**
Portfolio turnover rate                  17.16%

---------------------------------------

 *    Commencement of operations of Institutional  Shares was June 28, 2001.

**   Annualized

(A) The expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 2001.

(B) The expense ratio - net reflects the effect of the custodian fee credits the Fund received for the period ended August 31, 2001.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated _______________, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (888) 826-2520 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

THE WORLD FUNDS, INC.


CSI Equity Fund
Class A Shares and Class C Shares


Prospectus dated _________________, 2001




This Prospectus describes the CSI Equity Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, two of which, Class A Shares and Class C Shares, are offered by this Prospectus. Class A Shares are sold with a front-end sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks long-term growth of capital by investing in a diversified portfolio of equity securities.











As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS


RISK RETURN SUMMARY
FEES AND EXPENSES
OBJECTIVES AND STRATEGIES
RISKS
FUND MANAGEMENT
SHAREHOLDER INFORMATION
PURCHASING SHARES
DISTRIBUTION ARRANGEMENTS
REDEEMING SHARES
DISTRIBUTIONS AND TAXES
SHAREHOLDER COMMUNICATIONS
FINANCIAL HIGHLIGHTS

                               RISK/RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
Strategies:             The Fund seeks to achieve price appreciation by
                        investing in a diversified portfolio consisting primarily of common stocks. The primary selection of well-established, large capitalized companies throughout the world is consistent with the Fund's focus on capital preservation. The Fund utilizes both value and growth oriented investment strategies in the security selection process.

Principal  Risks:       The principal  risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the Fund's net asset value ("NAV") to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are
                        seeking long-term capital growth and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Fund has performed in the past and give some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. As of the date of this Prospectus, the Fund has not offered Class A or Class C Shares of the Fund. The returns shown below are for Investor Shares of the Fund which are offered in a separate prospectus. Class A and Class C Shares should have returns that are substantially the same because they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. The bar chart shows how the performance of the Investor Shares of the Fund has varied from year to year. Prior to May 23, 2001, Investor Shares of the Fund were sold without any sales charges. If the returns of the Investor Shares were restated to reflect the front-end sales charge that you pay when buying Class A or Class C Shares, the returns would be lower. In addition, the returns for Class A and Class C Shares would be different than the figures shown below because each class of shares has different expenses. The table compares the average annual total returns of the Investor Shares of the Fund for the periods ended December 31, 2000 to the Lipper Global Funds Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

CSI Equity Fund (Investor Shares)

1998  26.10%
1999  29.45%
2000  10.52%

[end bar chart]

     The year-to-date return for the Investor Shares of the Fund as of September 30, 2001 was (24.44%).

     During the periods shown in the bar chart, the highest return for a calendar quarter was 26.23% (quarter ending December 31, 1998) and the lowest return for a calendar quarter was (13.58%)(quarter ending September 30, 1998).

                                 Average Annual Total Return
                          (for the periods ending December 31, 2000)
                          -----------------------------------------

                                    One        Since Inception
                                    Year       (October 15, 1997)
                                    -----      ------------------

Investor Shares                     10.52%     20.13%
Class A Shares (1)                   4.16%     17.94%
Class C Shares (2)                   8.32%     19.78%
Lipper Global Fund Index (3)        (8.50%)     9.00%

---------------------------

(1) These returns represent the performance of the Investor Shares of the Fund but they have been restated to include the effect of the maximum 5.75% front--end sales charge payable on purchases of Class A Shares. Class A Shares are also subject to distribution fees at an annual rate of 0.35% of the Fund's Class A Shares assets. If the performance of the Investor Shares of the Fund had been reduced by these distribution fees, the average annual total returns for the Investor Shares would have been lower.

(2) These returns represent the performance of the Investor Shares of the Fund but they have been restated to include the effect of the maximum 1.00% front-end sales charge payable on the purchase of Class C Shares and the effect of the 1.00% contingent deferred sales charge payable on redemptions of Class C Shares redeemed within one year of purchase. Class C Shares are also subject to distribution and service fees at an annual rate of 1.00% of the Fund's Class C Share assets. If the performance of the Investor Shares of the Fund had been reduced by these distribution and service fees, the average annual total returns for the Investor Shares would have been lower.

(3) The Lipper Global Fund Index is an unmanaged index. The Lipper Global Funds Index is a composite of the total return of mutual funds with the stated objective of investing at least 25% of their portfolio securities outside of the United States and may own U.S. securities as well. It is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                          Class A   Class C
                                          -------   -------
Maximum Sales Charge (Load)(1)            5.75%     1.00%
Maximum Deferred Sales Charge (Load)      None(2)   1.00%(3)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None      None
Redemption Fees(4)                        None      None
Exchange Fees(5)                          None      None

Annual Operating Expenses (expenses that are deducted from Fund assets)

                                         Class A   Class C
                                         -------   -------
Management Fee                           1.00%     1.00%
Distribution (12b-1) and
  Service Fees                           0.35%     1.00%
Other Expenses                           0.45%     0.45%
                                         -----     -----
Total Fund Operating Expenses            1.80%     2.45%

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

(3) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase.

(4) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(5)  A shareholder may be charged a $10 fee for each telephone exchange.


Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


                          1 Year    3 Years    5 Years   10 Years
                          ------    -------    -------   --------

Class A Shares (1)        $747      $1,109     $1,494    $2,569
Class C Shares (1)(2)      446         856      1,392     2,858


(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold or Class C Shares, and you did not sell your shares during the periods indicated, your costs would be:

                         1 Year     3 Years   5 Years   10 Years
                         ------     -------   -------   --------

Class C Shares            $346       $856      $1,392    $2,858

OBJECTIVES AND STRATEGIES

The Fund's investment objective is to achieve long-term growth of capital. The Fund's investment objective is fundamental and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance that the investment adviser will achieve the Fund's investment objective.

The Fund seeks to achieve its investment objectives by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its total assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice. The Fund will not be limited to investing in securities of companies of any size or to securities traded in any particular market.

The Fund's assets will be invested on a global basis to take advantage of investment opportunities both within the U.S. and outside the U.S. The foreign securities which the Fund purchases may be bought directly in their principal markets or may be acquired through the use of sponsored and unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

While the Fund intends to remain substantially invested in common stocks and securities convertible into common stocks, it may invest in high quality money market instruments during times when excess cash is generated or when cash is held pending investment in suitable securities. Such money market investments include short-term U.S. Government securities or other forms of indebtedness, such as bonds, certificates of deposit or repurchase agreements.

Securities under consideration for purchase must meet a variety of criteria. No particular formulas are used, but rather emphasis is placed on those companies which the investment adviser believes are most likely to prosper under various economic conditions and which have demonstrated the ability to produce reliable earnings or dividend growth over the years. Among other things, balance sheet analysis, return on equity, price/earnings ratios and relative strength are included in the investment adviser's decision making process. In determining which portfolio securities to sell, the investment adviser considers the following: 1) when, the in investment adviser's opinion, the price of the shares is either not likely to increase or may decline because of their views on the prospects for the individual company or industry in which the company operates or general economics conditions; or 2) when the investment adviser thinks that the company fundamentals can no longer justify the price at which the stock trade.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Foreign Investing Risk

The Fund's investments in foreign securities may involve risks that are not ordinarily associated with U.S. securities. Foreign companies are not generally subject to the same accounting, auditing and financial reporting standards as are domestic companies. Therefore, there may be less information available about a foreign company than there is about a domestic company. Certain countries do not honor legal rights enjoyed in the U.S. In addition, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect U.S. investments in those countries.

Investments in foreign companies often are made in the foreign currencies, subjecting the investor to the risk of currency devaluation or exchange rate risk. In addition, many foreign securities markets have substantially less trading volume than the U.S. markets, and securities of some foreign issuers are less liquid and more volatile than securities of domestic issuers. These factors make foreign investment more expensive for U.S. investors. Mutual funds offer an efficient way for individuals to invest abroad, but the overall expense ratios of mutual funds that invest in foreign markets are usually higher than those of mutual funds that invest only in U.S. securities.

Depositary  Receipts

In addition to the risks of foreign investment applicable to the underlying securities, unsponsored Depositary Receipts may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current. Please refer to the Statement of Additional Information (the "SAI") for more information on Depositary Receipts.

Temporary Defensive Positions

When the investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds, certificates of deposits or repurchase agreements (for the risks involved in repurchase agreements see the Statement of Additional Information). For temporary defensive purposes, the Fund may hold cash or debt obligations denominated in U.S. dollars or foreign currencies. These debt obligations include U.S. and foreign government securities and investment grade corporate debt securities, or bank deposits of major international institutions. When the Fund is in a temporary defensive position, it is not pursuing its stated investment policies. The investment adviser decides when it is appropriate to be in a defensive position. It is impossible to predict for how long such defensive strategies will be utilized.

                                   MANAGEMENT

CSI Capital Management, Inc. (the "Adviser") located at 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, manages the assets of the Fund. Since the Fund's inception on October 15, 1997, Leland Faust has been primarily responsible for the day to day management of the Fund. The Adviser also serves as investment adviser to one other mutual fund, the CSI Fixed Income Fund. Mr. Faust, who has been the President of the Adviser since its formation in 1978, is the President and Portfolio Manager of the Fund.

The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and execution of orders. The Fund pays the Adviser a monthly investment advisory fee at an annual rate of 1.00% of the average daily net assets. During the fiscal year ended August 31, 2001, the Adviser received investment advisory fees from the Fund at the annual rate of 1.00% of the Fund's average daily net assets.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, subtracting any liabilities attributable to its Class A Shares, Institutional Shares, Class C Shares or Investor Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares, two of which are described in this Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                      Class A Shares    Class C Shares
                      --------------    --------------

Max. initial             5.75%            1.00%
sales charge.          (Subject to
                        reductions
                        beginning with
                        investments
                        of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent               None             Year 1      1.00%
deferred sales      (Except for 1.00%     Year 2+     None
charge ("CDSC")      on redemptions
imposed when         within 1 year
shares are           of shares
redeemed             purchased
(percentage based    without a
on purchase          front-end
price).  Years       sales charge.)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution 12b-1
  and Service fees.       0.35%           1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Appropriate for:   All investors,         Investors who
                   particularly           intend to hold
                   those who intend       their shares for
                   to hold their          at least 1 year.
                   shares for a
                   long period of
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.

Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                          Class A           Class C
                           -------          -------
Minimum Initial            $1,000           $1,000
Investment

Minimum Subsequent         $  250*          $  250*
Investment

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

Purchases by Mail

For initial purchases, the account application form, which accompanies the prospectus, should be completed, signed and mailed to the Transfer Agent at 1500 Forest Avenue, Suite 111, Richmond, VA 23229, together with your check(s) payable to the Fund. For subsequent purchases, include with your check(s), the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Transfer Agent for instructions, then notify the Fund's distributor by calling (800) 776-5455. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the records of the Fund. You will not have access to your shares until the records of the Fund are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name, account number and the name of the Fund to receive the amount(s) you are investing in the wire instructions you provide your bank.

The Transfer Agent will automatically establish and maintain an open account for the Funds' shareholders. The open account reflects a shareholder's shares. This service facilitates the purchase, redemption or transfer of shares, eliminates the need to issue or safeguard certificates and reduces time delays in executing transactions. Stock certificates are not required and are not normally issued. Stock certificates for full shares will be issued by the Transfer Agent upon written request but only after payment for the shares is collected by the Transfer Agent.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the Prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

         Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                  ---------------------     Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%


After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                         Class C Broker-Dealer Commission and Service Fee

                                    Sales Charge
                                    as a Percentage of
Amount of Purchase                  ----------------------    Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
-------------------                 --------   ----------     -----------------

All purchases                       1.00%      1.01%          1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution and service activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class C Shares, and 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2)  exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4)  withdrawals   through  Systematic   Monthly   Investment   (systematic
     withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (888) 826-2520. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The  following  institutions  are  acceptable  signature  guarantors:   (1)
participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP"); (2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, if your investment is made through First Dominion Capital Corp., the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, VA 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds of the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (888) 826-2520.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. As of the date of this Prospectus, the Fund has not offered Class A or Class C Shares of the Fund. The information in this table is for the Investor Shares of the Fund. Certain information reflects financial results for a single Investor share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Investor Shares of the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this Prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGH EACH PERIOD



                                          Investor Class Shares

                                                    Period    Period
                                  Years ended       ended     ended
                          August  August   August   August    August
                          31, 2001         31, 2000 31, 1999  31, 1998  31,
2001*

Per Share Operating Performance

Net asset value,
  beginning of period                   $18.37    $13.36     $ 9.88     $10.00
                                        ------    ------     ------     ------

Income from investment operations-
   Net investment income  (loss)          0.01    (0.02)      (0.02)      0.02

   Net realized and unrealized gain
       (loss)on investments              (3.45)    5.03        3.52      (0.14)
                                        -------   ------     ------      ------

   Total from investment operations      (3.44)    5.01        3.50      (0.12)
                                        -------   ------     ------      ------

Less distributions-

   Distributions from net investment
       income                              ---      ---       (0.02)        ---
   Distributions from capital
       gains                             (1.31)     ---         ---         ---

   Total distributions
                                         (1.31)     ---       (0.02)        ---
                                        -------  -------     -------    -------
Net asset value, end of period          $13.62   $18.37      $13.36      $ 9.88
                                       =======   ======      ======      ======


Total Return                           (19.32%)   37.50%      35.21%     (1.20%)
Ratios/Supplemental Data
   Net assets, end of period (000's)  $104,283 $113,673     $52,924     $26,576

Ratio to average net assets-
   Expenses (A)                           1.45%    1.44%       1.50%     1.50%**
   Expenses-net (B)                       1.44%    1.44%       1.50%     1.49%**

Portfolio turnover rate                  17.16%   22.69%      12.91%     8.16%




*     Commencement of operations of Investor Class Shares was October 14, 1997;

**    Annualized

(A) Expense ratio has been increased to include custodian fees which were offset by custodian credits for the period ended August 31, 1998 and for the year ended August 31, 2001.

(B) Expense ratio - net reflects the effect of the custodian fee credits the fund received for the period ended August 31, 1998 and for the year ended August 31, 2001.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated _______, 2001 which is on file with the SEC and incorporated by reference into this Prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at:
mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:
publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS

THE WORLD FUNDS, INC.
The New Market Fund


Prospectus dated___________________, 2001








This prospectus describes The New Market Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks long-term growth of capital by investing in a non-diversified portfolio of common stocks and securities convertible into common stock.















As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

                               RISK/RETURN SUMMARY

Investment Objective:   Long-term growth of capital

Principal Investment
  Strategies:           Under normal circumstances, the Fund will
                        invest at least 65% of its net assets in common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock.

Principal Risk:         The principal risk of investing in the Fund is that the
                        value of its investments are subject to market, economic and business risk that may cause the net asset value
                        ("NAV") to fluctuate over time. Therefore, the value of your investment could decline and you could lose money.
                        There is no assurance that the investment adviser will achieve the Fund's objective.

                        The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                        An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:       You may want to invest in the Fund if you are
                        seeking long-term growth of capital and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund for the periods ended December 31, 2000 to the Lipper Large Cap Value Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.


[bar chart goes here]

The New Market Fund*

1999        (1.72%)
2000         5.61%

     The year-to-date return for The New Market Fund as of September 30, 2001 was (11.96%).

     During the period shown in the bar chart, the highest return for a calendar quarter was 7.72% (quarter ending March 31, 2000) and the lowest return for a calendar quarter was (9.35%) (quarter ending September 30, 1999).

[end bar chart]

                                      Average Annual Total Return
                              for the periods ending December 31, 2000
                              ----------------------------------------

                                                       Since Inception
                                   One Year           (October 1, 1998)
                                   --------            -----------------

The New Market Fund                    5.61%            7.25%
Lipper Large Cap Value Index(1)        1.95%           14.84%

(1) Lipper Large Cap Value Index is an unmanaged index. The Lipper Large Cap Value Index is an equally-weighted performance indice, adjusted for capital gains distributions and income dividends, of the largest 30 qualifying equity funds that, by practice, invest at least 75% of their equity assets in companies with market capitalization (on a three-year weighted basis) of greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases              2.75%
Sales Charge (load) Imposed on Reinvested Dividends           None
Redemption Fees (1)(2)                                        1.00%
Exchange Fees (3)                                             None

Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                                1.00%
Distribution and Service (12b-1) Fees                         0.50%
Other Operating Expenses                                      2.11%
                                                              -----
Total Annual Fund Operating Expenses                          3.61%
Fee Waiver and/or Expense Reimbursements(4)                   1.62%
                                                              -----
Net Expenses                                                  1.99%

(1) A shareholder electing to redeem shares by telephone may be charged $10 for each such redemption request.

(2) A one percent (1.00%) redemption fee is charged on shares held less than 360 days and is retained by the Fund to defray market effects, taxes, and expenses created by short-term investments in the Fund.

(3)   A shareholder may be charged a $10 fee for each telephone exchange.

(4) In the interest of limiting expenses of the Fund, Virginia Management Investment Corporation (the "Manager") has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 1.99% until August 31, 2002 (see Management"). During the fiscal year ended August 31, 2001, the Manager waived fees and/or reimbursed expenses at the annual rate of 1.54% of the fund's average net assets. In addition, the fund received custodial fee credits which were used to offset expenses at the annual rate of 0.08% of the fund's average net assets.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. Also, the example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:


      1 Year*         3 Years        5 Years         10 Years
      ------         -------        -------         --------

      $471           $1,350          $2,092          $4,040

* The cost shown for the first year reflects the cap imposed by the expense limitation agreement.

Should the Manager continue this contractual agreement for the periods indicated below, your costs would be:

      1 Year         3 Years        5 Years         10 Years
      -------        -------         --------       --------

      $471           $  882          $1,318          $2,528

                            OBJECTIVES AND STRATEGIES

The Fund's investment objective is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of common stocks or securities convertible into common stocks, such as, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 65% of its net assets in common stocks or securities convertible into common stocks. The Fund will not be limited to investing in the securities of companies of any particular size, or to securities traded in any particular market. It is the Fund's policy to focus its investments on profitable, financially stable growth companies. It is anticipated that such companies will generate high returns on invested capital. The companies will generally be unleveraged, characteristically have shareholder-oriented management, and generally tend to have large market capitalizations.

In determining which portfolio securities to sell, the Manager considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and, (5) to raise funds to cover redemptions.

                                      RISKS

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the investment adviser in evaluating, selecting and monitoring the portfolio assets. If the investment adviser's conclusions about asset allocation are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

The Fund may invest a portion of its assets in smaller companies that may involve greater risk than investments in larger, more mature issuers. Smaller companies may have limited product lines, markets or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. As a result, the prices of their securities may fluctuate more than those of larger issuers.

Non-diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Temporary Defensive Positions

When the Fund's investment adviser believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its total assets in U.S. government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position, it may not achieve its investment objective.

                                   MANAGEMENT

The Company

The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Manager to manage all aspects of the investments of the Fund.

Investment Manager

The Manager, located at 7800 Rockfalls Drive, Richmond, Virginia 23225, manages the investments of the Fund pursuant to an Investment Management Agreement (the "Management Agreement"). The Manager, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities, and maintains related records.

Under the Management Agreement, the monthly compensation paid to the Manager is accrued daily at an annual rate equal of 1.00% of the average daily net assets of the Fund. For the fiscal year ended August 31, 2001, the Manager waived its entire fee.

In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 1.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Manager will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia, located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"). Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

The Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Adviser one-half of the management fee received from the Fund.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable redemption fee. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

The public offering price is the Fund's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows.

Sales Charges

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase shares of the Fund. The following schedule governs the percentage to be received by the selling broker-dealer firm.

                              Sales Charge as a Percentage of
Amount of Purchase            -------------------------------   Dealer Discount
At the Public                   Offering        Net Amount      as Percentage of
Offering Price                  Price           Invested        Offering Price
------------------              -------         ---------       ----------------

$1,000 but under $100,000          2.75%           2.83%             2.25%
$100,000 but under $250,000        2.25%           2.30%             1.75%
$250,000 but under $500,000        1.50%           1.52%             1.25%
$500,000 but under $1 million      1.00%           1.01%             0.75%
$1 million or over                 0.00%           0.00%             0.00%

A front-end sales charge may not be imposed if a shareholder purchases shares of the Fund with redemption proceeds from other mutual fund complexes on which the shareholder previously paid a front-end sales charge or a contingent deferred sales charge.

Right of Accumulation

After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Manager, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(3) purchases of Fund shares by FDCC for its own investment account and for investment purposes only;

(4) "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(5) a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;

(6) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(7) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(8) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(9) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 1.00% redemption fee on shares held for less than 360 days, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

By Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.50% of the Fund's average daily net assets. The total Rule 12b-1 fee may be used to pay for certain shareholder services provided by institutions that have agreements with the distributor of shares to provide those services. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 1.00% redemption fee for shares held less than 360 days. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSANDING THROUGH EACH PERIOD
-------------------------------------------------------------------------------

                                         Years ended             Period ended
                                       August 31,   August 31,     August 31,
                                         2001         2000            1999*
                                       ---------    ---------      ----------
Per Share Operating Performance
Net asset value, beginning of period    $11.71        $11.64         $10.00
                                        ------        ------         ------
Income from investment operations-
  Net investment loss                    (0.09)        (0.03)         (0.03)
  Net realized and unrealized gain on
    investments                           0.03          0.10           1.67
                                        ------        -------        ------
Total from investment operations         (0.06)         0.07           1.64
                                        -------       -------        ------
Net asset value, end of period          $11.65        $11.71         $11.64
                                        -------       -------        ------
Total Return                             (0.51%)        0.60%         13.20%
                                        --------      -------        -------
Ratios/Supplemental
Data
Net assets, end of period
  (000's)                                $5,662        $5,347         $3,256
Ratio to average net assets (A)
    Expenses  (B)                         2.07%         1.99%          1.99%**
    Expense ratio - net (C)               1.99%         1.99%          1.99%**
    Net investment loss                  (0.83%)       (0.34%)        (0.41%)**
Portfolio turnover rate                   8.72%        32.86%          8.31%

------------------------------------

* Commencement of operations October 1, 1998
** Annualized


(A) Fee waivers and reimbursements reduced the expense ratio and increased the net investment income ratio by 1.54% for the year ended August 31, 2001. by 1.70% for the year ended August 31, 2000 and by 2.48% for the period ended August 31, 1999.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) The expense ratio-net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Company's SAI dated ______________, 2001 which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800)527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.



(Investment Company Act File No. 811-8255)

PROSPECTUS
THE WORLD FUNDS, INC.
Third Millennium Russia Fund


Prospectus dated ___________________, 2001














This prospectus describes the Third Millennium Russia Fund (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.











As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

RISK/RETURN SUMMARY


Investment Objective:     Capital appreciation.

Principal Investment
Strategies:               The Fund will seek to achieve its investment
                          objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as common stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies located in Russia.

Principal Risks:          The principal risk of investing in the Fund is that
                          the value of its investments are subject to market, economic and business risk that may cause the net asset value ("NAV") to fluctuate over time.
                          Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                          Investments in Russian companies may involve
                          financial, economic or political    risks not
                          typically associated with investing in U.S.
                          securities and should be considered highly
                          speculative. The Fund's NAV may be affected by:
                          less  developed and effective systems for custody
                          and transfer of securities, changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social  or political developments.

                          The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                          An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:         You may want to invest in the Fund if you are seeking
                          capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. You should not invest in the Fund if you are not willing to accept the additional risks associated with the investment policies of the Fund.
                          The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

The bar chart and table below show how the Fund has performed in the past and gives some indication of the risks of investing in the Fund. Both assume that all dividends and distributions are reinvested in the Fund. The bar chart shows how the performance of the Fund has varied from year to year. Prior to October 1, 2001, shares of the Fund were sold without any sales charges. The bar chart figures don't include any sales charges that investors will pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the average annual total returns of the Fund for the periods ended December 31, 2000 to the Moscow Times Index. Keep in mind that past performance may not indicate how well the Fund will perform in the future.

[bar chart goes here]

Third Millennium Russia Fund

1999                150.68%
2000               (29.38%)

[end bar chart]

     The year-to-date return for the Third Millennium Russia Fund as of September 30, 2001 was 22.67%.

     During the periods shown in the bar chart, the highest return for a calendar quarter was 100.72% (quarter ending December 31, 1999) and the lowest return for a calendar quarter was (34.94%) (quarter ending September 30, 1999).

                                         Average Annual Total Return
                                  (for the periods ending December 31, 2000)
                                  ------------------------------------------
                                                        Since
                                                        Inception
                                     One Year           (October 1, 1998)
                                     --------           -----------------
Third Millennium Russia Fund         (29.38%)            24.15%
Third Millennium Russia Fund(1)      (33.44%)            20.93%
Moscow Times Index (2)                (9.97%)            98.18%

(1) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

(2) The Moscow Times Index is an unmanaged index of the 50 most liquid and most highly capitalized Russian stocks. The index performance in Russia and actual performance can vary widely because of illiquidity and the wide spreads in stock trading. The Moscow Times Index does not take this factor into consideration. The Moscow Times Index is not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling the securities a fund holds. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you will pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the average daily net assets

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)
   Imposed on Purchases (1)                         5.75%
Maximum Deferred Sales Charge
   (Load) Imposed on
   Certain Redemptions  (2)                         2.00%
Sales Charge (Load) Imposed on
   Reinvested Dividends                             None
Redemption Fees (3)                                 None
Exchange Fees (4)                                   None

Annual Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee                                      1.75%
Distribution and
   Service (12b-1) Fees                             0.25%
Other Operating Expenses                            6.98%
                                                   -----
Total Fund Operating Expenses                       8.98%
Fee Waiver and/or
     Expense Reimbursements (5)                     6.23%
                                                    -----
Net Expenses                                        2.75%
                                                    =====

(1) As a percentage of offering price. Reduced rates apply to purchases of Fund shares over $50,000, and the sales charge is waived for certain classes of investors. An investor who has paid a front-end sales charge will not be subject to a contingent deferred sales charge.

(2) If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

(3) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(4)  A shareholder may be charged a $10 fee for each telephone exchange.

(5) In the interest of limiting expenses of the Fund, Third Millennium Investment Advisors, LLC, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth
     Shareholder  Services,   Inc. (collectively,  the "Service  Providers")
     have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit its fees and to assume other expenses so that the ratio of total annual operating expenses of the Fund is limited to 2.75% until August 31, 2002.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5.00% annual return and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                      1 Year(1)      3 Years(1)     5 Years(1)     10 Years (1)
                      ---------      ----------     ----------     ------------

                       $ 837         $2,500         $4,033         $7,362

(1) The above example assumes payment of the maximum initial sales charge of 5.75% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                      1 Year(2)      3 Years(2)    5 Years(2)     10 Years (2)
                      ---------      ----------    ----------     ------------

                       $  837        $1,379         $1,946        $3,478

                            OBJECTIVES AND STRATEGIES

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as common stock, warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 80% of its net assets in Russian company securities, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholder, upon sixty (60) days' prior notice. Russia refers to the Russian Federation, which does not include other countries that formerly comprised the Soviet Union.

As used in this prospectus, the term "Russian company" means a legal entity with one or more of the following elements: (1) it is organized under the laws of, or with a principal office in, Russia; (2) the principal equity securities trading market is in Russia; (3) it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in Russia; or
(4) it has at least 50% of its assets situated in Russia.

Depending upon market conditions, Third Millennium Investment Advisors, LLC (the "Adviser") may reduce its holdings in equity securities and invest without limit in cash and other short-term debt securities.

The Fund invests its assets over a broad economic spectrum of Russian companies, including issuers from the following sectors: oil and gas, energy generation and distribution, communications, mineral extraction, trade (including retail trade and distribution) financial and business services, transportation, manufacturing, real estate, textiles, food processing and construction. The Fund does not concentrate its investments in any industry and therefore it does not invest more than 25% of its assets in any one industry.

The Fund's investments will include investments in companies which, while falling within the definition of a Russian company, as stated above, also have characteristics and business relationships common to companies in a country or countries other than Russia. As a result, the value of the securities of such companies may reflect economic market forces applicable to other countries, as well as to Russia. For example, the Fund may invest in companies organized and located in countries other than Russia, including companies having their entire production facilities outside of Russia, when securities of such companies meet one or more elements of the Fund's definition of Russian company.

The Fund operates as a non-diversified fund for purposes of the 1940 Act and, therefore, may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, than would be the case with a diversified fund. This could result in increased volatility.

The Adviser's approach to selecting investments emphasizes fundamental company-by-company analysis in conjunction with a broader analysis of specific sectors. When relevant, however, the Adviser may consider historical value measures, such as price/earnings ratios, operating profit margins and liquidation values. The primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential, or intrinsic value as determined using discounted cash flow analysis and other valuation techniques, whichever are appropriate. In addition, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, state regulation, management and other factors in comparison to other companies around the world which the Adviser believes are comparable. The Adviser, in selecting investments, will also consider macro-economic factors such as inflation, gross domestic product growth in Russia, government spending and the government's support of particular industries.

In determining which portfolio securities to sell, the Adviser considers the following: (1) if a security appreciates such that, as a total percentage of our portfolio, it becomes too large; (2) if the sector or security appears to be under-performing; (3) if the company management appears to be engaging in conduct not in the best interest of public shareholders; (4) to sell loss positions in order to reduce taxable gains to our shareholders reflected in earlier sales of positions with gains; and (5) to raise funds to cover redemptions.

                                      RISKS

Investing in Russian companies involves significant risks and special considerations not typically associated with investing in the United States securities, and should be considered highly speculative, including:

* Greater social, economic and political uncertainty in general (including risk of regional war).

* Delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody.

* Risks in connection with the maintenance of Fund portfolio securities and cash with Russian licensed sub-custodians and securities depositories.

* The risk that it may be more difficult or problematic to obtain and/or enforce a legal judgment.

*  The negative effects of public corruption and crime.

* Greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets and traded securities.

*  Adverse currency exchange rates and dearth of currency hedging instruments.

*  Return of period of high rate of inflation (and any attendant social unrest).

* The risk that, by investing significantly in a limited number of industry sectors, the Fund may be more affected by any single economic, political or regulatory development relating to a specific sector.

* Controls on foreign investment and local practices disfavoring investors in general and/or foreign investors in particular, and limitations on repatriation of invested capital, profits and dividends, and the Fund's ability to exchange rubles for other currencies.

* The risk that the government of Russia may decide not to continue to support the economic reform programs implemented to date and to follow instead radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries to the detriment of other sectors or investors or a return to the centrally planned economy that previously existed.

* The financial condition of Russian companies, including large amounts of inter-company debt, the lack of transparency and/or proper financial reporting based on international accounting standards and the fact that Russian companies may be smaller, less seasoned and experienced in financial reporting and in modern management in general.

* The difference in, or lack of, auditing and financial reporting standards in general, which may result in the unavailability of material information about issuers.

*  The risk that dividends may be withheld at the source.

* Russia's dependency on export earnings and the corresponding importance of international trade and prospect of declining currency earnings and reserves and devaluation pressure on the ruble's exchange rate.

* The risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation.

* The fact that statistical information may be inaccurate or not comparable to statistical information regarding the U.S. or other economies.

* Less extensive regulation of the securities markets than is the case in other countries.

* The risks associated with the difficulties that may occur in pricing the Fund's portfolio securities.

* Possible difficulty in identifying a purchaser of the Fund's securities due to the undeveloped nature of the securities markets.

* The risk of lawsuits or government intervention arising from restrictive regulations and practices with respect to foreign investment in particular industries.

* The risk of nationalization or expropriation of assets or confiscatory taxation, which may involve total loss of investments.

Stock Market Risk

The Fund is subject to stock market risk. Stock market risk is the possibility that stock prices overall will decline over short or long periods. Because stock prices tend to fluctuate, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends of the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Non-diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or businesses.

Depositary  Receipts

The Fund may invest indirectly in securities through sponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (collectively "Depositary Receipts"), to the extent such Depositary Receipts become available. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company evidencing ownership of underlying foreign securities. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or a United States corporation. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. For purposes of the Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Temporary  Defensive Positions

During periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, the Fund may reduce its holdings in equity securities and invest without limit in short-term (less than twelve months to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of:
(1) obligations of the U.S. or Russian governments, and their respective agencies or instrumentalities; (2) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or foreign banks denominated in any currency; (3) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; and (4) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S or Russian companies. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities rated, at the time of investment, A or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Group ("S&P") or, if unrated by either rating agency, of equivalent credit quality to securities so rated as determined by the Adviser. For purposes of the Fund's investment restriction prohibiting the investment of 25% or more of the total value of its assets in a particular industry, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of the Fund's total assets. In addition, supranational organizations are deemed to comprise an industry, and therefore investments in the obligations of such organizations may not, in the aggregate, equal or exceed 25% of the Fund's total assets.

                                   MANAGEMENT

The Company

The World Funds, Inc. was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser

Third Millennium Investment Advisors, LLC, 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement" ). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and 1.25% on the average daily net assets of the Fund over $250 million. For the fiscal year ended August 31, 2001, the Adviser waived its fees.

In the interest of limiting expenses of the Fund, the Service Providers have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 2.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Service Providers will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Services Providers (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

The Fund's portfolio managers, since the inception of the Fund on October 1, 1998, are John T. Connor, Jr. and Alexei Moskvin. Mr. Connor is the Chairman of the Adviser, Vice President of the Company and lead portfolio manager of the Fund. Since 1993, Mr. Connor has been the Chairman of ROSGAL insurance company based in Moscow, Russia which is licensed by the Russian Ministry of Finance. A Phi Beta Kappa, highest honors graduate of Williams College, and a graduate of Harvard Law School, Mr. Connor previously chaired the pension committee of a NYSE-listed company and authored the lead article in an American Bar Association journal on
"Russia's Securities Markets" (Fall 1996). Mr. Moskvin has been director of equity investments for ROSGAL insurance company since 1996. Mr. Moskvin received a Ph.D. in 1985 from Novosibirsk State University and holds a
Financial Broker and Money Manager   Certificate  granted  by  the  Ministry
of Finance of the Russian Federation. In addition, the Adviser may retain the services of other full-time professionals in portfolio management. The portfolio managers operate under the supervision of the Investment Committee.

The Adviser also retains a consultant. The consultant is the former U.S. Ambassador to the Soviet Union, Jack F. Matlock, Jr. The consultant will be responsible for providing the portfolio managers with periodic updates on political and macro-economic conditions and trends in Russia and their potential implications for the overall investment climate in Russia. These updates will enhance the Adviser's ability to oversee and invest the assets of the Fund. Ambassador Matlock is currently a professor at Princeton University. Ambassador in Moscow for four years under Presidents Reagan and Bush, he earlier served in the Reagan White House as Special Assistant to the President for National Security Affairs and served three previous tours of duty in Moscow for a total of eleven years duty in the Soviet Union. His book, Autopsy on an Empire, was published by Random House in 1995 and he has written extensively on Russia's modern history and politics. He is a summa cum laude graduate of Duke University.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares of the Fund are bought or exchanged at the public offering price per share next determined after a request has been received in proper form. Shares of the Fund held by you are sold at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Russian securities are valued at the closing price on the principal exchange on which the security is traded, or at the last reported bid price in the over-the-counter market. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary Receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. ("FDCC" or the "Distributor") or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. The Fund is also offered through financial supermarkets, investment advisers and consultants, and other investment professionals. Investment professionals who offer shares may require the payment of fees from their individual clients. If you invest through a third party, the policies and fees may be different from those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. A sales charge may apply to your purchase, exchange or redemption of Fund shares. The minimum initial investment in the Fund is $1,000. Additional investments in the Fund must be in amounts of $100 or more. The Fund retains the right to waive the minimum initial investment or to refuse to accept an order.

The public offering price is the Fund's NAV plus an initial sales charge. However, if you purchase shares in amounts over a certain level, the initial sales charge may be reduced, as the chart below shows.

Sales Charges

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase shares of the Fund. The following schedule governs the percentage to be received by the selling broker-dealer firm.


                                       Sales Charge
                                     as a Percentage of
                                 -------------------------
Amount of Purchase                                            Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
------------------                  --------   ---------      -----------------

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

Right of Accumulation

After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

Statement  of  Intention

A reduced sales charge on shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)  reinvestment of income dividends and capital gain distributions;

(2) purchases of Fund shares if you were a Fund shareholder prior to October 1, 2001;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, FDCC and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by FDCC for its own investment account and for investment purposes only;

(5) "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees, such as the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase, may be charged by the service provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Additional information regarding the waiver of sales charges may be obtained by calling the Company at (800) 527-9525. All account information is subject to acceptance and verification by the Distributor.

By Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent") at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229, together with a check made payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (800) 527-9525 or the Transfer Agent at (800) 628-4077 to advise the Fund of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application form promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the 2.00% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission (the "SEC") determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature  Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Company may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other funds having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. Each account must meet the minimum investment requirements. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, a fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of a fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHTOUT EACH PERIOD


                                         Years ended          Period ended
                                    ---------------------
                                    August 31, August 31,August 31,
                                     2001        2000       1999*
                                     ----        ----    ----------
Per Share Operating Performance
Net asset value, beginning of period      $26.37    $14.17    $10.00
                                          ------    ------    ------
Income from investment operations-
   Net investment loss                    (0.06)    (0.40)    (0.16)
   Net realized and unrealized gain(loss) (5.35)     12.93     4.33
                                          ------    ------    -----
   Total from investment operations       (5.41)     12.53     4.17
                                          ------    ------    -----
Less distributions-
   Distributions from net investment        ---       ---       ---
   Distributions from realized gains      (3.65)    (0.33)      ---
                                          ------    ------    ------
   Total distributions                    (3.65)    (0.33)      ---
                                          ------    ------    ------
Net asset value, end of period           $17.31    $26.37    $14.17
                                         ======    ======    ======

Total Return                             (16.36%)   90.33%    41.70%

Ratios/Supplemental Data
   Net assets, end of period (000's)     $3,299    $2,871    $1,313
Ratio of expenses to average net assets
Ratio to average net assets (A)
   Expenses  (B)                           3.46%     3.10%     2.75%**
   Expense ratio - net (C)                 2.75%     2.75%     2.75%**
   Net investment loss                    (0.48%)   (1.96%)   (2.08%)**
Portfolio turnover rate                   54.05%    68.88%    14.43%


*    Commencement of operations was October 1, 1998
**   Annualized

(A) Management fee waivers and reimbursement of expenses reduced the expense ratio and increased net investment income ratio by 5.52% for the year ended August 31, 2001, 5.75% for the year ended August 31, 2000 and 13.18% for the period ended August 31, 1999.

(B) Expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers.

(C) Expense ratio - net reflects the effect of the management fee waivers and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated _________________, 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

GenomicsFund.com
a series of
THE WORLD FUNDS, INC.



PROSPECTUS




Prospectus dated ___________________, 2001


This prospectus describes GenomicsFund.com (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.














As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

RISK/RETURN SUMMARY

Investment Objective:  Capital appreciation

Principal Investment
 Strategies:           The Fund will seek to achieve its investment objective by
                       investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomic-related businesses. Under normal market conditions, the Fund will invest at least
                       80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses.

Principal Risks:       The  principal  risk  of  investing  in the Fund is
                       that the  value of its  investments are   subject  to
                       market,   economic   and business   risk  that  may
                       cause  the  Net Asset Value ("NAV")  per share to
                       fluctuate over time.  Therefore, the value of  your
                       investment  in  the  Fund  could decline and you could
                       lose money.  There is no  assurance  that the
                       investment   adviser will   achieve   the       Fund's
                       objective.

                       The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                       An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile:      You may want to invest in the Fund if you are
                       seeking capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
 Information:          This Fund has not yet completed one full calendar
                       year of operations. Accordingly, no performance information is being presented.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. There are no sales charges in connection with purchases or redemption of shares. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

Maximum Sales Charge (load) Imposed on Purchases          None
Sales Charge (load) Imposed on Reinvested Dividends       None
Redemption Fees (1)(2)                                    2.00%
Exchange Fees (3)                                         None

Estimated Annual Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                                            1.00%
Distribution (12b-1) and Service Fees                     0.25%
Other Operating Expenses                                  1.02%
                                                          -----
Total Fund Operating Expenses                             2.27%
Expense Reimbursements (4)                                0.37%
                                                          -----
Total Annual Fund Operating Expenses                      1.90%

(1) A shareholder electing to redeem shares by telephone request may be charged $10 for each such redemption request.

(2) A two percent (2.00%) redemption fee is charged on shares held less than 360 days and retained by the Fund to defray markets effects, taxes, and expenses created by short-term investments in the Fund.

(3)  A shareholder may be charged a $10 fee for each telephone exchange.

(4) In the interest of limiting expenses of the Fund, xGENx LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund is limited to 1.90%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid. During the fiscal year ended August 31, 2001, the Adviser waived fees and/or reimbursed expenses at the annual rate of 0.29% of the Fund's average net assets and the Fund received custodial fee credits at the annual rate of 0.08% of its average daily net assets.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund and then you redeem all of your shares at the end of the periods indicated. The example assumes that you earn a 5% annual return, with no change in Fund expense levels. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                        1 Year      3 Years     5 Years     10 Years
                        ------      -------     -------     --------
                        $230        $709        $1,215      $2,605

Should the investment adviser continue the contractual operating expense limitation for the periods shown below, your costs would be:

                        1 Year     3 Years      5 Years     10 Years
                        ------     -------      -------     --------

                        $193       $597         $1,026      $2,222

                            OBJECTIVES AND STRATEGIES

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomics or genomic-related businesses if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses.

Genomics-related activities in which the Fund will invest include biological technologies, bio-information technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

The human body contains 75 trillion cells and each cell nucleus contains 46 chromosomes. Each chromosome is a twisted strand of DNA which can measure up to nine feet in length, but is only about 20 atoms across. Genes are segments of DNA and contain the instructions to make proteins, the building blocks of life. The Human Genome Project was begun by the Federal government in 1986 to identify all genes, their location on the chromosome (mapping), their chemical composition (sequencing), and their function. Some people believe identifying the entire human genome may be the greatest challenge ever undertaken by man. In the past few years, private companies have joined with the government and universities in the search to unravel the basic genomic code.

When selecting investments for the Fund, the Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer capital appreciation, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

                                      RISKS

Sector Risk

The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

The Fund will seek to identify equity securities of companies conducting genomics or genomic-related activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1985, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or business.

Concentration

In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

                                   MANAGEMENT

The Company

The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment  Adviser

The Adviser, 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878, manages the investments of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

 Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2001, the Adviser waived its fees.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Steve Newby is President of the Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets, subtracting any liabilities and then dividing by the total number of shares outstanding.

Shares are bought, sold or exchanged at the NAV determined after a request has been received in proper form. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Directors.

                                PURCHASING SHARES

Shares of the Fund may be purchased directly from First Dominion Capital Corp. (the "Distributor") or through brokers or dealers who are members of the National Association of Securities Dealers, Inc. There are no sales charges in connection with purchasing or redeeming shares of the Fund When an investor acquires shares of the Fund from a securities broker-dealer, the investor may be charged a transaction fee by that broker-dealer. The minimum initial investment in the Fund is $5,000 and additional investments must be in amounts of $100 or more. The Fund retains the right to refuse to accept any order.

Purchases by Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-GENE or the Transfer Agent at (800) 628-4077 to advise the fund of your investment. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution for the Fund's shares pursuant to Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan"). Pursuant to the Rule 12b-1 Plan, the Fund may finance certain activities or expenses that are intended primarily to result in the sale of its shares. The Fund finances these distribution activities through payments made to the Distributor. The Fund may pay distribution fees (the "Rule 12b-1 Fee") at an annual rate of up to 0.25% of the Fund's average daily net assets. The Fund may pay Rule 12b-1 fees for activities and expenses borne in the past 12 months in connection with the distribution of its shares as to which no Rule 12b-1 fee was paid because of the expense limitation. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less the two percent (2.00%) redemption fee on purchase held less than 360 days. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial Account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and, (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or, (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and, (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Small  Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $5,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $5,000. The Fund will not charge or close your account if it falls below $5,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of a suitable money market fund. Please contact the Transfer Agent for details. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Company reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Company also reserves the right to refuse exchange requests by any person or group if, in the Company's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Company further reserves the right to restrict or refuse an exchange request if the Company has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Company will attempt to give you prior notice when reasonable to do so, the Company may modify or terminate the Exchange Privilege at any time.

                             DISTRIBUTION AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other Fund distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the IRS has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS.

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the SAI. Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                Year ended      Period ended
                                                August 31, 2001 August 31, 2000*
                                                --------------- ---------------
Per Share Operating Performance
Net asset value, beginning of period            $10.54           $10.00

Income from investment operations-
   Net investment loss                          (0.10)            (0.03)
   Net realized and unrealized gain
    on investments                              (5.97)             0.57
                                                ------           ------
Total from investment operations                (6.07)             0.54
                                                ------           ------
Less distributions-
   Distributions from net realized gains
    on investments                              (0.14)              ---
                                               -------           ------
   Total distributions                          (0.14)              ---
                                               -------           ------
Net asset value, end of period                 $ 4.33            $10.54
                                               =======           ======

Total Return                                   (57.49%)            5.40%

Ratios/Supplemental Data
   Net assets, end of period (000's)          $18,830           $28,822
Ratio to average net assets (A)
   Expenses  (B)                                 1.98%             1.89%**
   Expense ratio - net (C)                       1.90%             1.89%**
   Net investment loss                          (1.90%)           (1.73%)**
Portfolio turnover rate                         70.97%            85.25%

-----------------------------------

*     Commencement of operation was March 1, 2000.
**    Annualized

(A) Management fee waivers and reimbursements reduced the expense ratio and increased the net investment loss ratio by 0.29% for the year ended August 31, 2001 and 1.44% for the period ended August 31, 2000.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) The expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated _________________, 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

GenomicsFund.com
a series of
THE WORLD FUNDS, INC.



PROSPECTUS




Prospectus dated ________________, 2001



This prospectus describes the GenomicsFund.com (the "Fund"), a series of shares offered by The World Funds, Inc. (the "Company"). A series fund offers you a choice of investments, with each series having its own investment objective and a separate portfolio. The Fund offers four classes of shares, three of which, Class A Shares, Class B Shares and Class C Shares, are offered by this prospectus. Class A Shares are sold with a front-end sales charge, Class B Shares are subject to a contingent deferred sales charge and Class C Shares are sold with a reduced front-end sales charge and a contingent deferred sales charge. The Fund seeks capital appreciation by investing in a non-diversified portfolio of equity securities.














As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this prospectus. It is a criminal offense to suggest otherwise.

TABLE OF CONTENTS                                        PAGE

Risk Return Summary
Fees and Expenses
Objectives and Strategies
Risks
Fund  Management
Shareholder Information
Purchasing Shares
Distribution Arrangements
Redeeming Shares
Distribution and Taxes
Shareholder Communications
Financial Highlights

RISK/RETURN SUMMARY

Investment
  Objective:    Capital appreciation

Principal
 Investment
 Strategies:    The Fund will seek to achieve its investment objective by
                investing in a non-diversified portfolio consisting primarily of equity securities of companies principally engaged in genomics or genomic-related businesses.

                Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon 60 days' prior notice.

                Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomic or genomic-related business if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses.

                Genomics-related activities in which the Fund will invest include biological technologies, bio-information technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

Principal
  Risks: The principal risk of investing in the Fund is that the value of its investments are subject to market, economic and business risk that may cause the Net Asset Value ("NAV") per share to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. There is no assurance that the investment adviser will achieve the Fund's objective.

                The Fund operates as a non-diversified fund for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"). This means that the Fund may invest a larger portion of its assets in a small number of securities. This may cause the market action of the Fund's larger portfolio positions to have a greater impact on the Fund's NAV, which could result in increased volatility.

                The Fund's assets will be invested on a global basis. These investments may involve financial, economic or political risks not ordinarily associated with U.S. securities. The Fund's NAV may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, different regulatory standards, less liquidity and more volatility than U.S. securities, taxes, and adverse social or political developments An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

Investor
  Profile: You may want to invest in the Fund if you are seeking capital appreciation and are willing to accept share prices that may fluctuate, sometimes significantly, over the short-term. The Fund will not be appropriate if you are seeking current income or are seeking safety of principal.

Performance
 Information:   This Fund has not yet completed one full calendar year of
                operations. Accordingly, no performance information is being presented.

                                FEES AND EXPENSES

Costs are an important consideration in choosing a mutual fund. Shareholders indirectly pay the costs of operating a fund, plus any transaction costs associated with buying and selling portfolio securities. These costs will reduce a portion of the gross income or capital appreciation a fund achieves. Even small differences in these expenses can, over time, have a significant effect on a fund's performance.

The following table describes the fees and expenses that you may pay directly or indirectly in connection with an investment in the Fund. The annual operating expenses, which cover the costs of investment management, administration, accounting and shareholder communications, are shown as an annual percentage of the Fund's average daily net assets.

Shareholder Transaction Fees (fees paid directly from your investment)

                                         Class A    Class B   Class C

Maximum Sales Charge (Load)(1)            5.75%     None      1.00%
Maximum Deferred Sales Charge (Load)      None(2)   5.00%(3)  1.00%(4)
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends and Distributions             None      None      None
Redemption Fees(5)                        None      None      None
Exchange Fees(6)                          None      None      None

Estimated Annual Operating Expenses (expenses that are deducted from the Fund's assets)

                                         Class A    Class B   Class C

Management Fee                           1.00%      1.00%     1.00%
Distribution (12b-1) and
  Service Fees                           0.35%     1.00%     1.00%
Other Expenses (7)                       1.02%     1.02%     1.02%
                                         -----     -----     -----
Total Annual Fund
   Operating Expenses                    2.37%     3.02%     3.02%
Less Fee Waiver and Expense
   Reimbursements                        0.42%     0.42%     0.42%
                                         -----     -----     -----
Net Expenses (8)                         1.95%     2.60%     2.60%

(1) As a percentage of offering price. Reduced rates apply to purchases of Class A Shares over $50,000, and the sales charge is waived for certain classes of investors. See "Buying Fund Shares-Public Offering Price" and "Buying Fund Shares-Rights of Accumulation."

(2) If you are in a category of investors who may purchase Class A Shares without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 1 year of purchase.

(3) A 5.00% deferred sales charge as a percentage of the original purchase price will apply to any redemption of Class B Shares made within the first year. During the second year, redeemed shares will incur a 4.00% sales charge. During years three and four you will pay 3.00%, during year five 2.00%, and during year six 1.00%. The contingent deferred sales charge on Class B Shares is eliminated after the sixth year. Class B Shares automatically convert to Class A Shares eight years after the calendar month end in which the Class B Shares were purchased.

(4) A contingent deferred sales charge of 1.00% is imposed on the proceeds of Class C Shares redeemed within one year. The charge is a percentage of the net asset value at the time of purchase.

(5) A shareholder electing to redeem shares by telephone will be charged $10 for each such redemption request.

(6)   A shareholder may be charged a $10 fee for each telephone exchange.

(7) Other Expenses are based upon estimated amounts for the current fiscal year.

(8) In the interest of limiting expenses of the Fund, xGENx LLC (the "Adviser") has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Class A Shares is limited to 1.95%, and the Fund's Class B and Class C Shares are limited to 2.60%. The Adviser will be entitled to the reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid. During the fiscal year ended August 31, 2001, the Adviser waived fees and/or reimbursed expenses at the annual rate of 0.29% of the Fund's average net assets and the Fund received custodial fee credits at the annual rate of 0.08% of its average daily net assets.

Example:

The following expense example shows the expenses that you could pay over time. It will help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund, you reinvest all dividends and distributions in additional shares of the Fund, you redeem all of your shares at the end of the periods indicated, you earn a 5% annual return, your Class B Shares automatically convert to Class A Shares after eight years, and the Fund's operating expenses remain the same. Because actual return and expenses will be different, the example is for comparison only.

Based on these assumptions, your costs would be:

                         1 Year     3 Years        5 Years       10 Years
                         ------     -------        -------       --------

Class A Shares (1)       $762       $1,152         $1,654         $3,029
Class B Shares (2)        763        1,108          1,670          3,242
Class C Shares (1)(2)     460          900          1,555          3,309

(1) With respect to Class A Shares, the above examples assume payment of the maximum initial sales charge of 5.75% at the time of purchase. With respect to Class C Shares, the above examples assume the payment of the initial sales charge of 1.00% at the time of purchase. The sales charge varies depending upon the amount of Fund shares that an investor purchases. Accordingly, your actual expenses may vary.

(2) With respect to Class B and Class C Shares, the above examples assume payment of the applicable deferred sales charge at the time of redemption. If you hold Class B or Class C shares, and you did not sell your shares during the periods indicated, your costs would be:

                          1 Year    3 Years        5 Years       10 Years
                          ------    -------        -------       --------

Class B Shares            $263      $  808         $1,470        $3,242
Class C Shares             360         900          1,555         3,309

                            OBJECTIVES AND STRATEGIES

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities, such as common stock, or securities convertible into equity securities, such as warrants, convertible bonds, debentures or convertible preferred stock.

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities of companies principally engaged in genomics or genomic-related businesses, as defined below. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

Genomics is a broad term referring to the study of genes. A company is considered principally engaged in genomics or genomic-related businesses if at least 50% of its assets, gross income, or net profits are committed to, or derived from, the research, design, development, manufacture, or distribution of products, processes or services for use with genomics or genomic-related businesses. A company will also be considered to be engaged in genomic related businesses if it provides goods or services which benefit from genomics, provides goods or services to genomics or genomics-related businesses.

Genomics-related activities in which the Fund will invest include biological technologies, bio-information technologies, gene mapping and sequencing technologies, and gene delivery technologies (collectively, "technology sectors").

The human body contains 75 trillion cells and each cell nucleus contains 46 chromosomes. Each chromosome is a twisted strand of DNA which can measure up to nine feet in length, but is only about 20 atoms across. Genes are segments of DNA and contain the instructions to make proteins, the building blocks of life. The Human Genome Project was begun by the Federal government in 1986 to identify all genes, their location on the chromosome (mapping), their chemical composition (sequencing), and their function. Some people believe identifying the entire human genome may be the greatest challenge ever undertaken by man. In the past few years, private companies have joined with the government and universities in the search to unravel the basic genomic code.

When selecting investments for the Fund, the Adviser will seek to identify companies that it believes are likely to benefit from new or innovative genomics products, services or processes that can enhance the companies' prospects for future earnings growth. Some of these companies may not have an established history of revenue or earnings at the time of purchase. Dividend income, if any, is likely to be incidental. The Adviser may decide to sell securities given a variety of circumstances, such as when a security no longer appears to the Adviser to offer capital appreciation, when an investment opportunity arises that the Adviser believes is more compelling, or to realize gains or limit losses.

                                      RISKS

Sector Risk

The Fund invests primarily in companies engaged in genomics and genomics-related activities. The value of this type of company is particularly vulnerable to rapidly changing technology, extensive government regulation, inconsistent regulation in different countries or markets, and relatively high risks of obsolescence caused by scientific and technological advances. Technology sectors historically have been volatile, and securities of companies in these sectors may be subject to abrupt or erratic price movements. For such reasons, the Fund may experience greater volatility than funds with portfolio investments which are not subject to these types of risks.

The economic prospects of genomics companies can dramatically fluctuate due to changes in the regulatory and competitive environment in which these companies operate. A substantial portion of services and research is funded or subsidized by the government, so changes in government policy at the federal or state level may affect the demand for these products or services, and the continuation or success of research and development efforts. Regulatory approvals often entail lengthy application and testing procedures and are generally required before new products may be introduced. The Adviser will seek to reduce such risks through extensive research, and emphasis on more globally-competitive companies.

The Fund will seek to identify equity securities of companies conducting genomics or genomic-related activities. Typically, these companies' products or services compete on a global, rather than a predominately domestic or regional basis, and the securities of these companies may be subject to fluctuations in value due to the effect of changes in the relative values of currencies where the companies conduct their businesses. The history of these markets reflect both decreases and increases in worldwide currency valuations, and these may reoccur unpredictably in the future.

Stock Market Risk

The Fund is subject to stock market risk, which is the possibility that stock prices overall will decline over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. Therefore, the value of your investment in the Fund may increase or decrease. The Fund's investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser's conclusions about asset allocation or selection are incorrect, the Fund may not perform as anticipated.

Small Companies Risk

The Fund may invest in companies with small market capitalization (i.e., less than $250 million) or companies that have relatively small revenues, limited product lines, and a small share of the market for their products or services (collectively, "small companies"). Small companies are also characterized by the following: (1) they may lack depth of management; (2) they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing on favorable terms; and (3) they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses, as well as realize substantial growth. Thus, securities of small companies present greater risks than securities of larger, more established companies.

Historically, stocks of small companies have been more volatile than stocks of larger companies and are, therefore, more speculative than investments in larger companies. Among the reasons for the greater price volatility are the following:
(1) the less certain growth prospects of smaller companies; (2) the lower degree of liquidity in the markets for such stocks; and (3) the greater sensitivity of small companies to changing economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. To the extent that securities of small companies are not liquid, the Fund will limit its investments in such securities to not more than 15% its of assets. You should expect that the value of Fund shares may be more volatile than the shares of a mutual fund investing primarily in larger company stocks.

Diversification

The Fund is non-diversified under the 1940 Act. However, because it intends to qualify as a "regulated investment company" for purposes of Subchapter M of the Internal Revenue Code of 1985, as amended (the "Code"), the Fund must meet certain diversification requirements. These include the requirement that at the end of each tax year quarter, at least 50% of the market value of its total assets must be invested in cash, cash equivalents, U.S. government securities, and securities of issuers (including foreign governments), in which it has invested not more than 5% of its assets. A regulated investment company is also limited in its purchases of voting securities of any issuer and may invest no more than 25% of the value of its total assets in securities (other than U.S. Government securities) of any one issuer or of two or more issuers that the Fund controls and are engaged in the same, similar or related trades or business.

Concentration

In addition, the Fund may invest more than 25% of its assets in what may be considered a single industry sector or several closely related industries. Accordingly, the Fund may be more susceptible to the effects of adverse economic, political or regulatory developments affecting a single issuer or industry sector than funds that diversify to a greater extent.

Temporary Defensive Positions

When the Fund's management believes that investments should be deployed in a temporary defensive posture because of economic or market conditions, the Fund may invest up to 100% of its assets in U.S. Government securities (such as bills, notes, or bonds of the U.S. Government and its agencies) or other forms of indebtedness such as bonds or certificates of deposits. When the Fund is in a temporary defensive position it may not achieve its investment objective of capital appreciation.

                                   MANAGEMENT

The Company

The Company was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the 1940 Act and is commonly known as a "mutual fund". The Company has retained the Adviser to manage all aspects of the investments of the Fund.

Investment  Adviser

The Adviser, 555 Quince Orchard Road, Suite 610, Gaithersburg, Maryland 20878, manages the investments of the Fund pursuant to the Investment Advisory Agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser, subject to the general supervision of the Board of Directors of the Company, manages the Fund in accordance with its investment objective and policies, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities, and maintains related records.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal year ended August 31, 2001, the Adviser waived its fees.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund will not exceed 1.90% of net assets. The limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Steve Newby is President of the Adviser and is the portfolio manager of the Fund since its inception on March 1, 2000. Since July 1990, Mr. Newby has been President of Newby & Company, a securities broker-dealer firm located in Gaithersburg, Maryland. Newby & Company is a member firm of the National Association of Securities Dealers and the Securities Investor Protection Corporation.

                             SHAREHOLDER INFORMATION

The Fund's share price, called its NAV per share, is determined and shares are priced as of the close of trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time) on each business day (the "Valuation Time") that the NYSE is open. As of the date of this prospectus, the Fund is informed that the NYSE observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund's investments and other assets attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, subtracting any liabilities attributable to its Class A Shares, Class B Shares, Class C Shares or Class Y Shares, and then dividing by the total number of shares of each class outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of various classes of the Fund may vary.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. Shares held by you are sold or exchanged at the NAV per share next determined after a request has been received in proper form, less any applicable contingent deferred sales charge in the case of Class B or Class C Shares. Any request received in proper form before the Valuation Time, will be processed the same business day. Any request received in proper form after the Valuation Time, will be processed the next business day.

The Fund's securities are valued at current market prices. Investments in securities traded on the national securities exchanges or included in the NASDAQ National Market System are valued at the last reported sale price. Other securities traded in the over-the-counter market and listed securities for which no sales are reported on a given date are valued at the last reported bid price. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Other assets for which market prices are not readily available are valued at their fair value as determined in good faith under procedures set by the Board of Directors. Depositary receipts will be valued at the closing price of the instrument last determined prior to the Valuation Time unless the Company is aware of a material change in value. Securities for which such a value cannot be readily determined on any day will be valued at the closing price of the underlying security adjusted for the exchange rate. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the NYSE, whichever is earlier. Portfolio securities that are listed on foreign exchanges may experience a change in value on days when shareholders will not be able to purchase or redeem shares of the Fund. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

                                PURCHASING SHARES

Share Class  Alternatives

The Fund offers investors four different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices. When you buy shares be sure to specify the class of shares in which you choose to invest. If you do not select a class, your money will be invested in Class A Shares. Because each share class has a different combination of sales charges, expenses and other features, you should consult your financial adviser to determine which class best meets your financial objectives. Additional details about each of the share class alternatives may be found below under "Distribution Arrangements."

                          Class A Shares  Class B Shares Class C Shares

Max. initial sales charge      5.75%           None           1.00%
(Subject to  reduction
  beginning with investments
  of $50,000)

See "Distribution Arrangements" for a schedule itemizing reduced sales charges.


Contingent             None                 Year 1     5.00%    Year 1  1.00%
deferred sales         (Except for 1.00%    Year 2     4.00%    Year 2+ None
charge ("CDSC")        on redemptions       Year 3     3.00%
imposed when           within 1 year        Year 4     3.00%
shares are             of shares            Year 5     2.00%
redeemed               purchased            Year 6     1.00%
(percentage based      without paying       Year 7     None
on purchase            a front-end          Year 8     None
price).  Years         sales charge.)
are based on a
twelve-month
period.

See below for information regarding applicable waivers of the CDSC.

Distribution 12b-1
  and Service fees      0.35%                1.00%              1.00%

See "Distribution Arrangements" for important information about Distribution 12b-1 and Service fees.

Conversion to             N/A        Automatically       No conversion
Class A                              after 8             feature. Distribution
                                     years, at which     12b-1 and Service fees
                                     time applicable     remain higher than
                                     Distribution 12b-1  those of Class A
                                     and Service Fees    Shares for the life
                                     are reduced.        of account.

Appropriate for:   All investors,    Investors who       Investors who
                   particularly      plan to hold        intend to hold
                   those who intend  their shares at     their shares for
                   to hold their     least 6 years.      at least 1 year,
                   shares for a                          but less than 6
                   long period of                        years.
                   time and/or
                   invest a
                   substantial
                   amount in the
                   Fund.

Share Transactions

You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the distributor to sell shares of the Fund, by contacting the Fund at (800) 527-9525 or by contacting Fund Services, Inc. (the "Transfer Agent") the Fund's transfer and dividend disbursing agent, at 1500 Forest Avenue, Suite 111, Richmond, VA 23229 or by telephoning (800) 628-4077. A sales charge may apply to your purchase or redemption. Brokers may charge transaction fees for the purchase or sale of Fund shares, depending on your arrangement with the broker.

Minimum  Investments

The following table provides you with information on the various investment minimums, sales charges and expenses that apply to each class. Under certain circumstances the Fund may waive the minimum initial investment for purchases by officers, directors and employees of the Company, and its affiliated entities and for certain related advisory accounts, retirement accounts, custodial accounts for minors and automatic investment accounts as detailed below under "Waiver of Sales Charges."

                              Class A     Class B        Class C
                              -------     -------        -------

Minimum Initial  Investment   $1,000      $1,000         $1,000
Minimum Subsequent Investment $  250*     $  250*        $  250*

* For automatic investments made at least quarterly, the minimum subsequent investment is $100.

Purchases by Mail

For initial purchases, the account application form, which accompanies this prospectus, should be completed, signed and mailed to Fund Services, Inc. (the "Transfer Agent"), 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229 together with your check payable to the Fund. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and taxpayer identification number(s).

Investing by Wire

You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Fund at (877) 433-GENE or the Transfer Agent at (800) 628-4077 to advise the fund of your investment. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This application is required to complete the Fund's records. You will not have access to your shares until the Fund's records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

Public  Offering  Price

When you buy shares of the Fund, you will receive the public offering price per share as determined after your order is received in proper form, as defined below under the section entitled "Proper Form". The public offering price of Class A and Class C Shares is equal to the Fund's net asset value plus the initial sales charge. The public offering price of Class B Shares is equal to the Fund's net asset value. The Fund reserves the right to refuse to accept an order in certain circumstances, such as, but not limited to, orders from short-term investors such as market timers, or orders without proper documentation.

                            DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Distributor. Investment professionals who offer shares may require payments of fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

If you purchase your shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. The following schedule governs the percentage to be received by the selling broker-dealer firm.

             Class A Sales Charge and Broker-Dealer Commission and Service Fee

                                      Sales Charge
                                    as a Percentage of
                                    ----------------------
Amount of Purchase                                            Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
----------------                    --------   ----------     ----------------

Less than $50,000                   5.75%      6.10%          5.00%
$50,000 but less than $100,000      4.50%      4.71%          3.75%
$100,000 but less than $250,000     3.50%      3.63%          2.75%
$250,000 but less than $500,000     2.50%      2.56%          2.00%
$500,000 but less than $1,000,000   2.00%      2.04%          1.75%
$1,000,000 or more                  1.00%      1.01%          1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares, payable quarterly.

                          Class B Broker-Dealer Commission and Service Fee

                                          Broker-Dealer Percentage
                                          ------------------------

Up to $250,000                                   4.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Class B Shares, payable quarterly.

                          Class C Broker-Dealer Commission and Service Fee

                                      Sales Charge
                                    as a Percentage of
                                    ----------------------
Amount of Purchase                                            Dealer Discount
At the Public                       Offering   Net Amount     as Percentage of
Offering Price                      Price      Invested       Offering Price
----------------                    --------   ----------     -----------------

All purchases                       1.00%      1.01%          1.00%

After a one-year holding period, broker-dealers will be entitled to receive an ongoing service fee at an annual rate of 0.25% of the average daily net assets of the Fund's Class C Shares, payable quarterly.

Rule 12b-1  Fees

The Board of Directors has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act for each class of shares. Pursuant to the Rule 12b-1 Plans, the Fund may finance from the assets of a particular class certain activities or expenses that are intended primarily to result in the sale of shares of such class. The Fund finances these distribution activities through payments made to the Fund's distributor. The fee paid to the Fund's distributor by each class is computed on an annualized basis reflecting the average daily net assets of a class, up to a maximum of 1.00% for Class B and Class C Shares, and 0.35% for Class A Shares. Up to 0.25% of the total amount of 12b-1 Fees of each class may be used to pay for certain shareholder services provided by institutions that have agreements with the Fund's distributor to provide those services. Because these fees are paid out of a classes' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Right Of  Accumulation

After making an initial purchase of Class A Shares in the Fund, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares in a Fund previously purchased will be taken into account on a combined basis at the current net asset value per share of the Fund in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to the sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number.

Statement  of  Intention

A reduced sales charge on Class A Shares as set forth above applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased. For a description of the Statement of Intention, see the SAI.

Waiver of Front-End Sales Charges

No sales charge shall apply to:

(1)   reinvestment of income dividends and capital gain distributions;

(2)   exchanges of one Fund's shares for those of another Fund;

(3) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company, the Adviser, First Dominion Capital Corp. and by members of their immediate families, and employees(including immediate family members) of a broker-dealer distributing Fund shares;

(4) purchases of Fund shares by the Fund's distributor for their own investment account and for investment purposes only;

(5) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;

(6) a charitable organization, as defined in Section 501(c)(3) of the Internal Revenue Code (the "Code"), as well as other charitable trusts and endowments, investing $50,000 or more;

(7) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;

(8) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;

(9) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and

(10) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

Waiver Of Contingent Deferred Sales Charge

The contingent deferred sales charge on Class B and Class C Shares is waived for:

(1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;

(2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;

(3) withdrawals resulting from shareholder death or disability provided that the redemption is requested within one year of death or disability; and

(4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Fund at (800) 527-9525. All account information is subject to acceptance and verification by the Fund's distributor.

General

The Company reserves the right in its sole discretion to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

                                REDEEMING SHARES

You may redeem your shares at any time and in any amount by mail or telephone. For your protection, the Transfer Agent will not redeem your shares until it has received all the information and documents necessary for your request to be considered in proper order (see "Signature Guarantees"). You will be notified promptly by the Transfer Agent if your redemption request is not in proper order.

The Fund's procedure is to redeem shares at the NAV determined after the Transfer Agent receives the redemption request in proper order, less any applicable CDSC in the case of Class B or Class C Shares. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem shares for any period during which the NYSE is closed or the U.S. Securities and Exchange Commission determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

If you sell shares through a securities dealer or investment professional, it is such person's responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check which may take up to 14 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed application for the account to permit the Fund to verify the identity of the person redeeming the shares, and to eliminate the need for backup withholding.

Redemption  by Mail

To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last thirty (30) days, or if you ask that the proceeds to be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays.

Redemption by Telephone

You may redeem your shares by telephone provided that you request this service on your initial Account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent will charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the amount of this service fee at any time without prior notice.

Redemption  by Wire

If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Signature Guarantees

To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either:
(1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a "stock power") specifying the total number of shares being redeemed. The Fund may waive these requirements in certain instances.

The following institutions are acceptable signature guarantors: (1) participants in good standing of the Securities Transfer Agents Medallion Program ("STAMP");
(2) commercial banks which are members of the Federal Deposit Insurance Corporation ("FDIC"); (3) trust companies; (4) firms which are members of a domestic stock exchange; (5) eligible guarantor institutions qualifying under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, that are authorized by charter to provide signature guarantees (e.g., credit unions, securities dealers and brokers, clearing agencies and national securities exchanges); and (6) foreign branches of any of the above. In addition, the Company will guarantee your signature if you personally visit its offices at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229. The Transfer Agent cannot honor guarantees from notaries public, savings and loan associations, or savings banks.

Proper Form

Your order to buy shares is in proper form when your completed and signed shareholder application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Fund will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Fund will not close your account if it falls below $1,000 solely because of a market decline.

Automatic  Investment  Plan

Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of shares. To use this service, you must authorize the transfer of funds by completing the Plan section of the account application and sending a blank voided check.

Exchange  Privileges

You may exchange all or a portion of your shares for the shares of certain other Funds of the Company having different investment objectives, provided the shares of the fund you are exchanging into are registered for sale in your state of residence. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

Modification  or  Termination

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Fund reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Fund also reserves the right to refuse exchange requests by any person or group if, in the Fund's judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund further reserves the right to restrict or refuse an exchange request if the Fund has received or anticipates simultaneous orders affecting significant portions of the Fund's assets or detects a pattern of exchange requests that coincides with a "market timing" strategy. Although the Fund will attempt to give you prior notice when reasonable to do so, the Fund may modify or terminate the Exchange Privilege at any time.

How To Transfer Shares

If you wish to transfer shares to another owner, send a written request to the Transfer Agent. Your request should include (1) the name of the Fund and existing account registration; (2) signature(s) of the registered owner(s); (3) the new account registration, address, Social Security Number or taxpayer identification number and how dividends and capital gains are to be distributed;
(4) any stock certificates which have been issued for the shares being transferred; (5) signature guarantees (See "Signature Guarantees"); and (6) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports

Each time you purchase, redeem or transfer shares of a Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

                             DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared annually. The Fund intends to distribute annually any net capital gains.

Distributions will automatically be reinvested in additional shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as "buying a dividend". To avoid buying a dividend, check the Fund's distribution schedule before you invest.

Taxes

In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Company is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax deferred retirement account) will not be currently taxable. Non-U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund.

By law, the Fund must withhold 31% of your taxable distribution and proceeds if you do not provide your correct taxpayer identification number (TIN) or certify that your TIN is correct, or if the Internal Revenue Service (the "IRS") has notified you that you are subject to backup withholding and instructs the Fund to do so.

                           SHAREHOLDER COMMUNICATIONS

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 527-9525.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. As of the date of this prospectus, the Fund has not offered Class A, Class B or Class C Shares of the Fund. The information in this table is for the Class Y Shares of the Fund. Certain information reflects financial results for a single Class Y Share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in Class Y Shares of the Fund (assuming reinvestment of all dividends and distributions). The Fund's financial highlights for the periods presented have been audited by Tait, Weller and Baker, independent auditors, whose unqualified report thereon, along with the Fund's financial statements, are included the Fund's Annual Report to Shareholders (the "Annual Report") and are incorporated by reference into the Statement of Additional Information (the "SAI"). Additional performance information for the Fund is included in the Annual Report. The Annual Report and the SAI are available at no cost from the Fund at the address and telephone number noted on the back page of this prospectus. The following information should be read in conjunction with the financial statements and notes thereto.

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                Year ended      Period ended
                                                August 31, 2001 August 31, 2000*
                                                --------------- ---------------
Per Share Operating Performance
Net asset value, beginning of period            $10.54           $10.00

Income from investment operations-
   Net investment loss                          (0.10)            (0.03)
   Net realized and unrealized gain
    on investments                              (5.97)             0.57
                                                ------           ------
Total from investment operations                (6.07)             0.54
                                                ------           ------
Less distributions-
   Distributions from net realized gains
    on investments                              (0.14)              ---
                                               -------           ------
   Total distributions                          (0.14)              ---
                                               -------           ------
Net asset value, end of period                 $ 4.33            $10.54
                                               =======           ======

Total Return                                   (57.49%)            5.40%

Ratios/Supplemental Data
   Net assets, end of period (000's)          $18,830           $28,822
Ratio to average net assets (A)
   Expenses  (B)                                 1.98%             1.89%**
   Expense ratio - net (C)                       1.90%             1.89%**
   Net investment loss                          (1.90%)           (1.73%)**
Portfolio turnover rate                         70.97%            85.25%

-----------------------------------

*     Commencement of operation was March 1, 2000.
**    Annualized

(A) Management fee waivers and reimbursements reduced the expense ratio and increased the net investment loss ratio by 0.29% for the year ended August 31, 2001 and 1.44% for the period ended August 31, 2000.

(B) The expense ratio has been increased to include custodial fees which were offset by custodian fee credits and before management fee waivers and reimbursements.

(C) The expense ratio - net reflects the effect of the management fee waivers and reimbursements and custodian fee credits the Fund received.

You'll find more information about the Fund in the following documents:

The Fund's annual and semi-annual reports will contain more information about the Fund and a discussion of the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

For more information about the Fund, you may wish to refer to the Fund's SAI dated _________________, 2001, which is on file with the SEC and incorporated by reference into this prospectus. You can obtain a free copy of the SAI by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, by calling toll free (800) 527-9525 or by e-mail at: mail@shareholderservices.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Company, including the SAI, can be reviewed and copied at the SEC's Public Reference Room, 450 Fifth Street NW, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington D.C. 20549-0102.

(Investment Company Act File No. 811-8255)

                             THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Sand Hill Portfolio Manager Fund (the "Fund") dated _________, 2001. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.



The date of this SAI is _________, 2001

TABLE OF CONTENTS                                                       PAGE
------------------                                            ----
General Information
Investment Objectives
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Holders of Securities
Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectus for Class Y Shares of the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund is also authorized to issue three other classes of shares of the Fund, Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus. Each class of shares is substantially the same as they each represent an interest in the same portfolio of securities and only differ to the extent that they bear different expenses. The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVES

The Fund's investment objective is to maximize total return. Total return consists of realized and unrealized appreciation plus income. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Depositary Receipts

The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. A foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities, which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies

The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the 1940 Act. Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts

Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

European Currency

Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in this prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;

(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;

(4) Invest more than 25% of its total assets in securities of companies in the same industry;

(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;

(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);

(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and

(9)  Purchase or sell commodities or commodity contracts;

In applying the fundamental and non-fundamental policy concerning concentration:

(1) Except with respect to the Fund's investment restrictions concerning borrowings or senior securities, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1)  invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and

(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's Adviser individually own or would own, directly or beneficially, more than 1/2 of 1 per cent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1)  Purchase or sell futures contracts or options thereon;

(2)  Make short sales of securities;

(3)  Make loans of portfolio securities;

(4)  Purchase or sell real estate limited partnership interests;

(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;

(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;

(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);

(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;

(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets; (11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and

(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

NOTE:Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
        (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                     Aggregate Compensation                        Total
                     From the Fund for    Pension or Retirement    Compensation
Name and             Fiscal Year Ended    Benefits Accrued         as from the
Position             August 31, 2001 (1)  Part of Fund Expenses    Company (2)
--------             -------------------  ---------------------    -----------

John Pasco,III,           $-0-                 N/A            $-0-
Chairman
Samuel Boyd, Jr.,
Director                  $2,000               N/A            $15,750
William E. Poist,
Director                  $2,000               N/A            $15,750
Paul M. Dickinson,
Director                  $2,000               N/A            $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Kaplan Company MPP & PSP         76,289.903             6.039%
3110 Bandera Drive
Palo Alto, CA 94304

Charles Schwab                  117,410.786             9.294%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

                         ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. The Adviser received $126,902, $178,818 and $206,835 from the Fund for the years ended August 31, 1999, 2000 and 2001, respectively.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administrative Agreement, CSS received administration fees of $45,831, $35,850 and $42,731 for the years ended August 31, 2001, 2000 and 1999, respectively.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund plus out-of-pocket expenses against a minimum fee. As provided in the Accounting Agreement, CFA received $25,700 and $12,850 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of the Fund's Class Y Shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of the Fund's Class Y Shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means:(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. During the fiscal year ended August 31,2001, the Adviser directed brokerage commissions from the Fund of $4,621 to Second Street Securities and $5,460 to Merrill Lynch in connection with research related services provided to clients of the Adviser, including the Fund.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage commissions for the last three fiscal years is as listed below:

                     2001      2000       1999
                     ----      ----       ----

                     $24,869   $21,319    $12,778

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y Shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C Shares, charging a reduced front-end sales charge, a contingent deferred sales charge on shares sold within one year of their purchase, and charging a higher distribution (i.e., 12b) fee than Class A Shares, and the Class Y Shares which charge no front-end sales charge, contingent deferred sales charge or distribution (i.e., 12b-1) fee, but are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                                  DISTRIBUTION

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Fund may deduct $50 per year from your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $25,000. Shareholders will receive 60 days written notice to increase the account value above $25,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any. Of this amount, $15,038 expires in 2008 and $397,814 expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.


                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:


                      6
      YIELD = 2[(a-b+1) -1]
                 ---
                 cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P     = a hypothetical initial payment $1,000
  T     = average annual total return
  n     = number of years (l, 5 or 10)
  ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual returns for the periods indicated would be:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2001      8/31/2001      8/31/2001       8/31/2001 (1)
      -----------------------------------------------------------

      (24.61%)         7.64%         N/A             8.20%

(1)   Commencement of operations was January 2, 1995.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             THE WORLD FUNDS, INC.
                         1500 FOREST AVENUE, SUITE 223
                           RICHMOND, VIRGINIA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                        SAND HILL PORTFOLIO MANAGER FUND

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Sand Hill Portfolio Manager Fund (the "Fund") dated _________, 2001. You may obtain the Prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (800) 527-9525.



The date of this SAI is ____________________, 2001

TABLE OF CONTENTS                                                       PAGE
-----------------                                                       ----

General Information
Investment Objectives
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Holders of Securities
Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Prospectus for the Class A Shares, Class B Shares and Class C Shares of the Sand Hill Portfolio Manager Fund (the "Fund"). The Fund also offers Class Y Shares (the "Institutional Class" of shares), which are described in a separate statement of additional information and related prospectus. The Fund is a separate investment portfolio or series of the Company. The Fund is a "diversified" series as that term is defined in the 1940 Act.

Prior to the date of this SAI, the Fund offered one class of shares to investors, the Institutional Class of shares. As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A Shares, imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class B Shares, charging a maximum contingent deferred sales charge of 5.00% if redeemed within six years of purchase, carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares charging a front-end sales charge of 1.00%, and a back-end sales charge of 1.00% if shares are redeemed within the first year after purchase, and carrying a higher 12b-1 fee than Class A Shares, with no conversion feature; and the Institutional Class of shares, which have no front-end or contingent deferred sales charge and do not charge any distribution (i.e., 12b-1) fee, but are only available to certain institutional investors and for shareholders of the Fund who purchased shares prior to the date the Fund began offering multiple classes of shares. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is to maximize total return. Total return consists of realized and unrealized appreciation plus income. All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The Fund invests in three major categories of investment: equity securities, debt securities and short-term investments. Each of these categories may include securities of domestic or foreign issuers.

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's Prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Depositary Receipts

The Fund invests on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. A foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities, which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which Sand Hill Advisors, Inc. (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, foreign corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association and the Federal Home Loan Mortgage Association. Mortgage-backed securities represent ownership in specific pools of mortgage loans. Unlike traditional bonds which pay principal only at maturity; mortgage-backed securities make unscheduled principal payments to the investor as principal payments are made on the underlying loans in each pool. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security will decline. However, when interest rates decline, the value of a mortgage-backed security with prepayment features may not increase as much as other fixed-income securities.

Asset-backed securities participate in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle or trade receivables. They may be pass-through certificates which are similar to mortgage-backed commercial paper, which is issued by an entity organized for the sole purpose of issuing the commercial paper and purchasing the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets and the level of any credit support provided. The weighted average lives of mortgage-backed and asset-backed securities are likely to be substantially shorter than their stated final maturity dates would imply because of the effect of scheduled and unscheduled principal prepayments. Pay-downs of mortgage-backed and asset-backed securities may result in income or loss being realized earlier than anticipated for tax and accounting purposes.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The Fund may invest up to 5% of its net assets (no more than 2% in securities not listed on a national exchange) in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Investment Companies

The Fund may invest up to 10% of its assets in shares of closed-end investment companies. Investments in such investment companies are subject to limitations under the 1940 Act. Investment in closed-end funds is subject to the willingness of investors to sell their shares in the open market and the Fund may have to pay a substantial premium to acquire shares of closed-end funds in the open market. The yield of such securities will be reduced by the operating expenses of such companies. Under the 1940 Act limitations, the Fund may not own more than 3% of the total outstanding voting stock of any other investment company nor may it invest more than 5% of its assets in any one investment company or invest more than 10% of its assets in securities of all investment companies combined.

Investors in the Fund should recognize that by investing in investment companies indirectly through the Fund, they will bear not only their proportionate share of the Fund's expenses (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the underlying investment company. Finally, investors should recognize that, as a result of the Fund's policies of investing in other investment companies, they may receive taxable capital gains distributions to a greater extent than would be the case if they invested directly in the underlying investment companies.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

When-Issued Securities

The Fund may purchase securities on a when-issued or forward delivery basis for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund's net asset value reflects gains or losses on such commitments each day, and the Fund segregates liquid assets each day sufficient to meet the Fund's obligations to pay for the securities.

STRATEGIC TRANSACTIONS

The Fund may, but is not required to, utilize various other investment strategies described below which use derivative investments to hedge various market risks (such as changes in interest rates, currency exchange rates, and securities prices) or to enhance potential gain.

In the course of pursuing these investment strategies, the Fund may purchase and sell exchange listed put and call options on securities or securities indices, and enter into various currency transactions such as currency forward contracts, or options on currencies (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used (1) to attempt to protect against possible changes in the market value of securities held in, or to be purchased for, the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, (2) to protect the Fund's unrealized gains in the value of its portfolio securities, (3) to facilitate the sale of such securities for investment purposes, or (4) to establish a position in the options markets as a temporary substitute for purchasing or selling particular securities. The Fund may use any or all of these investment techniques at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables, including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

The risks associated with Strategic Transactions include possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may (1) result in losses to the Fund, (2) force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, (3) limit the amount of appreciation the Fund can realize on its investments or (4) cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors, including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. Although the use of options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it tends to limit any potential gain which might result from an increase in value of such position. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (1) other complex foreign political, legal and economic factors,
(2) less availability than in the United States of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) lower trading volume and liquidity.

Put and Call Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. The purchase of a put option will constitute a short sale for federal tax purposes. The purchase of a put at a time when the substantially identical security held long has not exceeded the long term capital gain holding period could have adverse tax consequences. The holding period of the long position will be cut off so that even if the security held long is delivered to close the put, short term gain will be recognized. If substantially identical securities are purchased to close the put, the holding period of the securities purchased will not begin until the closing date. The holding period of the substantially identical securities not delivered to close the short sale will commence on the closing of the short sale.

A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, securities index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying security.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options only. Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options are each settled for the net amounts, if any, by which the option is "in the money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options;
(2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

The Fund may purchase and sell exchange-listed call options on securities that are traded in U.S. and foreign securities exchanges and on securities indices and currencies. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund may purchase and sell exchange-listed put options on securities (whether or not it holds the above securities in its portfolio), and on securities indices and currencies. The Fund will not sell put options if, as a result, more than 25% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. For tax purposes, the purchase of a put is treated as a short sale which may cut off the holding period for the security so it is treated as generating gain on securities held less than three months or short term capital gain (instead of long term) as the case may be.

Options on Securities Indices and Other Financial Indices

The Fund may also purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement. This means an option on an index gives the holder the right to receive, upon exercise of the option an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts and exchange listed options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects, to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the Adviser considers that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the Adviser believes that the value of yen will decline against the U.S. dollar, the Adviser may enter into a contract to sell Euros and buy U.S. dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Furthermore, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to a fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special Accounts

Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent Fund obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid high grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or segregate cash or liquid high grade securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash or liquid, high grade securities equal to the exercise price.

Except when the Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those that provide for cash settlement generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, if the Fund held a forward contract instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

In order for the Fund to qualify as a regulated investment company, the Fund's activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities, or structured notes, are usually debt securities whose value at maturity, or coupon rate, is determined by reference to a specific instrument or index. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices.

European Currency

Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the Prospectuses, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Purchase any security if, as a result of such purchase less than 75% of its assets would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which it has not invested more than 5% of its assets;

(2) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(3) Borrow money; except through reverse repurchase agreements, or from banks for temporary or emergency purposes and then only in an amount not in excess of 20% of the value of its net assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 20% of the value of its net assets, provided it maintains asset coverage of 300% in connection with borrowings, and does not make other investments while such outstanding borrowings exceed 5% of its total assets;

(4) Invest more than 25% of its total assets in securities of companies in the same industry;

(5) Act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in connection with the disposition of its portfolio securities;

(6) Make loans, except (i) loans of its portfolio securities and (ii) it may enter into repurchase agreements and purchase debt securities in accordance with its investment objective;

(7) Issue senior securities, (except it may engage in transactions such as those permitted by the SEC release IC-10666);

(8) Purchase or sell real estate, however liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate; and

(9)  Purchase or sell commodities or commodity contracts;

In applying the fundamental and non-fundamental policy concerning concentration:

(1) Except with respect to the Fund's investment restrictions concerning borrowings or senior securities, the percentage restriction on investment or utilization of assets is adhered to at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

In order to satisfy certain state regulatory requirements the Fund has agreed that, so long as its shares are offered for sale in such state(s), it will not:

(1)  invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(2) invest more than 5% of its total assets in the securities of any issuers which have (together with their predecessors) a record of less than three years continuous operations; and

(3) purchase or retain any securities if (i) one or more officers or Directors of the Company or the Fund's investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1 percent of the securities of such issuer, and (ii) in the aggregate such persons own or would own more than 5% of such securities.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the Prospectuses and elsewhere in the SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund does not intend to:

(1)  Purchase or sell futures contracts or options thereon;

(2)  Make short sales of securities;

(3)  Make loans of portfolio securities;

(4)  Purchase or sell real estate limited partnership interests;

(5) Purchase or retain securities of any open-end investment company; purchase securities of closed-end investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase; however, it may acquire investment company securities in connection with a plan of merger, consolidation, reorganization or acquisition of assets; in any event, it may not purchase more than 3% of the outstanding voting securities of another investment company, may not invest more than 5% of its assets in another investment company, and may not invest more than 10% of its assets in all investment companies combined;

(6) Borrow, pledge, mortgage or hypothecate its assets in excess, together with permitted borrowings, of 1/3 of its total assets;

(7) Purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts, if any, shall not constitute purchasing securities on margin;

(8) Invest more than 15% of its net assets in securities which are illiquid or not readily marketable, including repurchase agreements which are not terminable within 7 days (normally no more than 5% of its net assets will be invested in such securities);

(9) Purchase put options on write covered call options if, as a result, more than 25% of its total assets would be hedged with options;

(10) Write put options if, as a result, its total obligations upon exercise of written put options would exceed 25% of its total assets;

(11) Purchase call options if, as a result, the current value of options premiums for call options purchased would exceed 5% of its total assets; and,

(12) Purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets; provided that no more than 2% of its net assets may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange.

NOTE: Items (9), (10) and (11) above do not apply to options attached to, or purchased as a part of, their underlying securities.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------


(2) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
        (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                     Aggregate Compensation                        Total
                     From the Fund for    Pension or Retirement    Compensation
Name and             Fiscal Year Ended    Benefits Accrued         as from the
Position             August 31, 2001 (1)  Part of Fund Expenses    Company (2)
--------             -------------------  ---------------------    -----------

John Pasco,III,           $-0-                 N/A            $-0-
Chairman
Samuel Boyd, Jr.,
Director                  $2,000               N/A            $15,750
William E. Poist,
Director                  $2,000               N/A            $15,750
Paul M. Dickinson,
Director                  $2,000               N/A            $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940, Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Kaplan Company MPP & PSP         76,289.903             6.039%
3110 Bandera Drive
Palo Alto, CA 94304

Charles Schwab                  117,410.786             9.294%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1% of the Fund's outstanding shares.

ADVISER AND ADVISORY AGREEMENT

Sand Hill Advisors, Inc. (the "Adviser"), 3000 Sand Hill Road, Building Three, Suite 150, Menlo Park, CA 94025, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 as amended. The Adviser is a wholly owned subsidiary of Boston Private Financial Holdings, Inc.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $100 million of average daily net assets of the Fund; and 0.75% on the average daily net assets of the Fund over $100 million. The Adviser received $126,902, $178,818 and $206,835 from the Fund for the years ended August 31, 1999, 2000 and 2001, respectively.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% subject to a minimum amount of $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administrative Agreement, CSS received administration fees of $45,831, $35,850 and $42,731 for the years ended August 31, 2001, 2000 and 1999, respectively.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received $25,700 and $12,850 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class B and Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive distribution 12b-1 and service fees from the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2001, no fees were paid pursuant to any Distribution 12b-1 and Service Plan nor were any sales charges paid in connection with the sale of any class of the Fund's shares.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing it with investment recommendations or statistical, research or similar services useful in its decision making process. The term "investment recommendations or statistical, research or similar services" means:(1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients. During the fiscal year ended August 31, 2001, the Adviser directed brokerage commissions from the Fund of $4,621 to Second Street Securities and $5,460 to Merrill Lynch in connection with research related services provided to clients of the Adviser, including the Fund.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

Aggregate brokerage commissions for the last three fiscal years is as listed below:

                     2001      2000       1999
                     ----      ----       ----

                     $24,869   $21,319    $12,778

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in its opinion, to meet the Fund's objective. The Adviser anticipates that the Fund's average annual portfolio turnover rate will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Institutional Class shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Institutional Class Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

If they deem it advisable and in the best interests of shareholders, the Directors may create additional series and classes of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities. If the Directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the Directors.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C Shares, charging a reduced front-end sales charge, a contingent deferred sales charge on shares sold within one year of their purchase, and charging a higher distribution (i.e., 12b) fee than Class A Shares, and the Institutional Class of shares which charge no front-end sales charge, contingent deferred sales charge or distribution (i.e., 12b-1) fee, but are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                                  DISTRIBUTION

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the Prospectus for Class A, Class B and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of Class A Shares and Class C Shares of the Fund, using the value of the Fund's net assets attributable to its Institutional Class of shares and the number of outstanding Institutional Class shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75% applicable to Class A Shares, and the front-end sales charge of 1.00% applicable to Class C Shares, is as follows:

                                Class A Shares       Class C Shares
                                --------------       --------------

Net Assets                     $19,049,868               $19,049,868
Outstanding Shares               1,314,503                 1,314,503
Net Asset Value Per Share      $     14.49               $     14.49
Sales Charge (5.75% of
  the offering price of
  Class A Shares and 1.00%
  of the offering price of
  Class C Shares)              $      0.88               $      0.15
Offering Price to  Public      $     15.37               $     14.64

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A, Class B and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A, Class B and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each Plan were incurred within the preceding 12 months and accrued while such Plan is in effect.

The Plans provide that each of the Class A, Class B and Class C Shares of the Fund will pay a fee to the Distributor as described below. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activities. As of the date of this SAI, the Fund has not yet offered Class A, Class B or Class C Shares. Accordingly, no fees were paid pursuant to the Plans for the fiscal year ended August 31, 2001.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares may be used to pay for shareholder support services. Under the Class B and Class C Shares 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), and (ii) to an institution for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by" the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A or Class C Shares.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Fund may also change or waive policies concerning minimum investment amounts at any time.

Exchanging Shares

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholders sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments.

However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the fund next computed after your request for exchange is received in proper form.

Conversion of Class B Shares to Class A Shares

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption of Class B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) Class B Shares acquired by reinvestment of dividends and capital gains distributions, (2) Class B Shares held for over six years, and (3) Class B Shares held the longest during the six-year period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum. The Company reserves the right to waive this fee.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $412,852 available to offset future capital gains, if any. Of this amount, $15,038 expires in 2008 and $397,814 expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of its previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of its total assets at the end of the fiscal year are invested in securities of foreign corporations, it may elect to pass-through to you your pro rata share of foreign taxes paid by it. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Investment in Complex Securities

The Fund may invest in complex securities, such as original issue discount obligations, the shares of passive foreign investment companies and others. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund's ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of the tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserves the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires a fund to distribute to shareholders by December 31 of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31, and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January which must be treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem or exchange your Fund shares for shares of a different fund within the Company, the IRS will require that you report a gain or loss on your redemption or exchange. The gain or loss that you realize will be either a long-term or short-term capital gain or loss depending on how long you held your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to shareholders from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the intercorporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                     6
      YIELD = 2[(a-b+1) -1]
                 ---
                 cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses accrued for the period (net of reimbursements).
      c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d    =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

  P     = a hypothetical initial payment $1,000
  T     = average annual total return
  n     = number of years (l, 5 or 10)
  ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to the date of this SAI, the Fund only offered one class of shares, the Institutional Class of shares. Based on the foregoing, the average annual total return for the Institutional Class of Shares for the periods or years indicated would be:
                                                         Since
One Year Period Five Years Period   Ten Years Period     Inception
Ended 8/31/2001 Ended 8/31/2001     Ended 8/31/2001      to 8/31/2001(1)
--------------- ---------------     ----------------     ---------------

(24.61%)        7.64%               N/A                  8.20%

(1)   Commencement of operations was January 2, 1995.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (888) 826-2520

                       STATEMENT OF ADDITIONAL INFORMATION

                        CSI Equity Fund - Investor Shares
                              CSI Fixed Income Fund

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus for the Investor Shares of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"; and collectively with the Equity Fund as the "Funds") dated __________________, 2001. You may obtain the prospectus of the Funds, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (888) 826-2520.

The Funds' audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Funds' independent auditors, on such financial statements are included in the Funds' Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.





The date of this SAI ______________________, 2001

TABLE OF CONTENTS                                                       PAGE
-----------------                                                       ----

General Information
Investment Objectives
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Holders of Securities
Investment Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the Investor Shares of the CSI Equity Fund (the "Equity Fund") and the CSI Fixed Income Fund (the "Fixed Income Fund"). As used in this SAI, the Equity Fund and the Fixed Income Fund are collectively referred to as the "Funds" and individually as a "Fund". Each Fund is a separate investment portfolio or series of the Company. Each Fund is a "diversified" series as that term is defined in the 1940 Act.

The Equity Fund is authorized to offer other classes of shares, Institutional Shares, Class A Shares and Class C Shares, which are described in separate statements of additional information and related prospectuses. Each class of shares of the Equity Fund is substantially the same as they each represent an interest in the same portfolio of securities and only differ to the extent that they bear different expenses.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

The following information supplements the discussion of each Fund's investment objective and policies. Each Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Funds that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of each Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of the Equity Fund's net assets in equity securities and at least 80% of the Fixed Income Fund's net assets in debt securities.

                              INVESTMENT OBJECTIVES

The Equity Fund's investment objective is long-term growth of capital. The Fixed Income Fund's investment objective is current income. All investments entail some market and other risks and there is no assurance that a Fund's investment objective will be realized. You should not rely on an investment in a Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Funds' prospectus. In seeking to meet its investment objective, each Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities

The Funds may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Funds have to pay more for a convertible security than the value of the underlying common stock. The Equity Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

The Equity Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

The assets of the Equity Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Equity Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Equity Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's"), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying ADRs and EDRs, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

U.S.  Government  Securities

The Funds may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Municipal Securities

The Fixed Income Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classification of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

The Funds may invest in corporate debt securities. The Fixed Income Fund will invest in securities rated at the time of purchase Aa or higher by Moody's Investors Service, Inc. ("Moody's"); AA or higher by Standard & Poor's Ratings Group ("S & P"); or unrated securities which CSI Capital Management, Inc., the Funds' investment adviser (the "Adviser") believes to be of comparable quality. The Equity Fund may invest, at the time of purchase, in securities rated: Baa or higher by Moody's; BBB or higher by S & P; or unrated securities which, in the judgment of the Adviser, will be of comparable quality. Securities rated as BBB by S&P or Baa by Moody's are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

The Funds may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

International Bonds

International bonds are defined as bonds issued in countries other than the United States. The Fixed Income Fund's investments in international bonds may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities and other debt securities including those convertible into common stock. The Fixed Income Fund will invest in investment grade instruments that will bear the rating, at the time of purchase, of AA or higher by S&P or Aa or higher by Moody's, or unrated securities which the Adviser believes to be of comparable quality. However, the Fixed Income Fund reserves the right to invest its assets in lower rated securities (including unrated securities which the Adviser believes to be of such lower quality) as stated in the prospectus.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fixed Income Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. The Fixed Income Fund may enter into repurchase commitments for investment purposes for periods of thirty (30) days or more. Such commitments involve investment risks similar to those of debt securities in which the Fixed Income Fund invests. Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The Adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, a Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous

The Board of Directors may, in the future, authorize one or both of the Funds to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Funds have adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of each Fund. As a matter of fundamental policy, each Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Funds may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that each Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund; and

(14) Make loans, except that the Fixed Income Fund may enter into repurchase agreements secured by the U.S. Government or Agency securities.

(15) Except as specified below, the Funds may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. A Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to a Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of a Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

     (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

     (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, a Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2)   Engage in arbitrage transactions; or

(3)   Purchase or sell options.


                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The Directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Funds, and review performance. The names, addresses and ages of the Directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The Directors who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the Adviser, any other investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
      (5) he owns or controls the Company's various service providers.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as       from the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permits investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons owned of record shares of the Equity Fund's Investor Shares in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  6,430,234.614            94.819%
101 Mongtomery Street
San Francisco, CA 94104

As of November 30, 2001, the following persons owned of record shares of the Fixed Income Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Charles Schwab                  8,600,943.898            93.432%
101 Mongtomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Equity Fund's outstanding shares.

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fixed Income Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management, Inc., 445 Bush Street, 5th Floor, San Francisco, CA 94108-3725, is the Funds' investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust, a Vice President of the Company, is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President of each Fund, and is the portfolio manager for each Fund.

The Adviser serves as investment adviser to the Funds pursuant to separate Investment Advisory Agreements with the Company for each Fund (each an "Advisory Agreement"). Unless sooner terminated, each Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. Each Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Each Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of such Fund's average daily net assets. With respect to the Fixed Income Fund, the Adviser has voluntarily agreed to waive its advisory fee or make payments to limit the Fund's expenses to the extent necessary to ensure that the Fund's total operating expenses do not exceed 1.00% of average daily net assets through August 31, 2002. During the fiscal year ended August 31, 2001, $1,143,717 and $746,600 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $373,300 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 2000, $805,999 and $573,570 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively, and the Adviser waived fees in the amount of $286,785 for the Fixed Income Fund pursuant to the voluntary expense limitation agreement. During the fiscal year ended August 31, 1999, $409,260 and $206,304 were paid to the Adviser by the Equity Fund and the Fixed Income Fund, respectively.

Pursuant to the terms of the Advisory Agreements, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Funds. The services furnished by the Adviser under the Advisory Agreements are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to separate Administration Agreements with the Company (the "Administrative Agreements"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Funds and supervises all aspects of the operation of the Funds except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Funds, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives asset-based fees, computed daily and paid monthly, at the annual rates of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. For the fiscal year ended August 31, 2001, CSS received fees of $198,444 and $143,054 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 2000, CSS received fees of $137,623 and $105,416 from the Equity Fund and the Fixed Income Fund, respectively. For the fiscal year ended August 31, 1999, CSS received fees of $79,686 and $82,522 from the Equity Fund and the Fixed Income Fund, respectively.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Equity Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Funds. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by a Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement(the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Funds and its investment transactions; maintaining certain books and records of the Funds; determining daily the net asset value per share of the Funds; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees from the Equity Fund of $43,640 and $19,363 for the fiscal years ended August 31, 2001 and 2000, respectively; and CFA received fees from the Fixed Income Fund of $43,640 and $16,352 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Funds pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Funds' shares is continuous. There is no sales charge in connection with the purchase of shares of the Fixed Income Fund. FDCC is entitled to the front end sales charge on the sale of Investor Shares, Class A Shares and Class C Shares of the Equity Fund as described in the applicable prospectus and statement of additional information, and may receive other compensation such as the contingent deferred sales charge applicable to Investor Shares and Class C Shares and fees pursuant to a distribution (i.e., 12b-1) plan applicable to Class A and Class C Shares. During the fiscal year ended August 31, 2001, FDCC received $1,640 in connection with the sale of Investor Shares of the Equity Fund.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of each Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for such Fund. The debt securities purchased by the Funds (especially the Fixed Income Fund) are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from or sold to dealers includes a dealers' mark-up or mark-down.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where a Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of a Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause a Fund to pay a commission higher than that charged by another broker in consideration of such research services. Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for a Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, a Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for a Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the ability of such Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Funds paid brokerage commissions as follows:

                             Years ended August 31,
                         ---------------------------
Fund                     1999       2000       2001
----                     ----       ----       ----

Equity Fund              $35,527    $61,495    $94,721
Fixed Income Fund        $  -0-     $  -0-     $  -0-

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Funds' portfolio whenever necessary, in the Adviser's opinion, to meet such Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of each of the Funds will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has currently allocated 50,000,000 to the Fixed Income; and 50,000,000 shares to the Equity Fund. With respect to the Equity Fund, the Company has further reclassified those shares as follows: 15,000,000 shares for Class A Shares of the Equity Fund, 10,000,000 shares for Institutional Shares of the Equity Fund, 10,000,000 shares for Class C Shares of the Equity Fund and 15,000,000 shares for Investor Shares of the Equity Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable.

Each class of shares in the Equity Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Funds do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

The Board of Directors of the Company as adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Equity Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Equity Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Equity Fund may be exchanged for shares of the same class of another fund offered by the Company. At present, the Equity Fund offers Class A Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Institutional Shares charging no front-end or contingent deferred sales charges, charging no distribution (i.e., 12b-1) fees and only available to certain institutional investors; Class C Shares charging a reduced front-end sales charge, a contingent deferred sales charge to shareholders who sell their shares within 360 days of their purchase and higher distribution (i.e., 12b-1) and service fees than Class A Shares; and Investor Shares charging a front-end sales charge but charging no distribution (i.e., 12b-1) fee.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

The Funds reserve the right to reject any purchase order and to suspend the offering of shares of one or both of the Funds. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, Directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Funds may also change or waive policies concerning minimum investment amounts at any time.

You may purchase shares of the Funds directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of Investor Shares of the Equity Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding such Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Investor Shares of the Equity Fund.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Funds on time. Certain authorized institutions have agreements with the Funds that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Funds by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

The Distributor may, from time to time, offer incentive compensation to dealers that sell Investor Shares of the Equity Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Investor Shares of the Equity Fund's.

In connection with the promotion of the sales of Investor Shares of the Equity Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of Investor Shares of the Equity Fund, using the value of the Equity Fund's net assets and the number of outstanding shares of the Equity Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

                                  Equity Fund--
                                 Investor Shares
                                 ---------------

      Net Assets                 $104,282,723
      Outstanding Shares            7,655,382
      Net Asset Value Per Share  $      13.62
      Sales Charge (5.75% of
        the offering price)      $       0.83
      Offering Price to Public   $      14.45

Statement of Intention

The reduced sales charges and public offering price applicable to Investor Shares of the Equity Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period, plus; (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of one or more of the Funds and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Funds will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

If you are in a category of investors who may purchase Investor Shares of the Equity Fund without a front-end sales charge, you will be subject to a 1.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (1) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (2) the SEC has by order permitted such suspension, or
(3) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, each Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the Account Application provided with the prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial Account Application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identify as a shareholder of record. Cooperation with these procedures helps to protect the account and the Company from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

TAX STATUS

Distributions of Net Investment Income

The Funds receive income generally in the form of dividend, interest and other income on its investments. This income, less expenses incurred in the operation of a Fund, constitutes a Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

The Funds may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund. Any net capital gains realized by a Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Equity Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009. The Fixed Income Fund has a capital loss carryforward of $12,747 available to offset future capital gains, if any, which expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized by a Fund on the sale of debt securities are generally treated as ordinary losses by a Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce a Fund's ordinary income distributions to you, and may cause some or all of a Fund's previously distributed income to be classified as return of capital.

A Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of a Fund's total assets at the end of the fiscal year are invested in securities of Foreign corporations, a Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from a Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. A Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

The Funds will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As regulated investment companies, the Funds generally pay no federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualifications of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires a Fund to distribute to you by December 31 of each year, at a minimum the following amounts 98% of its taxable ordinary income earned during the twelve month period ending October 31 and 100% of any undistributed amounts from the prior year. Each Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fixed Income Fund's income consists of interest rather than dividends, no portion of its distributions will generally be eligible for the intercorporate dividends-received deduction. None of the dividends paid by the Fixed Income Fund for the most recent calendar year qualified for such deduction, and it is anticipated that none of the current year's dividends will so qualify.

Because the Equity Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Equity Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Equity Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Funds may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           YIELD = 2[(a-b+ 1) -1]
                      ---
                      cd

      Where:

      a =  dividends and interest earned during the period.
      b =  expenses    accrued    for   the   period   (net   of
           reimbursements).
      c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
      d = the maximum offering price per share on the last day of the period.

A Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by a Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+ T) = ERV

      Where:

   P     = a hypothetical initial payment $1,000
   T     = average annual total return
   n     = number of years (l, 5 or 10)
   ERV   = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, each Fund's average annual total return for the periods or years indicated would be:

                     One Year     Five Years    Ten Years       Since
                     Period ended Period ended  Period ended    Inception to
 Fund                8/31/2001    8/31/2001     8/31/2001       8/31/2001
 ----                ---------    ---------     ---------       ---------

Equity Fund -
  Investor Shares     (24.01%)       N/A            N/A            9.03%(1)
Fixed Income Fund       9.29%        N/A            N/A            5.26%(2)

(1)   Commencement of operations was 10/15/97.
(2)   Commencement of operations was 1/27/98.

The Funds may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately each Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing each Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, each Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the applicable Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Funds may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

Financial Highlights, Statements and Reports of Independent Accountants. You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (888) 826-2520
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Funds included in the Annual Report have been audited by the Funds' independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (888) 826-2520
                       STATEMENT OF ADDITIONAL INFORMATION

                                 CSI Equity Fund
                              Institutional Shares
                                 Class A Shares
                                 Class C Shares

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectuses of the CSI Equity Fund (the "Fund") as listed below, as they may be supplemented or revised from time to time. You may obtain the prospectuses of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (888) 826-2520.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Reports are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report by writing to the Fund or calling (888) 826-2520.

Current prospectuses:

o     prospectus for Institutional Shares of the Fund dated ___________, 2001.
o prospectus for Class A Shares and Class C Shares of the Fund dated _______, 2001.


The date of this SAI is ____________________, 2001

TABLE OF CONTENTS                                                        PAGE
-----------------                                                        ----

General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreements
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information About Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectuses for the Institutional Shares, Class A Shares and Class C Shares of the CSI Equity Fund (the "Fund"). The Fund also offers Investor Shares, which are described in a separate Statement of Additional Information and related prospectus. The Fund is a separate investment portfolio or series of the Company. As of the date of this SAI, the Fund is authorized to issue four classes of shares: Class A Shares, imposing a front-end sales charge of up to a maximum of 5.75% and charging a 12b-1 fee; Institutional Shares imposing no front-end or back-end sales loads and not charging any 12b-1 fees, but only available to certain institutional investors; Class C Shares charging a front-end sales charge of 1%, and a back-end sales charge of 1% if shares are redeemed within the 360 days after purchase, and carrying a higher 12b-1 fee than Class A Shares; and Investor Shares imposing a front-end sales charge of up to a maximum of 5.75% but charging no 12b-1 fee. Each class of shares are substantially the same as they represent interests in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI. The Fund is a "diversified" series as that term is defined in the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objective and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in equity securities.

                              INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by investing in a diversified portfolio consisting primarily of equity securities, such as common stocks and securities convertible into common stocks. Under normal market conditions, the Fund will have at least 80% of its net assets invested in such securities. This is not a fundamental policy and may be changed by the Board of Directors of the Company without a vote of shareholders, upon at least sixty (60) days' prior notice. All investments entail some market and other risks and there is no assurance that the Fund's investment objective will be realized. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

INVESTMENT PROGRAMS

Convertible  Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund has to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the investment adviser anticipates such stock will provide the Fund with opportunities that are consistent with the Fund's investment objective and policies.

Warrants

The Fund may invest in warrants. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Illiquid  Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

The assets of the Fund will be invested on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the ADR's, EDR's or GDR's underlying securities, thereby reducing the dividend or distribution amount received by shareholders.

Unsponsored depositary receipts are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored depositary receipts. Holders of unsponsored depositary receipts generally bear all the costs of the depositary receipts facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored depositary receipts.

U.S.  Government  Securities

The Fund may invest in U.S. Government Securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include: (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons; (2) individual interest coupons from such securities that trade separately; and, (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-payment securities.

Corporate  Debt  Securities

The Fund may invest in investment grade corporate debt securities. The Fund may invest, at the time of purchase, in securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's"); BBB or higher by Standard and Poor's Ratings Group ("S & P"); or unrated securities, which in the judgment of the investment adviser, will be of comparable quality. Securities rated as Baa by Moody's or BBB by S&P are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follows the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly.

Repurchase Agreements

Under a repurchase agreement, a Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by a Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with the Fund's investment objective and that such investment would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)  Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)  Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by the SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Invest more than 25% of its total assets in securities of companies in the same industry;

(9) Participate on a joint or a joint and several basis in any securities trading account;

(10) Engage in short sales;

(11) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(12) Purchase any security if, as a result of such purchase less than 75% of the assets of the Fund would consist of cash and cash items, U.S. Government securities, securities of other investment companies, and securities of issuers in which the Fund has not invested more than 5% of its assets;

(13) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(14) Make loans; and

(15) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding.

In applying the fundamental and policy concerning concentration:

(1) Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)  Invest more than 15% of its net assets in illiquid securities;

(2)  Engage in arbitrage transactions; or

(3)  Purchase or sell options.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.
-------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
        (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as from  the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the investment adviser and the principal underwriter have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address              Number of Shares        Percentage of Fund
----------------              ----------------        ------------------

Charles Schwab                  6,430,234.614           94.819%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

CSI Capital Management,  Inc. (the "Adviser"),  located at 445 Bush Street,
5th Floor, San Francisco, CA 94108-3725, is the Fund's investment adviser. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is an independent, privately-owned firm. Leland Faust is the sole owner of the Adviser. Mr. Faust, who has been President of the Adviser since 1978, is the President and portfolio manager of the Fund.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

The Fund is obligated to pay the Adviser a monthly fee equal to an annual rate of 1.00% of the Fund's average daily net assets. For its services as investment adviser, the Fund paid the Adviser $1,143,717, $805,999 and $409,260 for the fiscal years ended August 31, 2001, 2000 and 1999, respectively.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administration Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $50 million of average daily net assets, 0.15% on the next $50 million of average daily net assets and 0.10% on average daily net assets above $100 million, subject to a minimum amount of $15,000 per year. CSS also receives an hourly rate for shareholder servicing and state securities law matters plus certain out-of-pocket expenses. As provided in the Administrative Agreement, the Fund paid CSS $198,444, $137,623 and $79,686 for fiscal years ended August 31, 2001, 2000 and 1999, respectively.

Custodian

Pursuant to a Custodian Agreement with the Company, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports.

CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $43,640 and $19,363 for the fiscal years ended August 31, 2001 and 2000, respectively.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Investor, Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive distribution (12b-1) and/or service fees from the Class A and Class C Shares of the Fund, as described in the applicable prospectus and this SAI. During the fiscal year ended August 31, 2001, no fees were paid pursuant to any distribution (12b-1) and/or service plan nor were any sales charges paid in connection with the sale of the Fund's Institutional, Class A Shares or Class C Shares. FDCC received $1,640 in connection with the sale of Investor Shares of the Fund.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for its securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations or statistical, research or similar services useful to the Adviser's investment decision making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. The Adviser may cause the Fund to pay a commission higher than that charged by another broker in consideration of such research services.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser is not authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on the basis of execution. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will be beneficial for the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                             Years ended August 31,
                         ------------------------------
                         1999       2000       2001
                         ----       ----       ----
                        $35,527     $61,495    $94,721

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Institutional Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Investor Shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Institutional, Class C and Investor Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

Rule 18f-3 Plan

The Board of Directors of the Company as adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; and (ii) subject to certain limitations described in the prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund. At present, the Fund offers Class A Shares charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Institutional Shares charging no front-end or contingent deferred sales charges, charging no distribution (i.e., 12b-1) fees and only available to certain institutional investors; Class C Shares charging a reduced front-end sales charge, a contingent deferred sales charge to shareholders who sell their shares within 360 days of their purchase and higher distribution (i.e., 12b-1) and service fees than Class A Shares; and Investor Shares charging a front-end sales charge but charging no distribution (i.e., 12b-1) fee.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of the Class A and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each 12b-1 Plan were incurred within the preceding 12 months and accrued while such 12b-1 Plan is in effect.

The 12b-1 Plans provide that each of the Class A and Class C Shares of the Fund will pay a fee to the Distributor as described below. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. As of the date of this SAI, the Fund has not yet offered Class A or Class C Shares. Accordingly, no fees were paid pursuant to the 12b-1 Plans for the fiscal year ended August 31, 2001

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Fund's outstanding Class A Shares may be used to pay for shareholder support services. Under the Class C Shares 12b-1 Plan, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class C Shares, and (ii) to an institution for shareholder support services may not exceed the annual rate of 0.25% of the average daily net assets attributable to the Fund's outstanding Class C Shares which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares" issued by the Company. Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge in connection with the purchase of Class A or Class C Shares.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your payment to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

The Fund reserve the right to reject any purchase order and to suspend the offering of shares of the Fund. Under certain circumstances the Company or the Adviser may waive the minimum initial investment for purchases by officers, directors, and employees of the Company and its affiliated entities and for certain related advisory accounts and retirement accounts (such as IRAs). The Company may also change or waive policies concerning minimum investment amounts at any time.

Distribution

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus for Class A and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of Investor Shares, Class A Shares and Class C Shares of the Fund, using the value of the Fund's net assets attributable to Investor Shares and the number of outstanding Investor Shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75% applicable to Investor Shares and Class A Shares, and the front-end sales charge of 1.00% applicable to Class C Shares, is as follows:

                                Investor Shares
                                and Class A Shares       Class C Shares
                                ------------------       --------------

Net Assets                     $104,282,723             $104,282,723
Outstanding Shares                7,655,382                7,655,382
Net Asset Value Per Share      $      13.62             $      13.62
Sales Charge (5.75% of
  the offering price of
  Investor Shares
  and Class A Shares
  and 1.00% of the offering
  Price of Class C Shares)     $       0.83             $       0.13
Offering Price to Public       $      14.45             $      13.75

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

If you request the exchange of the total value of your account from one fund to another, we will reinvest any declared by unpaid income dividends and capital gain distributions in the new fund at its net asset value. Backup withholding and information reporting may apply. Information regarding the possible tax consequences of an exchange appears in the tax section in this SAI.

If a substantial number of shareholder sell their shares of the Fund under the exchange privilege, within a short period, the Fund may have to sell portfolio securities that it would otherwise have held, thus incurring additional transactional costs. Increased use of the exchange privilege may also result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest in short-term, interest-bearing money market instruments. However, if the Adviser believes that attractive investment opportunities (consistent with the Fund's investment objective and policies) exist immediately, then it will invest such money in portfolio securities in an orderly a manner as is possible.

The proceeds from the sale of shares of the Fund may not be available until the third business day following the sale. The Fund you are seeking to exchange into may also delay issuing shares until that third business day. The sale of Fund shares to complete an exchange will be effected at net asset value of the other fund next computed after your request for exchange is received in proper form.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than 10 employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least 5 initial participants with accounts investing or invested in shares of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan and prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $5,000 and subsequent purchases must be at least $50 per account and must aggregate at least $250. Purchases by the eligible benefit plan must be made pursuant to a single order paid for by a single check or federal funds wire and may not be made more often than monthly. A separate account will be established for each employee, spouse or child for which purchases are made. The requirements for initiating or continuing purchases pursuant to an eligible benefit plan may be modified and the offering to such plans may be terminated at any time without prior notice.

Selling Shares

A one percent (1.00%) redemption fee is deducted from the proceeds of the Fund's Institutional Shares redeemed less than three hundred sixty (360) days after purchase (including shares to be exchanged). The redemption fee is not a sales charge. The proceeds are applied to reduce the operating costs of the Fund. The Company reserves the right to waive the redemption fee.

A one percent (1.00%) contingent deferred sales charge is deducted from the proceeds of the Fund's Class C Shares redeemed less than three hundred sixty
(360) days after purchase (including shares to be exchanged).

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less any applicable redemption fee or contingent deferred sales charge. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with a Fund or, in the case of Institutional Shares of the Fund close your account, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than the required minimum. Shareholders will receive thirty
(30) days' written notice to increase the account value before the fee is to be deducted or the account closed. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $5,571,878 available to offset future capital gains, if any, which expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pay no federal income tax on the income and gains it distributes to you. The Board of Directors reserve the right not to maintain the qualifications of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received  Deduction for Corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+ 1)-1]
                      ---
                      cd

      Where:
      a    =    dividends and interest earned during the period.
      b    =    expenses    accrued    for   the   period   (net   of
                reimbursements).
      c    =    the average daily number of shares outstanding during the
                period that were entitled to receive dividends.
      d    =    the maximum  offering price per share on the last day
                of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's net asset value ("NAV") at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

             n
      P(1+T) = ERV

where:

P     =   a hypothetical initial payment of $1,000
T     =   average annual total return
n     =   number of years (1,5 or 10)
ERV   =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectuses on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the average annual total return of the Investor Shares and Institutional Shares of the Fund for the periods or years indicated would be:

                       One Year   Five Years Ten Years     Since
                       Period     Period     Period        Inception
                       ended      ended      ended         to
                       8/31/2001  8/31/2001  8/31/2001     8/31/2001
                     ----------  ----------  ----------- ----------

Investor Shares       (24.01%)      N/A         N/A        9.03%(1)
Institutional Shares    N/A         N/A         N/A       (4.26%)(2)

(1)   Commencement of operations was 10/15/97.
(2)   Commencement of operations was 6/28/01.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, VA 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                              THE WORLD FUNDS, INC.
                1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE NEW MARKET FUND

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of The New Market Fund (the "Fund") dated ___________, 2001. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525.





The date of this SAI is _________, 2001

TABLE OF CONTENTS                                                      PAGE
------------------                                                     ----

General Information
Investment  Objective
Strategies  and Risks
Investment  Restrictions
Management  of the  Company
Principal  Securities Holders
Investment  Manager, Adviser and Agreements
Management-Related  Services
Portfolio  Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to The New Market Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is long-term growth of capital. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio composed of common stocks or securities convertible into common stocks, such as warrants, convertible bonds, debentures or convertible preferred stock. Under normal market conditions, the Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

INVESTMENT PROGRAMS

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, generally the price of a convertible security varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such circumstances, the price of a convertible security may be greater than the underlying value of the common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Depositary Receipts

American Depositary Receipts ("ADRs") are receipts typically issued in the U.S. by a bank or trust company evidencing ownership of an underlying foreign security. The Fund may invest in ADRs which are structured by a U.S. bank without the sponsorship of the underlying foreign issuer. In addition to the risks of foreign investment applicable to the underlying securities, such unsponsored ADRs may also be subject to the risks that the foreign issuer may not be obligated to cooperate with the U.S. bank, may not provide additional financial and other information to the bank or the investor, or that such information in the U.S. market may not be current.

Like ADRs, European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and Registered Depositary Certificates ("RDCs") represent receipts for a foreign security. However, they are issued outside of the U.S. The Fund may invest in ADRs, EDRs, GDRs or RDCs.

U.S. Government Securities

The Fund may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

U.S. Government securities include (1) securities that have no interest coupons (see "Zero Coupon Securities" below) or have been stripped of their unmatured interest coupons, (2) individual interest coupons from such securities that trade separately, and (3) evidences of receipt of such securities. Such securities that pay no cash income are purchased at a deep discount from their value at maturity. Because interest on zero coupon and stripped securities is not distributed on a current basis, but is, in effect, compounded, such securities tend to be subject to greater market risk than interest-paying fixed income securities.

Municipal  Securities

The Fund may invest in municipal securities. These securities are debt obligations issued by or on behalf of the government of states, territories or possessions of the United States, the District of Columbia and their political subdivisions, agencies and instrumentalities. The interest on municipal securities is exempt from federal income tax. The two principal classifications of municipal securities are "general obligation" and "revenue" securities. "General obligation" securities are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. "Revenue" securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.

Within these principal classifications of municipal securities there are a variety of categories of municipal securities, including fixed and variable rate securities, municipal bonds, municipal notes, and municipal leases. Variable rate securities bear rates of interest that are adjusted periodically according to formula intended to reflect market rates of interest and include securities who rates vary inversely with changes in market rates of interest. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities.

Corporate Debt Securities

The Fund may invest in "investment grade" corporate debt securities. The Fund will invest in securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or Standard & Poor's Ratings Group ("S&P") at the time of purchase, or unrated securities which Virginia Management Investment Corporation, the Fund's investment manager (the "Manager"), believes to be of comparable quality. Debt securities rated Baa by Moody's Investors Service, Inc. ("Moody's"), or BBB by Standard & Poor's Ratings Group ("S&P") are generally considered to be investment grade securities although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal or interest payments than is the case for higher rated debt obligations.

 Zero Coupon Securities

The Fund may invest in zero coupon securities. Certain zero coupon securities are convertible into common stock and offer the opportunity for capital appreciation as increases (or decreases) in the market value of such securities follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stock as they usually are issued with intermediate to short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the securities entitling the holder to redeem the securities and receive a defined cash payment.

Zero coupon securities also include securities issued directly as zero coupon securities by the U.S. Treasury, and U.S. Treasury bonds or notes which have their unmatured interest coupons separated by their holder, typically a custodian bank or investment brokerage firm. The holder separates ("strips") the interest coupons from the underlying principal of the U.S. Treasury security.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped obligations acquire, in effect, discounted obligations that are similar to zero coupon securities that the Treasury sells directly. Once the U.S. Treasury obligation is stripped, the principal and coupons may be sold separately. Typically, the coupons are sold individually or grouped with other coupons with like maturity dates and sold bundled in such form.

Repurchase Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. A purchase of securities under repurchase agreements is considered to be a loan by the Fund. The Manager monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the Fund's right to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Covered Call Options

The Fund may write (sell) covered call options, including those that trade in the over-the-counter ("OTC") market, and will receive a premium that is designed to increase its return on securities or to provide a partial hedge against declines in the market value of its portfolio securities. The Fund will not engage in such transactions for speculative purposes. A call option gives the purchaser the right, and obligates the writer to sell, in return for a premium paid to the writer by the purchases, a particular security at a predetermined or "exercise" price during the period of the option. A call option is "covered" if the writer owns the underlying security that is the subject of the call option. The writing of call options is subject to risks, including the risk that the Fund will not be able to participate in any appreciation in the value of the securities above the exercise price. OTC call options are sold to securities dealers, financial institutions or other parties (counterparty) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will sell only OTC call options that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days.

Unless the parties provide otherwise, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to take delivery of the security underlying an OTC call option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC call option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC call option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitation on investing no more than 15% of its assets in illiquid securities.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental Investment Policies and Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1) As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2) Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4)   Buy or sell commodities or commodity contracts.

5) Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6)   Make loans.

7) Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9) Invest in interests in oil, gas, or other mineral explorations or development programs.

10)  Issue senior securities.

11) Participate on a joint or a joint and several basis in any securities trading account.

12) Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13)  Invest in companies for the purpose of exercising control.

14) Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15)  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

(i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

(ii) technology  companies  will be  divided  according  to their  products  and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing, or telecommunications will each be a separate industry; and,


(iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental Policies and Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1)   Invest more than 15% of its net assets in illiquid securities.

2)   Engage in arbitrage transactions.

3) Except with respect to restriction number 5 above, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" sections above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any manager or investment adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-----------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
        (5) he owns or controls the Company's various service providers.

The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the directors received the following compensation from the Company:

                Aggregate Compensation                        Total
                From the Fund for   Pension or Retirement     Compensation
Name and        Fiscal Year Ended   Benefits Accrued as       from the
Position        August 31, 2001 (1) Part of Fund Expenses     Company (2)
--------        ------------------- ---------------------     -----------

John Pasco,III,      $-0-                 N/A                   $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000               N/A                   $15,750
William E. Poist,
Director             $2,000               N/A                   $15,750
Paul M. Dickinson,
Director             $2,000               N/A                   $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies Concerning Personal Investment Activities

The Fund, the Manager, the investment adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address                Number of Shares        Percentage of Fund
----------------                ----------------        ------------------

Suzanne Read                    34,353.863              7.233%
305 Jefferson Street
Lexington, VA 24450

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding shares.

INVESTMENT MANAGER, ADVISER AND AGREEMENTS

Investment Manager

Virginia Management Investment Corporation (the "Manager"), 7800 Rockfalls Drive, Richmond, Virginia 23225 is the Fund's investment manager. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The Manager is an independent, privately held corporation. Mr. Franklin A. Trice, III, Vice President of the Company and President of the Fund, is President of the Manager. John Pasco, III, Chairman of the Board of the Company, owns a 5.8% interest in the Manager through Commonwealth Capital Management, Inc.

The Manager provides investment advisory services pursuant to an Investment Management Agreement (the "Management Agreement"). Unless sooner terminated, the Management Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Management Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Manager.

Under the Management Agreement, the Manager, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Manager is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Manager also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Management Agreement, the monthly compensation paid to the Manager is accrued daily at an annual rate of 1.00% on the average daily net assets of the Fund. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Manager did not receive any compensation, waived fees of $19,278 and reimbursed expenses of $19,451. For the fiscal year ended August 31, 2000, the Manager did not receive any compensation, waived fees of $43,177 and reimbursed expenses of $30,623. For the fiscal year ended August 31, 2001, the Manager did not receive any compensation, waived fees of $55,492 and reimbursed expenses of $14,910.

In the interest of limiting expenses of the Fund, the Manager has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Manager has agreed to waive or limit its fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 1.99%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Manager will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Manager to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Manager with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Pursuant to the terms of the Management Agreement, the Manager pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Manager under the Management Agreement are not exclusive, and the Manager is free to perform similar services for others.

Investment  Adviser

The Manager has entered into an Investment Advisory Agreement (the "Advisory Agreement") with The London Company of Virginia established in 1994 and located at Riverfront Plaza, West Tower, 901 East Byrd Street, Suite 1350A, Richmond, Virginia 23219 (the "Adviser"). Stephen Goddard has been the President and principal shareholder of the Adviser since its inception and has been the portfolio manager of the Fund since its inception on October 1, 1998. Mr. Goddard is also a director and shareholder of the Manager. Mr. Goddard has fourteen years experience in senior portfolio management, security analysis and finance.

The Adviser provides the Manager with investment analysis and timing advice, research and statistical analysis relating to the management of the portfolio securities of the Fund. The investment recommendations of the Adviser are subject to the review and approval of the Manager (acting under the supervision of the Company's Board of Directors). The Manager, from its management fee, pays the Adviser one-half of the management fee received from the Fund.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Manager. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As provided in the Administration Agreement, CSS received $18,135, $15,890 and $18,283 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31, 1999, respectively. CSS voluntarily waived fees in the amount of $15,000 for the year ended August 31, 2001.

Custodian

Pursuant to a Custodian Agreement with the Company dated October 28, 1998, as amended June 1, 2000, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229, is responsible for accounting relating to the Fund and its investment transactions; maintaining certain books and records of the Fund; determining daily the net asset value per share of the Fund; and preparing security position, transaction and cash position reports. CFA also monitors periodic distributions of gains or losses on portfolio sales and maintains a daily listing of portfolio holdings. CFA is responsible for providing expenses accrued and payment reporting services, tax-related financial information to the Company, and for monitoring compliance with the regulatory requirements relating to maintaining accounting records. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided for in the Accounting Agreement, CFA received $16,700 and $6,850 for the fiscal years ended August 31, 2001 and August 31, 2000, respectively.

Transfer  Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to receive the front-end sales charge on the sale of shares of the Fund. FDCC may also receive distribution 12b-1 fees, as described below under "PLAN OF DISTRIBUTION".

The Distributor received the following compensation as a result of the sale of Fund shares:

Fiscal Year
or Period     Net Underwriting   Compensation on
Ended         Discounts and      Redemption        Brokerage     Other
August 31,    Commissions        and Repurchases   Commissions   Compensation(1)
-----------   ----------------   ---------------   -----------   ---------------

1999            $10,623           None              None          None
2000            $11,166           None              None        $ 6,965
2001            $ 2,982           None              None        $15,000

(1)   Fees received pursuant to the Fund's Distribution (12b-1) Plan.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assist in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepare the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Manager and the Adviser (together "the Advisers"), in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Advisers, the Advisers arrange for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Advisers, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Advisers with investment recommendations, statistical, research or similar services useful to the Advisers' investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. Such services are one of the many ways the Advisers can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Advisers for the benefit of the Fund and other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Advisers may authorize, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of investment recommendations, or statistical, research or similar services. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

When two or more clients managed by the Manager or Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with other benefits available because of the Manager's and Adviser's organizations outweigh the disadvantages that may exist from this treatment of transactions.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Advisers have been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction.
The Board reviews all transactions which have been placed pursuant to those policies and procedures at its Board meetings. Pursuant to the Company's policies and procedures governing the allocation of brokerage to affiliated brokers, the Advisers have allocated Fund brokerage to First Clearing Corp., an affiliated broker-dealer.

The Fund paid brokerage commissions as follows:

                                 Years or periods ended August 31,
                                 ---------------------------------
                                 1999     2000      2001
                                 ----     ----      ----
                                 $5,803   $4,889    $2,870

The Fund paid brokerage commissions to First Clearing Corp. (an affiliated broker-dealer) as follows:


                                 Years or periods ended August 31,
                                 ---------------------------------
                                 1999     2000      2001
                                 ----     ----      ----
                                 $5,803   $4,606    $2,870

For the fiscal year ended August 31, 2001: (1) 100% of the Fund's aggregate broker commissions were paid to First Clearing Corp.; and (2) 100% of the Fund's aggregate dollar amount of transactions involving payment of commissions were effected through First Clearing Corp.

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to the Fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Advisers make purchases and sales for the Fund's portfolio whenever necessary, in the Advisers' opinion, to meet the Fund's objective. The Advisers anticipate that the average annual portfolio turnover rate of the Fund will be less than 50%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Board of Directors of the Company may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to FDCC at an annual rate of 0.50% of the Fund's average daily net assets. The fee is paid to FDCC as reimbursement for expenses incurred for distribution-related activities. For the fiscal year ended August 31, 2001, there were $27,746 of allowable distribution expenses incurred, of which $12,746 were waived.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other brokers or dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 2.75%, is as follows:


                Net Assets                    $5,661,918
                Outstanding Shares               485,992
                Net Asset Value Per Share     $    11.65
                Sales Load (2.75% of the
                     Offering price)          $     0.33
                Offering Price to Public      $    11.98

Statement of Intention

The reduced sales charges and public offering price applicable to shares of the Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 1.50% (declining to 0% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

A one percent (1%) redemption fee is deducted from proceeds of Fund shares redeemed less than 360 days after purchase.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less the 1% redemption fee if applicable. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $155,963 available to offset future capital gains, if any. Of this amount, $40,901 expires in 2008 and $115,062 expires in 2009.

Information on the Tax Character of  Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                                  6
      Yield = 2[(a-b +1)-1]
                 ---
                        cd
where:

a     =   dividends and interest earned during the period.
b     =   expenses accrued for the period (net of reimbursements).
c     =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =   the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                        n
              P(1+T) = ERV

where:

P          =    a hypothetical initial payment of $1,000
T          =    average annual total return
n          =    number of years (1,5 or 10)
ERV        =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods
                (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the Fund's average annual total returns for the periods ended August 31, 2001 are as follows:

           One Year           Five Years       Ten Years      Since
           Period Ended       Period Ended     Period Ended   Inception to
           8/31/2001          8/31/2001        8/31/2001      8/31/2001 (1)
           ------------       -------------    -------------  -------------

           (3.25%)              N/A             N/A               4.37%

(1)   Commencement of operations was October 1, 1998.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

Comparisons and Advertisements

To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss, total return, or Fund volatility as reported by various financial publications. Advertisements may also compare total return or volatility (as calculated above) to total return or volatility as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

(a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

(b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

(c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

(d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

(e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Analysis, and Lipper Mutual Fund Indices - measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

(f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

(g)  Mutual Fund Source Book and other material, published by Morningstar,  Inc.
     - analyzes price, yield, risk, and total return for equity funds.

(h) Financial publications: Business Week, Changing Times, Financial World, Forbes, Fortune, Barron's, Financial Times, Investor's Business Daily, New York Times, The Wall Street Journal, and Money magazines publications that rate fund performance over specified time periods.

(i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services, in major expenditure groups.

(j) Standard & Poor's 100 Stock Index - an unmanaged index based on the price of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for option trading.

(k) Morgan Stanley Capital International EAFE Index - an arithmetic, market value-weighted average of the performance of over 1,000 securities on the stock exchanges of countries in Europe, Australia and the Far East.

(l) J.P. Morgan Traded Global Bond Index - is an unmanaged index of government bond issues and includes Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, United Kingdom and United States gross of withholding tax.

(m) IFC Global Total Return Composite Index - An unmanaged index of common stocks that includes 18 developing countries in Latin America, East and South Asia, Europe, the Middle East and Africa (net of dividends reinvested).

(n) Nomura Research, Inc. Eastern Europe an Equity Index - comprised of those equities which are traded on listed markets in Poland, the Czech Republic, Hungary and Slovakia (returns do not include dividends).

In assessing such comparisons of total return or volatility, an investor should keep in mind that the composition of the investments in the reported indices and averages in not identical to the Fund's portfolio, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to such other averages.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                              THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                               Richmond, Virginia 23229
                            Telephone: (800) 527-9525
                      e-mail: mail@shareholderservices.com

The Annual Report for the fiscal year ended August 31, 2001 has been filed with the U.S. Securities and Exchange Commission. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated herein by reference. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223, RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                          THIRD MILLENNIUM RUSSIA FUND


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of the Third Millennium Russia Fund dated _____________, 2001. You may obtain the prospectus of the Fund, free of charge, by writing to The World Funds, Inc. at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525



The date of this SAI is ______________________, 2001

TABLE OF CONTENTS                                   PAGE


General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment  Adviser  and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional  Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized as a Maryland corporation in May, 1997. The Company is an open-end, management investment company (commonly known as a "mutual fund"), registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This SAI relates to the Third Millennium Russia Fund (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is "non-diversified", as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment policies may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty
(60) days' prior notice of any change with respect to its policy of investing.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies located in Russia or securities of a "Russian company", as that term is defined in the prospectus. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders upon sixty (60) days prior notice.

All investments entail some market and other risks. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Convertible   Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock or other equity securities, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other equity securities). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of higher yield or capital appreciation. In such situations, the price of a convertible security may be greater than the value of the underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

Debentures

Debentures are a general debt obligation backed only by the integrity of the borrower and documented by an agreement called an Indenture. An unsecured bond is a debenture.

Preferred Stock

Preferred stock is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common stock dividends. Passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the Treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than non-convertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. For this purpose, the term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Debt  Securities

The Fund may invest in debt securities. It generally will invest in debt securities rated Baa or higher by Moody's Investor Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Rating Group ("S&P") or foreign securities not subject to standard credit ratings, which the investment adviser believes are of comparable quality.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro." International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, and bank or holding company debt securities.

STRATEGIC TRANSACTIONS

The investment adviser does not, as a general rule, intend to regularly enter into strategic transactions for the purpose of reducing currency and market risk, for two reasons. First, since financial derivatives in Russian markets currently must be tailor-made to the Fund's specifications, they are extremely costly and illiquid instruments, and as such do not offer a cost-effective way to minimize currency and market risk. Second, the Fund is intended for investors with a long-term investment horizon and it is the investment adviser's hope that any short-term losses due to fluctuations in local currencies or stock market values will be compensated over the long term by the capital appreciation of the portfolio securities. Notwithstanding the foregoing, the investment adviser may, from time-to-time as circumstances dictate, engage in strategic transactions as described below.

Currency  Transactions

Currency risk is assessed separately from equity analysis. To balance undesirable currency risk the Fund may enter into forward contracts to purchase or sell foreign currencies in anticipation of the Fund's currency requirements, and to protect against possible adverse movements in foreign exchange rates. Although such contracts may reduce the risk of loss due to a decline in the value of the currency which is sold, they also limit any possible gain which might result should the value of the currency rise. Foreign investments which are not U.S. dollar denominated may require the Fund to convert assets into foreign currencies or convert assets and income from foreign currencies to dollars. Normally, exchange transactions will be conducted on a spot or cash basis at the prevailing rate in the foreign exchange market. However, the investment policies permit the Fund to enter into forward foreign currency exchange contracts and other currency transactions in order to provide protection against changes in foreign exchange rates, as further described below. Any transactions in foreign currencies will be designed to protect the dollar value of the assets composing or selected to be acquired or sold for the investment portfolio of the Fund; the Fund will not speculate in foreign currencies.

If the Fund enters into a currency hedging transaction, it will comply with the asset segregation requirements described below.

The Fund may purchase and write covered call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign securities. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In connection with such transactions, the Fund will segregate assets sufficient to meet its obligations. When the Fund's obligation is denominated in a foreign currency, the Fund will own that currency or assets denominated in that currency, or a currency or securities which the investment adviser anticipates will move along with the hedged currency.

The Fund may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures"). This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the portfolio securities or adversely affect the prices of securities that the Fund intends to purchase or sell at a later date. The successful use of currency futures will usually depend on the investment adviser's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of foreign currency futures or may actually realize losses.

The Fund is authorized to use financial futures, currency futures, and options on such futures for certain hedging purposes subject to conditions of regulatory authorities (including margin requirements) and limits established by the Company's Board of Directors to avoid speculative use of such techniques.

The Fund may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. The Fund's currency transactions may include forward currency contracts, exchange-listed currency futures, exchange-listed and over-the-counter ("OTC") options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a specified price set at the time of the contract.

The Fund's dealings in forward currency contracts will be limited to hedging involving either specific transactions or portfolio positions. In specific transaction hedging, the Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. In position hedging, the Fund enters into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

Cross  Hedging

The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy  Hedging

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and buying U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. For example, if the investment adviser concludes that the Japanese yen is linked to the Euro, the Fund holds securities denominated in yen and the investment adviser believes that the value of yen will decline against the U.S. dollar, the investment adviser may enter into a contract to sell Euros and buy U.S. dollars.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are subject to certain risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These government actions can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause the Fund's hedges to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates for a country's currency may fluctuate based on factors extrinsic to that country's economy.

Use of Segregated and Other Special  Accounts

Many strategic transactions and currency transactions, in addition to other requirements, require that the Fund segregate cash or liquid high grade securities with its custodian to the extent the Fund's obligations are not otherwise "covered" through the ownership of the underlying security, financial instruments or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund on foreign currencies will require the Fund to hold the currencies subject to the call or to segregate cash or liquid high grade securities sufficient to purchase and deliver the currencies if the call is exercised. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or to segregate cash or liquid high grade securities equal to the amount of the Fund's obligation.

Strategic transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and strategic transactions. For example, if the Fund held a forward contract, instead of segregating assets, the Fund could purchase a put option on the same forward contract with a strike price as high or higher than the price of the contract held. Other strategic transactions may also be offered in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if the offsetting transaction terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

OTHER INVESTMENTS

Russian Government T-Bills ("GKOs")

To the extent that the Fund's assets are not invested in Russian equity securities, and to provide liquidity, the Fund's assets may be invested in: (1) debt securities issued by Russian companies or issued or guaranteed by the Russian Government (such as its T-Bills or so-called "GKOs") or a Russian governmental entity, as well as debt securities of governmental issuers outside Russia; (2) equity securities of issuers outside Russia which the investment adviser believes will experience growth in revenue and profits from participation in the development of the economies of the Commonwealth of Independent States ("CIS"); and (3) short-term debt securities of the type described under "RISKS--Temporary Defensive Positions" in the Fund's prospectus. The Fund may invest in debt securities that the investment adviser believes, based upon factors such as relative interest rate levels and foreign exchange rates, offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. Under present economic and political conditions in Russia, the Fund does not intend to invest in GKOs.

Initial Public Offerings

The Fund may participate in the initial public offering ("IPO") market, and a portion of the Fund's returns may be attributed to IPO investments; the impact on the Fund's performance of IPO investments will be magnified if the Fund has a small asset base. Although the IPO market in recent years has been strong, there is no guarantee that it will continue to be so or that suitable IPO's will be available and, as the Fund's assets grow, there is no guarantee that the impact of IPO investing will produce positive performance.

European Currency

Many European countries have adopted a single European currency, the Euro. On January 1,1999, the Euro became legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank has been created to manage the monetary policy of the new unified region. On the same date, the exchange rates were irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by Euro coins and bank notes by the middle of 2002.

This change is likely to significantly impact the European capital markets in which the Fund may invest and may result in the Fund facing additional risks. These risks, which include, but are not limited to, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided that such investments would be consistent with the Fund's investment objective and that such investments would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies  and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

1. As to 50% of its assets, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the Government of the United States or any agency or instrumentality thereof), if as a result of such purchase, more than 5% of its total assets would be invested in the securities of such issuer.

2. Purchase stock or securities of an issuer (other than the obligations of the United States or any agency or instrumentality thereof), if such purchase would cause the Fund to own more than 10% of any class of the outstanding voting securities of such issuer or, more than 10% of any class of the outstanding stock or securities of such issuer.

3. Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended, or any foreign law restricting distribution of securities in a country of a foreign issuer.

4. Buy or sell commodities or commodity contracts, provided that the Fund may utilize not more than 1% of its assets for deposits or commissions required to enter into forward foreign currency contracts, and financial futures contracts for hedging purposes as described in the prospectus. (Such deposits or commissions are not required for forward foreign currency contracts).

5. Borrow money except for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. Notwithstanding the foregoing, to avoid the untimely disposition of assets to meet redemptions, the Fund may borrow up to 33 1/3%, of the value of its assets to meet redemptions, provided that it may not make other investments while such borrowings are outstanding.

6. Make loans, except that the Fund may (1) lend portfolio securities; and (2) enter into repurchase agreements secured by U.S. Government securities.

7. Invest more than 25% of its total assets in securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

8. Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets.

9. Invest in interests in oil, gas, or other mineral explorations or development programs.

10.  Issue senior securities.

11. Participate on a joint or a joint and several basis in any securities trading account.

12. Purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities).

13.  Invest in companies for the purpose of exercising control.

14. Purchase securities on margin, except that it may utilize such short-term credits as may be necessary for clearance of purchases or sales of securities.

15.  Engage in short sales.

In applying the fundamental policy and restriction concerning concentration set forth above (i.e., not investing more than 25% of total assets in one industry):

(1) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:
     (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (ii) technology companies will be divided according to their products and
     services,  for  example,  hardware,  software,   information  services  and
     outsourcing,  or telecommunications  will each be a separate industry;  and
     (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

1.   Invest more than 15% of its net assets in illiquid securities.

Except with respect to the Fund's investment restriction concerning borrowing, if a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" and "Investment Programs" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction.

                            MANAGEMENT OF THE COMPANY

Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person", as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

----------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
      (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:


                 Aggregate Compensation                            Total
                 From the Fund for        Pension or Retirement    Compensation
Name and         Fiscal Year Ende         Benefits Accrued as      from the
Position Held    August 31, 2001(1)       Part of Fund Expenses    Company(2)
--------------   --------------------     ---------------------    -------------

John Pasco,III,     $-0-                       N/A                 $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000                    N/A                 $15,750
William E. Poist,
Director             $2,000                    N/A                 $15,750
Paul M. Dickinson,
Director             $2,000                    N/A                 $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the investment adviser and the principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Barry Hershey                  13,230.705           6.529%
381 Garfield Rd.
Concord, MA 01742

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Donaldson Lufkin Jenrette      50,254.593           24.798%
Securities Corporation, Inc.
P. O. Box 2052
Jersey City, NJ 07303-9998


Charles Schwab & Co., Inc.          55,504.974           27.388%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned less than 1.00% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

Third Millennium Investment Advisors LLC (the "Adviser"), 1185 Avenue of the Americas, New York, New York 10036, manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately held, limited liability company. Mr. John T. Connor, Jr., Vice President of the Company and President of the Fund, is President of the Adviser. John Pasco, III, Chairman of the Board of the Company, owns a 10% interest in the Adviser through Commonwealth Capital Management, Inc.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.75% on the first $125 million of average daily net assets of the Fund; 1.50% on average daily net assets of the Fund in excess of $125 million and not more than $250 million; and, 1.25% on average daily net assets of the Fund over $250 million. For the period from October 1, 1998 (commencement of operations) through August 31, 1999, the Adviser did not receive any compensation, waived fees of $12,305 and reimbursed expenses of $81,553. For the fiscal year ended August 31, 2000, the Adviser did not receive any compensation, waived fees of $39,287 and reimbursed expenses of $89,684. For the fiscal year ended August 31, 2001, the Adviser did not receive any compensation, waived fees of $43,251 and reimbursed expenses of $69,500.

In the interest of limiting expenses of the Fund, the Adviser, Commonwealth Capital Management, Inc., First Dominion Capital Corp. and Commonwealth Shareholder Services, Inc. (collectively, the "Services Providers") have entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Service Providers have agreed to waive or limit their fees and to assume other expenses, until August 31, 2002, so that the ratio of total annual operating expenses of the Fund is limited to 2.75%. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business. The Service Providers will be entitled to reimbursement of fees waived or reimbursed. The total amount of reimbursement recoverable by the Services Providers (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Service Providers to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Service Providers with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% of average daily net assets of the Fund. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters. As discussed above under "INVESTMENT ADVISER AND ADVISORY AGREEMENT", CSS has entered into an expense limitation agreement with the Company, on behalf of the Fund, whereby it has agreed to waive or limit its fees and assume certain expenses of the Fund.

As provided in the Administrative Agreement, CSS received administration fees of $33,409, $18,899 and $18,584 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31 1999, respectively.

Custodian and Accounting Services

Pursuant to a Custodian Agreement and the Accounting Agency Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston , Massachusetts 02109, acts as the custodian of the Fund's securities and cash and as the Fund's accounting services agent. With the consent of the Company, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors. As the accounting services agent of the Fund, BBH maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to receive the front-end sales charge on the sale of shares of the Fund. In addition, FDCC is entitled to the contingent deferred sales charge imposed on the redemption of shares held for less than 360 days and for which no sales charge was paid at the time of purchase. FDCC may also receive distribution 12b-1 fees, as described below under "PLAN OF DISTRIBUTION". During the fiscal year ended August 31, 2001, no sales charges were paid in connection with the sale of Fund shares, nor were any distribution 12b-1 fees paid.

As discussed above under "INVESTMENT ADVISER AND ADVISORY AGREEMENT", FDCC has entered into an expense limitation agreement with the Company, on behalf of the Fund, whereby it has agreed to waive or limit its fees and assume certain expenses of the Fund. However, this expense limitation agreement does not obligate FDCC to waive any distribution 12b-1 fees or expense reimbursements that it is obligated to pay to independent third parties, such as commissions due to other broker-dealer firms and their sales people.

Independent Accountants

The Company's independent auditors, Tait, Weller and Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the SEC, and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions of $2,134, $2,087 and $2,565 for the fiscal years ended August 31, 2001, August 31, 2000 and for the period from October 1, 1998 (commencement of operations) through August 31, 1999, respectively.

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is a series investment company that currently offers multiple classes of shares. The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund. Each share has equal dividend, voting, liquidation and redemption rights and there are no preemptive rights and only such conversion or exchanges rights as the Board of Directors, in its discretion, may grant. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of the Transfer Agent.

If they deem it advisable and in the best interests of shareholders, the Board of Directors of the Company may create additional series of shares, each of which represents interests in a separate portfolio of investments and is subject to separate liabilities, and may create multiple classes of shares of such series, which may differ from each other as to expenses and dividends. If the directors create additional series or classes of shares, shares of each series or class are entitled to vote as a series or class only to the extent required by the 1940 Act or as permitted by the directors. Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the applicable fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, including the payment of dividend and capital gain distributions and transactions made as a result of the Automatic Investment Plan described below.

Shareholders may rely on these statements in lieu of stock certificates.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" (the "12b-1 Plan") under which it may finance certain activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the 12b-1 Plan were incurred within the preceding 12 months and accrued while the 12b-1 Plan is in effect.

The 12b-1 Plan provides that the Fund will pay a fee to the FDCC at an annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to the FDCC as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended August 31, 2001, the Distributor waived its fees.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other brokers or dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

The Distributor may, from time to time, offer incentive compensation to dealers that sell shares of the Fund that are subject to sales charges allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with the promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of the Fund, using the value of the Fund's net assets and the number of outstanding shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75%, is as follows:

      Net Assets                          $3,299,181
      Outstanding Shares                     190,555
      Net Asset Value Per Share           $    17.31
      Sales Charge (5.75% of
        the offering price)               $     1.06
      Offering Price to Public            $    18.37

Statement of Intention

The reduced sales charges and public offering price applicable to shares of the Fund set forth in the prospectus apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based: (1) on the actual investment made previously during the 13-month period; plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

If you are in a category of investors who may purchase Fund shares without a front-end sales charge, you will be subject to a 2.00% contingent deferred sales charge if you redeem your shares within 360 days of purchase.

You may redeem shares of the Fund at any time and in any amount by mail or telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less the 2% contingent deferred sales charge on purchases held for less than 360 days and for which no sales charge was paid at the time of purchase. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relatively higher cost of maintaining small accounts, the Company may deduct $50 per year from your account or may redeem the shares in your account, if it has a value of less than $1,000. The Company will advise you in writing thirty (30) days prior to deducting the annual fee or closing your account, during which time you may purchase additional shares in any amount necessary to bring the account back to $1,000. The Company will not close your account if it falls below $1,000 solely because of a market decline. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectus, the Fund offers the following shareholder services:

Regular Account

A regular account allows a shareholder to make voluntary investments and/or withdrawals at any time. Regular accounts are available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others. You may use the account application provided with the prospectus to open a regular account.

Telephone Transactions

You may redeem shares or transfer into another fund by telephone if you request this service on your initial account application. If you do not elect this service at that time, you may do so at a later date by sending a written request and signature guarantee to the Transfer Agent.

The Company employs reasonable procedures designed to confirm the authenticity of your telephone instructions and, if it does not, it may be liable for any losses caused by unauthorized or fraudulent transactions. As a result of this policy, a shareholder that authorizes telephone redemption bears the risk of losses, which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When you request a telephone redemption or transfer, you will be asked to respond to certain questions. The Company has designed these questions to confirm your identity as a shareholder of record. Your cooperation with these procedures will protect your account and the Fund from unauthorized transactions.

Automatic Investment Plan

The Automatic Investment Plan allows shareholders to make automatic monthly investments into their account. Upon request, the Transfer Agent will withdraw a fixed amount each month from a shareholder's checking account and apply that amount to additional shares. This feature does not require you to make a commitment for a fixed period of time. You may change the monthly investment, skip a month or discontinue your Automatic Investment Plan as desired by notifying the Transfer Agent. To receive more information, please call the offices of the Company at (800) 527-9525 or the Transfer Agent at (800) 628-4077. Any shareholder may utilize this feature.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at (800) 527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. Also, to make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. Your exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge your account a $10 service fee each time you make such an exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes, an exchange constitutes the sale of the shares of the fund from which you are exchanging and the purchase of shares of the fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or in additional shares.

Distributions of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminate excise or income taxes on the Fund. The Fund has a capital loss carryforward of $107,471 available to offset future capital gains, if any. This capital loss carryforward expires in 2009.

Effect of Foreign Investments on Distributions

Most foreign exchange gains realized on the sale of securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of securities are generally treated as ordinary losses by the Fund.

These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of  Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally does not pay federal income tax on the income and gains they distribute to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of such Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve month period ending October 31st; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different series of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in such Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received Deduction for Corporations

Because the Fund's income includes corporate dividends, if the shareholder is a corporation, a portion of its distributions may qualify for the inter-corporate dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.


                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices in advertisements or in reports to shareholders, performance will be stated in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of a fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                        6
      Yield = 2[(a-b +1)-1]
                 ---
                 cd
where:

a     =   dividends and interest earned during the period.
b     =   expenses accrued for the period (net of reimbursements).
c     =   the average daily number of shares  outstanding during the period that were entitled to receive dividends.
d     =   the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for the Fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total  Return  Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                    n
              P(1+T) = ERV

where:

P          =    a hypothetical initial payment of $1,000
T          =    average annual total return
n          =    number of years (1,5 or 10)
ERV        =    ending  redeemable  value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods
                (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by a fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period.

Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to October 1, 2001, shares of the Fund were sold without any sales charge. Based on the foregoing, the Fund's average annual total returns for the periods ended August 31, 2001 are as follows:

                One Year       Five Years      Ten Years      Since
                Period Ended   Period Ended    Period Ended   Inception to
                8/31/2001      8/31/2001       8/31/2001      8/31/2001 (1)
               -------------   -----------     ------------   --------------

                (16.51%)         N/A             N/A             32.12%
                (21.19%)(2)      N/A             N/A             29.52%(2)

(1)   Commencement of operations was October 1, 1998.
(2) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of shares.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specific periods of time by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by the various publications and statistical services, including but not limited to, SEI, Lipper Mutual Performance Analysis, Intersec Research Survey of non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's, Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA Today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                GenomicsFund.com
                                   a series of
                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus of GenomicsFund.com the "Fund") dated ____________, 2001. The prospectus may be obtained by writing to The World Funds, Inc., 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the fiscal year ended August 31, 2001 and the unqualified report of Tait, Weller and Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the fiscal year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing the Fund or calling (800) 527-9525.





The date of this SAI is ________________________, 2001

TABLE OF CONTENTS                                                 PAGE NUMBER

General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), commonly known as a "mutual fund". This SAI relates to the prospectus for Class Y Shares of GenomicsFund.com (the "Fund"). The Fund is a separate investment portfolio or series of the Company. The Fund is also authorized to issue three other classes of shares of the Fund, Class A Shares, Class B Shares and Class C Shares, which are described in a separate statement of additional information and related prospectus. Each class of shares are substantially the same as they represent an interest in the same portfolio of securities and differ only to the extent that they bear different expenses. The Fund is "non-diversified" as that term is defined in the 1940 Act.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, a "majority of outstanding voting shares" means the lesser of: (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing, under normal market conditions, at least 80% of its net assets in securities of companies engaged in genomics or genomics-related businesses, (as those terms are defined in the prospectus).

                              INVESTMENT OBJECTIVE

The Fund's investment objective is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in genomics or genomic-related businesses (as those terms are defined in the prospectus). This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders, upon sixty (60) days' prior notice.

All investments entail some market and other risks and there is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectus. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment program described below.

                               INVESTMENT PROGRAMS

Depositary Receipts

The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase  Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which xGENx. LLC (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government  Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible   Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from nonparticipating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the Adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Miscellaneous

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectus, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. All other investment policies and practices described in the prospectus are not fundamental, meaning that the Board of Directors of the Company may change them without the approval of shareholders. As a matter of fundamental policy, the Fund may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)   Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)   Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12)  Make loans.

(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate its investments in any industry, except that the Fund may concentrate in securities of companies which are genomic and genomic-related companies as described in the prospectus.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;
      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing or telecommunications will each be a separate industry; and
      (iii) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions.

In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectus and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2)   Engage in arbitrage transactions; or

(3)   Purchase or sell options.

                            MANAGEMENT OF THE COMPANY
Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.

-------------------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company; (4) he owns FDCC, the principal underwriter of the Company; and
      (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:


                Aggregate Compensation                             Total
                From the Fund for         Pension or Retirement    Compensation
Name and        Fiscal Year Ended         Benefits Accrued as      from the
Position Held   August 31, 2001(1)        Part of Fund Expenses    Company(2)
-------------   ----------------------    ----------------------   ------------

John Pasco,III,      $-0-                      N/A                 $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000                    N/A                 $15,750
William E. Poist,
Director             $2,000                    N/A                 $15,750
Paul M. Dickinson,
Director             $2,000                    N/A                 $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, the Adviser and the principal underwriter have each adopted a Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act, that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Dain Rauscher Custodian for         276,750.621                6.238%
Roy C. Kinsey
60 South 6th Street
Minneapolis, MN 55402

Dain Rauscher Custodian for         896,602.525               20.211%
Steven Newby
555 Quince Orchard Road
Suite 610
Gaithersburg, MD 20878


As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Charles Schwab                      794,875.890               17.918%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned 20.211% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

xGENx, LLC, (the "Adviser") located at 555 Quince Orchard Road, Suite 610, Gaithersburg, MD 20878 manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately held limited liability company. Mr. Steven T. Newby, Vice President of the Company and President of the Fund, is President of the Adviser.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

The Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on the average daily net assets of the Fund over $500 million. For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Adviser earned $52,715 from the Fund. During this same period, the Adviser waived it's entire advisory fee and reimbursed operating expenses in the amount of $76,825. For the fiscal year ended August 31, 2001, the Adviser earned advisory fees of $234,419 from the Fund. During this same period, the Adviser waived advisory fees and reimbursed operating expenses in the amount of $67,191.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses is limited to 1.90% for the Fund's Class Y Shares. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Board of Directors of the Company.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on the average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on the average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on the average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

As provided in the Administrative Agreement, CSS received administration fees of $19,569 for the period from March 1, 2000 (commencement of operations) through August 31, 2000, and $67,499 for the fiscal year ended August 31, 2001.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. As provided in the Accounting Agreement, CFA received fees of $4,458 for the period from March 1, 2000 (commencement of operations) through August 31, 2000 and $24,629 for the fiscal year ended August 31, 2001.


 Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, Virginia 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. There are no sales charges in connection with purchases and redemptions of the Fund's Class Y Shares. FDCC does not receive underwriting discounts and commissions, brokerage commissions or other compensation as a result of the sale of the Fund's Class Y Shares. FDCC may receive distribution 12b-1 and service fees from the Fund, on behalf of the Class Y Shares, as described below under "Plan of Distribution".

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings. Pursuant to the Company's policies and procedures governing the allocation of brokerage to affiliated brokers, the Adviser has allocated Fund brokerage to Newby & Co.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                Years or period ended August 31,

                2000      2001
                ----      ----
                $-0-      $38,766

The Fund paid brokerage commissions to Newby & Co. (an affiliated broker-dealer) as follows:

                Years or periods ended August 31,

                2000      2001
                ----      ----
                $-0-      $38,766

One hundred percent (100%) of the Fund's aggregate brokerage commissions were paid to Newby & Co. for fiscal year ended August 31, 2001.

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be less than 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C, Shares charging a reduced sales charge and a contingent deferred sales charge on shares redeemed within one year of purchase, and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; and the Class Y Shares of the Fund, which charges no front-end sales charge or contingent deferred sales charge, and which charges a lower distribution (i.e., 12b-1) fee than Class A Shares, and are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                              PLAN OF DISTRIBUTION

The Class Y Shares of the Fund has a Plan of Distribution or "12b-1 Plan" (the "12b-1 Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may finance activities primarily intended to sell shares, provided that the categories of the expenses are approved in advance by the Board of Directors of the Company and the expenses paid under the Plan are incurred within the preceding 12 months and accrued while the Plan is in effect.

The Plan provides that the Class Y Shares of the Fund will pay a fee to the Distributor at an annual rate of 0.25% of the average daily net assets of the Fund's Class Y Shares. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activity. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, there were $13,179 of allowable distribution expenses incurred, of which $9,110 were waived. For the fiscal year ended August 31, 2001, the Fund incurred $58,605 of distribution expenses. FDCC is the underwriter for the Fund. John Pasco, III, Chairman of the World Funds, Inc. is President and sole shareholder of the underwriter.

Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Class Y Shares of the Fund may bear for distribution pursuant to the 12b-1 Plan shares without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreement (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Class Y Shares of the Fund. The 12b-1 Plan is subject to annual re-approval by a majority of the 12b-1 Directors and is terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plan with an institution (a "Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the outstanding Class Y Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plan is in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Company's procedure is to redeem shares at the Net Asset Value (the "NAV") determined after the Transfer Agent receives the redemption request in proper order, less the 2% redemption fee on shares held less than 360 days. Payment will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Company may suspend the right to redeem shares for any period during which the New York Stock Exchange (the "NYSE") is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive thirty (30) days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum. The Company reserves the right to waive this fee.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Company employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Company believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

You may exchange all or a portion of your shares for the shares of a suitable money market fund. Please contact the Transfer Agent for details. Your account may be charged $10 for a telephone exchange fee. An exchange is treated as a redemption and a purchase and may result in realization of a gain or loss on the transaction.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. The Fund has a capital loss carryforward of $697,730 available to offset future capital gains, if any. This capital loss carryforward expires in 2009.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board of Directors reserve the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received  Deduction for Corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+1)-1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period  that were entitled to receive dividends.
d     =    the maximum offering price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                 n
           P(1+T) = ERV

Where:

P     =    a  hypothetical  initial  payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Based on the foregoing, the average annual total returns for the Fund for the period ended August 31, 2001 was:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2001      8/31/2001      8/31/2001       8/31/2001 (1)
      ----------     ----------     -----------     -------------

      (57.49%)       N/A            N/A             (41.36%)

(1)   Commencement of operations was March 1, 2000.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                GenomicsFund.com
                                   a series of
                             THE WORLD FUNDS, INC.
               1500 FOREST AVENUE, SUITE 223 RICHMOND, VA 23229
                                 (800) 527-9525

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Class A Shares
                                 Class B Shares
                                 Class C Shares

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the current prospectus for the Class A Shares, Class B Shares and Class C Shares of GenomicsFund.com (the "Fund") dated ___________, 2001. The prospectus may be obtained by writing to The World Funds, Inc. 1500 Forest Avenue, Suite 223, Richmond, VA 23229 or by calling (800) 527-9525.

The Fund's audited financial statements and notes thereto for the year ended August 31, 2001 and the unqualified report of Tait, Weller & Baker, the Fund's independent auditors, on such financial statements are included in the Fund's Annual Report to Shareholders for the year ended August 31, 2001 (the "Annual Report") and are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated herein. A copy of the Annual Report accompanies this SAI and an investor may obtain a copy of the Annual Report, free of charge, by writing to the Fund or calling (800) 527-9525


The date of this SAI is __________________, 2001

TABLE OF CONTENTS                                   PAGE

General Information
Investment Objective
Strategies and Risks
Investment Restrictions
Management of the Company
Principal Securities Holders
Investment Adviser and Advisory Agreement
Management-Related Services
Portfolio Transactions
Capital Stock and Dividends
Plan of Distribution
Additional Information about Purchases and Sales
Tax Status
Investment Performance
Financial Information

                               GENERAL INFORMATION

The World Funds, Inc. (the "Company") was organized under the laws of the State of Maryland in May, 1997. The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the "1940 Act") commonly known as a "mutual fund". This SAI relates to the prospectus for Class A Shares, Class B Shares and Class C Shares of GenomicsFund.com (the "Fund"). The Fund also offers Class Y Shares (the "Institutional Class"), of shares, which are described in a separate statement of additional information and related prospectus. The Fund is "non-diversified", as that term is defined in the 1940 Act.

The Fund is a separate investment portfolio or series of the Company. Prior to June 12, 2001, the Fund offered one class of shares to investors, the Institutional Class of shares. The Fund is authorized to issue four classes of shares: Class A Shares, imposing a front-end sales charge up to a maximum of 5.75% and charging a distribution (i.e., 12b-1) fee; Class B Shares, charging a maximum contingent deferred sales charge of 5% if redeemed within six years of purchase, carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, but converting to Class A Shares eight years after purchase; Class C Shares, charging a front-end sales charge of 1%, and a back-end sales charge of 1% if shares are redeemed within the first year after purchase, and carrying a higher distribution (i.e., 12b-1) fee than Class A Shares, with no conversion feature; and the Institutional Class of shares, which have no front-end or contingent deferred sales charge, have a lower distribution (i.e., 12b-1) fee than Class A Shares and are only available to certain institutional investors and/or shareholders of the Fund who had purchased shares prior to June 12, 2001, the date the Fund began offering multiple classes of shares. Each class of shares are substantially the same as they represent interest in the same portfolio of securities and differ only to the extent that they bear different expenses. See "Capital Stock and Dividends" in this SAI.

              ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS

The following information supplements the discussion of the Fund's investment objectives and policies. The Fund's investment objective and fundamental investment restrictions may not be changed without approval by vote of a majority of the outstanding voting shares of the Fund. As used in this SAI, "majority of outstanding voting shares" means the lesser of (1) 67% of the voting shares of the Fund represented at a meeting of shareholders at which the holders of 50% or more of the shares of the Fund are represented; or (2) more than 50% of the outstanding voting shares of the Fund. The investment programs, restrictions and the operating policies of the Fund that are not fundamental policies can be changed by the Board of Directors of the Company without shareholder approval; except that, the Company will give the shareholders of the Fund at least sixty (60) days' prior notice of any change with respect to its policy of investing.

                              INVESTMENT OBJECTIVE

The investment objective of the Fund is capital appreciation. The Fund will seek to achieve its investment objective by investing in a non-diversified portfolio consisting primarily of equity securities or securities convertible into equity securities, such as stocks, warrants, convertible bonds, debentures or convertible preferred stock. Under normal conditions, the Fund will invest at least 80% of its net assets in securities of companies principally engaged in genomics or genomic-related businesses. This is not a fundamental policy and may be changed by the Board of Directors of the Company, without a vote of shareholders upon sixty (60) days prior notice.

All investments entail come market and other risk. For instance, there is no assurance that the investment adviser will achieve the investment objective of the Fund. You should not rely on an investment in the Fund as a complete investment program.

                              STRATEGIES AND RISKS

The following discussion of investment techniques and instruments supplements, and should be read in conjunction with, the investment information in the Fund's prospectuses. In seeking to meet its investment objective, the Fund may invest in any type of security whose characteristics are consistent with its investment programs described below.

                               INVESTMENT PROGRAMS

Depositary Receipts

The Fund may invest on a global basis to take advantage of investment opportunities both within the U.S. and other countries. The Fund may buy foreign securities directly in their principal markets or indirectly through the use of depositary receipts. The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDR's), and other similar depositary receipts. ADRs are issued by an American bank or trust company and evidence ownership of underlying securities of a foreign company. EDRs are issued in Europe, usually by foreign banks, and evidence ownership of either foreign or domestic underlying securities. The foreign country may withhold taxes on dividends or distributions paid on the securities underlying the ADRs and EDRs, thereby reducing the dividend or distribution amount received by the Fund.

Unsponsored ADRs and EDRs are issued without the participation of the issuer of the underlying securities. As a result, information concerning the issuer may not be as current as for sponsored ADRs and EDRs. Holders of unsponsored ADRs generally bear all the costs of the ADR facilities. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Therefore, there may not be a correlation between information concerning the issuer of the security and the market value of an unsponsored ADR.

Repurchase  Agreements

As a means of earning income for periods as short as overnight, the Fund may enter into repurchase agreements that are collateralized by U.S. Government Securities. Under a repurchase agreement, the Fund acquires a security, subject to the seller's agreement to repurchase that security at a specified time and price. The Fund considers a purchase of securities under repurchase agreements to be a loan by the Fund. The investment adviser monitors the value of the collateral to ensure that its value always equals or exceeds the repurchase price and also monitors the financial condition of the seller of the repurchase agreement. If the seller becomes insolvent, the ability to dispose of the securities held as collateral may be impaired and the Fund may incur extra costs. Repurchase agreements for periods in excess of seven days may be deemed to be illiquid.

Debt Securities

The Fund may invest in investment grade debt securities; which are securities rated Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or BBB or higher by Standard & Poor's Ratings Group ("S&P") at the time of purchase or, unrated securities which xGENx. LLC (the "Adviser") believes to be of comparable quality. The Fund does not currently intend to invest more than 5% of its total assets in securities that are below investment grade or that are unrated. Securities rated as Baa or BBB are generally considered to be investment grade although they have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt securities.

Debt securities consist of bonds, notes, government and government agency securities, zero coupon securities, convertible bonds, asset-backed and mortgage-backed securities, and other debt securities whose purchase is consistent with the Fund's investment objective. The Fund's investments may include international bonds that are denominated in foreign currencies, including the European Currency Unit or "Euro". International bonds are defined as bonds issued in countries other than the United States. The Fund's investments may include debt securities issued or guaranteed by supranational organizations, corporate debt securities, bank or holding company debt securities.

U.S. Government Securities

The Fund may invest in U.S. Government Securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality.

Convertible Securities

The Fund may invest in convertible securities. Traditional convertible securities include corporate bonds, notes and preferred stocks that may be converted into or exchanged for common stock, and other securities that also provide an opportunity for equity participation. These securities are convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed income securities, the price of a convertible security generally varies inversely with interest rates. While providing a fixed income stream, a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such an opportunity for a higher yield or capital appreciation, the Fund may have to pay more for a convertible security than the value of the underlying common stock. The Fund will generally hold common stock it acquires upon conversion of a convertible security for so long as the Adviser anticipates such stock will provide the Fund with opportunities that are consistent with its investment objective and policies.

Warrants

The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants are options to purchase equity securities at a specific price for a specific period of time. If the Fund does not exercise or dispose of a warrant prior to its expiration, it will expire worthless. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the underlying corporation, whereas call options may be written by anyone.

Debentures

The Fund may invest in debentures which are general debt obligations backed only by the integrity of the borrower and documented by an agreement called an indenture. An unsecured bond is a debenture.

Convertible Preferred Stock

The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

Most preferred stock is cumulative; if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends. A passed dividend on non-cumulative preferred stock is generally gone forever. Participating preferred stock entitles its holders to share in profits above and beyond the declared dividend, along with common shareholders, as distinguished from non-participating preferred, which is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the treasury bill rate or other money market rates. Convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. The term "illiquid securities" means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities include generally, among other things, certain written over-the-counter options, securities or other liquid assets as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests and other securities whose disposition is restricted under the federal securities laws.

Restricted Securities

The Fund may invest in restricted securities. Generally, "restricted securities" are securities which have legal or contractual restrictions on their resale. In some cases, these legal or contractual restrictions may impair the liquidity of a restricted security; in others, the legal or contractual restrictions may not have a negative effect on the liquidity of the security. Restricted securities which are deemed by the investment adviser to be illiquid will be included in the Fund's policy which limits investments in illiquid securities.

Other Securities

The Board of Directors may, in the future, authorize the Fund to invest in securities other than those listed in this SAI and in the prospectuses, provided such investments would be consistent with the Fund's investment objective and would not violate the Fund's fundamental investment policies or restrictions.

                             INVESTMENT RESTRICTIONS

Fundamental  Investment  Policies and  Restrictions

The Fund has adopted the following fundamental investment restrictions which cannot be changed without approval by vote of a "majority of the outstanding voting securities" of the Fund. As a matter of fundamental policy, the Fund may not:

(1)   Invest in companies for the purpose of exercising management or control;

(2) Invest in securities of other investment companies except by purchase in the open market involving only customary broker's commissions, or as part of a merger, consolidation, or acquisition of assets;

(3)   Purchase or sell commodities or commodity contracts;

(4)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs;

(5) Purchase securities on margin, except for use of short-term credits as necessary for the clearance of purchase of portfolio securities;

(6) Issue senior securities, (except the Fund may engage in transactions such as those permitted by SEC release IC-10666);

(7) Act as an underwriter of securities of other issuers, except that the Fund may invest up to 10% of the value of its total assets (at the time of investment) in portfolio securities which the Fund might not be free to sell to the public without registration of such securities under the Securities Act of 1933, as amended (the "1933 Act"), or any foreign law restricting distribution of securities in a country of a foreign issuer;

(8) Participate on a joint or a joint and several basis in any securities trading account;

(9)   Engage in short sales;

(10) Purchase or sell real estate, provided that liquid securities of companies which deal in real estate or interests therein would not be deemed to be an investment in real estate;

(11) Purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of any issuer would be held by the Fund;

(12)  Make loans;

(13) Except as specified below, the Fund may only borrow money for temporary or emergency purposes and then only in an amount not in excess of 5% of the lower of value or cost of its total assets, in which case the Fund may pledge, mortgage or hypothecate any of its assets as security for such borrowing but not to an extent greater than 5% of its total assets. The Fund may borrow money to avoid the untimely disposition of assets to meet redemptions, in an amount up to 33 1/3% of the value of its assets, provided that the Fund maintains asset coverage of 300% in connection with borrowings, and the Fund does not make other investments while such borrowings are outstanding; and

(14) Concentrate its investments in any industry, except that the Fund may concentrate in securities of companies which are genomic and genomic-related companies as described in the prospectuses.

In applying its investment policies and restrictions:

(1) Except with respect to the Fund's investment restriction concerning borrowing, percentage restriction on investment or utilization of assets is determined at the time an investment is made. A later change in percentage resulting from changes in the value or the total cost of the Fund's assets will not be considered a violation of the restriction; and

(2) Investments in certain categories of companies will not be considered to be investments in a particular industry. Examples of these categories include:

      (i) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry;

      (ii) technology companies will be divided according to their products and services, for example, hardware, software, information services and outsourcing, or telecommunications will each be a separate industry; and

      (iii)utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry.

Non-Fundamental  Policies  and  Restrictions

In addition to the fundamental investment restrictions described above, and the various general investment policies described in the prospectuses and elsewhere in this SAI, the Fund will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Directors without shareholder approval.

As a matter of non-fundamental policy, the Fund may not:

(1)   Invest more than 15% of its net assets in illiquid securities;

(2)   Engage in arbitrage transactions; or

(3)   Purchase or sell options.

                            MANAGEMENT OF THE COMPANY
Directors and Officers

The Company is governed by a Board of Directors, which is responsible for protecting the interest of shareholders. The directors are experienced business persons who meet throughout the year to oversee the Company's activities, review contractual arrangements with companies that provide services to the Fund, and review performance. The names, addresses and ages of the directors and officers of the Company, together with information as to their principal occupations during the past five years, are listed below. The director who is considered an "interested person" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with any investment manager or adviser to a fund of the Company, and the principal underwriter, and officers of the Company, are noted with an asterisk (*).

                          Position(s) Held     Principal Occupation(s)
Name, Address and Age     With Registrant      During the Past 5 Years
---------------------     -----------------    ------------------------

*John Pasco, III (1)      Chairman, Director   Mr. Pasco is Treasurer and a
1500 Forest Avenue        and Treasurer        Director of Commonwealth
Richmond, VA 23229                             Shareholder Services, Inc.,
(55)                                           ("CSS"), the Company's
                                               Administrator, since 1985;
                                               President and Director
                                               of First Dominion Capital Corp.,
                                               ("FDCC"), the Company's
                                               underwriter; Director and
                                               shareholder of Fund
                                               Services Inc., the Company's
                                               Transfer and  Disbursing Agent,
                                               since 1987; President and
                                               Treasurer of Commonwealth Capital
                                               Management, Inc. since 1983 which
                                               also owns an interest in the
                                               investment manager of The New
                                               Market Fund and an interest in
                                               the investment adviser to the
                                               Third Millennium Russia Fund, two
                                               other funds of the Company;
                                               President of Commonwealth Capital
                                               Management, LLC, since December,
                                               2000, which serves as an
                                               investment adviser to the Newby
                                               Fund, another fund of the
                                               Company; Shareholder of
                                               Commonwealth Fund Accounting,
                                               Inc., which provides bookkeeping
                                               services; and Chairman,
                                               Director and Treasurer
                                               of Vontobel Funds, Inc., a
                                               registered investment  company,
                                               since March, 1997.  Mr. Pasco is
                                               also a certified public
                                               accountant.

Samuel Boyd, Jr.        Director               Mr. Boyd is Manager of the
10808 Hob Nail Court                           Customer Services Operations and
Potomac, MD 20854                              Accounting Division of the
(60)                                           Potomac Electric Power Company
                                               since August, 1978; and
                                               Director of Vontobel Funds,
                                               Inc., a registered investment
                                               company, since March,
                                               1997. Mr. Boyd is also a
                                               certified public accountant.

William E. Poist        Director               Mr. Poist is a financial and tax
5272 River Road                                consultant through his firm
Bethesda, MD 20816                             Management Consulting for
(64)                                           Professionals since 1968;
                                               Director of Vontobel Funds, Inc.,
                                               a registered investment company,
                                               since March, 1997.  Mr. Poist is
                                               also a certified public
                                               accountant.

Paul M. Dickinson         Director             Mr. Dickinson is President of
8704 Berwickshire Drive                        Alfred J. Dickinson,Inc. Realtors
Richmond, VA 23229                             since April, 1971; and Director
(53)                                           of Vontobel Funds, Inc., a
                                               registered investment company,
                                               since March, 1997.

*F. Byron Parker, Jr.     Secretary            Mr. Parker is Secretary of CSS
8002 Discovery Drive                           and FDCC since 1986; Secretary of
Suite 101                                      Vontobel Funds, Inc.,a registered
Richmond, VA 23229                             investment company, since March,
(57)                                           1997; and Partner in the law firm
                                               Mustian & Parker.

*Jane H. Williams       Vice President of      Ms. Williams is the President
3000 Sand Hill Road     the Company and        of Sand Hill Advisors, Inc.
Suite 150               President of the       since  August,  2000 and was the
Menlo Park, CA 94025    Sand Hill Portfolio    Executive  Vice President
(52)                    Manager Fund series    of Sand Hill Advisors, Inc. since
                                               1982.

*Leland H. Faust        President of           Mr. Faust is President of CSI
One Montgomery St.      the CSI Equity         Capital Management, Inc. since
Suite 2525              Fund and the CSI       1978.  Mr. Faust is also a
San Francisco, CA 94104 Fixed Income Fund      Partner in the law firm Taylor &
(54)                                           Faust since September, 1975.

*Franklin A.Trice,III   Vice President of      Mr. Trice is President of
P.O. Box 8535           the Company and        Virginia Management Investment
Richmond, VA 23226-0535 President of the       Corp. since May, 1998; and a
(37)                    New Market Fund        registered representative of
                        series                 FDCC, the Company's underwriter
                                               since September, 1998.  Mr. Trice
                                               was a broker with Scott &
                                               Stringfellow from March, 1996 to
                                               May, 1998 and with Craigie, Inc.
                                               from March, 1992 to January,1996.

*John T. Connor, Jr.    Vice President of      President of Third Millennium
1185 Avenue of the      the Company and        Investment Advisors, LLC since
  Americas, 32nd Floor  President of the       April, 1998; and Chairman of
New York, NY 10036      Third Millennium       ROSGAL Insurance since 1993.

*Steven T. Newby        Vice President of      Mr. Newby is President of Newby
555 Quince Orchard Rd.  the Company and        & Co., a NASD broker/dealer
Suite 610               President of           since July, 1990; and President
Gaithersburg, MD 20878  GenomicsFund.com       of xGENx, LLC since November,
(54)                    and Newby Fund series  1999.

*Todd A. Boren          President of the       Mr. Boren has been employed by
250 Park Avenue, So.    Global e Fund          International Assets Advisory
Suite 200               series                 LLC and its predecessor
Winter Park, FL 32789                          International Assets Advisory
(41)                                           Corp. ("IAAC") since May, 1994.
                                               In his six years with IAAC, he
                                               has served as a Financial
                                               Adviser, VP of Sales, Branch
                                               Manager, Training Manager,
                                               and currently as Senior Vice
                                               President and Managing Director
                                               of Private Client Operations for
                                               both IAAC and Global Assets
                                               Advisors. He is responsible for
                                               overseeing its International
                                               Headquarters in Winter Park,
                                               Florida as well as its New York
                                               operation and joint venture.



--------------------------------

(1) Mr. Pasco is considered to be an "interested person" of the Company, as that term is defined in the 1940 Act. Mr. Pasco is an interested person because: (1) he is an officer of the Company; (2) he is the owner of an investment adviser to one of the funds of the Company; (3) he is an affiliate of two other investment advisers to funds offered by the Company
      (4) he owns FDCC, the principal underwriter of the Company; and, (5) he owns or controls the Company's various service providers.

   The Company has a standing Audit Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The functions of the Audit Committee are to meet with the Company's independent auditors to review the scope and findings of the annual audit, discuss the Company's accounting policies, discuss any recommendations of the independent auditors with respect to the Company's management practices, review the impact of changes in accounting standards on the Company's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. During its most recent fiscal year ended August 31, 2001, the Audit Committee met three times.

   The Company has a standing Nominating Committee of the Board composed of Messrs. Boyd, Poist and Dickinson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors of the Company. Although the Nominating Committee expects to be able to find an adequate number of qualified candidates to serve as directors, the Nominating Committee is willing to consider nominations received from shareholders. Shareholders wishing to submit a nomination should do so by notifying the Secretary of the Company, in writing, at the address listed on the cover of this SAI. During the Company's most recent fiscal year ended August 31, 2001, the Nominating Committee did not meet.

   The Company does not compensate the directors and officers who are officers or employees of any investment adviser to a fund of the Company. The directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act, receive an annual retainer of $1,000 and a fee of $200 for each meeting of the directors which they attend in person or by telephone. Mr. Parker, Secretary of the Company, received legal fees from the Company for certain legal services provided to the Company. Directors and officers are reimbursed for travel and other out-of-pocket expenses. The Company does not offer any retirement benefits for directors.

For the fiscal year ended August 31, 2001, the Directors received the following compensation from the Company:


                Aggregate Compensation                             Total
                From the Fund for         Pension or Retirement    Compensation
Name and        Fiscal Year Ended         Benefits Accrued as      from the
Position Held   August 31, 2001(1)        Part of Fund Expenses    Company(2)
-------------   -----------------------   ---------------------    -------------

John Pasco,III,      $-0-                      N/A                  $-0-
Chairman
Samuel Boyd, Jr.,
Director             $2,000                    N/A                  $15,750
William E. Poist,
Director             $2,000                    N/A                  $15,750
Paul M. Dickinson,
Director             $2,000                    N/A                  $15,750

(1) This amount represents the aggregate amount of compensation paid to the directors by the Fund for service on the Board of Directors for the Fund's fiscal year ended August 31, 2001.

(2) This amount represents the aggregate amount of compensation paid to the Directors by all funds of the Company for the fiscal year ended August 31, 2001. The Company consisted of a total of eight funds as of August 31, 2001.

Policies concerning personal investment activities

The Fund, investment adviser and principal underwriter have each adopted a Codes of Ethics, pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel, subject to their particular code of ethics, to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.

The Codes of Ethics are on file with, and can be reviewed and copied at the
U. S. Securities and Exchange Commission's (the "SEC") Public Reference Room in Washington, D.C. In addition, the Codes of Ethics are also available on the EDGAR Database on the SEC's Internet website at http://www.sec.gov.

                          PRINCIPAL SECURITIES HOLDERS

As of November 30, 2001, the following persons beneficially owned shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Dain Rauscher Custodian for         276,750.621                6.238%
Roy C. Kinsey
60 South 6th Street
Minneapolis, MN 55402

Dain Rauscher Custodian for         896,602.525               20.211%
Steven Newby
555 Quince Orchard Road
Suite 610
Gaithersburg, MD 20878

As of November 30, 2001, the following persons owned of record shares of the Fund in the following amounts:

Name and Address               Number of Shares          Percentage of Fund
----------------               ----------------          ------------------

Charles Schwab                      794,875.890               17.918%
101 Montgomery Street
San Francisco, CA 94104

As of November 30, 2001, the directors and officers of the Company as a group owned 20.211% of the Fund's outstanding shares.

                   INVESTMENT ADVISER AND ADVISORY AGREEMENT

xGENx, LLC, (the "Adviser") located at 555 Quince Orchard Road, Suite 610, Gaithersburg, MD 20878 manages the investments of the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a privately held limited liability company. Mr. Steven T. Newby, Vice President of the Company and President of the Fund, is President of the Adviser.

The Adviser provides investment advisory services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Unless sooner terminated, the Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually: (1) by the Company's Board of Directors; or (2) by a majority vote of the outstanding voting securities of the Fund and a majority of the directors who are not "interested persons" of the Company, as that term is defined in the 1940 Act. The Advisory Agreement will automatically terminate in the event of its "assignment", as that term is defined in the 1940 Act, and may be terminated without penalty at any time upon sixty (60) days' written notice to the other party by: (i) the majority vote of all the directors or by vote of a majority of the outstanding voting securities of the Fund; or (ii) the Adviser.

Under the Advisory Agreement, the Adviser, subject to the supervision of the directors, provides a continuous investment program for the Fund, including investment research and management with respect to securities, investments and cash equivalents, in accordance with the Fund's investment objective, policies, and restrictions as set forth in the prospectus and this SAI. The Adviser is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the directors such periodic or other reports as the directors may request.

Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.00% on the first $250 million of average daily net assets of the Fund; 0.875% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; and 0.75% on average daily net assets of the Fund over $500 million.

For the fiscal period from March 1, 2000 (commencement of operations) through August 31, 2000, the Adviser earned $52,715 from the Fund. During this same period, the Adviser waived it's entire advisory fee and reimbursed operating expenses in the amount of $76,825. For the fiscal year ended August 31, 2001, the Adviser earned advisory fees of $234,419 from the Fund. During this same period, the Adviser waived advisory fees and reimbursed operating expenses in the amount of $67,191.

In the interest of limiting expenses of the Fund, the Adviser has entered into a contractual expense limitation agreement with the Company. Pursuant to the agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses for the first three years following commencement of operations so that the ratio of total annual operating expenses for the Fund's Institutional Class of shares is limited to 1.90%, total operating expenses of the Fund's Class A Shares is limited to 1.95% and total operating expenses for the Fund's Class B and Class C Shares is limited to 2.60%. These limits do not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles or other extraordinary expenses not incurred in the ordinary course of business.

The Adviser will be entitled to reimbursement of fees waived or reimbursed by the Adviser to the Fund. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous five (5) years, less any reimbursement previously paid by the Fund to the Adviser with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Such reimbursement must be authorized by the Directors.

Pursuant to the terms of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder, except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

                           MANAGEMENT-RELATED SERVICES

Administration

Pursuant to an Administrative Services Agreement with the Company (the "Administrative Agreement"), Commonwealth Shareholder Services, Inc. ("CSS"), 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as administrator of the Fund and supervises all aspects of the operation of the Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of the Company, is the sole owner of CSS. CSS provides certain administrative services and facilities for the Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements.

As administrator, CSS receives an asset-based administrative fee, computed daily and paid monthly, at the annual rate of 0.20% on the first $250 million of average daily net assets of the Fund; 0.175% on average daily net assets of the Fund in excess of $250 million and not more than $500 million; 0.15% on average daily net assets of the Fund in excess of $500 million and not more than $1 billion; and 0.10% on average daily net assets of the Fund in excess of $1 billion, subject to a minimum amount of $15,000 per year for a period of two years from the date of the Administrative Agreement. Thereafter, the minimum administrative fee is $30,000 per year. CSS also receives an hourly rate, plus certain out-of-pocket expenses, for shareholder servicing and state securities law matters.

As provided in the Administrative Agreement, CSS received administration fees of $19,569 for the period from March 1, 2000 (commencement of operations) through August 31, 2000, and $67,499 for the fiscal year ended August 31, 2001.

Custodian

Pursuant to a Custodian Agreement with the Company, Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston MA 02109, acts as the custodian of the Fund's securities and cash. With the consent of the Company, BBH has designated The Depository Trust Company of New York as its agent to secure a portion of the assets of the Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities which may be acquired and held by the Fund outside the U.S. Such appointments are subject to appropriate review by the Company's Board of Directors.

Accounting Services

Pursuant to an Accounting Service Agreement (the "Accounting Agreement"), Commonwealth Fund Accounting, Inc. ("CFA"), 1500 Forest Avenue, Suite 100, Richmond, Virginia 23229 acts as the accounting services agent of the Fund. As the accounting services agent of the fund, CFA maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund's business. John Pasco, III, Chairman of the Board of the Company, is a shareholder of CFA, and is its President and Chief Financial Officer. For its services as accounting agent, CFA receives an asset-based fee, computed daily and paid monthly of the average daily net assets of the Fund, against a minimum fee plus out-of-pocket expenses. Transfer Agent

Pursuant to a Transfer Agent Agreement with the Company, Fund Services, Inc. ("FSI" or the "Transfer Agent") acts as the Company's transfer and dividend disbursing agent. FSI is located at 1500 Forest Avenue, Suite 111, Richmond, Virginia 23229. John Pasco, III, Chairman of the Board of the Company and an officer and shareholder of CSS (the Administrator of the Fund), owns one-third of the stock of FSI; therefore, FSI may be deemed to be an affiliate of the Company and CSS.

FSI provides certain shareholder and other services to the Company, including furnishing account and transaction information and maintaining shareholder account records. FSI is responsible for processing orders and payments for share purchases. FSI mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. FSI disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders.

For its services as transfer agent, FSI receives per account fees and transaction charges plus out-of-pocket expenses against a minimum fee.

Distributor

First Dominion Capital Corp. ("FDCC" or the "Distributor"), located at 1500 Forest Avenue, Suite 223, Richmond, VA 23229, serves as the principal underwriter and national distributor for the shares of the Fund pursuant to a Distribution Agreement (the "Distribution Agreement"). John Pasco, III, Chairman of the Board of the Company, owns 100% of FDCC, and is its President, Treasurer and a Director. FDCC is registered as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. The offering of the Fund's shares is continuous. FDCC is entitled to the front-end sales charge on the sales of Class A and Class C Shares as described in the applicable prospectus and this SAI. FDCC is also entitled to the payment of contingent deferred sales charges upon the redemption of Class B and Class C Shares as described in the applicable prospectus and this SAI. In addition, FDCC may receive distribution 12b-1 and service fees from the Fund, as described below under "PLAN OF DISTRIBUTION". During the fiscal year ended August 31, 2001, no sales charges were paid in connection with the sale of Fund shares, nor were any distribution 12b-1 fees paid for the Class A, Class B or Class C shares of the Fund. For the period from March 1, 2000 (commencement of operations) through August 31, 2000, the Institutional Class of shares of the Fund incurred distribution expenses pursuant to its Distribution 12b-1 and Service Plan of $13,179, of which $9,110 was waived. For the fiscal year ended August 31, 2001, the Institutional Class of shares of the Fund incurred $58,605 of distribution expenses.

Independent Accountants

The Company's independent auditors, Tait, Weller & Baker, audit the Company's annual financial statements, assists in the preparation of certain reports to the U.S. Securities and Exchange Commission (the "SEC"), and prepares the Company's tax returns. Tait, Weller & Baker is located at 8 Penn Center Plaza, Suite 800, Philadelphia, Pennsylvania 19103.

                             PORTFOLIO TRANSACTIONS

It is the policy of the Adviser, in placing orders for the purchase and sale of the Fund's securities, to seek to obtain the best price and execution for securities transactions, taking into account such factors as price, commission, where applicable, (which is negotiable in the case of U.S. national securities exchange transactions but which is generally fixed in the case of foreign exchange transactions), size of order, difficulty of execution and the skill required of the executing broker/dealer. After a purchase or sale decision is made by the Adviser, the Adviser arranges for execution of the transaction in a manner deemed to provide the best price and execution for the Fund.

Exchange-listed securities are generally traded on their principal exchange, unless another market offers a better result. Securities traded only in the over-the-counter market may be executed on a principal basis with primary market makers in such securities, except for fixed price offerings and except where the Fund may obtain better prices or executions on a commission basis or by dealing with other than a primary market maker.

The Adviser, when placing transactions, may allocate a portion of the Fund's brokerage to persons or firms providing the Adviser with investment recommendations, statistical, research or similar services useful to the Adviser's investment decision-making process. The term "investment recommendations or statistical, research or similar services" means: (1) advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; and (2) furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy.

Such services are one of the many ways the Adviser can keep abreast of the information generally circulated among institutional investors by broker-dealers. While this information is useful in varying degrees, its value is indeterminable. Such services received on the basis of transactions for the Fund may be used by the Adviser for the benefit of other clients, and the Fund may benefit from such transactions effected for the benefit of other clients.

While there is no formula, agreement or undertaking to do so, and when it can be done consistent with the policy of obtaining best price and execution, the Fund may consider sales of its shares as a factor in the selection of brokers to execute portfolio transactions. The Adviser may be authorized, when placing portfolio transactions for the Fund, to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information.

Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof.

The directors of the Company have adopted policies and procedures governing the allocation of brokerage to affiliated brokers. The Adviser has been instructed not to place transactions with an affiliated broker-dealer, unless that broker-dealer can demonstrate to the Company that the Fund will receive: (1) a price and execution no less favorable than that available from unaffiliated persons; and (2) a price and execution equivalent to that which that broker-dealer would offer to unaffiliated persons in a similar transaction. The directors review all transactions which have been placed pursuant to those policies and procedures at its meetings.

When two or more clients managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated in a manner deemed equitable to each client. In some cases this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability to participate in volume transactions will be beneficial to the Fund. The Board of Directors of the Company believes that these advantages, when combined with the other benefits available because of the Adviser's organization, outweigh the disadvantages that may exist from this treatment of transactions.

The Fund paid brokerage commissions as follows:

                Years or period ended August 31,

                2000      2001
                ----      ----

                $-0-      $38,766

The Fund paid brokerage commissions to Newby & Co. (an affiliated broker-dealer) as follows:

                Years or periods ended August 31,

                2000      2001
                ----      ----
                $-0-      $38,766

One hundred percent (100%) of the Fund's aggregate brokerage commissions were paid to Newby & Co. for fiscal year ended August 31, 2001.

Portfolio Turnover

Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. A higher portfolio turnover rate involves greater transaction expenses to a fund and may result in the realization of net capital gains, which would be taxable to shareholders when distributed. The Adviser makes purchases and sales for the Fund's portfolio whenever necessary, in the Adviser's opinion, to meet the Fund's objective. The Adviser anticipates that the average annual portfolio turnover rate of the Fund will be 100%.

                           CAPITAL STOCK AND DIVIDENDS

The Company is authorized to issue 750,000,000 shares of common stock, with a par value of $0.01 per share. The Company has presently allocated 50,000,000 shares to the Fund, and has further reclassified those shares as follows:
Fifteen Million (15,000,000) shares for Class A Shares of the Fund; Ten Million (10,000,000) shares for Class B Shares of the Fund; Ten Million (10,000,000) shares for Class C Shares of the Fund; and Fifteen Million (15,000,000) shares for Class Y shares of the Fund.

The Articles of Incorporation of the Company authorizes the Board of Directors to classify or re-classify any unissued shares into one or more series or classes of shares. Each series or class shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine.

Shares have no preemptive rights and only such conversion or exchange rights as the Board of Directors may grant in their discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each class of shares in the Fund (i.e., Class A, Class B, Class C and Class Y Shares) bear pro-rata the same expenses and are entitled equally to the Fund's dividends and distributions except as follows. Each class will bear the expenses of any distribution and/or service plans applicable to such class. For example, as described below, holders of Class A Shares will bear the expenses of the Distribution 12b-1 Plan applicable to it. In addition, each class may incur differing transfer agency fees and may have different sales charges. Standardized performance quotations are computed separately for each class of shares. The differences in expenses paid by the respective classes will affect their performances.

Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate, and not by series or class, except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted on affects the interest of shareholders of a particular series or class. Shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the directors if they choose to do so. In such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors. Shares will be maintained in open accounts on the books of FSI.

Upon the Company's liquidation, all shareholders of a series would share pro-rata in the net assets of such series available for distribution to shareholders of the series, but, as shareholders of such series, would not be entitled to share in the distribution of assets belonging to any other series.

A shareholder will automatically receive all income dividends and capital gain distributions in additional full and fractional shares of the Fund at its net asset value as of the date of payment unless the shareholder elects to receive such dividends or distributions in cash. The reinvestment date normally precedes the payment date by about seven days although the exact timing is subject to change. Shareholders will receive a confirmation of each new transaction in their account. The Company will confirm all account activity, transactions made as a result of the Automatic Investment Plan described below. Shareholders may rely on these statements in lieu of stock certificates.

                                 RULE 18f-3 PLAN

The Board of Directors of the Company has adopted a Rule 18f-3 Multiple Class Plan on behalf of the Company for the benefit of the Fund. The key features of the Rule 18f-3 Plan are as follows: (i) shares of each class of the Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations qualifications, terms and conditions, except that each class bears certain specific expenses and has separate voting rights on certain matters that relate solely to that class or in which the interests of shareholders of one class differ from the interests of shareholders of another class; (ii) subject to certain limitations described in the Prospectuses, shares of a particular class of the Fund may be exchanged for shares of the same class of another Fund; and (iii) the Fund's Class B Shares will convert automatically into Class A Shares of the Fund after a period of eight years, based on the relative net asset value of such shares at the time of conversion. At present, the Fund offers Class A Shares, charging a front-end sales charge and charging a distribution (i.e., 12b-1) fee; Class B Shares, imposing a contingent deferred sales charge upon the sale of shares within six years of purchase and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; Class C, Shares charging a reduced sales charge and a contingent deferred sales charge on shares redeemed within one year of purchase, and charging a higher distribution (i.e., 12b-1) fee than Class A Shares; and the Class Y Shares of the Fund, which charges no front-end sales charge or contingent deferred sales charge, and which charges a lower distribution (i.e., 12b-1) fee than Class A Shares, and are only available to certain institutional investors and for shareholders who were shareholders in the Fund prior to or on the day the Fund began offering Class A, Class B and Class C Shares.

                              PLAN OF DISTRIBUTION

The Fund has a Plan of Distribution or "12b-1 Plan" for each of its Class A, Class B and Class C Shares under which it may finance certain activities primarily intended to sell such classes of shares, provided the categories of expenses are approved in advance by the Board of Directors of the Company and the expenses paid under each Plan were incurred within the preceding 12 months and accrued while such Plan is in effect.

The Plans provide that each of the Class A, Class B and Class C Shares of the Fund will pay a fee to the Distributor as described below. The fee is paid to the Distributor as reimbursement for expenses incurred for distribution-related activities. As of the date of this SAI, the Fund has not yet offered Class A, Class B or Class C Shares. Accordingly, no fees were paid pursuant to the Plans for the fiscal period ended August 31, 2001.

Under the Class A Shares 12b-1 Plan, payments by the Company for distribution expenses may not exceed the annualized rate of 0.35% of the average daily net assets attributable to the Fund's outstanding Class A Shares. Of this amount, up to 0.25% of the average daily net assets attributable to the Funds outstanding Class A Shares may be used to pay for shareholder support services. Under the Class B and Class C Shares 12b-1 Plans, payments by the Company (i) for distribution expenses may not exceed the annualized rate of 0.75% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), and (ii) to an institution for shareholder support services may not exceed the annual rates of 0.25% of the average daily net assets attributable to the Fund's outstanding Class B or Class C Shares (as applicable), which are owned of record or beneficially by that institution's customers for whom the institution is the dealer of record or shareholder of record or with whom it has a servicing relationship.

Payments for distribution expenses under each 12b-1 Plan are subject to Rule 12b-1 under the 1940 Act. Rule 12b-1 defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of shares issued by the Company". Rule 12b-1 provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with Rule 12b-1, the 12b-1 Plans provide that a report of the amounts expended under the 12b-1 Plans, and the purposes for which such expenditures were incurred, will be made to the Board of Directors for its review at least quarterly. The 12b-1 Plans provide that they may not be amended to increase materially the costs which Class A Shares, Class B Shares or Class C Shares of the Fund may bear for distribution pursuant to the 12b-1 Plans without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Directors, and by a majority of the directors who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the 12b-1 Plans or in any related agreements (the "12b-1 Directors"), by vote cast in person at a meeting called for the purpose of considering such amendments.

The Company's Board of Directors has concluded that there is a reasonable likelihood that the 12b-1 Plans will benefit the Fund and holders of Class A Shares, Class B Shares and Class C Shares. The 12b-1 Plans are subject to annual re-approval by a majority of the 12b-1 Directors and are terminable at any time with respect to the Fund by a vote of a majority of the 12b-1 Directors or by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable. Any agreement entered into pursuant to the 12b-1 Plans with an institution ("Service Organization") is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the 12b-1 Directors, by vote of the holders of a majority of the Class A Shares, Class B Shares or Class C Shares of the Fund, as applicable, by FDCC or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

As long as the 12b-1 Plans are in effect, the nomination of the directors who are not interested persons of the Company (as defined in the 1940 Act) must be committed to the discretion of the 12b-1 Directors.

               ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Purchasing Shares

You may purchase shares of the Fund directly from FDCC. You may also buy shares through accounts with brokers or dealers and other institutions ("authorized institutions") that are authorized to place trades in Fund shares for their customers. FDCC and other brokers or dealers that have entered into selling agreements with FDCC, are entitled to the front-end sales charge on the sales of Class A and Class C shares of the Fund as described in the prospectus and this SAI. If you invest through an authorized institution, you will have to follow its procedures. Your institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your authorized institution. The offering price per share is equal to the NAV next determined after the Fund or authorized institution receives your purchase order, plus any applicable sales charge.

Your authorized institution is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the authorized institution must send your order to the Fund by the time they price their shares on the following day. If your authorized institution fails to do so, it may be responsible for any resulting fees or losses.

Distribution

The Distributor may from time to time offer incentive compensation to dealers (which sell shares of the Fund that are subject to sales charges) allowing such dealers to retain an additional portion of the sales load. A dealer who receives all of the sales load may be considered an underwriter of the Fund's shares.

In connection with promotion of the sales of the Fund, the Distributor may, from time to time, offer (to all broker dealers who have a sales agreement with the Distributor) the opportunity to participate in sales incentive programs (which may include non-cash concessions). These non-cash concessions are in addition to the sales load described in the prospectus for Class A, Class B and Class C Shares. The Distributor may also, from time to time, pay expenses and fees required in order to participate in dealer sponsored seminars and conferences, reimburse dealers for expenses incurred in connection with pre-approved seminars, conferences and advertising, and may, from time to time, pay or allow additional promotional incentives to dealers as part of pre-approved sales contests.

Computation of Offering Price

A hypothetical illustration of the computation of the offering price per share of Class A Shares and Class C Shares of the Fund, using the value of the Fund's net assets attributable to its Institutional Class of shares and the number of outstanding Institutional Class shares of the Fund at the close of business on August 31, 2001 and the maximum front-end sales charge of 5.75% applicable to Class A Shares, and the front-end sales charge of 1.00% applicable to Class C Shares, is as follows:

                                    Class A Shares   Class C Shares
                                    --------------   --------------

  Net Assets                        $18,830,387      $18,830,387
  Outstanding Shares                  4,351,667        4,351,667
  Net Asset Value Per Share         $      4.33      $      4.33
  Sales Charge (5.75% of
   the offering price
   of Class A Shares and 1.00%
   of the offering price of
   Class C Shares)                  $      0.26      $      0.04
  Offering Price to Public          $      4.59      $      4.37

Statement of Intention

The reduced sales charges and public offering price applicable to Class A Shares set forth in the prospectus for Class A, Class B and Class C Shares apply to purchases of $50,000 or more made within a 13-month period pursuant to the terms of a written Statement of Intention in the form provided by the Distributor and signed by the purchaser. The Statement of Intention is not a binding obligation to purchase the indicated amount. Class A Shares equal to 4.50% (declining to 1% after an aggregate of $1,000,000 has been purchased under the Statement of Intention) of the dollar amount specified in the Statement of Intention will be held in escrow and capital gain distributions on these escrowed shares will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Distributor the difference between the sales charge actually paid and the sales charge which would have been paid if the total purchases had been made at a single time. If the difference is not paid within 20 days after written request by the Distributor or the securities dealer, the appropriate number of escrowed Class A Shares will be redeemed to pay such difference.

In the case of purchase orders by the trustees of certain employee plans by payroll deduction, the sales charge for the investments made during the 13-month period will be based on the following: total investments made the first month of the 13-month period times 13; as the period progresses the sales charge will be based (1) on the actual investment made previously during the 13-month period, plus (2) the current month's investments times the number of months remaining in the 13-month period. There will be no retroactive adjustments in sales charge on investments previously made during the 13-month period.


Conversion of Class B Shares to Class A Shares

Class B Shares of the Fund will automatically convert to Class A Shares of the Fund, based on the relative net asset value per share of the aforementioned classes, eight years after the end of the calendar month in which your Class B share order was accepted. For the purpose of calculating the holding period required for conversion of Class B Shares, order acceptance shall mean: (1) the date on which such Class B Shares were issued, or (2) for Class B Shares obtained through an exchange, or a series of exchanges, (subject to the exchange privileges for Class B Shares) the date on which the original Class B Shares were issued. For purposes of conversion of Class B Shares, Class B Shares purchased through the reinvestment of dividends and capital gain distribution paid in respect of Class B Shares, will be held in a separate sub-account. Each time any Class B Shares in the shareholder's regular account (other than those shares in the sub-account) convert to Class A Shares, a pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The portion will be determined by the ratio that the shareholder's Class B Shares converting to Class A Shares bears to the shareholder's total Class B Shares not acquired through the reinvestment of dividends and capital gain distributions. The conversion of Class B to Class A is not a taxable event for federal income tax purposes.

Whether a Contingent Deferred Sales Charge Applies

In determining whether a Contingent Deferred Sales Charge ("CDSC") is applicable to a redemption of Class B Shares, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing (1) Class B Shares acquired by reinvestment of dividends and capital gains distributions, (2) Class B Shares held for over six years, and (3) Class B Shares held the longest during the six-year period.

Eligible Benefit Plans

An eligible benefit plan is an arrangement available to the employees of an employer (or two or more affiliated employers) having not less than ten employees at the plan's inception, or such an employer on behalf of employees of a trust or plan for such employees, their spouses and their children under the age of 21 or a trust or plan for such employees, which provides for purchases through periodic payroll deductions or otherwise. There must be at least five initial participants with accounts investing or invested in shares of one or more of the Fund and/or certain other funds.

The initial purchase by the eligible benefit plan along with prior purchases by or for the benefit of the initial participants of the plan must aggregate not less than $500. Subsequent purchases must be at least $50 per account and must aggregate at least $250. The eligible benefit plan must make purchases using a single order and a single check or federal funds wire. The eligible benefit plan may not make purchases more often than monthly. The Company will establish a separate account for each employee, spouse or child for which purchases are made. The Company may modify the requirements for initiating or continuing purchases or stop offering shares to such a plan at any time without prior notice.

Selling Shares

You may sell your shares by giving instructions to the Transfer Agent by mail or by telephone. The Fund will use reasonable procedures to confirm that instructions communicated by telephone are genuine and, if the procedures are followed, will not be liable for any losses due to unauthorized or fraudulent telephone transactions.

The Board of Directors may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or
(c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

Small Accounts

Due to the relative higher cost of maintaining small accounts, the Company may deduct $50 per year from your account with the Fund, if, as a result of redemption or exchange of shares, the total investment remaining in the account has a value of less than $1,000. Shareholders will receive 30 days' written notice to increase the account value above $1,000 before the fee is to be deducted. A decline in the market value of your account alone would not require you to bring your investment up to this minimum.

                          SPECIAL SHAREHOLDER SERVICES

As described briefly in the prospectuses, the Fund offers the following shareholder services:

Regular Account

The Regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account as often as they wish. Simply use the account application provided with your prospectus to open your account.

Telephone Transactions

A shareholder may redeem shares or transfer into another fund if this service is requested at the time the shareholder completes the initial account application. If it is not elected at that time, it may be elected at a later date by making a request in writing to the Transfer Agent and having the signature on the request guaranteed.

The Fund employs reasonable procedures designed to confirm the authenticity of instructions communicated by telephone and, if it does not, it may be liable for any losses due to unauthorized or fraudulent transactions. As a result of this policy, a shareholder authorizing telephone redemption bears the risk of loss which may result from unauthorized or fraudulent transactions which the Fund believes to be genuine. When requesting a telephone redemption or transfer, the shareholder will be asked to respond to certain questions designed to confirm the shareholder's identity as a shareholder of record. Cooperation with these procedures helps to protect the account and the Fund from unauthorized transactions.

Automatic Investment Plans

Any shareholder may utilize this feature, which provides for automatic monthly investments into your account. Upon your request, the Transfer Agent will withdraw a fixed amount each month from a checking or savings account for investment into the Fund. This does not require a commitment for a fixed period of time. A shareholder may change the monthly investment, skip a month or discontinue the Automatic Investment Plan as desired by notifying the Transfer Agent at (800) 628-4077.

Retirement Plans

Shares of the Fund are available for purchase in connection with the following tax-deferred prototype retirement plans:

1. Individual Retirement Arrangements (IRAs). IRAs are available for use by individuals with compensation for services rendered who wish to use shares of the Fund as a funding medium for individual retirement savings. IRAs include traditional IRAs, Roth IRAs and Rollover IRAs.

2. Simplified Employee Pension Plans (SEPs). SEPs are a form of retirement plan for sole proprietors, partnerships and corporations.

For information about eligibility requirements and other matters concerning these plans and to obtain the necessary forms to participate in these plans, please call the Company at 1-800-527-9525. Each plan's custodian charges nominal fees in connection with plan establishment and maintenance. These fees are detailed in the plan documents. You may wish to consult with your attorney or other tax adviser for specific advice concerning your tax status and plans.

Exchange  Privilege

Shareholders may exchange their shares for shares of any other series of the Company, provided the shares of the fund the shareholder is exchanging into are registered for sale in the shareholder's state of residence. Each account must meet the minimum investment requirements. A written request must have been completed and be on file with the Transfer Agent. To make an exchange, an exchange order must comply with the requirements for a redemption or repurchase order and must specify the value or the number of shares to be exchanged. An exchange will take effect as of the next determination of the Fund's NAV per share (usually at the close of business on the same day). The Transfer Agent will charge the shareholder's account a $10.00 service fee each time there is a telephone exchange. The Company reserves the right to limit the number of exchanges or to otherwise prohibit or restrict shareholders from making exchanges at any time, without notice, should the Company determine that it would be in the best interest of its shareholders to do so. For tax purposes an exchange constitutes the sale of the shares of the Fund from which you are exchanging and the purchase of shares of the Fund into which you are exchanging. Consequently, the sale may involve either a capital gain or loss to the shareholder for federal income tax purposes. The exchange privilege is available only in states where it is legally permissible to do so.

                                   TAX STATUS

Distributions of Net Investment Income

The Fund receives income generally in the form of dividends and other income on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income, whether you take them in cash or reinvest them in additional shares.

Distribution of Capital Gains

The Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gains will be taxable to you as ordinary income. Distributions from net long-term capital gains will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gains realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, in order to reduce or eliminated excise or income taxes on the Fund. Effect of foreign investments on distributions

Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized by the Fund on the sale of debt securities are generally treated as ordinary losses by the Fund. These gains when distributed will be taxable to you as ordinary dividends, and any losses will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or reduce the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as return of capital.

The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the Fund's total assets at the end of the fiscal year are invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the year-end statement you receive from the Fund will show more taxable income than was actually distributed to you. However, you will be entitled to either deduct your share of such taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for such taxes against your U.S. federal income tax. The Fund will provide you with the information necessary to complete your individual income tax return if it makes this election.

Information on the Tax Character of Distributions

The Fund will inform you of the amount of your ordinary income dividends and capital gains distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Election to be Taxed as a Regulated Investment Company

The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, has qualified as such for its most recent fiscal year, and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you will be taxed as ordinary dividend income to the extent of the Fund's earnings and profits.

Excise Tax Distribution Requirements

To avoid federal excise taxes, the Internal Revenue Code requires the Fund to distribute to you by December 31st of each year, at a minimum the following amounts: 98% of its taxable ordinary income earned during the twelve month period ending October 31st and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these amounts in December (or in January that are treated by you as received in December) to avoid these excise taxes, but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Redemption of Fund Shares

Redemption and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange your Fund shares for shares of a different fund of the Company, the IRS will require that you report a gain or loss on your redemption or exchange. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you purchase.

U.S. Government Obligations

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investments in Government National Mortgage Association or Federal National Mortgage Association securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends Received  Deduction for Corporations

Because the Fund's income may include corporate dividends, if the shareholder is a corporation, a percentage of the dividends paid by the Fund may qualify for the dividends-received deduction. You will be permitted in some circumstances to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculations.

                             INVESTMENT PERFORMANCE

For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to relevant indices, in advertisements or in reports to shareholders, The Fund states performance in terms of total return or yield. Both "total return" and "yield" figures are based on the historical performance of the Fund, show the performance of a hypothetical investment and are not intended to indicate future performance.

Yield Information

From time to time, the Fund may advertise a yield figure. A portfolio's yield is a way of showing the rate of income the portfolio earns on its investments as a percentage of the portfolio's share price. Under the rules of the SEC, yield must be calculated according to the following formula:

                            6
           Yield = 2[(a-b+1)-1]
                      ---
                      cd

Where:

a     =    dividends and interest earned during the period.
b     =    expenses accrued for the period (net of reimbursements).
c     =    the average  daily number of shares  outstanding  during the period  that were entitled to receive dividends.
d     =    the  maximum  offering  price per share on the last day of the period.

The Fund's yield, as used in advertising, is computed by dividing the Fund's interest and dividend income for a given 30-day period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the Fund's NAV at the end of the period and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond mutual funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses generally are excluded from the calculation. Income calculated for the purpose of calculating the Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a fund may differ from the rate of distributions the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

Total Return Performance

Under the rules of the SEC, fund advertising performance must include total return quotes, "T" below, calculated according to the following formula:

                 n
           P(1+T) = ERV

Where:

P     =    a  hypothetical  initial  payment $1,000
T     =    average annual total return
n     =    number of years (l, 5 or 10)
ERV   =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

The average annual total return will be calculated under the foregoing formula and the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover prescribed periods. When the period since inception is less than one year, the total return quoted will be the aggregate return for the period. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at NAV as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the prescribed periods (or fractional portions thereof) that would equate the initial amount invested to the ending redeemable value.

Prior to June 12, 2001, the Fund only offered one class of shares, the Institutional Class of shares. Based on the foregoing, the average annual total returns for the Institutional Class of shares of the Fund for the period ended August 31, 2001 was:

      One Year       Five Years     Ten Years       Since
      Period Ended   Period Ended   Period Ended    Inception to
      8/31/2001      8/31/2001      8/31/2001       8/31/2001 (1)
      ----------     ----------     -----------     -------------

      (57.49%)       N/A            N/A             (41.36%)
      (59.93%)(2)    N/A            N/A             (43.62%)(2)

(1) Commencement of operations was March 1, 2000 for the Institutional Class of shares of the Fund.
(2) These returns represent the performance of the Fund but they have been restated to include the effect of the maximum 5.75% front-end sales charge payable on purchases of Class A Shares.

The Fund may also from time to time include in such advertising an aggregate total return figure or an average annual total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. The Fund may quote an aggregate total return figure in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or with the performance of various indices including, but not limited to, the Dow Jones Industrial Average, the Standard & Poor's 500 Stock Index, Russell Indices, the Value Line Composite Index, the Lehman Brothers Bond, Government Corporate, Corporate and Aggregate Indices, Merrill Lynch Government & Agency Index, Merrill Lynch Intermediate Agency Index, Morgan Stanley Capital International Europe, Australia, Far East Index or the Morgan Stanley Capital International World Index. For such purposes, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $1,000 in shares of the Fund and assuming the reinvestment of each dividend or other distribution at NAV on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. To calculate its average annual total return, the aggregate return is then annualized according to the SEC's formula for total return quotes outlined above.

The Fund may also advertise the performance rankings assigned by various publications and statistical services, including but not limited to, SEI, Lipper Mutual Fund Performance Analysis, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, and any other data which may be reported from time to time by Dow Jones & Company, Morningstar, Inc., Chase Investment Performance, Wilson Associates, Stanger, CDA Investment Technologies, Inc., the Consumer Price Index ("CPI"), The Bank Rate Monitor National Index, or IBC/Donaghue's Average U.S. Government and Agency, or as appears in various publications, including but not limited to, The Wall Street Journal, Forbes, Barron's Fortune, Money Magazine, The New York Times, Financial World, Financial Services Week, USA today and other national or regional publications.

                              FINANCIAL INFORMATION

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting the Fund directly at:

                             THE WORLD FUNDS, INC.
                          1500 Forest Avenue, Suite 223
                            Richmond, Virginia 23229
                            TELEPHONE: (800) 527-9525

                      E-MAIL: mail@shareholderservices.com

The Annual Report for the fiscal period ended August 31, 2001 has been filed with the SEC. The financial statements contained in the Annual Report are incorporated by reference into this SAI. The financial statements and financial highlights for the Fund included in the Annual Report have been audited by the Fund's independent auditors, Tait, Weller and Baker, whose report thereon also appears in such Annual Report and is also incorporated herein by reference. No other parts of the Annual Report are incorporated by reference herein. The financial statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                           PART C - OTHER INFORMATION

ITEM 23.   Exhibits

(a)   Articles of Incorporation.

      (1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997.

      (2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund.

      (3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and the New Market Fund.

      (4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000.

      (5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the GenomicsFund.com.

      (6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund.

      (7) Articles Supplementary dated April 14, 2000, as filed with the State of Maryland on June 2, 2000, creating the Monument EuroNet Fund, are incorporated herein by reference to Exhibit No. 23(a)(2)(f) of Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the U.S. Securities and Exchange Commission (the "SEC") on May 12, 2000 ("PEA No. 11").

      (8) Articles Supplementary dated May 24, 2000, as filed with the State of Maryland on June 6, 2000, increasing the authorized shares of the Registrant from 500,000,000 to 750,000,000, are incorporated herein by reference to Exhibit No. 23(a)(2)(g) of Post-Effective Amendment No. 12 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on August 18, 2000 ("PEA No. 12").

      (9) Articles Supplementary dated October 4, 2000, as filed with the State of Maryland on October 5, 2000, reclassifying shares of the Global e Fund into Class A and Class B Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(h) of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-lA (File Nos. 333-29289/811-8255), as filed with the SEC on October 25, 2000 ("PEA No. 13").

      (10) Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating Newby's Ultra Fund.

      (11) Articles of Amendment dated January 10, 2001, as filed with the State of Maryland on January 30, 2001, changing the name of Newby's Ultra Fund to the Newby Fund, are incorporated herein by reference to Exhibit No. 23(a)(3)(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on March 13, 2001 ("PEA
           No. 15").

      (12) Articles of Amendment dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, renaming the existing classes of shares of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and the GenomicsFund.com as Class Y Shares, are incorporated herein by reference to Exhibit No. 23(a)(3)(b) of PEA No. 15.

      (13) Articles Supplementary dated March 9, 2001, as filed with the State of Maryland on March 12, 2000, reclassifying certain of the authorized but unissued shares of the existing class of shares of each of the Sand Hill Portfolio Manager Fund, the CSI Equity Fund and the GenomicsFund.com as Class A, Class B and Class C Shares, are incorporated herein by reference to Exhibit No. 23(a)(2)(j) of PEA No. 15.

(b)   By-Laws.

      The By-Laws of the Registrant are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(c)   Instruments Defining Rights of Security Holders.

      See Article FIFTH and Article SEVENTH, Section 2 of the Articles of Incorporation, which are filed herewith as Exhibit No. 23(a)(1); and
      Article II, Article III and Article XI of the By-laws, which are incorporated herein by reference to Exhibit B of the Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

(d)   Investment Advisory Contracts.

      (1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund.

      (2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund.

      (3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant on behalf of the CSI Fixed Income Fund.

      (4) Investment Advisory Agreement dated March 1, 2000 between xGENx, LLC and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit No. 23(d)(6) of PEA No. 11.

      (5) Investment Advisory Agreement dated May 1, 2000 between Global Assets Advisors, Inc. and the Registrant on behalf of the Global e Fund is incorporated herein by reference to Exhibit No. 23(d)(7) of PEA No. 11.

      (6)  Monument EuroNet Fund.

           (a) Investment Management Agreement dated June 19, 2000 between Vernes Asset Management, LLC and the Registrant on behalf of the Monument EuroNet Fund.

           (b) Sub-Advisory Agreement dated June 19, 2000 between Vernes Asset Management, LLC and SA Financiere Rembrandt on behalf of the Monument EuroNet Fund.

           (c) Sub-Advisory Agreement dated June 19, 2000 between Vernes Asset Management, LLC and Monument Advisors, Ltd on behalf of the Monument EuroNet Fund.

      (7)  New Market Fund.

           (a) Investment Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5 to the Registrant's Registration Statement on Form N-1A (File No. 811-8255) as filed with the SEC on December 30, 1998 ("Amendment No. 5").

           (b) Sub-Advisory Agreement dated September 21, 1998 between Virginia Management Investment Corporation and The London Company of Virginia on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(d)(5) to Amendment No. 5.

      (8) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund.

      (9) Investment Advisory Agreement dated December 29, 2000 between xGENx, LLC and the Registrant on behalf of the Newby Fund.

(e)   Underwriting Contracts.

      (1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, New Market Fund and Newby Fund.

      (2) Distribution Agreement dated May 1, 2000 between International Assets Advisory Corporation and the Registrant on behalf of the Class A Shares of the Global e Fund.

      (3) Distribution Agreement dated September 6, 2000 between FDCC and the Registrant on behalf of the Class B Shares of the Global e Fund.

      (4) Distribution Agreement dated June 19, 2000 between FDCC, Monument Distributors, Inc. and the Registrant on behalf of the Monument EuroNet Fund.

(f)   Bonus or Profit Sharing Contracts.

      Not Applicable.

(g)   Custodian Agreements.

      (1) Custodian Agreement dated October 28, 1998 between Brown Brothers Harriman & Co. ("BBH") and the Registrant is incorporated herein by reference to Exhibit No. 23(g)(3) of Amendment No. 5.

      (2) Amendment dated December 29, 2000 to the Custodian Agreement dated October 28, 1998 between BBH and the Registrant.

      (3) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant.

      (4) Amendment dated December 29, 2000 to the Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant.

(h)   Other Material Contracts.

      (1)  Administrative Services.

           (a) Administrative Services Agreement dated August 19, 1997 between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager Fund.

           (b) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Equity Fund.

           (c) Administrative Services Agreement dated October 14, 1997 between CSS and the Registrant on behalf of the CSI Fixed Income Fund.

           (d) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the Third Millennium Russia Fund is incorporated herein by reference to Exhibit No. 23(h)(5) of Amendment No. 5.

           (e) Administrative Services Agreement dated September 28, 1998 between CSS and the Registrant on behalf of the New Market Fund is incorporated herein by reference to Exhibit No. 23(h)(6) of Amendment No. 5.

           (f) Administrative Services Agreement dated March 1, 2000 between CSS and the Registrant on behalf of GenomicsFund.com is incorporated herein by reference to Exhibit 23(h)(2)(f) of PEA No. 11.

           (g) Administrative Services Agreement dated May 1, 2000 between CSS and the Registrant on behalf of the Global e Fund.

           (h) Administrative Services Agreement dated June 19, 2000 between CSS and the Registrant on behalf of the Monument EuroNet Fund.

           (i) Administrative Services Agreement dated December 29, 2000 between CSS and the Registrant on behalf of the Newby Fund.

      (2)  Transfer Agency.

           (a) Transfer Agency Agreement dated August 19, 1997 between Fund Services, Inc. and the Registrant.

           (b) Transfer Agency Services Agreement dated June 20, 2000 between PFPC Inc. and the Registrant on behalf of the Monument EuroNet Fund.

      (3)  Fund Accounting.

           (a) Accounting Services Agreement dated July 1, 2000 between Commonwealth Fund Accounting and the Registrant on behalf of the Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, New Market Fund, GenomicsFund.com and Newby Fund is incorporated herein by reference to Exhibit No. 23(h)(3)(d) of PEA No. 12.

           (b) Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia Fund.

           (c) Accounting Agency Agreement dated April 12, 2000 between BBH and the Registrant on behalf of the Global e Fund.

           (d) Accounting Agency Agreement dated June 1, 2000 between BBH and the Registrant on behalf of the Monument EuroNet Fund.

      (4)  Expense Limitation Agreements.

           (a) Expense Limitation Agreement between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund.

           (b) Expense Limitation Agreement between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Fixed Income Fund.

           (c) Expense Limitation Agreement between xGENx, LLC and the Registrant on behalf of GenomicsFund.com.

           (d) Expense Limitation Agreement between Global Asset Advisers, Inc. and the Registrant on behalf of the Global e Fund.

           (e) Expense Limitation Agreement between Vernes Asset Management, LLC and the Registrant on behalf of the Monument EuroNet Fund.

           (f) Expense Limitation Agreement between Virginia Management Investment Corporation and the Registrant on behalf of the New Market Fund.

           (g) Expense Limitation Agreement between Third Millennium Investment Advisers, LLC, Commonwealth Capital Management, Inc., FDCC, CSS and the Registrant on behalf of the Third Millennium Russia Fund.

           (h) Expense Limitation Agreement between FDCC and the Registrant on behalf of the Service Shares of the Newby Fund.

(i)   Legal Opinion.

      Consent of Counsel of Greenberg Traurig, LLP.

(j)   Other Opinions.

      Consent of Tait Weller and Baker.

(k)   OMITTED FINANCIAL STATEMENTS.

      Not Applicable.

(l)   Initial Capital Agreements.

      Not Applicable.

(m)   Rule 12b-1 Plan.

      (1)  Sand Hill Portfolio Manager Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(b) of PEA No. 15.

           (c) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(8)(c) of PEA No. 15.

      (2)  CSI Equity Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(a) of PEA No. 15.

           (b) The Distribution and Services Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(9)(c) of PEA No. 15.

      (3)  GenomicsFund.com.

           (a) The Distribution Plan for Class Y Shares is incorporated herein by reference to Exhibit No. 23(m)(3) of PEA No. 11.

           (b) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(a) of PEA No. 15.

           (c) The Distribution and Service Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(b) of PEA No. 15.

           (d) The Distribution and Service Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(10)(c) of PEA No. 15.

      (4)  Global e Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(6)(a) of PEA No. 12.

           (b) The Distribution Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(6)(b) of PEA No. 12.

      (5)  Monument EuroNet Fund.

           (a) The Distribution Plan for Class A Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(a) of PEA No. 11.

           (b) The Distribution Plan for Class B Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(b) of PEA No. 11.

           (c) The Distribution Plan for Class C Shares is incorporated herein by reference to Exhibit No. 23(m)(5)(c) of PEA No. 11.

      (6)  New Market Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(2) of Amendment No. 5.

      (7)  Third Millennium Russia Fund.

           (a) The Distribution Plan is incorporated herein by reference to Exhibit No. 23(m)(1) Amendment No. 5.

      (8)  Newby Fund.

           (a) The Distribution Plan for Service Class Shares is incorporated herein by reference to Exhibit No. 23(m)(7)(a) of PEA No. 13.

           (b) The Shareholder Services Agreement is incorporated herein by reference to Exhibit No. 23(m)(7)(b) of PEA No. 13.

(n)   Rule 18f-3 Plan.

      (1) Rule 18f-3 Multiple Class Plan for the Monument EuroNet Fund is incorporated herein by reference to Exhibit No. 23(n) of PEA No. 11.

      (2) Rule 18f-3 Multiple Class Plan for the Global e Fund is incorporated herein by reference to Exhibit No. 23(n)(2) of PEA No. 12.

      (3) Rule 18f-3 Multiple Class Plan for the Sand Hill portfolio Manager Fund is incorporated herein by reference to Exhibit No. 23(n)(3) of PEA No. 15.

      (4)  Rule 18f-3 Multiple Class Plan for the CSI Equity Fund.

      (5)  Rule 18f-3 Multiple Class Plan for GenomicsFund.com.

      (6)  Rule 18f-3 Multiple Class Plan for the Newby Fund.

(o)   Reserved.

(p)   Codes of Ethics.

      (1) The Code of Ethics of the Registrant, FDCC (the distributor for the Registrant), Vernes Asset Management, LLC (the investment adviser to the Monument EuroNet Fund), SA Financiere Rembrandt (the sub-adviser to the Monument EuroNet Fund), Virginia Management Investment Corporation (the investment adviser to the New Market Fund), The London Company of Virginia (the sub-adviser to the New Market Fund), CSI Capital Management, Inc. (the investment adviser to the CSI Equity Fund and CSI Fixed Income Fund) and Third Millennium Investment Advisors, LLC (the investment adviser to the Third Millennium Russia Fund) is incorporated herein by reference to Exhibit No. 23(p)(1) of PEA No. 11.

      (2) The Code of Ethics of Monument Advisors, Ltd. (sub-adviser to the Monument EuroNet Fund) and Monument Distributors, Inc. (distributor for the Monument EuroNet Fund) is incorporated herein by reference to Exhibit No. 23(p)(4) of PEA No. 11.

      (3) The Code of Ethics of International Assets Advisory Corporation (the distributor for the Class A Shares of the Global e Fund) is incorporated herein by reference to Exhibit No. 23(p)(6) of PEA No. 12.

      (4) The Code of Ethics of Global Assets Advisors, Inc. (the investment advisor to the Global e Fund) is incorporated herein by reference to Exhibit No. 23(p)(7) of PEA No. 12.

      (5) The Code of Ethics of Sand Hill Advisors, Inc. (the investment adviser to the Sand Hill Portfolio Manager Fund) is incorporated herein by reference to Exhibit No. 23(p)(8) of PEA No. 12.

      (6) The Code of Ethics of xGENx, LLC (the investment adviser to GenomicsFund.com and the Newby Fund) is incorporated herein by reference to Exhibit No. 23(p)(5) of PEA No. 15.

(q)   Powers-of-Attorney.

      The Power-of-Attorney for each of Messrs. Samuel Boyd, Jr., Paul M. Dickenson and William E. Poist are each incorporated herein by reference to Exhibit O of Registrant's Registration Statement on Form N-1A (File Nos. 333-29289/811-8255), as filed with the SEC on June 16, 1997.

Item 24. Persons Controlled by or Under Common Control with the Fund.

           None.

Item 25.   Indemnification.

      Reference is made to Article EIGHTH of the Registrant's Articles of Incorporation, filed herewith as Exhibit 23(a)(1). Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defenses of any action, suite or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of counsel the matter has been settled by controlling precedent, submit to court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.   Business and Other Connections of the Investment
           Adviser.

      The list required by this Item 26 as to any other business, profession, vocation or employment of a substantial nature in which each of the investment advisers and sub-advisers, and each director, officer or partner of such investment advisers or sub-advisers, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner or trustee, is incorporated herein by reference to Schedules A and D of each investment adviser's or sub-adviser's Form ADV listed opposite such investment adviser's or sub-adviser's name below, which is currently on file with the SEC as required by the Investment Advisers Act of 1940, as amended.

Name of Investment Adviser/Sub-Adviser         Form ADV File Number

Sand Hill Advisors, Inc.                       801-17601
CSI Capital Management, Inc.                   801-14549
Third Millennium Investment Advisors, LLC 801-55720
Virginia Management Investment Corporation     801-55697
The London Company of Virginia                 801-46604
xGENx, LLC                                     801-57224
Global Assets Advisors, Inc.                   801-46753
Vernes Asset Management, LLC                   801-57651
SA Financiere Rembrandt                        801-
Monument Advisors, Ltd.                        801-

Item 27.   Principal Underwriters.

(a)  (1)   First Dominion Capital Corp., also acts as underwriter to Vontobel
           Funds, Inc.

      (2) International Assets Advisory Corporation only acts as underwriter to the Class A Shares of the Registrant's Global e Fund.

      (3) Monument Distributors, Inc. also acts as underwriter to Monument Series Fund, Inc.

(b)   (1)  First Dominion Capital Corp.

           The information required by this Item 27(b) with respect to each director, officer or partner of FDCC is incorporated herein by reference to Schedule A of Form BD, filed by FDCC with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-33719).

      (2)  International Assets Advisory Corporation.

           The information required by this Item 27(b) with respect to each director, officer or partner of International Assets Advisory Corporation is incorporated herein by reference to Schedule A of Form BD, filed by International Assets Advisory Corporation with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-___________).

      (3)  Monument Distributors, Inc.

           The information required by this Item 27(b) with respect to each director, officer or partner of Monument Distributors, Inc. is incorporated herein by reference to Schedule A of Form BD, filed by Monument Distributors, Inc. with the SEC pursuant to the Securities Exchange Act of 1934, as amended (File No. 8-_______).

(c)   Not Applicable.

Item 28.   Location Of Accounts And Records.

           The accounts, books or other documents of the Registrant required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are kept in several locations:

(a)   Sand Hill Advisors, Inc.
      3000 Sand Hill Road
      Building 3, Suite 150
      Menlo Park, CA 94025
      (records relating to its function as investment adviser to the Sand Hill Portfolio Manager Fund).

(b)   CSI Capital Management
      445 Bush Street, 5th Floor
      San Francisco, CA 94108
      (records relating to its function as investment adviser to the CSI Equity Fund and CSI Fixed Income Fund).

(c)   Third Millennium Investment Advisors, LLC
      1185 Avenue of the Americas
      New York, NY 10036
      (records relating to its function as investment adviser to the Third Millennium Russia Fund).

(d)   Virginia Management Investment Corporation
      7800 Rockfalls Drive
      Richmond, VA  23255
      (record relating to its function as investment adviser to the New Market
      Fund).

(e)   The London Company
      Riverfront Plaza, West Tower
      901 E. Byrd Street, Suite 1350A
      Richmond, VA 23219
      (records relating to its function as sub-adviser to the New Market Fund).

(f)   xGENx, LLC
      555 Quince Orchard Road, Suite 610
      Gaithersburg, MD 20878
      (records relating to its function as investment adviser to GenomicsFund.com and the Newby Fund).

(g)   Global Assets Advisors, Inc.
      250 Park Avenue South, Suite 200
      Winter Park, FL 32789
      (records relating to its function as investment adviser to the Global e
      Fund).

(h)   Vernes Asset Management, LLC
      993 Farmington Avenue, Suite 205
      Hartford, CT 06107
      (records relating to its function as investment adviser to the Monument EuroNet Fund).

(i)   SA Financiere Rembrandt
      4, Rue Rembrandt
      Paris, France
      (records relating to its function as sub-adviser to the Monument EuroNet
      Fund).

(j)   Monument Advisors, Ltd.
      7920 Norfolk Avenue, Suite 500
      Bethesda, MD  20814
      (records relating to its function as investment adviser to the Monument EuroNet Fund).

(k)   Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109
      (records relating to its functions as custodian for each Fund and accounting agent to the Third Millennium Russia Fund, Monument EuroNet Fund and Global e Fund).

(l)   Fund Services, Inc.
      1500 Forest Avenue, Suite 111
      Richmond, Virginia 23229
      (records relating to its function as transfer agent to the Funds it services).

(m)   PFPC Inc.
      400 Bellevue Parkway
      Wilmington, Delaware 19809
      (records relating to its function as transfer agent for the Monument EuroNet Fund).

(n)   Commonwealth Shareholder Services, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (Registrant's Articles of Incorporation, By-Laws, Minute Books and records relating to its function as administrator).

(o)   First Dominion Capital Corp.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as distributor for the Funds it services).

(p)   International Assets Advisory Corporation
      250 Park Avenue, South
      Suite 200
      Winter Park, FL 32789
      (records relating to its function as distributor for the Class A Shares of the Global e Fund).

(q)   Monument Distributors, Inc.
      7920 Norfolk Avenue, Suite 500
      Bethesda, MD 20814
      (records relating to its function as distributor for the Monument EuroNet Fund).

(r)   Commonwealth Fund Accounting, Inc.
      1500 Forest Avenue, Suite 223
      Richmond, VA 23229
      (records relating to its function as fund accounting agent for the Funds it services).

Item 29.   Management Services.

           There are no management-related service contracts not discussed in Parts A or B of this Form.

Item 30.   Undertakings.

           None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended and has duly caused this Post-Effective Amendment No. 19 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of Richmond, and the Commonwealth of Virginia on the 24th day of December, 2001.

                               THE WORLD FUNDS, INC.



                               By:  /s/ John Pasco, III
                                    John Pasco, III,
                                    Chairman and Chief Executive Officer

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 19 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

Signature                 Title                Date


/s/ John Pasco, III
John Pasco, III           Director, Chairman        December 24, 2001
                          Chief Executive
                          Officer and Chief
                          Financial Officer


*/s/ Samuel Boyd, Jr.
Samuel Boyd, Jr.               Director             December 24, 2001


*/s/ Paul M. Dickinson
Paul M. Dickinson              Director             December 24, 2001


*/s/ William E. Poist
William E. Poist               Director             December 24, 2001


*By:/s/ John Pasco, III John Pasco, III Attorney-in-fact pursuant to Powers-of-
    Attorney on file.

EXHIBIT NO.     DESCRIPTION

23(a)(1) Articles of Incorporation of The World Funds, Inc.(the "Registrant") dated May 8, 1997, as filed with the State of Maryland Department of Assessments and Taxation ("State of Maryland") on May 9, 1997.

23(a)(2) Articles Supplementary dated July 29, 1997, as filed with the State of Maryland on July 30, 1997, creating the CSI Equity Fund and the CSI Fixed Income Fund.

23(a)(3) Articles Supplementary dated June 19, 1998, as filed with the State of Maryland on June 23, 1998, creating the Third Millennium Russia Fund and the New Market Fund.

23(a)(4) Articles Supplementary dated June 22, 1998, as filed with the State of Maryland on June 24, 1998, increasing the authorized shares of the Registrant from 250,000,000 to 500,000,000.

23(a)(5) Articles Supplementary dated December 9, 1999, as filed with the State of Maryland on March 2, 2000, creating the
                GenomicsFund.com.

23(a)(6) Articles Supplementary dated April 3, 2000, as filed with the State of Maryland on April 27, 2000, creating the Global e Fund.

23(a)(10)       Articles Supplementary dated December 29, 2000, as filed with the State of Maryland on January 8, 2001, creating Newby's Ultra
                Fund.

23(d)(1) Investment Advisory Agreement dated October 25, 2000 between Sand Hill Advisors, Inc. and the Registrant on behalf of the Sand Hill Portfolio Manager Fund.

23(d)(2) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management, Inc. and the Registrant on behalf of the CSI Equity Fund.

23(d)(3) Investment Advisory Agreement dated October 14, 1997 between CSI Capital Management Inc. and the Registrant on behalf of the CSI Fixed Income Fund.

23(d)(6)(a)     Investment Management Agreement dated June 19, 2000 between
                Vernes Asset Management, LLC and the Registrant on behalf of the Monument EuroNet Fund.

23(d)(6)(b)     Sub-Advisory Agreement dated June 19, 2000 between Vernes Asset
                Management, LLC and SA Financiere Rembrandt on behalf of the Monument EuroNet Fund.

23(d)(6)(c)     Sub-Advisory Agreement dated June 19, 2000 between Vernes Asset
                Management, LLC and Monument Advisors, Ltd on behalf of the Monument EuroNet Fund.

23(d)(8) Investment Advisory Agreement dated December 21, 1999 between Third Millennium Investment Advisors, LLC and the Registrant on behalf of the Third Millennium Russia Fund.

23(e)(1) Distribution Agreement dated August 19, 1997 between First Dominion Capital Corp. ("FDCC") and the Registrant on behalf of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, GenomicsFund.com, Third Millennium Russia Fund, New Market Fund and Newby Fund.

23(e)(2) Distribution Agreement dated May 1, 2000 between International Assets Advisory Corporation and the Registrant on behalf of the Class A Shares of the Global e Fund.

23(e)(3) Distribution Agreement dated September 6, 2000 between FDCC and the Registrant on behalf of the Class B Shares of the Global e Fund.

23(e)(4) Distribution Agreement dated June 19, 2000 between FDCC, Monument Distributors, Inc. and the Registrant on behalf of the Monument EuroNet Fund.

23(g)(3) Foreign Custody Manager Delegation Agreement dated June 26, 1998 between BBH and the Registrant.

23(h)(1)(a)     Administrative Services Agreement dated August 19, 1997
                between Commonwealth Shareholder Services, Inc. ("CSS") and the Registrant on behalf of the Sand Hill Portfolio Manager
                Fund.

23(h)(1)(b)     Administrative Services Agreement dated October 14, 1997 between
                CSS and the Registrant on behalf of the CSI Equity Fund.

23(h)(1)(c)     Administrative Services Agreement dated October 14, 1997 between
                CSS and the Registrant on behalf of the CSI Fixed Income Fund.

23(h)(1)(g)     Administrative Services Agreement dated May 1, 2000 between CSS and the Registrant on behalf of the Global e Fund.

23(h)(1)(h)     Administrative Services Agreement dated June 19, 2000 between
                CSS and the Registrant on behalf of the Monument EuroNet Fund.

23(h)(2)(a)     Transfer Agency Agreement dated August 19, 1997 between Fund
                Services, Inc. and the Registrant.

23(h)(2)(b)     Transfer Agency Services Agreement dated June 20, 2000 between
                PFPC Inc. and the Registrant on behalf of the Monument EuroNet
                Fund.

23(h)(3)(b)     Accounting Agency Agreement dated October 28, 1998 between BBH and the Registrant on behalf of the Third Millennium Russia
                Fund.

23(h)(4)(c)     Expense Limitation Agreement between xGENx, LLC and the
                Registrant on behalf of GenomicsFund.com.

23(h)(4)(d)     Expense Limitation Agreement between Global Asset Advisers,
                Inc. and the Registrant on behalf of the Global e Fund.

23(h)(4)(e)     Expense Limitation Agreement between Vernes Asset Management,
                LLC and the Registrant on behalf of the Monument EuroNet Fund.

23(h)(4)(f)     Expense Limitation Agreement between Virginia Management
                Investment Corporation and the Registrant on behalf of the New
                Market Fund.

23(h)(4)(g)     Expense Limitation Agreement between Third Millennium
                Investment Advisers, LLC, Commonwealth Capital Management,
                Inc., FDCC, CSS and the Registrant on behalf of the Third
                Millennium Russia Fund.

23(i)           Consent of Greenberg Traurig, LLP.

23(j)           Consent of Tait Weller and Baker.

23(n)(4)        Rule 18f-3 Multiple Class Plan for the CSI Equity Fund.

23(n)(5)        Rule 18f-3 Multiple Class Plan for GenomicsFund.com.

23(n)(6)        Rule 18f-3 Multiple Class Plan for the Newby Fund.

                                                               EXHIBIT 23(a)(1)

                            ARTICLES OF INCORPORATION
                                 OF
                              THE WORLD FUNDS, INC


      FIRST: The undersigned, Steven M. Felsenstein, whose post office address is One Commerce Square, Philadelphia, Pennsylvania 19103, and being at least eighteen years of age, does hereby cause to be filed these Articles of Incorporation for the purpose of forming a corporation under the General Corporation Law of the State of Maryland.

      SECOND:   The name of the corporation is The World Funds, Inc.

      THIRD: The purpose for which the corporation is formed is to operate as an investment company and to exercise all of the powers and to do any and all of the things as fully and to the same extent as any other corporation incorporated under the laws of the State of Maryland, now or hereinafter in force, including, without limitation, the following:

           1. To purchase, hold, invest and reinvest in, sell, exchange, transfer, mortgage, and otherwise acquire and dispose of securities of every kind, character and description.

           2. To exercise all rights, powers and privileges with reference to or incident to ownership, use and enjoyment of any of such securities, including, but without limitation, the right, power and privilege to own, vote, hold, purchase, sell, negotiate, assign, exchange, transfer, mortgage, pledge or otherwise deal with, dispose of, use, exercise or enjoy any rights, title, interest, powers or privileges under or with reference to any of such securities; and to do any and all acts and things for the preservation, protection, improvement and enhancement in value of any of such securities.

           3. To purchase or otherwise acquire, own, ho1d, sell, exchange, assign, transfer, mortgage, pledge or. Otherwise dispose of, property of all kinds.

           4. To buy, sell, mortgage, encumber, hold, own, exchange, rent or otherwise acquire and dispose of, and to develop, improve, manage, subdivide, and generally to deal and trade in real property, improved and unimproved, and wheresoever situated; and to build, erect, construct, alter and maintain buildings, structures, and other improvements on real property.

           5. To borrow or raise moneys for any of the purposes of the corporation, and to mortgage or pledge the whole or any part of the property and franchises of the corporation, real, personal, and mixed, tangible or intangible, and wheresoever situated.

           6. To enter into, make and perform contracts and undertakings of every kind for any lawful purpose, without limit as to amount.

           7. To issue, purchase, sell and transfer, reacquire, hold, trade and deal in, to the extent permitted under the General Corporation Law of the State of Maryland, capital stock, bonds, debentures and other securities of the corporation, from time to time, to such extent as the Board of Directors shall, consistent with the provisions of these Articles of Incorporation, determine; and to repurchase, re-acquire and redeem, to the extent permitted under the General Corporation Law of the State of Maryland, from time to time, the shares of its own capital stock, bonds, debentures and other securities.

                The foregoing clauses shall each be construed as purposes, objects and powers, and it is hereby expressly provided that the foregoing enumeration of specific purposes, objects and powers shall not be held to limit or restrict in any manner the powers of the corporation, and that they are in furtherance of, and in addition to, and not in limitation of, the general powers conferred upon the corporation by the laws of the State of Maryland or otherwise; nor shall the enumeration of one thing be deemed to exclude another, although it be of like nature, not expressed.

      FOURTH:   The post office address, of the principal office of the
corporation in the State of Maryland is:

                c/o The Corporation Trust, Incorporated
                32 South Street
                Baltimore, Maryland 21202

                The name and post office address of the initial resident agent of the corporation in the State of Maryland is:

                The Corporation Trust, Incorporated
                32 South Street
                Baltimore, Maryland 21202

      FIFTH: The total number of shares of stock which the corporation shall have authority to issue is Two Hundred and Fifty Million (250,000,000) shares of stock, with a par value of One Cent ($.01) per share, to be known and designated as Common Stock, such shares of Common Stock having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000).

                Subject to the provisions of these Articles of Incorporation, the Board of Directors shall have the power to issue shares of Common Stock of the corporation from time to time, at prices not less than the net asset value or par value thereof, whichever is greater, for such consideration in such form as may be fixed from time to time pursuant to the direction of the Board of Directors.

                Pursuant to Section 2-105 of the Maryland General Corporation Law, the Board of Directors of the corporation shall have the power to designate one or more series of shares of Common Stock and sub-series (classes) thereof, and to classify or reclassify any unissued shares with respect to such series or sub-series thereof, and such series and sub-series (subject to any applicable rule, regulation or order of the Securities and Exchange Commission or other applicable law or regulation) shall have such preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as the Board may determine, unless inconsistent with this Article FIFTH.

                Subject to the aforesaid power of the Board of Directors, one series of shares is hereby designated and classified as the Sand Hill Portfolio Manager Fund and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are hereby initially classified and allocated to such series. At any time when there are no shares outstanding or subscribed for a particular series or sub-series previously established and designated herein or by the Board of Directors, the series or sub-series may be eliminated by the Board of Directors by the same means.

                Each share of a series shall have equal rights with each other share of that series with respect to the assets of the corporation pertaining to that series. The dividends payable to the holders of any sub-series (subject to any applicable rules, regulation or order of the Securities and Exchange Commission or any other applicable law or regulation) may be charged with any pro rata portion of distribution expenses paid pursuant to a Plan of Distribution adopted by such sub-series in accordance with Rule l2b-1 under the Investment Company Act of 1940 (or any successor thereto), which dividend shall be determined as directed by the Board and need not be individually declared, but. may .be declared and paid in accordance with a formula adopted by the Board. Except as otherwise provided herein, all references in these Articles of Incorporation to Common Stock or series of stock shall apply without discrimination to the shares of each series of stock.

                The holder of each share of stock of the corporation shall be entitled to one vote for each full share, and a fractional vote for each fractional share of stock then standing in his or her name in the books of the corporation. On any matter submitted to a vote of shareholders, all shares of the corporation then issued arid outstanding and entitled to vote, irrespective of the series, shall be voted in the aggregate and not by series except (1) when otherwise expressly provided by the Maryland General Corporation Law; (2) when required by the Investment Company Act of 1940, as amended, shares shall be voted by individual series, or sub-series; and (3) when the matter does riot affect any interest of any particular series or sub-series, then only shareholders of affected series or sub-series shall be entitled to vote thereon. Holders of shares of stock of the corporation shall not be entitled to cumulative voting in the election of directors or on any other matter.

                Each series of stock of the corporation shall have the following powers, preferences and Participating, voting, or other special rights and the qualifications, restrictions, and limitations thereof shall be as follows:

                1. All consideration received by the corporation for the issue or sale of stock of each series, together with all .income, earnings, profits, and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may he, shall irrevocably belong to the series of shares of stock with respect to which such assets, payments or funds were received by the corporation for all purposes, subject only to the rights of creditors, and shall be so handled upon the books of account of the corporation. Such assets, income, earnings, profit and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof and any assets derived from any reinvestment of such proceeds, in whatever form the same may be, are herein referred to as "assets belonging to" such series.

                2. The Board of Directors may from time to time declare and pay dividends or distributions, in stock or in cash, on any or all series of stock; provided, such dividends or distributions on shares of any series of stock shall be paid only out of earnings, surplus, or other lawfully available assets belonging to such series.

                3. The Board of Directors shall have the power in its discretion ,to distribute to the shareholders of the corporation or to the shareholders of any series thereof in any fiscal year as dividends, including dividends designated in whole or in part as capital gain distributions, amounts sufficient, in the opinion of the Board of Directors, to enable the corporation or any series thereof to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, or any successor or comparable statute thereof, and regulations promulgated thereunder (collectively, the "IRC"), and to avoid liability of the corporation or any series thereof for Federal income tax in respect of that year and to make other appropriate adjustments in connection therewith.

                4. The Board of Directors shall have the power, in its discretion, to make such elections as to the tax status of the corporation or any series or class of the corporation as may he permitted or required under the IRC as presently in effect or as amended, without the vote of shareholders of the corporation or any series thereof.

                5. In the event of the liquidation or dissolution of the corporation, shareholders of each series shall be entitled to receive, as a series, out of the assets of the corporation available for distribution to shareholders, but other than general assets not belonging to any particular series of stock, the assets belonging to such series, and the assets so distributable to the shareholders of any series shall be distributed among such shareholders in proportion to the number of shares of such series held by them and recorded on the books of the corporation. In the event that there are any general assets not belonging to any particular series of stock and available for distribution, such distribution shall be made to the holders of stock of all series in proportion to the net asset value of the respective series determined as hereinafter provided.

                6. The assets belonging to any series of stock shall he charged with the liabilities in respect to such series, and shall also be charged with its share of the general liabilities of the corporation, in proportion to the net asset value of the respective series determined as hereinafter provided. The determination of the Board of Directors shall be conclusive as to the amount of liabilities, including accrued expenses and reserves, as to the allocation of the same as to a given series, and as to whether the same or general assets of the corporation are allocable to one or more series.

                7. The Board of Directors may provide for a holder of any series of stock of the corporation, who surrenders his certificate in good form for transfer to the corporation or, if the shares in question are not represented by certificates, who delivers to the corporation a request in good order signed by the shareholder or otherwise authenticated in the manner required by the corporation, to convert the shares in question on such basis as the Board may provide, into shares of stock of any other series of the corporation.

                8. The holders of the shares of Common Stock or other securities of the corporation shall have no preemptive rights to subscribe to new or additional shares of its Common Stock or other securities.

      SIXTH:    The number of directors of the corporation shall be such
number as may from time to time be fixed by the By-Laws of the corporation or pursuant to authorization contained in such By-Laws; provided, notwithstanding anything herein to the contrary, the Board of Directors shall consist initially of four directors until such time as the number of directors is fixed as stated above. The names of the directors who shall act as such until successors are duly chosen and qualified are: John Pasco, III, Samuel Boyd, Jr., William E. Poist and Paul M. Dickinson.

      SEVENTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the corporation:

                1. The Board of Directors shall have power to fix an initial offering price for the shares of any series which shall yield to the corporation not less than the par value thereof, at which price the shares of the Common Stock of the corporation shall be offered for sale, and to determine from time to time thereafter the offering price which shall yield to the corporation not less than the par value thereof from sales of the shares of its Common Stock; provided, however, that no shares of the Common Stock of the corporation shall be issued or sold for a consideration which shall yield to the corporation less than the net asset value of shares of such series determined as hereinafter provided, as of the business day on which such shares are sold, or at such other times set by the Board of Directors, except in the case of shares. of such Common Stock issued in payment of a dividend properly declared and payable.

                     Notwithstanding anything in these Articles of Incorporation to the contrary, the Board of Directors shall have power to establish in its absolute discretion the basis or method for determining the value of the assets belonging to any class or series, and the net asset value of each share of any class or series of the corporation for purposes of sales, redemptions, repurchases of shares or otherwise.

                     The net asset value of the property and assets of the corporation shall be determined in accordance with the Investment Company Act of 1940, as amended, and with generally accepted accounting principles, and at such times as the Board of Directors may direct, by deducting from the total market or appraised value of all of the property and assets of the corporation, all, debts, obligations and liabilities of the corporation (including, but without limitation of the generality of any of the foregoing, any or all debts, obligations, liabilities or claims of any and every kind and nature, whether fixed, accrued, or unmatured, and any reserves or charges, determined in accordance with generally accepted accounting principles, for any or all thereof, whether for taxes, including estimated taxes or unrealized book profits, expenses, contingencies or otherwise).

                     The net asset value per share of a series of the Common Stock of the corporation shall be determined by adding the total market or appraised value of the property and assets of the relevant series of the corporation, subtracting the liabilities determined by the Board of Directors to be applicable to that series, allocating any general assets and general liabilities to that series, and dividing the net result by the total number of shares of its Common Stock then issued and outstanding for such series, including any shares sold by the corporation up to and including the date as of which such net asset value is to be determined whether or not certificates therefore have actually been issued. In case the net asset value of each share so determined shall include a fraction of one cent, such net asset value of each share shall be adjusted to the nearest full cent.

                2. To the extent permitted by law, and except in the case of a national financial emergency, the corporation shall redeem shares of its Common Stock from its stockholders upon request of the holder thereof received by the corporation or its designated agent during business hours of any business day, provided that such request must be accompanied by surrender of any outstanding certificate or certificates for such shares in form for transfer, together with such proof of the authenticity of signatures as may reasonably be required on such shares (or, on such request in the event no certificate is outstanding) by, or pursuant to the direction of the Board of Directors of the corporation, and accompanied by proper stock transfer stamps, if any. Shares redeemed upon any such request shall be purchased by the corporation at the net asset value of such shares determined in the manner provided in Paragraph (1) of this Article SEVENTH, arid in accordance with the redemption' procedures prescribed in the then current Prospectus for the applicable series of shares of the corporation.

                     Payments for shares of its Common Stock so redeemed by the corporation shall be made from the assets of the applicable series in cash, except payment for such shares may, at the option of the Board of Directors, or such officer or officers as they may duly authorize for the purpose in their complete discretion, be made from the assets of that series in kind or partially in cash and partially in kind. In case of any payment in kind the Board of Directors, or their delegate, shall have absolute discretion as to what security or securities of such series shall be distributed in kind and the amount of the same; and the securities shall be valued for purposes of distribution at the value at which they were appraised in computing the current net asset value of the series of the corporation's shares, provided that any stockholder who cannot legally acquire securities so distributed in kind by reason of the prohibitions of the Investment Company Act of 1940, as amended, shall receive cash.

                     Payment for shares of its Common Stock so redeemed by the corporation shall be made by the corporation as provided above within seven days after the date which such shares are deposited in good order, and after satisfactory compliance with applicable requirements; provided, however, that if payment shall be made by delivery of assets of the corporation, as provided above, any securities to be delivered as part of such payment shall be delivered as promptly as any necessary transfers of such securities on the books of the several corporations whose securities are to be delivered may be made, but not necessarily within such seven day period.

                     The right of any holder of shares of the Common Stock of the corporation to receive dividends thereon and all other rights of such stockholder with respect to the shares so redeemed by the corporation shall cease and determine from and after the time as of which the purchase price of such shares shall be fixed, as provided above, except the right of such stockholder to receive payment for such shares as provided for herein.

                     For the purposes of these Articles of Incorporation, a "national financial emergency" is defined as the whole or any part of any period
(i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the corporation of securities owned by such series is not reasonably practicable or it is not reasonably practicable for the corporation fairly to determine the value of the net assets of such series, or (iv) during any other period when the Securities and Exchange Commission (or any succeeding governmental authority) may for the protection of security holders of the corporation by order permit suspension of the right of redemption or postponement of the date of payment on redemption; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (ii), (iii), or (iv) exist. The Board of Directors may, in its discretion, declare the suspension described in (iv) above at an end, and such other suspension relating to a national financial emergency shall terminate as the case may be on the first business day on which said Stock Exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which in the absence of an official ruling by said Commission or succeeding authority, the determination of the Board of Directors shall be conclusive).

                3. The Board of Directors may, from time to time, without the vote or consent of stockholders, establish uniform standards with respect to the minimum net asset value of a stockholder account or a minimum investment which may be made by a stockholder. The Board of Directors may authorize the closing of those stockholder accounts not meeting the specified minimum standards of net asset value by redeeming all of the shares in such accounts, provided there is mailed to each affected stockholder account, at least thirty (30) days prior to the planned redemption date, a notice setting forth the minimum account size requirement and the date on which the account will be closed if the minimum size requirement is not met prior to said closing date.

      EIGHTH: (a) To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the corporation shall have any liability to the corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                (b) No provision of this Article shall be effective to protect or purport to protect any director or officer of the corporation against any liability to the corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                (c) References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No amendment to the Articles of Incorporation of the corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

      NINTH: Subject to the Investment Company Act of 1940, as amended, each of the following actions, to the extent required to be approved by the shareholders under Maryland General Corporation Law, shall be approved by a majority of all votes entitled to be cast on the matter:

                (i)  Amendment or amendment and restatement of the Articles;

                (ii) Reduction of stated capital;

                (iii)Consolidation, merger, share exchange or transfer of assets;

                (iv) Distribution in partial liquidation; or

                (v)  Voluntary dissolution.

      TENTH: The corporation expressly reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, and all rights, contract and otherwise, conferred herein upon the stockholders are granted subject to such reservation.

      ELEVENTH: The corporation expressly agrees and acknowledges that the name "The World Funds, Inc." is the sole property of Commonwealth Shareholder Services, Inc., ("CSS"), that similar names may be used. by funds in the investment business which are affiliated with CSS, and that the corporation's use of such name is with permission of CSS. The corporation further expressly agrees and acknowledges that its use of such name may be terminated by CSS if the corporation ceases to use CSS as its administrator (or to use affiliates of CSS for such purposes). The corporation further expressly agrees and acknowledges that in such event CSS may require the corporation to present to its shareholders, at the next annual or special meeting of the corporation held after such request, a proposal to change the name of the corporation to delete reference to the name "The World Funds." The corporation further expressly agrees and acknowledges in such event to use its best efforts to comply promptly with such request to change its name and that the Board of Directors of the corporation shall recommend such a proposal to its shareholders. The corporation further expressly acknowledges and agrees, upon shareholder approval of such a proposal, to make and cause to be made such filings to effect the change of name as may be necessary with the State of Maryland, the United States Securities and Exchange Commission, or other regulatory authorities.

      IN WITNESS WHEREOF, the undersigned incorporator of The World Funds, Inc. who executed the foregoing Articles of Incorporation hereby acknowledges the same to be his act and further acknowledges that, to the best of his knowledge the matters and facts set forth therein are true in all material respects, under the penalties of perjury.

      Dated the 8th day of May, 1997.



                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein

                                                               EXHIBIT 23(a)(2)



                             THE WORLD FUNDS, INC.

                             Articles Supplementary

      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on June 10, 1997, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the CSI Fixed Income Fund series of the Corporation; and (ii) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the CSI Equity Fund series of the Corporation.

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Two Million Five Hundred Thousand Dollars ($2,500,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000)

      One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such Dollars ($500,000);

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      THIRD: The shares of the CSI Fixed Income Fund series and the shares of the CSI Equity Fund series shall have such preferences; conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of Sand Hill Portfolio Manager Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation..

      IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 29th day of July, 1997.


                              The World Funds, Inc.



                             By /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer



WITNESS:



/s/  Mary T. Pasco
Name:  Mary T. Pasco
Title:  Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the

The foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                               /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer

Attest:

/s/ Marty T. Pasco
Mary T. Pasco
Assistant Secretary

                                                               EXHIBIT 23(a)(3)



                             THE WORLD FUNDS, INC.

                             Articles Supplementary



        The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on June 19, 1998, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Third Millennium Russia Fund series of the Corporation; and (ii) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the New Market Fund series of the Corporation.

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Two Million Five Hundred Thousand Dollars ($2,500,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Two Hundred Fifty Million (250,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000):

      One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000)

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500, 000)

      One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      THIRD: The shares of the Third Millennium Russia Fund series and the shares of the New Market Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications1 terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of the Third Millennium Russia Fund series and the New Market Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.


      IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 19 day of June, 1998.


                                 The World Funds, Inc.



                                 By  /s/ John Pasco, III
                                   John Pasco, III
                                   Chairman and Chief Executive Officer


WITNESS:

/s/ Mary T. Pasco
Name:  Mary T. Pasco
Title:    Assistant Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                                    /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman and Chief Executive Officer

Attest:



/s/ Mary T. Pasco
Assistant Secretary

                                                               EXHIBIT 23(a)(4)



                             THE WORLD FUNDS, INC.

                             ARTICLES SUPPLEMENTARY
                                       TO
                            ARTICLES OF INCORPORATION



      The World Funds, Inc. a Maryland corporation having its principal office in Baltimore, Maryland (the "Corporation"), hereby certifies, in accordance with
Section 2-208 and Section 2-208.1 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Corporation has authority to issue a total of Two Hundred Fifty Million (250,000,000) shares of common stock with a par value of One Cent ($.01) per share of the Corporation (the "Common Stock"), having an aggregate par value of Two Million Five Hundred Thousand Dollars ($2,500,000). Of such Two Hundred Fifty Million (250,000,000) shares of Common Stock, Fifty Million (50,000,000) shares have been allocated to the Sand Hill Portfolio Manager Fund series of the Common Stock, Fifty Million (50,000,000) shares have been allocated to the CSI Equity Fund series of the Common Stock, Fifty Million (50,000,000) shares have been allocated to the CSI Fixed Income Fund series of the Common Stock, Fifty Million (50,000,000) shares have been allocated to the Third Millennium Russia Fund series of the Common Stock and Fifty Million (50,000,000) shares have been allocated to the New Market Fund series of the Common Stock.

      SECOND: The Board of Directors of the Corporation, at a meeting held on June 22, 1998, adopted resolutions increasing the aggregate number of shares of Common Stock that the Corporation has authority to issue from Two Hundred Fifty Million (250,000,000) shares to Five Hundred Million (500,000,000) shares.

      THIRD: As a result of the aforesaid increase in the authorized Common Stock, the Corporation has authority to issue Five Hundred Million (500,000,000) shares of Common Stock with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000). Of such Five Hundred Million (500,000,000) shares of Common Stock, Two Hundred Fifty Million (250,000,000) shares of the Common Stock have been allocated as follows: (1) Fifty Million (50,000,000) shares have been allocated to the Sand Hill Portfolio Manager Fund series, (2) Fifty Million (50,000,000) shares have been allocated to the CSI Equity Fund series, (3) Fifty Million (50,000,000) shares have been allocated to the CSI Fixed Income Fund series, (4) Fifty Million (50,000,000) shares have been allocated to the Third Millennium Russia Fund series, and (5) Fifty Million (50,000,000) shares have been allocated to the New Market Fund series.

      FOURTH: The shares of the Sand Hill Portfolio Manager Fund series, the CSI Equity Fund series, the CSI Fixed Income Fund series, the Third Millennium Russia Fund series and the New Market Fund series shall have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, all as set forth in the Articles of Incorporation of the Corporation.

      FIFTH:    The Corporation is registered as an open-end management
investment company under the Investment Company Act of 1940, as amended.

      SIXTH: The total number of shares of Common Stock that the Corporation has authority to issue has been increased by the Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law.

      SEVENTH: These Articles Supplementary shall become effective immediately upon filing.

      IN WITNESS WHEREOF, The World Funds, Inc. has caused these Articles Supplementary to be signed in its name and on its behalf by its Chairman and attested by its Assistant Secretary on this 22nd day of June, 1998.


                                THE WORLD FUNDS, INC.



                                BY:  /s/ John Pasco, III
                                    Chairman



ATTEST:

/s/ Mary T. Pasco
Assistant Secretary

THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under penalties of perjury.



                                /s/ John Pasco, III
                                 John Pasco, III
                                Chairman and Chief Executive Officer



Attest:



/s/ Mary T. Pasco
Assistant Secretary

                                                               EXHIBIT 23(a)(5)



                             THE WORLD FUNDS, INC.


                             Articles Supplementary



     The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on December 9, 1999, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Shock with a par value of One Cent ($.01) per share to the GenomicsFund.com series of the Corporation.

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Five Million Dollars ($5,000,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Equity Fund series and (Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); arid

      One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common stock (par value $.01 per share) were classified and allocated to such series, with in aggregate par value of Five Hundred Thousand Dollars ($500,000) ; and

      One series of shares was designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value #.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500, 000); and

           (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars $5,000, 000):

      One series of shares is designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares off common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000)

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500, 000);

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500, 000);

      One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      THIRD: The shares of the GenomicsFund.com series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of the GenomicsFund.com series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.



      IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 9th day of December, 1999.


                              The World Funds, Inc.



                             By /s/ John Pasco, III
                           John Pasco, III
                           Chairman and Chief Executive Officer

WITNESS:


/s/ Darryl S. Peay
Name:  Darryl S. Peay
Title:    Assistant Secretary

      THE UNDERSIGNED, Chairman arid Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.




                               /s/ John Pasco, III
                           John Pasco, III
                           Chairman and Chief Executive Officer



Attest:



/s/ Darryl S. Peay
Assistant Secretary

                                                               EXHIBIT 23(a)(6)



                             THE WORLD FUNDS, INC.

                             Articles Supplementary


      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

      FIRST: The Board of Directors of the Corporation, at a meeting held on April 14, 2000, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Global e Fund series of the Corporation.

      SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate value of Five Million Dollars ($5,000,000):

      One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

      One series of shares was designated as the Genomics.Fund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

                (b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Five Hundred Million (500,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Five Million Dollars ($5,000,000)

      One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000)

      One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

        One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share)
                      are classified and allocated to such
series, with an aggregate par value of Five Hundred Thousand Dollars
($500,000);

       One series of shares is designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

      THIRD: The shares of the Global e Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

      FOURTH: The aforesaid shares of the Global e Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.

       IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 3rd day of April, 2000.

                              The World Funds, Inc.

                             By /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer
  WITNESS:

/s/ Darryl S. Peay
Name:  Darryl S. Peay
Title:    Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                               /s/ John Pasco, III
                                 John Pasco, III
                               Chairman and Chief Executive Officer

Attest:



/s/ Darryl S. Peay
Assistant Secretary

                                                              EXHIBIT 23(a)(10)



                             THE WORLD FUNDS, INC.
                             Articles Supplementary



      The World Funds, Inc., a Maryland corporation having an office in Baltimore, Maryland (the "Corporation") and an open-end investment company registered under the Investment Company Act of 1940, as amended, hereby certifies, in accordance with Section 2-208 of the Maryland General Corporation Law, to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Board of Directors of the Corporation, at a meeting held on October 10, 2000, adopted resolutions classifying and allocating unallocated and unissued Common Stock of the Corporation as follows: (i) Fifty Million (50,000,000) shares of Common Stock with a par value of One Cent ($.01) per share to the Newby's ULTPA Fund series of the Corporation, and further reclassifies those shares as follows: Twenty-five Million (25,000,000) shares for Investor Class shares of the series; and Twenty-five Million (25,000,000) shares for Service Class shares of the series.

SECOND: (a) The total number of shares of stock which the Corporation was authorized to issue prior to the aforesaid action was Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.0l) per share, having an aggregate value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares was designated as the Sand Hill Portfolio Manager Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as The New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value S.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value $.0l per share) were classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty-five Million (25,000,000 for Class A shares of the series; and Twenty-five Million (25,000,000) for Class B shares of the series with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares was designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) were classified and allocated to such series, and further reclassified those shares as follows: Twenty-Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

(b) The total number of shares of stock which the Corporation is authorized to issue, following the aforesaid actions, is Seven Hundred Fifty Million (750,000,000) shares of Common Stock, with a par value of One Cent ($.01) per share, having an aggregate par value of Seven Million Five Hundred Thousand Dollars ($7,500,000):

One series of shares is designated as the Sand Hill Portfolio Management Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the CSI Equity Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the CSI Fixed Income Fund series and Fifty Million (50,000,000) shares of Common Stock (par value 5.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the Third Millennium Russia Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the New Market Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000);

One series of shares is designated as the GenomicsFund.com series and Fifty Million (50,000,000) shares of Common Stock (par value 5.01 per share) are classified and allocated to such series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000).

One series of shares is designated as the Global e Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows:
Twenty-five Million (25,000,000) shares for Class A shares of the series; and Twenty-five Million (25,000,000) shares for Class B shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Monument EuroNet Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty Million (20,000,000) shares for Class A shares of the series; Fifteen Million (15,000,000) shares for Class B shares of the series; and Fifteen Million (15,000,000) shares for Class C shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

One series of shares is designated as the Newby's ULTRA Fund series and Fifty Million (50,000,000) shares of Common Stock (par value $.01 per share) are classified and allocated to such series, and further reclassified those shares as follows: Twenty-five Million (25,000,000) shares for Investor Class shares of the series; and Twenty-five Million (25,000,000) shares for Service Class shares of the series, with an aggregate par value of Five Hundred Thousand Dollars ($500,000); and

THIRD: The shares of the Newby's ULTRA Fund series shall have such preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, terms and conditions of redemption and other characteristics as are stated in Article FIFTH of the Articles of Incorporation of the Corporation.

FOURTH: With respect to the Newby's ULTRA Fund series, at such times as may be determined by the Board of Directors (or with the authorization of the Board of Directors, the officers and the Corporation) in accordance with the Investment Company Act of 1940, as amended, all other applicable rules and regulations, and as reflected in the registration statement of the Newby's ULTRA Fund, current as of the time such shares are issued.

FIFTH: The aforesaid shares of the Newby's ULTRA Fund series have been duly classified and allocated by the Board of Directors pursuant to the authority and power contained in the charter of the Corporation.


     IN WITNESS WHEREOF, The World Funds, Inc., has caused these Articles Supplementary to be signed in its name and on its behalf this 29th day of December, 2000.

                       The World Funds, Inc.


                       /s/ John Pasco, III
                       John Pasco, III
                      Chairman and Chief Executive Officer

WITNESS:



/s/ Darryl S. Peay
Name:  Darryl S. Peay
Title:    Assistant Secretary

      THE UNDERSIGNED, Chairman and Chief Executive Officer of The World Funds, Inc., who executed on behalf of said Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said Corporation, the foregoing Articles to be the corporate act of said Corporation and further certifies, that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are e in all material respects, under the penalties of perjury.



                                    /s/ John Pasco, III
                                        John Pasco, III
                                     Chairman and Chief Executive Officer


Attest:



/s/ Darryl S. Peay
Darryl S. Peay
Assistant Secretary

                                                               EXHIBIT 23(d)(1)



                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this of October 25, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and SAND HILL ADVISORS, INC. a Delaware Corporation (the "Adviser") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Adviser to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Adviser is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Adviser to act as the adviser to the SAND HILL PORTFOLIO MANAGER FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Adviser. The Fund employs the Adviser to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Adviser's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Adviser's discharge of the foregoing responsibilities.

           The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

           The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Adviser is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Adviser will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Adviser may direct any transaction of the Portfolio to a broker which is affiliated with the Adviser in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Adviser. For the services to be rendered by the Adviser under this Agreement, the Portfolio shall pay to the Adviser, and the Adviser will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1% on the first $100 million of assets; and 0.75% on assets over $100 million.

           All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses.  During the term of this  Agreement,  the Adviser will pay
           ---------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

      a)   Taxes;

      b) Brokerage fees and commissions with regard to portfolio transactions;

      c) Interest charges, fees and expenses of the custodian of the securities;

      d) Fees and expenses of the Fund's transfer agent and the Administrator;

      e)   Its proportionate share of auditing and legal expenses;

      f) Its proportionate share of the cost of maintenance of corporate existence;

      g) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Adviser as that term is defined by law;

      h)   Its proportionate share of the costs of corporate meetings;

      i) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

      j) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

      k) The Advisory fee payable to the Adviser, as provided in paragraph 4 herein;

      l) Costs of recordkeeping (other than investment records required to be maintained by the Adviser), and daily pricing;

      m) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

      n) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Adviser agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Adviser. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Pursuant to comparable agreements, the Fund may also retain the services of the Adviser to serve as the investment Adviser of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Adviser. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Adviser (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Adviser are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Adviser's Name. The Adviser hereby authorizes the Fund to use the name "SAND HILL PORTFOLIO MANAGER FUND" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Sand Hill Portfolio Manager Fund" or any derivation thereof unless the Adviser waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      a)   To the Fund at:     1500 Forest Avenue, Suite 223
                               Richmond, VA 23229

      b)   To the Adviser at:  3000 Sand Hill Road
                               Building Three, Suite 150
                               Menlo Park, CA 94025-7111

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                SAND HILL ADVISORS, INC.


                                BY:  /s/ Gary K. Conway
                                      Gary K. Conway
                                      Chief Executive Officer

                                THE WORLD FUNDS, INC.


                                BY:  /s/ John Pasco, III
                                      John Pasco, III
                                      Chairman

                                                               EXHIBIT 23(d)(2)



                          INVESTMENT ADVISORY AGREEMENT




      Investment Advisory Agreement (the "Agreement") dated October 14, 1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and CSI CAPITAL MANAGEMENT, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the CSI EQUITY FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

           The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish and communicate in writing to the Advisor, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio. The Fund shall provide the Advisor with a copy of each amendment or supplement to the Fund's Form N-lA registration statement promptly after the same is filed with the U.S. Securities and Exchange Commission, and the Fund shall not modify in any material respect any investment objective, policy or restriction of the Fund without providing the Advisor with prior written notice of such proposed change. For purposes of this paragraph only, a writing or a written notice by or from the Fund to the Advisor shall include an oral communication from the Fund to the Advisor that is reduced to writing and provided to the Advisor promptly thereafter.

           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent of the average daily net assets of the Portfolio.

           All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses. During the term of this Agreement, the Advisor will pay
           --------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            1)  Taxes;

            2) Brokerage fees and commissions with regard to portfolio transactions;

            3) Interest charges, fees and expenses of the custodian of the securities;

            4) Fees and expenses of the Fund's transfer agent and the Administrator;

            5)  Its proportionate share of auditing and legal expenses;

            6) Its proportionate share of the cost of maintenance of corporate existence;

            7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            8)  Its proportionate share of the costs of corporate meetings;

            9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;
           10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

           12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

           13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

           If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

           It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its Advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself). The Fund shall indemnify, defend and hold the Advisor harmless from and against any loss, damage, liability, settlement, expense or claim, including, without limitation, attorneys' fees and expenses (collectively, "Claims"), arising out of any actual or alleged (a) untrue statement of a material fact contained in the Fund's Form N-lA registration statement, or in any other communications, advertisements, sales literature, proxy materials, reports, or statements made or furnished by or on behalf of the Fund to any regulatory agency or to investors or potential investors in the Fund (collectively, the "Reports"), or (b) omission of a material fact required to be stated in any Report or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply to any Claim to the extent it is the result of (i) any information furnished by the Advisor to the Fund for the purpose of inclusion in any such Report, or (ii) a breach by the Advisor of any provision of this Agreement. The Advisor shall indemnify, defend and hold the Fund harmless from and against any Claim arising out of the matters specified in clauses (i) or (ii) above.

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "CSI" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "CSI" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

      (a)  To the Fund at:     1500 Forest Avenue
                               Suite 223
                               Richmond, VA 23229

      (b)  To the Advisor at:  One Montgomery Street
                               Suite 2525, Telesis Tower
                               San Francisco, CA 94104

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    CSI CAPITALMANAGEMENT, INC.


                                    By:  /s/ Leland H. Faust
                                          Leland H. Faust
                                          President


                                    THE WORLD FUNDS, INC.


                                    By:  /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman

                                                               EXHIBIT 23(d)(3)



                          INVESTMENT ADVISORY AGREEMENT




      Investment Advisory Agreement (the "Agreement") dated October 14, 1997 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and CSI CAPITAL MANAGEMENT, INC., a California corporation (the "Advisor") and a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the advisor to the CSI FIXED INCOME FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

           The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish and communicate in writing to the Advisor, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio. The Fund shall provide the Advisor with a copy of each amendment or supplement to the Fund's Form N-lA registration statement promptly after the same is filed with the U.S. Securities and Exchange Commission, and the Fund shall not modify in any material respect any investment objective, policy or restriction of the Fund without providing the Advisor with prior written notice of such proposed change. For purposes of this paragraph only, a writing or a written notice by or from the Fund to the Advisor shall include an oral communication from the Fund to the Advisor that is reduced to writing and provided to the Advisor promptly thereafter.

           The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-l under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of one percent of the average daily net assets of the Portfolio.

           All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses. During the term of this Agreement, the Advisor will pay
           --------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

            1)  Taxes;

            2) Brokerage fees and commissions with regard to portfolio transactions;

            3) Interest charges, fees and expenses of the custodian of the securities;

            4) Fees and expenses of the Fund's transfer agent and the Administrator;

            5)  Its proportionate share of auditing and legal expenses;

            6) Its proportionate share of the cost of maintenance of corporate existence;

            7) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

            8)  Its proportionate share of the costs of corporate meetings;

            9) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           10) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           11) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

           12) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

           13) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           14) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

           If the expenses projected to be borne by the Portfolio (exclusive of interest, brokerage commissions, taxes and extraordinary items, but inclusive of Advisory fees) in any fiscal year are expected to exceed any applicable state expense limitation provision to which the Fund is subject, the Advisory fee payable by the Portfolio to the Advisor shall be reduced on each day such fee is accrued to the extent of that day's portion of such excess expenses. The amount of such reduction shall not exceed the actual amount of the Advisory fee otherwise payable in such year. Accruals of expenses and adjustments to advisory fees otherwise payable under this Agreement, and the amounts payable monthly in accordance with this Agreement, shall be adjusted as required from month to month.

           It is understood that the Fund will register its shares in states which impose expense limitations on mutual funds only with the prior written consent of the Advisor and, if consent is granted, the Advisor agrees to reimburse the Fund for any excess expenses incurred over such states' limitation up to a maximum of its advisory fee.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself). The Fund shall indemnify, defend and hold the Advisor harmless from and against any loss, damage, liability, settlement, expense or claim, including, without limitation, attorneys' fees and expenses (collectively, "Claims"), arising out of any actual or alleged (a) untrue statement of a material fact contained in the Fund's Form N-lA registration statement, or in any other communications, advertisements, sales literature, proxy materials, reports, or statements made or furnished by or on behalf of the Fund to any regulatory agency or to investors or potential investors in the Fund (collectively, the "Reports"), or (b) omission of a material fact required to be stated in any Report or necessary to make the statements therein not misleading; provided, however, that the foregoing indemnity shall not apply to any Claim to the extent it is the result of (i) any information furnished by the Advisor to the Fund for the purpose of inclusion in any such Report, or (ii) a breach by the Advisor of any provision of this Agreement. The Advisor shall indemnify, defend and hold the Fund harmless from and against any Claim arising out of the matters specified in clauses (i) or (ii) above.

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "CSI" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "CSI" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below:

           (a)  To the Fund at:     1500 Forest Avenue
                                    Suite 223
                                    Richmond, VA 23229

           (b)  To the Advisor at:  One Montgomery Street
                                    Suite 2525, Telesis Tower
                                    San Francisco, CA 94104

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    CSI CAPITAL MANAGEMENT, INC.

                                    By:  /s/ Leland H. Faust
                                          Leland H. Faust
                                          President

                                    THE WORLD FUNDS, INC.

                                     By:  /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman

                                                            EXHIBIT 23(d)(6)(a)



                         INVESTMENT MANAGEMENT AGREEMENT


      Investment Management Agreement (the "Agreement") dated this 19th day of June, 2000 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and Vernes Asset Management, LLC a Delaware Limited Liability Company (the "Manager") a registered investment manager under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and

      WHEREAS, the Fund desires to retain the Manager to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Manager is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Manager to act as the Manager to the Monument EuroNet Fund series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Manager accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Manager. The Fund employs the Manager to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Manager's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Manager's discharge of the foregoing responsibilities.

           The Manager shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations.

           The Fund will instruct each of its agents and contractors to cooperate in the conduct of the business of the Portfolio.

           The Manager accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

           Notwithstanding the foregoing, the Manager may obtain the services of one or more investment advisers to act as sub-adviser(s) to the Portfolio. The cost of employing such sub-adviser(s) will be paid by the Manager and not by the Portfolio.

      3. Portfolio Transactions. The Manager is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Manager will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

           It is understood that the Manager will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Portfolio to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Manager may direct any transaction of the Portfolio to a broker which is affiliated with the Manager in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Manager. For the services to be rendered by the Manager under thus Agreement, the Portfolio shall pay to the Manager, and the Manager will accept as full compensation a fee, accrued daily and payable twice monthly, at an annual rate of 1.50% on the first $250 million of average net assets; 1.25% on assets in excess of $250 million and not more than $500 million of average net assets; 1.00% on assets in excess of $500 million and not more than $750 million of average net assets; 0.875% on assets in excess of $750 million and not more than $1 billion of average net assets; and, 0.75% on average net assets over $1 billion.

           All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5.   Expenses. During the term of this Agreement, the Manager will pay
           --------
all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

           a.   Taxes;

           b. Brokerage fees and commissions with regard to portfolio transactions;

           c. Interest charges, fees and expenses of the custodian of the securities;

           d. Fees and expenses of the Fund's transfer agent and the Administrator

           e.   Its proportionate share of auditing and legal expenses,

           f. Its proportionate share of the cost of maintenance of corporate existence;

           g. Its proportionate share of compensation of directors of the Fund who are not interested persons of the Manager as that term is defined by law;

           h.   Its proportionate share of the costs of corporate meetings;

           i. Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

           j. Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

           k. The management fee payable to the Manager, as provided in paragraph 4 herein;

           1. Costs of recordkeeping (other than investment records required to be maintained by the Manager), and daily pricing,

           m. Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

           n. Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Manager agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Manager. The services of the Manager to the Fund are not to be deemed exclusive, and the Manager shall be free to render similar services to others so long as its services to the Fund are not impaired thereby.

           Pursuant to comparable agreements, the Fund may also retain the services of the Manager to serve as the investment manager of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act;, the Manager hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Manager further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders there under, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Manager. The duties of the Manager shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Manager hereunder. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Manager in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (As used in this Paragraph 9, the term "Manager" shall include directors, officers, employees and other corporate agents of the Manager as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Manager (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Manager are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Manager (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Manager if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Manager's Name. The Manager hereby authorizes the Fund to use the name "Monument EuroNet Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Monument EuroNet Fund" or any derivation thereof unless the Manager waives this requirement in writing.

      12. Duration and Termination. This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the l94OAct),cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) clays written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Manager on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      (a)  To the Fund at:     1500 Forest Avenue
                               Suite 223
                               Richmond, Virginia 23229

      (b)  To the Manager at:  993 Farmington Avenue
                               Suite 205
                               Hartford, Connecticut 06107

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.
This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law. This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                    VERNES ASSET MANAGEMENT, LLC


                                    BY:  /s/ Brian W. Clarke
                                          Brian W. Clarke

                                    THE WORLD FUNDS, INC.



                                    BY:  /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman

                                                            EXHIBIT 23(d)(6)(b)



                          INVESTMENT ADVISORY AGREEMENT

                                     between
                          Vernes Asset Management, LLC
                                       and
                             SA Financiere Rembrandt

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") dated this 19th day of June, 2000, by and between Vernes Asset Management, LLC (hereinafter referred to as the "Manager") and SA Financiere Rembrandt (hereinafter referred to as the "Investment Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH

      WHEREAS, the Board of Directors (the "Directors") of the Manager wishes to enter into a contract with the Investment Adviser to render the following services to the Manager:

      To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; to place at the disposal of the Manager such statistical information and reports as may be required and, in general, to superintend such portions of the investments of the Monument EuroNet Fund series (hereinafter the "Fund") of The World Funds, Inc. (hereinafter "TWF") as may be made subject to the oversight of the Investment Adviser by the Manager.

      NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

      1. During the term of this Agreement, or any extension thereof, the Investment Adviser will, to the best of its ability, furnish the foregoing services.

      2. As compensation, the Manager will pay the Investment Adviser for its services an annual fee, which fee shall be payable twice per month in accordance with the following formula:

           The amount of such fee shall be 50% of the investment management fee received by the Manager (which starts at 1.50% of the average daily net assets) on the assets which are subject to the supervision of the Investment Adviser (which equates to monthly compensation accrued daily at an annual rate of 0.75% on the first $250 million of average net assets; 0.625% of the average net assets between $250 and $500 million; 0.5% of the average net assets between $500 and $750 million; 0.4375% of the average net assets between $750 and $1 billion, and 0.375% of the average net assets over $1 billion the "Base Fee") less 16% of any reduction in such Base Fee resulting from:

      a. Any reduction of the fee paid by the Fund on such assets pursuant to any agreement relating to the reimbursement of organizational expenses of the Fund initially advanced by and repayable to the Investment Manager; or

      b. Any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Investment Adviser in writing in advance of such reduction.

      3. This Agreement shall become effective concurrently with the Investment Management Agreement between the Manager and the Fund, pursuant to the approval of the shareholders of the Fund according to the provisions of the Investment Company Act of 1940 (the "Act").

      4. This Agreement shall continue for a two year period ending June 19, 2002. It may be renewed thereafter for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Director's of TWF or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of TWF's Directors, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Adviser shall provide the Manager such information as reasonably may be necessary to assist the Directors of TWF to evaluate the terms of this Agreement. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Management Agreement or upon sixty days' written notice by the Fund to the Investment Adviser that the Directors of TWF or the shareholders, by vote of a majority of the outstanding voting securities of the Fund, as provided by the act, has terminated the Investment Management Agreement. This Agreement may also be terminated by the Investment Adviser without penalty upon sixty days' written notice to the Fund.

           This Agreement shall automatically terminate in the event of its assignment or the assignment of the Investment Management Agreement unless its continuation thereafter is approved by the Directors of TWF or the Shareholders of the Fund as herein before provided or as otherwise permitted under applicable laws or regulations unless an exemption is obtained from the U.S. Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph.

      5. Subject to the supervision of TWF ` s Board of Directors and the Manager, the Investment Adviser will provide a continuous investment program for assets of the Fund under its supervision, including investment research and management with respect to all securities and investments and cash and cash equivalents. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus. The Investment Adviser further agrees that it:

      (a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or it the future have jurisdiction over its activities;

      (b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell Fund shares. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person of the Investment Adviser as principal. Notwithstanding the foregoing sentence, the Investment Adviser may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Board of TWF;

      (c) will provide, at its own cost, all office space and facilities necessary to furnish the foregoing services to the Fund.

      6. It is expressly understood and agreed that the services to be rendered by the Investment Adviser to the Manager under the provisions of this Agreement are not to be deemed exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Adviser to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

      7. The Manager agrees that it will furnish currently to the Investment Adviser all information reasonably necessary to permit the Investment Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Investment Adviser to carry out its responsibilities under this Agreement, and the parties agreed that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and frequency and manner with which it shall be supplied.

      8. The Investment Adviser shall not be liable for any error of judgment or mistake at law or for any loss suffered by the Manager or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Adviser against any liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

      9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

      10. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

      a.   To the Manager at:            993 Farmington Avenue
                                         Suite 205
                                         Hartford, Connecticut 06107

      b.   To the Investment Adviser:    5, Rue d'Aguesseau
                                         3rd Floor
                                         Paris, France 75008

      c.   To the Fund:                  1500 Forest Avenue
                                         Suite 223
                                         Richmond, Virginia 23229

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          VERNES ASSET MANAGEMENT, LLC


                             By: /s/ Brian W. Clarke
                                 Brian W. Clarke
                                    President

                             SA Financiere Rembrandt


                             BY: /s/ Cyrille Vernes
                                 Cyrille Vernes
                                    Chairman

      Solely for the purpose of evidencing the approval of the effectiveness of this Agreement by the Fund in accordance with Section 15 of the Investment Company Act of 1940, as amended, the Fund has caused this instrument to be executed by the officer designated below as of the day and year first above written.


                                THE WORLD FUNDS, INC.


                             BY: /s/ John Pasco, III
                                 John Pasco ,III
                                      Chairman

                                                            EXHIBIT 23(d)(6)(c)



                          INVESTMENT ADVISORY AGREEMENT

                                     between
                          Vernes Asset Management, LLC
                                       and
                             Monument Advisors, Ltd.

      INVESTMENT ADVISORY AGREEMENT (the "Agreement") dated this 19th day of June, 2000, by and between Vernes Asset Management, LLC (hereinafter referred to as the "Manager") and Monument Advisors, Ltd. (hereinafter referred to as the "Investment Adviser"), which Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one instrument.

                                   WITNESSETH

      WHEREAS, the Board of Directors (the "Directors") of the Manager wishes to enter into a contract with the Investment Adviser to render the following services to the Manager:

      To furnish research, analysis, advice and recommendations with respect to the purchase and sale of securities and the making of investment commitments; to place at the disposal of the Manager such statistical information and reports as may be required and, in general, to superintend such portions of the investments of the Monument EuroNet Fund series (hereinafter the "Fund") of The World Funds, Inc. (hereinafter "TWF") as may be made subject to the oversight of the Investment Adviser by the Manager.

      NOW THEREFORE, in consideration of the mutual agreements herein contained, and intending to be bound, the parties agree as follows:

      1. During the term of this Agreement, or any extension thereof, the Investment Adviser will, to the best of its ability, furnish the foregoing services.

      2. As compensation, the Manager will pay the Investment Adviser for its services an annual fee, which fee shall be payable twice per month in accordance with the following formula:

           The amount of such fee shall be 16% of the investment management fee received by the Manager (which starts at 1.50% of the average daily net assets) on the assets which are subject to the supervision of the Investment Adviser (which equates to monthly compensation accrued daily at an annual rate of 0.24% on the first $250 million of average net assets; 0.20% of the average net assets between $250 and $500 million; 0.16% of the average net assets between $500 and $750 million; 0.14% of the average net assets between $750 and $1 billion, and 0.12% of the average net assets over $1 billion the "Base Fee") less 16% of any reduction in such Base Fee resulting from:

      a. Any reduction of the fee paid by the Fund on such assets pursuant to any agreement relating to the reimbursement of organizational expenses of the Fund initially advanced by and repayable to the Investment Manager; or

      b. Any contractual and/or voluntary reduction of the fee paid by the Fund on such assets, if the voluntary reduction is agreed to by the Investment Adviser in writing in advance of such reduction.

      3. This Agreement shall become effective concurrently with the Investment Management Agreement between the Manager and the Fund, pursuant to the approval of the shareholders of the Fund according to the provisions of the Investment Company Act of 1940 (the "Act").

      4. This Agreement shall continue for a two year period ending June 19, 2002. It may be renewed thereafter for successive periods not exceeding one year only so long as such renewal and continuance is specifically approved at least annually by the Director's of TWF or by a vote of the majority of the outstanding voting securities of the Fund as prescribed by the Act and provided further that such continuance is approved at least annually thereafter by a vote of a majority of TWF's Directors, who are not parties to such Agreement or interested persons of such a party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Adviser shall provide the Manager such information as reasonably may be necessary to assist the Directors of TWF to evaluate the terms of this Agreement. This Agreement will terminate automatically without the payment of any penalty upon termination of the Investment Management Agreement or upon sixty days' written notice by the Fund to the Investment Adviser that the Directors of TWF or the shareholders, by vote of a majority of the outstanding voting securities of the Fund, as provided by the act, has terminated the Investment Management Agreement. This Agreement may also be terminated by the Investment Adviser without penalty upon sixty days' written notice to the Fund.

           This Agreement shall automatically terminate in the event of its assignment or the assignment of the Investment Management Agreement unless its continuation thereafter is approved by the Directors of TWF or the Shareholders of the Fund as herein before provided or as otherwise permitted under applicable laws or regulations unless an exemption is obtained from the U.S. Securities and Exchange Commission from the provisions of the Act pertaining to the subject matter of this paragraph.

      5. Subject to the supervision of TWF' s Board of Directors and the Manager, the Investment Adviser will provide a continuous investment program for assets of the Fund under its supervision, including investment research and management with respect to all securities and investments and cash and cash equivalents. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Investment Adviser will provide the services under this Agreement in accordance with the Fund's investment objective, policies and restrictions as stated in the Prospectus. The Investment Adviser further agrees that it:

      (a) will conform with all applicable Rules and Regulations of the SEC and will, in addition, conduct its activities under this Agreement in accordance with regulations of any other Federal and State agencies which may now or it the future have jurisdiction over its activities;

      (b) will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders with brokers or dealers, the Investment Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the execution and price offered by two or more brokers or dealers are comparable, the Investment Adviser may, in its discretion, purchase and sell portfolio securities to and from brokers and dealers who provide the Fund with research advice and other services, or who sell Fund shares. In no instance will portfolio securities be purchased from or sold to the Investment Adviser or any affiliated person of the Investment Adviser as principal. Notwithstanding the foregoing sentence, the Investment Adviser may arrange for the execution of brokered transactions through an affiliated broker dealer in conformity with policies and procedures for such purpose if, when, and as established by the Board of TWF;

      (c) will provide, at its own cost, all office space and facilities necessary to furnish the foregoing services to the Fund.

      6. It is expressly understood and agreed that the services to be rendered by the Investment Adviser to the Manager under the provisions of this Agreement are not to be deemed exclusive, and the Investment Adviser shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby, and provided further that the services to be rendered by the Investment Adviser to the Manager under this Agreement and the compensation provided for in Paragraph 2 hereof shall be limited solely to services with reference to the Fund.

      7. The Manager agrees that it will furnish currently to the Investment Adviser all information reasonably necessary to permit the Investment Adviser to give the advice called for under this Agreement and such information with reference to the Fund that is reasonably necessary to permit the Investment Adviser to carry out its responsibilities under this Agreement, and the parties agreed that they will from time to time consult and make appropriate arrangements as to specific information that is required under this paragraph and frequency and manner with which it shall be supplied.

      8. The Investment Adviser shall not be liable for any error of judgment or mistake at law or for any loss suffered by the Manager or the Fund in connection with any matters to which this Agreement relates except that nothing herein contained shall be construed to protect the Investment Adviser against any liability by reason of willful misfeasance, bad faith, or gross negligence in the performance of duties or by reckless disregard of its obligations or duties under this Agreement.

      9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Connecticut.

      10. Any notice to be given hereunder may be given by personal notification or by first class mail, postage prepaid, to the party specified at the address stated below:

      a.   To the Manager at:             993 Farmington Avenue
                                          Suite 205
                                          Hartford, Connecticut 06107

      b.    To the Investment Adviser:    7920 Norfolk Avenue
                                          Suite 500
                                          Bethesda, Maryland 20814

      c.   To the Fund:                   1500 Forest Avenue
                                          Suite 223
                                          Richmond, Virginia 23229

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                    VERNES ASSET MANAGEMENT, LLC


                                    BY:  /s/ Brian W. Clarke
                                          Brian W. Clarke
                                          President

                                    MONUMENT ADVISORS, LTD.


                                    BY:  /s/ David A. Kugler
                                          David A. Kugler
                                          President

      Solely for the purpose of evidencing the approval of the effectiveness of this Agreement by the Fund in accordance with Section 15 of the Investment Company Act of 1940, as amended, the Fund has caused this instrument to be executed by the officer designated below as of the day and year first above written.


                                    THE WORLD FUNDS, INC.


                                    BY:  /s/ John Pasco, III
                                          John Pasco, III
                                          Chairman

                                                               EXHIBIT 23(d)(8)

                          INVESTMENT ADVISORY AGREEMENT

      Investment Advisory Agreement (the "Agreement") dated this of December 21, 1999 by and between THE WORLD FUNDS, INC., a Maryland corporation (herein called the "Fund"), and THIRD MILLENNIUM INVESTMENT ADVISORS LLC, a Delaware Limited Liability Company (the "Advisor") a registered investment adviser under the Investment Advisers Act of 1940, as amended.

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several series of shares, each having its own investment policies; and;

      WHEREAS, the Fund desires to retain the Advisor to furnish investment advisory and management services to certain portfolios of the Fund, subject to the control of the Fund's Board of Directors, and the Advisor is willing to so furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be bound, it is agreed between the parties hereto as follows:

      1. Appointment. The Fund hereby appoints the Advisor to act as the adviser to the THIRD MILLENNIUM RUSSIA FUND series of the Fund (the "Portfolio") for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Duties of the Advisor. The Fund employs the Advisor to manage the investments and reinvestment of the assets of the Portfolio, and to continuously review, supervise, and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold, to provide the Fund and Commonwealth Shareholder Services, Inc. (the "Administrator") with records concerning the Advisor's activities which the Fund is required to maintain, and to render regular reports to the Fund's Officers and Board of Directors and to the Administrator concerning the Advisor's discharge of the foregoing responsibilities.

      The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund's Board of Directors and in compliance with such policies as the Board may from time to time establish, and in compliance with the objectives, policies, and limitations for the Portfolio as set forth in its Prospectus and Statement of Additional Information, as amended from time to time, and applicable laws and regulations. The Fund will instruct each of its agents and contractors to co-operate in the conduct of the business of the Portfolio.

      The Advisor accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings, and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

      3. Portfolio Transactions. The Advisor is authorized to select the brokers and dealers that will execute the purchases and sales of portfolio securities for the Portfolio and is directed to use its best efforts to obtain the best price and execution for the Portfolio's transactions in accordance with the policies of the Fund as set forth from time to time in the Portfolio's Prospectus and Statement of Additional Information. The Advisor will promptly communicate to the Fund and to the Administrator such information relating to portfolio transactions as they may reasonably request.

      It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to an unaffiliated broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Portfolio's Prospectus and Statement of Additional Information. Subject to the foregoing, the Advisor may direct any transaction of the Portfolio to a broker which is affiliated with the Advisor in accordance with, and subject to, the policies and procedures approved by the Board of Directors of the Fund pursuant to Rule 17e-1 under the 1940 Act. Such brokerage services are not deemed to be provided under this Agreement.

      4. Compensation of the Advisor. For the services to be rendered by the Advisor under this Agreement, the Portfolio shall pay to the Advisor, and the Advisor will accept as full compensation a fee, accrued daily and payable within five (5) business days after the last business day of each month, at an annual rate of 1.75% on the first $125 million of assets; 1.50% on assets in excess of $125 million and not more than $250 million; and 1.25% on assets over $250 million.

      All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

      5. Expenses. During the term of this Agreement, the Advisor will pay all expenses incurred by it in connection with the management of the Fund. Notwithstanding the foregoing, the Portfolio shall pay the expenses and costs of the Portfolio for the following:

      a)   Taxes;

      b) Brokerage fees and commissions with regard to portfolio transactions;

      c) Interest charges, fees and expenses of the custodian of the securities;

      d) Fees and expenses of the Fund's transfer agent and the Administrator;

      e)   Its proportionate share of auditing and legal expenses;

      f) Its proportionate share of the cost of maintenance of corporate existence;

      g) Its proportionate share of compensation of directors of the Fund who are not interested persons of the Advisor as that term is defined by law;

      h)   Its proportionate share of the costs of corporate meetings;

      i) Federal and State registration fees and expenses incident to the sale of shares of the Portfolio;

      j) Costs of printing and mailing Prospectuses for the Portfolio's shares, reports and notices to existing shareholders;

      k) The Advisory fee payable to the Advisor, as provided in paragraph 4 herein;

      l) Costs of recordkeeping (other than investment records required to be maintained by the Advisor), and daily pricing;

      m) Distribution expenses in accordance with any Distribution Plan as and if approved by the shareholders of the Portfolio; and

      n) Expenses and taxes incident to the failure of the Portfolio to qualify as a regulated investment company under the provisions of the Internal Revenue Code of 1986, as amended, unless such expenses and/or taxes arise from the negligence of another party.

      6. Reports. The Fund and the Advisor agree to furnish to each other, if applicable, current information required for the preparation by such parties of prospectuses, statements of additional information, proxy statements, reports to shareholders, certified copies of their financial statements, and to furnish to each other such other information and documents with regard to their affairs as each may reasonably request.

      7. Status of the Advisor. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. Pursuant to comparable agreements, the Fund may also retain the services of the Advisor to serve as the investment advisor of other series of the Fund.

      8. Books and Records. In compliance with the requirements of the 1940 Act, the Advisor hereby agrees that all records which it maintains for the Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Advisor further agrees to preserve for the periods prescribed by the 1940 Act, and the rules or orders thereunder, the records required to be maintained by the 1940 Act.

      9. Limitation of Liability of Advisor. The duties of the Advisor shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Advisor hereunder. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or negligence on the part of the Advisor in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. (As used in this Paragraph 9, the term "Advisor" shall include directors, officers, employees and other corporate agents of the Advisor as well as that corporation itself).

      10. Permissible Interests. Directors, agents, and shareholders of the Fund are or may be interested in the Advisor (or any successor thereof) as directors, officers, or shareholders, or otherwise; directors, officers, agents, and shareholders of the Advisor are or may be interested in the Fund as directors, officers, shareholders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as a shareholder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund's Board of Directors, subject to the rules and regulations of the Securities and Exchange Commission, and the policies and procedures adopted by the Fund.

      11. License of Advisor's Name. The Advisor hereby authorizes the Fund to use the name "Third Millennium Russia Fund" for the Portfolio. The Fund agrees that if this Agreement is terminated it will promptly redesignate the name of the Portfolio to eliminate any reference to the name "Third Millennium Russia Fund" or any derivation thereof unless the Advisor waives this requirement in writing.

      12. Duration and Termination.This Agreement shall become effective on the date first above written subject to its approval by the shareholders of the Portfolio and unless sooner terminated as provided herein, shall continue in effect for two (2) years from that date. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually (a) by the vote of a majority of those members of the Fund's Board of Directors who are not parties to this Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of either the Board of Directors or of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio. Notwithstanding the foregoing, this Agreement may be terminated by the Portfolio or by the Fund at any time on sixty (60) days written notice, without the payment of any penalty, provided that termination must be authorized either by vote of the Fund's Board of Directors or by vote of a majority of the outstanding voting securities of the Portfolio or by the Advisor on sixty (60) days written notice. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940 Act).

      13. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act).

      14. Notice. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the address stated below, or at such other address as either party may advise in writing:

      a)   To the Fund at:     1500 Forest Avenue,  Suite 223
                               Richmond, VA 23229

      b)   To the Advisor at:  515 Madison Avenue, 24th Floor
                               New York, N.Y.  10022

      15. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors.

      16. Applicable Law.This Agreement shall be construed in accordance with, and governed by, the laws of the State of Maryland, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

      17. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                          THIRD MILLENNIUM INVESTMENT ADVISORS, LLC



                           BY: /s/ John T. Connor, Jr.
                               John T. Connor, Jr.
                               Chairman



                          THE WORLD FUNDS, INC.



                             BY: /s/ John Pasco, III
                                 John Pasco, III
                                 Chairman

                                                               EXHIBIT 23(e)(1)


                             DISTRIBUTION AGREEMENT


      DISTRIBUTION AGREEMENT, made this 19th day of August, 1997, by and between The World Funds, Inc. a Maryland corporation (the "Fund") and First Dominion Capital Corporation ("FDCC"), a Virginia corporation.

      WITNESSETH:

1.    DISTRIBUTION SERVICES
      ---------------------

      The Fund hereby engages FDCC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of each series of the Fund ("Shares"). In connection therewith, FDCC shall (1) promote the sale of shares, (ii) act as principal underwriter of shares of various series of the Fund, (iii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith FDCC may act as principal or agent for the sale of such shares.

2.    SALE OF FUND SHARES
      -------------------

      Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify FDCC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof.

3.    REGISTRATION OF SHARES
      ----------------------

      The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. FDCC may serve as dealer of record to assist the Fund in connection with any such registration or qualification. The Fund acknowledges that FDCC may incur expenses in connection with assisting in the registration or qualification of Fund shares which are sold at net asset value and the Fund will pay or reimburse expenses of FDCC which are incurred in connection with such registration or qualification.

4.    INFORMATION TO BE FURNISHED TO FDCC
      -----------------------------------

      The Fund agrees that it will furnish FDCC with such information with respect to the affairs and accounts of the Fund as FDCC may from time to time reasonably require, and further agrees that FDCC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.    ALLOCATION OF EXPENSES
      ----------------------

      During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by FDCC or any investment manager or investment advisor to the Fund. FDCC shall pay advertising and promotional expenses incurred by FDCC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.    COMPENSATION TO FDCC
      --------------------

      It is understood and agreed by the parties hereto that FDCC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.    LIMITATION OF FDCC'S AUTHORITY
      ------------------------------

      FDCC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, FDCC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of FDCC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELED ORDERS
      ----------------------------------------------------

      If FDCC elects to act as a principal, and not as agent, for a sale of Fund shares, FDCC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with FDCC by a customer or dealer and subsequently canceled, FDCC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if FDCC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)   the consideration received by the Fund for said shares; or

(b)   the net asset value of such shares at the time of cancellation by FDCC.

9.    INDEMNIFICATION OF THE FUND
      ---------------------------

      FDCC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by FDCC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, FDCC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting there from, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, FDCC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to FDCC or to FDCC by a director, officer, or employee of the Fund who is not an interested person of FDCC, unless the information so supplied or omitted was available to FDCC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.   FREEDOM TO DEAL WITH THIRD PARTIES
      ----------------------------------

      FDCC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.   EFFECTIVE DATE. DURATION AND TERMINATION OF AGREEMENT
      -----------------------------------------------------

      The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of FDCC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by FDCC, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.   AMENDMENTS TO AGREEMENT
      -----------------------

      No material amendment to this Agreement shall be effective until approved by FDCC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of FDCC or any affiliate of FDCC).

13.   NOTICES
      -------
      Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and FDCC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.


                               THE WORLD FUNDS, INC.



                               By:  /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman

Attested by:  /s/ Mary T. Pasco


                               FIRST DOMINION CAPITAL CORP.


                               By:  /s/ John Pasco, III
                                    John Pasco, III
                                    President

Attested by:  /s/ Mary T. Pasco

                                   SCHEDULE A


      FDCC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, FDCC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which FDCC is the selling dealer, FDCC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(C) With respect to any shares of the Fund sold at net asset value (without a sales charge), FDCC shall receive from the Fund reimbursement at the rate of $30 per hour for the cost of personnel involved with assistance in the promotion of sale of such shares and for out-of-pocket costs incurred by FDCC.

                                                               EXHIBIT 23(e)(2)



                             DISTRIBUTION AGREEMENT

      DISTRIBUTION AGREEMENT, made this 1st day of May, 2000, by and between The World Funds, Inc. a Maryland corporation (the "Fund") and International Assets Advisory Corporation ("IAAC"), a Florida corporation.

W1TNESSETH:

1.    DISTRIBUTION SERVICES

The Fund hereby engages IAAC as national distributor to assist the Fund in promoting the sale and distribution to investors of shares of common stock of the Global e-Fund series of the Fund ("Shares"). In connection therewith, IAAC shall (i) promote the sale of shares, (ii) otherwise assist the Fund in the distribution of shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as, such shares are to be made available for sale and may lawfully be offered for sale and sold. As and when necessary in connection therewith IAAC may act as principal or agent for the sale of such shares.

2.    SALE OF FUND SHARES

Such shares are to be sold only on the following terms:

(a) All subscriptions, offers, or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify IAAC of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

(b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus, for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof

3.    REGISTRATION OF SHARES

The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. IAAC may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

4.    INFORMATION TO BE FURNISHED TO IAAC

The Fund agrees that it will furnish IAAC with such information with respect to the affairs and accounts of the Fund as IAAC may from time to time reasonably require, and further agrees that IAAC, at all reasonable times, shall be permitted to inspect the books and records of the Fund.

5.    ALLOCATION OF EXPENSES

During the period of this contract, the Fund shall pay or cause to be paid all expenses, costs, and fees incurred by the Fund which are not assumed by IAAC or any investment manager or investment advisor to the Fund. IAAC shall pay advertising and promotional expenses incurred by IAAC in connection with the distribution of the Fund's shares which are sold subject to the imposition of a sales charge including paying for prospectuses for delivery to prospective shareholders.

6.    COMPENSATION TO IAAC

It is understood and agreed by the parties hereto that IAAC will receive compensation for services it performs hereunder in accordance with Schedule A hereto.

7.    LIMITATION OF IAAC'S AUTHORITY

IAAC shall be deemed to be an independent contractor and, except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, IAAC may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of IAAC in effect as of the date of this agreement shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required by the terms of the Fund's action eliminating the sales load on sales of affected Fund shares.

8.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

If IAAC elects to act as a principal, and not as agent, for a sale of Fund shares, IAAC shall subscribe for the shares of the Fund only for the purpose of covering purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with IAAC by a customer or dealer and subsequently cancelled, IAAC shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if IAAC has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

(a)   the consideration received by the Fund for said shares; or

(b)   the net asset value of such shares at the time of cancellation by IAAC.

9.    INDEMNIFICATION OF THE FUND

IAAC agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment, cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by IAAC. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, IAAC shall defend such action on behalf of the Fund at its own expense, and shall pay any such liability, judgment, cost, or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, IAAC shall not be required to pay or reimburse the Fund for any liability, judgment, cost, or penalty incurred as a result of information supplied by, or as the result of the omission to supply information by, the Fund to IAAC or to IAAC by a director, officer, or employee of the Fund who is not an interested person of IAAC, unless the information so supplied or omitted was available to IAAC or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

10.   FREEDOM TO DEAL WITH THIRD PARTIES

IAAC shall be free to render to others services of a nature either similar to or different from those rendered under this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

11.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser.

Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of IAAC as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by IAAC, upon 60 days' written notice to the other party.

This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940, as amended).

12.   AMENDMENTS TO AGREEMENT

No material amendment to this Agreement shall be effective until approved by IAAC and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of IAAC or any affiliate of IAAC).

13.   NOTICES

Any notice under this Agreement shall be in writing, addressed, delivered, or mailed, postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and IAAC have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

THE WORLD FUNDS, INC.


By:  /s/ John Pasco, III
      John Pasco, III
      Chairman


Attested by:  /s/ Darryl S. Peay


INTERNATIONAL ASSETS ADVISORY CORPORATION




By:  /s/ Todd S. Boren
      Todd S. Boren
      Sr. Vice President



Attested by:   /s/ Nancey M. McMurtry

                                   SCHEDULE A

IAAC shall receive, as compensation for its services pursuant to this Distribution Agreement:

(a) With respect to any shares of the Fund sold subject to a sales charge, IAAC shall be entitled to retain the underwriter's portion of the sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

(b) With respect to sales of shares of the Fund sold subject to a sales charge for which IAAC is the selling dealer, IAAC shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

                                                               EXHIBIT 23(e)(4)



                             The World Funds. Inc.

                             DISTRIBUTION AGREEMENT


   DISTRIBUTION AGREEMENT. effective as of June 19, 2000 by and between The World Funds. Inc.. a Maryland corporation (the "Fund') for the benefit of its Monument EuroNet Fund series, and First Dominion Capital Corp. a Virginia corporation (`FDCC') and Monument Distributors. Inc. ("MDI"). a Maryland corporation. FDCC and MDI are referred to herein collectively as the "Distributors."

                                   WITNESSETH:
      1.   DISTRIBUTION SERVICES

     The Fund hereby engages the Distributors to assist the Fund in the sale and distribution to investors of shares of common stock of the Fund (the Shares). In connection therewith, the Distributors shall promote the sale of Shares. act as underwriters of Shares of the Fund, and otherwise assist the Fund in the distribution of Shares directly to investors through dealers or otherwise. For this purpose the Fund agrees to offer shares for sale at all times when, and in such places as. such shares are to be made available for sale and may lawfully he offered for sale and sold. As and when necessary in connection therewith the Distributors may act as principal or agent for the sale of such shares.

      2.   SALE OF FUND SHARES

      Such shares are to be sold only on the following terms:

           (a) All subscriptions. offers. or sales shall be subject to acceptance or rejection by the Fund. Any offer or sale shall be conclusively presumed to have been accepted by the Fund if the Fund shall fail to notify the responsible Distributor of the rejection of such offer or sale prior to the computation of the net asset value of the Fund's shares next following receipt by the Fund of notice of such offer or sale.

           (b) No share of the Fund shall be sold for any consideration other than cash or, except in instances otherwise provided for by the Fund's currently effective Prospectus. for any amount less than the public offering price per share, which shall be determined in accordance with the Fund's currently effective Prospectus. No shares may be sold for less than the net asset value thereof

      3.   REGISTRATION OF SHARES: REGISTRATION OF DISTRIBUTORS

           (a) The Fund agrees to make prompt and reasonable efforts to effect and to keep in effect the registration or qualification of its shares for sale in such jurisdictions as the Fund may designate. The Distributors may serve as dealer of record to assist the Fund in connection with any such registration or qualification.

           (b) Each Distributor represents that it is registered as a broker-dealer under all applicable Federal and State securities laws, and each further represents that it is a member in good standing of the National Association of Securities Dealers (the "NASD"). Each dealer acknowledges that its registration is required for the performance of the duties required hereunder, and that the absence of such registration shall be grounds for the immediate termination of this Agreement. provided, that termination of this Agreement shall not relieve a party of its obligation to pay all amounts properly payable by that party through the time of such termination.

      4.   INFORMATION TO BE FURNISHED TO THE DISTRIBUTORS

      The Fund agrees that it will furnish to the Distributors such information with respect to the affairs and accounts of the Fund as the Distributors may from time to time reasonably require. and further agrees that the Distributors, at all reasonable times, shall be permitted to inspect books and records of the Fund relating to the issuance and distribution of Shares, and to verify information contained in the current registration statement of the Fund with respect thereto.

      5.   INFORMATION TO BE FURNISHED TO THE FUND

      (a) Each Distributor acknowledges that the Fund has adopted a Plan of Distribution (the "Plan of Distribution") pursuant Rule l2b-l (`Rule 12b-l") adopted under Investment Company Act of 1940, as amended. Each Distributor agrees to abide by the terms of such Plan of Distribution in marketing and distributing the Shares of the Fund, and to comply with any budget or supervisory procedures required under such Plan.

      (b) Each Distributor agrees that it will provide to the Fund reasonably detailed information concerning the use made of all funds paid to that Distributor by the Fund pursuant to the Fund's Plan of Distribution. MDI agrees to furnish such information to FDCC, and FDCC agrees to assemble such information from MDI both separately and together with comparable information from its own records. and to promptly transmit the same to the Fund. When a Distributor applies Rule I 2b- I payments for payment to an unaffiliated person, it acknowledges its duty under that rule to identify the use made of such funds. When a Distributor applies such funds to make a payment to an affiliated person, it agrees to further identify both the use and further recipient of such funds. Each Distributor hereby acknowledges that it is familiar with the requirements of Rule 12b-1, and will abide by the reporting requirements of that rule. Each Distributor hereby authorizes the Fund to inspect books and records of the Distributor relating to the issuance and distribution of Shares of the Fund and the expenses of promoting and distributing the Shares of the Fund, to verify that the l2b-l payments of the Fund have been applied in accordance with the Fund's Plan of Distribution and requirements contained in the current registration statement of the Fund with respect thereto.

6.    ALLOCATION OF EXPENSES

      During the period of this contract, the Fund shall pay or cause to be paid all expenses. costs, and fees incurred by the Fund which are not assumed by the Distributors or any investment manager. investment advisor, or other service provider to the Fund. Each Distributor shall pay Fund authorized advertising and promotional expenses incurred by that Distributor at its discretion in connection with the distribution of the Fund's shares that are sold subject to the imposition of a sales or other distribution charge. including paying for prospectuses for delivery to prospective shareholders, subject to reimbursement from 12 b-i plan for authorized expenditures.

7.    COMPENSATION TO THE DISTRIBUTORS

      It is understood and agreed by the parties hereto that each Distributor will receive compensation for the services it performs hereunder in accordance with Schedule A hereto.

8.    LIMITATION OF EACH DISTRIBUTOR'S AUTHORITY

      Each Distributor shall be deemed to be an independent contractor and. except as specifically provided or authorized herein, shall have no authority to act for or represent the Fund. In the performance of its duties hereunder, each Distributor may solicit and enter into selling dealer agreements with other broker-dealers in a form approved by the Fund. Such selling dealer agreements shall provide for the sale of shares of the Fund (or any series of the Fund) on terms consistent with the registration statement of the Fund as then if effect. Unless otherwise provided in a selling dealer agreement, any selling dealer agreement of a Distributor in effect as of the date of this agreement. when approved as to form by the Fund, shall be deemed to continue hereunder upon delivery to the selling dealer of any amendment required to set forth the terms of the offering of the affected Fund shares.

9.    SUBSCRIPTION FOR SHARES - REFUND FOR CANCELLED ORDERS

      If a Distributor elects to act as a principal, and not as agent. for a sale of Fund shares, that Distributor agrees that it will subscribe for Shares of the Fund only for the purpose of fulfilling purchase orders already received by it or for the purpose of investment for its own account. Whether acting as principal or agent, in the event that an order for the purchase of shares of the Fund is placed with a Distributor by a customer or dealer and subsequently cancelled, the Distributor shall forthwith cancel the subscription for such shares entered on the books of the Fund, and, if the Distributor has paid the Fund for such shares, shall be entitled to receive from the Fund in refund of such payments the lesser of:

      (a)  the consideration received by the Fund for said shares: or

      (b) the net asset value of such shares at the time of cancellation by the Distributor.

10.   INDEMNIFICATION OF THE FUND

      Each Distributor agrees to indemnify the Fund against any and all litigation and other legal proceedings of any kind or nature and against any liability, judgment. cost, or penalty imposed as a result of such litigation or proceedings in any way arising out of or in connection with the sale or distribution of the shares of the Fund by the Distributor. In the event of the threat or institution of any such litigation or legal proceedings against the Fund, the Distributors shall defend such action on behalf of the Fund at their own expense. and shall pay any such liability, judgment, cost or penalty resulting therefrom, whether imposed by legal authority on agreed upon by way of compromise and settlement; provided, however, the Distributors shall not be required to pay or reimburse the Fund for any liability, judgment, cost or penalty incurred as a result of information supplied by, or as the result of, the omission to supply information by the Fund or any director, officer or employee of the Fund who is not an interested person of the Distributors, unless the information so supplied or omitted was available to the Distributors or the Fund's investment adviser without recourse to the Fund or any such person referred to above.

11.   FREEDOM TO DEAL WITH THIRD PARTIES

      Each Distributor shall be free to render to others services of a nature either similar to or different from those rendered tinder this contract, except such as may impair its performance of the services and duties to be rendered by it hereunder.

12.   EFFECTIVE DATE, DURATION AND TERMINATION OF AGREEMENT

      The effective date of this Agreement shall be the date first set forth above. Wherever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities of the Fund (or of any series of the Fund) shall mean the vote of 67% or more of the securities of the Fund (or of any affected series of the Fund) if the holders of more than 50% of such securities are present in person or by proxy or the vote of more than 50% of the securities of the Fund (or an affected series of the Fund) whichever is the lesser, or as required by applicable law.

      Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect from year to year but only so long as such continuance is specifically approved at least annually by the Board of Directors of the Fund, including the specific approval of a majority of the directors who are not interested person of the Distributors as defined by the Investment Company Act of 1940, as amended, cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a majority of the outstanding voting securities of the Fund or an affected series of the Fund.

      This Agreement may be terminated at any time without the payment of any penalty by the vote of the Board of Directors of the Fund or by the vote of the holders of a majority of the outstanding voting securities of the Fund, or by the Distributors, upon 60 days' written notice to the other party.

      This Agreement shall automatically terminate in the event of its assignment (as defined by the provisions of the Investment Company Act of 1940. as amended).

13.   AMENDMENTS TO AGREEMENT

      No material amendment to this Agreement shall be effective until approved by the Distributors and by the affirmative vote of a majority of the Board of Directors of the Fund (including a majority of the directors who are not interested persons of the Distributors or any affiliate of the Distributors).

14.   NOTICES

      Any notice under this Agreement shall be in writing, addressed. delivered, or mailed, postage prepaid. to the other party at such address as such other party may designate in writing for receipt of such notice.

      IN WITNESS WHEREOF, the Fund and the Distributors have caused this Agreement to be executed by their duly authorized officers affixed hereto all as of the day and year first above written.

      THE WORLD FUNDS, INC.

      By:  /s/ John Pasco, III
           John Pasco, III
           Chairman

      FIRST DOMINION CAPITAL CORP.

      By:  /s/ Darryl S. Peay
           Darryl  S. Peay
           Vice President

      MONUMENT DISTRIBUTORS, INC.

      By:   /s/ David A. Kugler
           David A. Kugler
           President

                                   SCHEDULE A



      The Fund shall direct its Administrator to pay to the Distributors amounts authorized to be expended for the promotion and distribution of the Shares of the Fund. Such amounts include both compensation for services pursuant to this Distribution Agreement. reimbursement of expenses authorized under this Agreement and the Fund's Plan of Distribution. Such compensation and reimbursement shall be computed separately as to each Distributor. Such compensation or reimbursement shall be paid as and when approved by the Fund. Each Distributor acknowledges that it has agreed to furnish to the Fund such information as may be required under Rule 12b-l to support the payment of amounts derived under the Fund's Plan of Distribution, and the Fund is not required to approve any payment that is not supported by records complying with Rule 12b-l.

      With respect to transmission of funds from the sale of Shares by the Distributor the following shall apply:

      (a) With respect to any shares of the Fund sold subject to a sales charge, a Distributor shall be entitled to retain the underwriters portion of the sales charge for the investment in the Fund's shares. computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

      (b) With respect to sales of shares of the Fund sold subject to a sales charge for which the Distributors is the selling dealer, the Distributors shall retain the dealer's sales charge for each investment in the Fund's shares, computed as a percentage of the offering price determined in accordance with the Fund's currently effective Prospectus and as otherwise provided in the Fund's registration statement.

      Subject to the repayment to FDCC of advances for Fund launch expenses, compensation to the Distributors payable from asset-based sales charges shall be paid through the Administrator to each Distributor as collected from the Fund for that purpose in proportion to the respective sales made through the Distributors. With respect to any amounts withheld from the proceeds of a redemption. such as a contingent deferred sales charge, the Fund agrees that it will also cause the payment to the appropriate Distributor of such amounts.

      With respect to amounts to be paid to a Distributor by the Fund, the Fund agrees to accept and honor any instruction that it may receive with respect to the assignment of any payments called for hereunder as security for any loan or advance obtained by the instructing Distributor.

                                                               EXHIBIT 23(g)(3)



                 FOREIGN CUSTODY MANAGER DELEGATION AGREEMENT


        AGREEMENT made as of this 26 day of June 1998 between THE WORLD FUNDS, INC., a management investment company registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended, (the "Act"), acting through its Board of Directors/Trustees or its duly appointed representative (the "Fund"), and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership with an office in Boston, Massachusetts (the "Delegate").

                                   WITNESSETH

        WHEREAS the Fund has appointed the Delegate as custodian (the "Custodian") of the Fund's Assets pursuant to a Custodian Agreement dated November 19, 1992 (as amended) (the "Custodian Agreement");

        WHEREAS the Fund may, from time to time, determine to invest and maintain some or all of the Fund's Assets outside the United States;

        WHEREAS the Board of Directors/Trustees of the Fund (the "Board") wishes to delegate to the Delegate certain functions with respect to the custody of Fund's Assets outside the United States;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Fund and the Delegate agree as follows. Capitalized terms shall have the meaning indicated in Section 12 unless otherwise indicated

        1. Maintenance of Fund's Assets Abroad. The Fund, acting through its Board or its duly authorized representative, hereby instructs Delegate pursuant to the terms of the Custodian Agreement to place and maintain the Fund's Assets within the countries listed in Schedule 1 attached hereto (as such Schedule may be amended from time to time in accordance herewith). Such instruction shall be deemed to include an instruction to use any Compulsory Securities Depository in any such country and shall represent a Proper Instruction under the terms of the Custodian Agreement. Countries may be added to Schedule 1 by written instruction of the Fund that is accepted in writing by the Delegate as an amendment to
Schedule 1. With respect to amendments adding countries to Schedule 1, the Fund acknowledges that - (a) the Delegate shall perform services hereunder only with respect to the countries where it provides custodial services to the Fund under the Custodian Agreement; (b) depending on conditions in the particular country, advance notice may be required before the Delegate shall be able to perform its duties hereunder in or with respect to such country (such advance notice to be reasonable in light of the specific facts and circumstances attendant to performance of duties in such country); and (c) nothing in this Agreement shall require the Delegate to provide delegated or custodial services in any country not listed in Schedule 1 until such amended Schedule 1 has been accepted by the Delegate in accordance herewith.

        2. Delegation. Pursuant to the provisions of Rule 17f-5 under the Act as amended, the Board hereby delegates to the Delegate, and the Delegate hereby accepts such delegation and agrees to perform, only those duties set forth in this Agreement concerning the safekeeping of the Fund's Assets in each of the countries set forth in Schedule 1 hereto as amended from time to time. The Delegate is hereby authorized to take such actions on behalf of or in the name of the Fund as are reasonably required to discharge its duties under this Agreement, including, without limitation, to cause the Fund's Assets to be placed with a particular Eligible Foreign Custodian in accordance herewith. The Fund confirms to the Delegate that the Fund or its investment adviser has considered the Sovereign Risk and prevailing country risk as part of its continuing investment decision process, including such factors as may be reasonably related to the systemic risk of maintaining the Fund's Assets in a particular country, including, but not limited to, financial infrastructure, prevailing custody and settlement systems and practices (including the use of any Compulsory Securities Depository), and the laws relating to the safekeeping and recovery of the Fund's Assets held in custody pursuant to the terms of the Custodian Agreement.


        3. Selection of Eligible Foreign Custodian and Contract Administration. The Delegate shall perform the following duties with respect to the selection of Eligible Foreign Custodians and administration of certain contracts governing the Fund's foreign custodial arrangements:

        (a) Selection of Eligible Foreign Custodian. The Delegate shall place and maintain the Fund's Assets with an Eligible Foreign Custodian; provided that the Delegate shall have determined that the Fund's Assets will be subject to reasonable care based on the standards applicable to custodians in the relevant market after considering all factors relevant to the safekeeping of such assets including without limitation:

        (i) The Eligible Foreign Custodian's practices, procedures, and internal controls, including, but not limited to, the physical protections available for certificated securities (if applicable), the controls and procedures for dealing with any Securities Depository, the method of keeping custodial records, and the security and data protection practices;

        (ii) Whether the Eligible Foreign Custodian has the requisite financial strength to provide reasonable care for the Fund's Assets;

        (iii) The Eligible Foreign Custodian's general reputation and standing and, in the case of a Securities Depository, the depository's operating history and number of participants; and

        (iv) Whether the Fund will have jurisdiction over and be able to enforce judgments against the Eligible Foreign Custodian, such as by virtue of the existence of any offices of such Eligible Foreign Custodian in the United States or such Eligible Foreign Custodian's appointment of an agent for service of process in the United States or consent to jurisdiction in the United States.

The Delegate shall be required to make the foregoing determination to the best of its knowledge and belief based only on information reasonably available to it.


        (b) Contract Administration. In the case of an Eligible Foreign Custodian that is not a Securities Depository or a U.S. Bank, the Delegate shall cause that the foreign custody arrangements shall be governed by a written contract that the Delegate has determined will provide reasonable care for Fund assets based on the standards applicable to custodians in the relevant market. Each such contract shall, except as set forth in the last paragraph of this subsection (b), include provisions that provide:

        (i) For indemnification or insurance arrangements (or any combination of the foregoing) such that the Fund will be adequately protected against the risk of loss of assets held in accordance with such contract;

        (ii) That the Fund's Assets will not be subject to any right, charge, security interest, lien or claim of any kind in favor of the Eligible Foreign Custodian or its creditors except a claim of payment for their safe custody or administration or, in the case of cash deposits, liens or rights in favor of creditors of such Custodian arising under bankruptcy, insolvency or similar laws;

        (iii) That beneficial ownership of the Fund's Assets will be freely transferable without the payment of money or value other than for safe custody or administration;

        (iv) That adequate records will be maintained identifying the Fund's Assets as belonging to the Fund or as being held by a third party for the benefit of the Fund;

        (v) That the Fund's independent public accountants will be given access to those records described in (iv) above or confirmation of the contents of such records; and

        (vi) That the Delegate will receive sufficient and timely periodic reports with respect to the safekeeping of the Fund's Assets, including, but not limited to, notification of any transfer to or from the Fund's account or a third party account containing the Fund's Assets. Such contract may contain, in lieu of any or all of the provisions specified in this Section 3 (b), such other provisions that the Delegate determines will provide, in their entirety, the same or a greater level of care and protection for the Fund's Assets as the specified provisions, in their entirety.

      (c) Limitation to Delegated Selection. Notwithstanding anything in this Agreement to the contrary, the duties under this Section 3 shall apply only to Eligible Foreign Custodians selected by the Delegate and shall not apply to Compulsory Securities Depositories or to any Eligible Foreign Custodian that the Delegate is directed to use pursuant to Section 7.

      4. Monitoring. The Delegate shall establish a system to monitor at reasonable intervals (but at least annually) the appropriateness of maintaining the Fund's Assets with each Eligible Foreign Custodian that has been selected by the Delegate pursuant to Section 3 of this Agreement. The Delegate shall monitor the continuing appropriateness of placement of the Fund's Assets in accordance with the criteria established under Section 3(a) of this Agreement. The Delegate shall monitor the continuing appropriateness of the contract governing the Fund's arrangements in accordance with the criteria established under Section 3(b) of this Agreement.

        5. Reporting. At least annually and more frequently as mutually agreed between the parties, the Delegate shall provide to the Board written reports specifying placement of the Fund's Assets with each Eligible Foreign Custodian selected by the Delegate pursuant to Section 3 of this Agreement and shall promptly report as to any material changes to such foreign custody arrangements. Delegate will prepare such a report with respect to any Eligible Foreign Custodian that the Delegate has been instructed to use pursuant to Section 7 only to the extent specifically agreed with respect to the particular situation.

        6. Withdrawal of Fund's Assets. If the Delegate determines that an arrangement with a specific Eligible Foreign Custodian selected by the Delegate under Section 3 of this Agreement no longer meets the requirements of said Section, Delegate shall withdraw the Fund's Assets from the non-complying arrangement as soon as reasonably practicable; provided, however, that if in the reasonable judgment of the Delegate, such withdrawal would require liquidation of any of the Fund's Assets or would materially impair the liquidity, value or other investment characteristics of the Fund's Assets, it shall be the duty of the Delegate to provide information regarding the particular circumstances and to act only in accordance with Proper Instructions of the Fund or its Investment Advisor with respect to such liquidation or other withdrawal.

        7. Direction as to Eligible Foreign Custodian. Notwithstanding this Delegation Agreement, the Fund, acting through its Board, its Investment Adviser or its other authorized representative, may direct the Delegate to place and maintain the Fund's Assets with a particular Eligible Foreign Custodian. In such event, the Delegate shall be entitled to rely on any such instruction as a Proper Instruction under the terms of the Custodian Agreement and shall have no duties under this Delegation Agreement with respect to such arrangement save those that it may undertake specifically in writing with respect to each particular instance.

        8. Standard of Care. In carrying out its duties under this Agreement, the Delegate agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for safekeeping the Fund's Assets would exercise.

        9. Representations. The Delegate hereby represents and warrants that it is a U.S. Bank and that this Agreement has been duly authorized, executed and delivered by the Delegate and is a legal, valid and binding agreement of the Delegate.

        The Fund hereby represents and warrants that its Board of Directors has determined that it is reasonable to rely on the Delegate to perform the delegated responsibilities provided for herein and that this Agreement has been duly authorized, executed and delivered by the Fund and is a legal, valid and binding agreement of the Fund.

        10. Effectiveness; termination. This Agreement shall be effective as of the date on which this Agreement shall have been accepted by the Delegate, as indicated by the date set forth below the Delegate's signature. This Agreement may be terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Such termination shall be effective on the 30th day following the date on which the non-terminating party shall receive the foregoing notice. The foregoing to the contrary notwithstanding, this Agreement shall be deemed to have been terminated concurrently with the termination of the Custodian Agreement.

       11. Notices. Notices and other communications under this Agreement are to be made in accordance with the arrangements designated for such purpose under the Custodian Agreement unless otherwise indicated in a writing referencing this Agreement and executed by both parties.

       12.   Definitions. Capitalized terms in this agreement have the
             -----------
following meanings:

        a. Compulsory Securities Depository - shall mean a Securities Depository the use of which is mandatory (i) under applicable law or regulation;
        (ii) because securities cannot be withdrawn from the depository; or,
        (iii) because maintaining securities outside the Securities Depository is not consistent with prevailing custodial practices.

        b.    Eligible Foreign Custodian - shall have the meaning set forth in
              --------------------------
        Rule 17f-5(a)(1) and shall also include a U.S. Bank.

        c. Fund's Assets - shall mean any of the Fund's investments (including foreign currencies) for which the primary market is outside the United States, and such cash and cash equivalents as are reasonably necessary to effect the Fund's transactions in such investments.

        d.    Proper Instructions - shall have the meaning set forth in the
              -------------------
        Custodian Agreement.

        e.    Securities Depository - shall have the meaning set forth in Rule
              ---------------------
        17f-5(a)(6).

        f.    Sovereign Risk - shall have the meaning set forth in Section
              --------------
        [6.3] of the Custodian Agreement.

        g.    U.S. Bank - shall mean a bank which qualifies to serve as a
              ---------
        custodian of assets of investment companies under Section 17(f) of the Act.

13. Governing Law and Jurisdiction. This Agreement shall be construed in accordance with the laws of the State of New York. The parties hereby submit to the exclusive jurisdiction of the Federal courts sitting in the State of New York or the Commonwealth of Massachusetts or of the state courts of either such State or such Commonwealth.

14. Fees. Delegate shall perform its functions under this agreement for the compensation determined under the Custodian Agreement.


15. Integration. This Agreement sets forth all of the Delegate's duties with respect to the selection and monitoring of Eligible Foreign Custodians, the administration of contracts with Eligible Foreign Custodians, the withdrawal of assets from Eligible Foreign Custodians and the issuance of reports in connection with such duties. The terms of the Custodian Agreement shall apply generally as to matters not expressly covered in this Agreement, including dealings with the Eligible Foreign Custodians in the course of discharge of the Delegate's obligations under the Custodian Agreement.

      NOW THEREFORE, the parties have caused this Agreement to be executed by its duly authorized representatives, effective as of the date first above written.




BROWN BROTHERS HARRIMAN & CO.             THE WORLD FUNDS, INC.



By:  /s/ Kristen Giarusso                      By:  /s/ John Pasco, III
     --------------------                           -------------------
Name: Kristen Giarusso                         Name: John Pasco, III
Title: Partner                                 Title: Chairman
Date: June 30, 1998                            Date: June 26, 1998

                                   SCHEDULE 1
                           TO THE WORLD FUNDS, INC.
                 FOREIGN CUSTODY MANAGER DELEGATION AGREEMENT
                                ASOFJUNE 26 ,1998



                                     RUSSIA

                                                            EXHIBIT 23(h)(1)(a)



                        ADMINISTRATIVE SERVICES AGREEMENT



            Administrative Services Agreement (the "Agreement") dated August 19, 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                               WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the SAND HILL PORTFOLIO MANAGER FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, Sand Hill Advisers, Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but, shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

      Notices to CSS shall be directed to:

           1500 Forest Ave.
            Suite 223
           Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.
                          THE WORLD FUNDS, INC.


                             By: /s/ John Pasco, III
                                 John Pasco, III
                                 Chairman


                          COMMONWEALTH SHAREHOLDER SERVICES, INC.



                             By: /s/ John Pasco, III
                                 John Pasco, III
                                 President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                        SAND HILL PORTFOLIO MANAGER FUND



      Pursuant to Section 9 of the Administrative Services Agreement, dated August 19, 1997, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the Sand Hill Portfolio Manager Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets of the Sand Hill Portfolio Manager Fund series of the Fund, payable monthly, with a minimum fee of $30,000.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(1)(b)



                        ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement (the "Agreement") dated October 14, 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                               WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the CSI EQUITY FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, CSI Capital Management, Inc. (the "Advisor"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall perform for the Fund all administrative services required for the Fund to operate as a diversified, open-end management investment company registered as such with the Securities and Exchange Commission; provided, however, that CSS shall not be required to provide under this Agreement any service that CSS or another person clearly is required to provide to the Fund pursuant to a written agreement with the Fund other than this Agreement; and provided further, however, that in no event shall this sentence require CSS to provide transfer agency, custodian, distribution, or investment advisory services to the Fund. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

      Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

      It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

      CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

      CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews.

      Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

      CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

      The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      CSS shall indemnify and hold the Fund harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands, and losses whatsoever (including, without limitation, reasonable documented expenses for legal counsel) arising out of or in connection with (a) any breach by CSS of any of its representations, warranties or covenants contained in this Agreement, or (b) CSS's negligence. CSS shall comply in all material respects with all applicable laws and regulations in performing its obligations under this Agreement.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first--class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

      Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

      The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                     THE WORLD FUNDS, INC.


                     By:  /s/ John Pasco, III
                          John  Pasco, III
                          Chairman

                     COMMONWEALTH SHAREHOLDER SERVICES, INC.



                     By:  /s/ John Pasco, III
                          John Pasco, III
                          President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                              THE WORLD FUNDS, INC.

                    COMMONWEALTH SRAREHOLDER SERVICES, INC.

                                     FOR THE

                                 CSI EQUITY FUND



      Pursuant to Section 9 of the Administrative Services Agreement, dated October 14, 1997, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the CSI Equity Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets on the first $50 million (with a minimum fee of $30,000), 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.1% per annum of the average daily net assets over $100 million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(1)(c)



                        ADMINISTRATIVE SERVICES AGREEMENT



Administrative Services Agreement (the "Agreement") dated October 14, 1997, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                               WITNESSETH THAT:

WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the CSI FIXED INCOME FUND series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment advisor of the Portfolio, CSI Capital Management, Inc. (the "Advisor"); and

WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall perform for the Fund all administrative services required for the Fund to operate as a diversified, open-end management investment company registered as such with the Securities and Exchange Commission; provided, however, that CSS shall not be required to provide under this Agreement any service that CSS or another person clearly is required to provide to the Fund pursuant to a written agreement with the Fund other than this Agreement; and provided further, however, that in no event shall this sentence require CSS to provide transfer agency, custodian, distribution, or investment advisory services to the Fund. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-l under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

CSS shall indemnify and hold the Fund harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands, and losses whatsoever (including, without limitation, reasonable documented expenses for legal counsel) arising out of or in connection with (a) any breach by CSS of any of its representations, warranties or covenants contained in this Agreement, or (b) CSS's negligence. CSS shall comply in all material respects with all applicable laws and regulations in performing its obligations under this Agreement.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

      Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

      Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.



                               THE WORLD FUNDS, INC.



                               By:  /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman


                               COMMONWEALTH SHAREHOLDER SERVICES, INC.



                               By:  /s/ John Pasco, III
                                    John Pasco, III
                                    President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                              CSI FIXED INCOME FUND



Pursuant to Section 9 of the Administrative Services Agreement, dated October 14, 1997, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), the CSI Fixed Income Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:


A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.2% per annum of the average daily net assets on the first $50 million (with a minimum fee of $30,000), 0.15% per annum of the average daily net assets from $50 million to $100 million, and 0.1% per annum of the average daily net assets over $100 million.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(1)(g)



                        ADMINISTRATIVE SERVICES AGREEMENT

      Administrative Services Agreement (the "Agreement") dated May 1, 2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                                  WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent, for and on behalf of the Global e-Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with ongoing operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment adviser of the Portfolio, Global Assets Advisors, Inc. (the "Adviser"); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

      Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

      Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement, and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

      Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding, and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

      Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to time agree.

      Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

      Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

      Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

      Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct; provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

      Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

      Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of, the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

      Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

      Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

      1500 Forest Ave.
      Suite 223
      Richmond, VA 23229

Notices to CSS shall be directed to:

      1500 Forest Ave.
      Suite 223
      Richmond, VA 23229

      Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

      Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

      Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

      Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

      Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

      Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

                               THE WORLD FUNDS, INC.


                               By:  /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman

                               COMMONWEALTH SHAREHOLDER SERVICES, INC.


                               By:   /s/ John Pasco, III
                                    John Pasco, III
                                    Chairman

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                            THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                          FOR THE Global e Fund series

Pursuant to Section 9 of the Administrative Services Agreement, dated May 1, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Global e Fund series of the Fund shall pay CSS a fee calculated and paid monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets on the first $500 Million (with a minimum fee of $30,000); 0.175% per annum of the average daily net assets from $500 Million to $1 Billion; and 0.15% per annum of the average daily net assets in excess of 1 Billion.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(1)(h)



                        ADMINISTRATIVE SERVICES AGREEMENT



      Administrative Services Agreement (the "Agreement") dated June 19,2000, by and between THE WORLD FUNDS, INC. (the "Fund"), a diversified, open-end management investment company, duly organized as a corporation in accordance with the laws of the State of Maryland, and COMMONWEALTH SHAREHOLDER SERVICES, INC. ("CSS"), a corporation duly organized as a corporation in accordance with the laws of the Commonwealth of Virginia.

                               WITNESSETH THAT:

      WHEREAS, the Fund desires to appoint CSS as its Administrative Services Agent for and on behalf of the Monument EuroNet Fund series (the "Portfolio"), to perform certain recordkeeping and shareholder servicing functions required of a duly registered investment company to comply with certain provisions of federal, state and local law, rules and regulations, and, as is required, to assist the Fund in preparing and filing certain financial reports, and further to perform certain daily functions in connection with on-going operations of the Fund and the Portfolio, and provide ministerial services to implement the investment decisions of the Fund and the investment manager of the Portfolio, Vernes Asset Management LLC (the "Manager'); and

      WHEREAS, CSS is willing to perform such functions upon the terms and conditions herein set forth

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1. CSS shall examine and review all records and documents of the Portfolio pertaining to its duties under this Agreement in order to determine and/or recommend how such records and documents shall be maintained.

Section 2. CSS shall, as necessary for such purposes, advise the Fund and its agents of the information which is deemed to be "necessary" for the performance of its duties under this Agreement and upon receipt of necessary information and Written or Oral Instructions from the Fund, shall maintain and keep current such shareholder relations records.

Unless the information necessary to perform the above functions is furnished in writing to CSS by the Fund or its agents (such as Custodians, Transfer Agents, etc.), CSS shall incur no liability and the Fund shall indemnify and hold harmless CSS from and against any liability arising from any discrepancy in the information received by CSS and used in the performance by CSS of its duties.

It shall be the responsibility of the Fund to furnish CSS with the net asset value per share, declaration, record and payment dates and amounts of any dividends or income and any other special actions required concerning each of its securities.

CSS shall maintain such shareholder records above mentioned as required by regulation and as agreed upon between the Fund and CSS.

Section 3. The Fund shall confirm to the Fund's Transfer Agent all purchases and redemptions of shares of the Portfolio effected through the Fund or its distributor, as and when such orders are accepted by the Fund or an authorized agent of the Fund designated for that purpose. CSS shall receive from the Fund's Transfer Agent daily reports of share purchases, redemptions, and total shares outstanding and shall be accountable for the information contained in such reports of purchases and redemptions when received. It is agreed by the parties that the net asset value per share of the Fund will be calculated in accordance with Rule 22c-1 under the Investment Company Act of 1940 and as otherwise directed by the Board of Directors of the Fund.

CSS shall reconcile its records of outstanding shares and shareholder accounts with the Fund's Transfer Agent periodically, and not less frequently than monthly.

Section 4. CSS shall provide assistance to the Fund in the servicing of shareholder accounts, which may include telephone and written conversations, assistance in redemptions, exchanges, transfers and opening accounts as may be required from time to time. CSS shall, in addition, provide such additional administrative non-advisory management services as CSS and the Fund may from time to tune agree.

Section 5. The accounts and records maintained by CSS shall be the property of the Fund, and shall be made available to the Fund, within a reasonable period of time, upon demand. CSS shall assist the Fund's independent auditors, or any other person authorized by the Fund or, upon demand, any regulatory body as authorized by law or regulation, in any requested review of the Fund's accounts and records but shall be reimbursed for all reasonable and documented expenses and employee time invested in any such review outside of routine and normal periodic reviews. Upon receipt from the Fund of any necessary information, CSS shall assist the Fund in organizing necessary data for the Fund's completion of any necessary tax returns, questionnaires, periodic reports to shareholders and such other reports and information requests as the Fund and CSS shall agree upon from time to time.

Section 6. CSS and the Fund may from time to time adopt procedures they agree upon, and, absent knowledge to the contrary, CSS may conclusively assume that any procedure approved by the Fund or directed by the Fund, does not conflict with or violate any requirements of Fund's Prospectuses, Articles of Incorporation, By-Laws, registration statements, orders, or any rule or regulation of any regulatory body or governmental agency. The Fund (acting through its officers or other agents) shall be responsible for notifying CSS of any changes in regulations or rules which might necessitate changes in the Fund's procedures.

Section 7. CSS may rely upon the advice of the Fund and upon statements of the Fund's lawyers, accountants and other persons believed by it in good faith to be expert in matters upon which they are consulted, and CSS shall not be liable for any actions taken in good faith upon such statements.

Section 8. CSS shall not be liable for any actions taken in good faith reliance upon any authorized Oral Instructions, any Written Instructions, and certified copy of any resolution of the Board of Directors of the Fund or any other document reasonably believed by CSS to be genuine and to have been executed or signed by the proper person or persons.

CSS shall not be held to have notice of any change of authority of any officer, employee or agent of the Fund until receipt of notification thereof by the Fund.

The Fund shall indemnify and hold CSS harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses whatsoever arising out of or in connection with any error, omission, inaccuracy or other deficiency of any information provided to CSS by the Fund, or the failure of the Fund to provide any information needed by CSS knowledgeably to perform its functions hereunder. Also, the Fund shall indemnify and hold harmless CSS from all claims and liabilities (including reasonable documented expenses for legal counsel) incurred by or assessed against CSS in connection with the performance of this Agreement, except such as may arise from CSS's own negligent action, omission or willful misconduct provided, however, that before confessing any claim against it, CSS shall give the Fund reasonable opportunity to defend against such claim in the name of the Fund or CSS or both.

Section 9. The Fund agrees to pay CSS compensation for its services and to reimburse it for expenses, as set forth in the Schedule attached hereto, or as shall be set forth in amendments to such schedule approved by the Fund's Board of Directors and CSS.

Section 10. Except as required by laws and regulations governing investment companies, nothing contained in this Agreement is intended to or shall require CSS, in any capacity hereunder, to perform any functions or duties on any holiday or other day of special observance on which CSS is closed. Functions or duties normally scheduled to be performed on such days shall be performed on, and as of the next business day on which both the Fund and CSS are open. CSS will be open for business on days when the Fund is open for business and/or as otherwise set forth in the Fund's Prospectuses and Statements of Additional Information.

Section 11. Either the Fund or CSS may give written notice to the other of the termination of this Agreement, such termination to take effect at the time specified in the notice, which time shall be not less than 90 days from the giving of such notice. Such termination shall be without penalty.

Section 12. Any notice or other communication required by or permitted to be given in connection with this Agreement shall be in writing, and shall be delivered in person or sent by first-class mail, postage prepaid, to the respective parties at their last known address, except that Oral Instructions may be given if authorized by the Board of the Fund and preceded by a certificate from the Fund's secretary so attesting.

Notices to the Fund shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Notices to CSS shall be directed to:

           1500 Forest Ave.
           Suite 223
           Richmond, VA 23229

Section 13. This Agreement may be executed in two or more counterparts, each of which, when so executed, shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

Section 14. This Agreement shall extend to and shall be binding upon the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of CSS, or by CSS without the written consent of the Fund, authorized or approved by a resolution of its Board of Directors.

Section 15. For purposes of this Agreement, the terms Oral Instructions and Written Instructions shall mean:

Oral Instructions: The term Oral Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in person or by telephone, telegram, telecopy, or other mechanical or documentary means lacking a signature, by a person or persons believed in good faith by CSS to be a person or persons authorized by a resolution of the Board of Directors of the Fund, to give Oral Instructions on behalf of the Fund.

Written Instructions: The term Written Instruction shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to CSS in original writing containing original signatures or a copy of such document transmitted by telecopy including transmission of such signature believed in good faith by CSS to be the signature of a person authorized by a resolution of the Board of Directors of the Fund to give Written Instructions on behalf of the Fund.

The Fund shall file with CSS a certified copy of each resolution of its Board of Directors authorizing execution of Written Instructions or the transmittal of Oral Instructions as provided above.

Section 16. This Agreement shall be governed by the laws of the State of Maryland.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.


                     THE WORLD FUNDS, INC.

                     By:  /s/ John Pasco, III
                          John Pasco, III
                          Chairman


                     COMMONWEALTH SHAREHOLDER SERVICES, INC.


                     By:  /s/ John Pasco, III
                          John Pasco, III
                          President

                                  SCHEDULE A TO

                        ADMINISTRATIVE SERVICES AGREEMENT

                                 BY AND BETWEEN

                           THE WORLD FUNDS, INC. AND

                    COMMONWEALTH SHAREHOLDER SERVICES, INC.

                                     FOR THE

                          Monument EuroNet Fund series


Pursuant to Section 9 of the Administrative Services Agreement, dated June 19, 2000, by and between The World Funds, Inc. (the "Fund"), and Commonwealth Shareholder Services, Inc. ("CSS"), Monument EuroNet Fund series of the Fund shall pay CSS a fee calculated and paid twice monthly as follows:

A. For the performance of Blue Sky matters, CSS shall be paid at the rate of $30 per hour of actual time used.

B. For shareholder servicing, CSS shall be paid at the rate of $30 per hour of actual time used.

C. For all other administration, CSS shall be paid a fee at the rate of 0.20% per annum of the average daily net assets on the first $250 Million (with a minimum fee of $30,000); 0.175% per annum of the average daily net assets from $250 Million to $500 Million; 0.15% per annum of the average daily net assets from $500 Million to $750 Million; 0.125% per annum of the average daily net assets from $750 Million to $1 Billion; and 0.10% per annum of the average daily net assets in excess of 1 Billion.

D. In addition to the foregoing, the Fund shall reimburse CSS, from the assets of the Portfolio, for the Portfolio's proportionate share of general expenses incurred for the Fund and for all expenses incurred by the Portfolio individually. Such out-of-pocket expenses shall include, but not be limited to: documented fees and costs of obtaining advice of counsel or accountants in connection with its services to the Fund; postage; long distance telephone; special forms required by the Fund; any travel which may be required in the performance of its duties to the Fund; and any other extraordinary expenses it may incur in connection with its services to the Fund.

                                                            EXHIBIT 23(h)(2)(a)



                              FUND SERVICES, INC.

                            TRANSFER AGENT AGREEMENT


      THIS AGREEMENT, dated August 19, 1997 between THE WORLD FUNDS, INC. (the "Fund"), a corporation operating as an open-end investment company under the Investment Company Act of 1940, duly organized and existing under the laws of the State of Maryland, and FUND SERVICES, INC., a corporation organized under the laws of the State of Virginia ("FSI"), provides as follows:

      WHEREAS, FSI has agreed to act as transfer agent for the purpose of recording the transfer, issuance and redemption of Shares of the Fund, transferring the Shares of the Fund, disbursing dividends and other distributions to Shareholders, filing various tax forms, mailing shareholder information and receiving and responding to various shareholder inquiries;

      NOW THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties do hereby agree as follows:

      SECTION 1. The Fund hereby appoints FSI as its transfer agent and FSI agrees to act in such capacity upon the terms set forth in this Agreement.

      SECTION 2. The Fund shall furnish to FSI a supply of blank Share Certificates of each Series and, from time to time, will renew such supply upon FSI's request. Blank Share Certificates shall be signed manually or by facsimile signature of officers of the Fund and, if required by FSI, shall bear the Fund's seal or a facsimile thereof.

      SECTION 3. FSI shall make original issues of Shares of each Series in accordance with SECTIONS 13 and 14 below and the Fund's then current prospectus, upon receipt of (i) Written Instructions requesting the issuance, (ii) a certified copy of a resolution of the Fund's Board of Directors authorizing the issuance, (iii) necessary funds for the payment of any original issue tax applicable to such additional Shares, (iv) an opinion of the Fund's counsel as to the legality and validity of the issuance, which opinion may provide that it is contingent upon the filing by the Fund of an appropriate notice with the Securities and Exchange Commission, as required by Rule 24f-2 of the Investment Company Act of 1940, as amended from time to time. It the opinion described in
(iv) above is contingent upon a filing under such rule, the Fund shall fully indemnify FSI for any liability arising from the failure of the Fund to comply with such rule.

      SECTION 4. Transfers of Shares of each Series shall be registered and, subject to the provisions of SECTION 10, new Share Certificates shall be issued by FSI upon surrender of outstanding Share Certificates in the form deemed by FSI to be properly endorsed for transfer, which form shall include (i) all necessary endorsers' signatures guaranteed by a member firm of a national securities exchange or a domestic commercial bank, (ii) such assurances as FSI may deem necessary to evidence the genuineness and effectiveness of each endorsement and (iii) satisfactory evidence of compliance with all applicable laws relating to the payment or collection of taxes. FSI shall take reasonable measures as instructed by the Fund and agreed upon by FSI to enable the Fund to identify proposed transfers that, if effected, will likely cause the Fund to fall within the Internal Revenue Code definitions of a personal holding company and shall not make such transfers contrary to the Fund's instructions without the prior written approval of the Fund and its counsel.

      SECTION 5. FSI shall forward Share Certificates in "non-negotiable" form by first-class or registered mail, or by whatever means FSI deems equally reliable and expeditious. While in transit to the addressee, all deliveries of Share Certificates shall be insured by FSI as it deems appropriate. FSI shall not mail Share Certificates in "negotiable" form, unless requested in writing by the Fund and fully indemnified by the Fund to FSI's satisfaction.

      SECTION 6. In registering transfers of Shares of each Series, FSI may rely upon the Uniform Commercial Code or any other statutes that, in the opinion of FSI's counsel, protect FSI and the Fund from liability arising from (i) not requiring complete documentation, (ii) registering a transfer without an adverse claim inquiry, (iii) delaying registration for purposes of such inquiry, or (iv) refusing registration whenever an adverse claim requires such refusal.

      SECTION 7. FSI may issue new Share Certificates in place of those lost, destroyed or stolen, upon receiving indemnity satisfactory to FSI and may issue new Share Certificates in exchange for, and upon surrender of, mutilated Share Certificates as FSI deems appropriate.

      SECTION 8. Unless otherwise directed by the Fund, FSI may issue or register Share Certificates reflecting the signature, or facsimile thereof, of an officer who has died, resigned or been removed by the Fund. The Fund shall file promptly with FSI any approvals, adoptions, or ratifications of such actions as may be required by law or FSI.

      SECTION 9. FSI shall maintain customary stock registry record for each Series in the Fund, noting the issuance, transfer or redemption of Shares and the issuance and transfer of Share Certificates. FSI may also maintain for each Series an account entitled "Unissued Certificate Account," in which it will record the Shares, and fractions thereof, issued and outstanding from time to time for which issuance of Share Certificates has not been requested. FSI is authorized to keep records for each Series, containing the names and last known addresses of Shareholders and Planholders, and the number of Shares, and fractions thereof, from time to time owned by them for which no Share Certificates are outstanding. Each Shareholder or Planholder will be assigned a single account number for each Series, even though Shares held under each Plan and Shares for which Certificates have been issued will be accounted for separately. Whenever a Shareholder deposits Shares represented by Share Certificates in a Plan that permits the deposit of Shares thereunder, FSI upon receipt of the Share Certificates registered in the name of the Shareholder (or if not registered, in proper form for transfer), shall cancel such Share Certificates, debit the Shareholder's individual account, credit the Shares to the Unissued Share Certificate Account pursuant to SECTION 10 below and credit the deposited Shares to the proper Plan account.

      SECTION 10. FSI shall issue Share Certificates for Shares of each Series only upon receipt of a written request from a Shareholder. If Shares are purchased without such request, FSI shall merely note on its stock registry records the issuance of the Shares and fractions thereof and credit the Unissued Certificate Account and the respective Shareholders' accounts with the Shares. Whenever Shares, and fractions thereof, owned by Shareholders are surrendered for redemption, FSI may process the transactions by making appropriate entries in the stock transfer records, and debiting the Unissued Certificate Account and the record of issued Shares outstanding; it shall be unnecessary for FSI to reissue Share Certificates in the name of the Fund.

      SECTION 11. FSI shall also perform the usual duties and functions required of a stock transfer agent for a corporation, including but not limited to (i) issuing Share Certificates as Treasury Shares, as directed by Written Instructions, and (ii) transferring Share Certificates from one Shareholder to another in the usual manner. FSI may rely conclusively and act without further investigation upon any list, instruction, certification, authorization, Share Certificate or other instrument or paper reasonably believed by it in good faith to be genuine and unaltered, and to have been signed, countersigned or executed or authorized by a duly-authorized person or persons, or by the Fund, upon the advice of counsel for the Fund or for FSI, or upon the net asset value quotation of the Service Agent, as hereinafter defined. FSI may record any transfer of Share Certificates which it reasonably believes in good faith to have been duly-authorized, or may refuse to record any transfer of Share Certificates if, in good faith, it deems such refusal necessary in order to avoid any liability on the part of either the Fund or FSI. The Fund agrees to indemnify and hold harmless FSI from and against any and all losses, costs, claims, and liability that it may suffer or incur by reason of such good faith reliance, action or failure to act.

      SECTION 12. FSI shall notify the Fund of any request or demand for the inspection of the Fund's share records. FSI shall abide by the Fund's instructions for granting or denying the inspection; provided, however, FSI may grant the inspection without such instructions if it is advised by it's counsel that failure to do so will result in liability to FSI.

      SECTION 13. For purposes of this Section, the Fund hereby instructs FSI to consider Shareholder and Planholder payments as federal funds on the day indicated below:

      (a) for a wire received prior to 12:00 noon Eastern time, an the same day;

      (b) for a wire received on or after 12:00 noon Eastern time, on the next business day;

      (c) for a check received prior to 12:00 noon Eastern time, on the second business day following receipt; and

      (d) for a check received on or after 12:00 noon Eastern time, on the third business day following receipt.

Immediately after 4:00 p.m. Eastern time or such other time as the Fund may reasonably specify for any Series (the "Valuation Time") on each day that the Fund and FSI are open for business, FSI shall obtain from the Fund's service agent, as specified by the Fund in writing to FSI (the "Service Agent"), a quotation (on which it may conclusively rely) of the net asset value, determined as of the Valuation Time on that day. On each day FSI is open for business, it shall use the net asset value determined by the Service Agent to compute the number of Shares and fractional Shares to be purchased and the aggregate purchase proceeds to be deposited with the Custodian. As necessary but no more frequently than daily (unless a more frequent basis is agreed to by FSI), FSI shall place a purchase order with the Custodian for the proper number of Shares and fractional Shares to be purchased and promptly thereafter shall send written confirmation of such purchase to the Custodian and the Fund.

      SECTION 14. Having made the calculations required by SECTION 13, FSI shall thereupon pay the Custodian the aggregate net asset value of Shares of each Series purchased. The aggregate number of Shares and fractional Shares purchased shall then be issued daily and credited by FSI to the Unissued Certificate Account. FSI shall also credit each Shareholder's separate account with the number of shares purchased by such Shareholder. FSI shall promptly thereafter mail written confirmation of the purchase to each Shareholder or Planholder, and if requested, to a specified broker-dealer and the Fund. Each confirmation shall indicate the prior Share balance, the new Share balance, the Shares held under a Plan (if any), the Shares for which Share Certificates are outstanding (if any), the amount invested and the price paid for the newly-purchased Shares.

      SECTION 15. Prior to the Valuation Time on each business day, as specified in accordance with SECTION 13 above, FSI shall process all requests to redeem Shares of each Series and advise the Custodian of (i) the total number of Shares of each Series available for redemption and (ii) the number of Shares and fractional Shares of each Series requested to be redeemed. Upon confirmation of the net asset value, FSI shall notify the Fund and the Custodian of the redemption, apply the redemption proceeds in accordance with SECTION 16 and the Fund's prospectus, record the redemption in the stock registry books, and debit the redeemed Shares from the t3nissued Certificate Account and the individual account of the Shareholder or Planholder.

      In lieu of carrying out the redemption procedures described in the preceding paragraph, FSI may, at the request of the Fund, sell Shares of each Series to the Fund as repurchases from Shareholders and/or Planholders, provided that the sales price is not less than the applicable redemption price. The redemption procedures shall then be appropriately modified.

      SECTION 16. The proceeds of redemption shall be remitted by FSI in accordance with the Fund's then current prospectus as follows:

      (a) By check mailed to the Shareholder or Planholder at his last known address. The request and stock certificates, if any, for Shares being redeemed must reflect a guarantee of the owner's signature by a domestic commercial bank or trust company or a member firm of a national securities exchange. If Share Certificates have not been issued to the redeeming Shareholder or Planholder, the signature of the Shareholder or Planholder on the redemption request must be similarly guaranteed. The Fund may authorize FSI in writing to waive the signature guarantee for any specific transaction or classes of transactions;

     (b) By wire to a designated bank or broker upon telephone request, without signature guarantee, if such redemption procedure has been elected on the Shareholder's or Planholder's account information form. Any change in the designated bank or broker account will be acted upon by FSI only if made in writing by the Planholder or Shareholder, with signature guaranteed as required by paragraph (a) above;

      (c) In case of an expedited telephone redemption, by check the Shareholder or Planholder of record and mailed for deposit to account designated in the Shareholder account information form;

      (d) By other procedures commonly followed by mutual funds, in Written Instructions from the Fund and mutually agreed upon by FSI.

      For purposes of redemption of shares of any Series that have been purchased by check within fifteen (15) days prior to receipt of the redemption request, the Fund shall provide FSI with Written Instructions concerning the time within which such requests may be honored.

      The authority of FSI to perform its responsibilities under SECTIONS 15 and 16 shall be suspended if FSI receives notice of the suspension of the determination of the Fund's net asset value.

      SECTION 17. Upon the declaration of each dividend and each capital gains distribution by the Fund's Board of Directors, the Fund shall notify FSI of the date of such declaration, the amount payable per share, the record date payable to the bank as set forth the Fund and for determining the Shareholders entitled to payment, the payment and the reinvestment date price.

      SECTION 18. On or before each payment date the Fund will transfer, or cause the Custodian to transfer, to FSI the total amount of the dividend or distribution currently payable. FSI will, on the designated payment date, reinvest all dividends in additional shares and shall thereupon pay the Custodian the aggregate net asset value of the additional shares and shall promptly mail to each Shareholder or Planholder at his last known address, a statement showing the number of full and fractional shares (rounded to three decimal places) then owned by the Shareholder or Planholder and the net asset value of such shares; provided, however, that if a Shareholder or Planholder elects to receive dividends in cash, FSI shall prepare a check in the appropriate amount and mail it to him at his last known address within five (5) business days after the designated payment date.

      SECTION 19. FSI shall maintain records regarding the issuance and redemption of Shares of each Series and dividend reinvestments. Such records will list the transactions effected for each Shareholder and Planholder and the number of Shares and fractional Shares owned by each for which no Share Certificates are outstanding. FSI agrees to make available upon request and to preserve for the periods prescribed in Rule 31a-2 of the Investment Company Act of 1940 any records related to services provided under this Agreement and required to be maintained by Rule 31a-l of such Act. FSI acknowledges that these records are the property of the Fund and will surrender same to the Fund promptly on request.

      SECTION 20. FSI shall maintain those records necessary to enable the Fund to file, in a timely manner, Form N-SAR (Semi-annual report) or any successor monthly, quarterly or annual report required by the Investment Company Act of 1940, or rules and regulations thereunder.

      SECTION 21. FSI shall cooperate with the Fund's independent public accountants and shall take reasonable action to make all necessary information available to such accountants for the performance of their duties.

      SECTION 22. In addition to the services described above, FSI will perform other services for the Fund as mutually agreed upon in writing from time to time, including but not limited to preparing and filing federal tax forms with the Internal Revenue Service, mailing federal tax information to Shareholders, mailing semi--annual Shareholder reports, preparing the annual list of Shareholders and mailing notices of Shareholder.' meetings, proxies and proxy statements. FSI shall answer Shareholder inquiries related to their share accounts and other correspondence requiring an answer from the Fund. FSI shall maintain dated copies of written communications from Shareholders, and replies thereto.

      SECTION 23. Nothing contained in this Agreement is intended to or shall require FSI, in any capacity hereunder, to perform any functions or duties on any holiday, weekend or weekday on which day FSI or the New York Stock Exchange is closed. Functions or duties normally scheduled to he performed on such days shall be performed on, and as of, the next business day on which both the New York Stock Exchange and FSI are open, unless otherwise required by law; provided, however, that all purchase or redemption requests received by the Fund for a date on which the Exchange is open but FSI is not shall be priced and executed "as of" such date on the next business day FSI is open, unless otherwise required by law.

      SECTION 24. The Fund agrees to pay FSI compensation for its services as set forth in Schedule A attached hereto, or as shall be set forth in written amendments to such Schedule approved by the Fund and FSI from time to time.

      SECTION 25. FSI shall not be liable for any taxes, assessments or governmental charges that may be levied or assessed on any basis whatsoever in connection with the Fund, or any Plan thereof, Shareholder or Planholder, excluding taxes assessed against FSI for compensation received by it hereunder.

      SECTION 26. FSI shall not be liable for any non--negligent action taken in good faith and reasonably believed by FSI to be within the power conferred upon it by this Agreement. The Fund shall indemnify FSI and hold it harmless from and against any and all losses, claims, damages, liabilities or expenses (including reasonable expenses for legal counsel) arising directly or indirectly out of or in connection with this Agreement; provided such loss, claim, damage, liability or expense is not the direct result of FSI'S negligence or willful misconduct, and provided further that FSI shall give the Fund notice and reasonable opportunity to defend any such loss, claim, etc. in the name of the Fund or FSI, or both. Without limiting the foregoing:

      (a) FSI may rely upon the advice of the Fund or counsel to the Fund or FSI, and upon statements of accountants, brokers and other persons believed by FSI in good faith to be experts in the matters upon which they are consulted. FSI shall not be liable for any action taken in good faith reliance upon such advice or statements;

      (b) FSI shall not be liable for any action reasonably taken in good faith reliance upon any Written Instructions, Oral Instructions, including the Service Agent's net asset value quotation, or certified copy of any resolution of the Fund's Board of Directors; provided, however, that upon receipt of a Written Instruction countermanding a prior Written or Oral Instruction that has not been fully executed by FSI, FSI shall verify the content of the second Written Instruction and honor it, to the extend possible. FSI may rely upon the genuineness of any such document, or copy thereof, reasonably believed by FSI in good faith to have been validly executed; and

      (c) FSI may rely, and shall be protected by the Fund in acting upon any signature, instruction, request, letter of transmittal, certificate, opinion of counsel, statement, instrument, report, notice, consent, order, or other paper or document reasonably believed by it in good faith to be genuine and to have been signed or presented by the purchaser, Fund or other proper party or parties.

      (d) The Fund shall, as soon as possible, amend its prospectus to conform with the provisions of this Agreement and make all necessary filings of the amended prospectus, and shall indemnify FSI for any loss, claim or expense resulting from FSI'S reliance upon the Fund's representations in this Agreement, notwithstanding a contrary representation in its prospectus.

      SECTION 27. Upon receipt of Written Instructions, FSI is authorized to make payment upon redemption of shares without a signature guarantee. The Fund hereby agrees to indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, action, demands or losses whatsoever arising out of or in connection with a payment by FSI for redemption of Shares without a signature guarantee. Upon the request of FSI, the Fund shall assume the entire defense of any such action, suit or claim. FSI shall notify the Fund in a timely manner of any much action, suit or claim.

      SECTION 28. The Fund shall deliver or cause to be delivered over to FSI
(i) an accurate list of Shareholders of the Fund, showing each Shareholder's last known address, number of Shares owned and whether such shares are represented by outstanding Share Certificates or by non--certificated share accounts, (ii) all records relating to Plans of the Fund, including original applications signed by the Planholders and original plan accounts recording payment, deductions, reinvestments, withdrawals and liquidations and (iii) all shareholder records, files, and other materials necessary or appropriate for proper performance of the functions assumed by FSI under this Agreement (collectively referred to as the "Materials"). The Fund shall indemnify and hold FSI harmless from any and all expenses, damages, claims, suits, liabilities, actions, demands and losses arising out of or in connection with any error, omission, inaccuracy or other deficiency of such Materials, or out of the failure of the Fund to provide any portion of the Materials or to provide any information needed by FSI to knowledgeably perform its functions.

      SECTION 29. FSI shall, at all times, act in good faith and shall use whatever methods it deems appropriate to ensure the accuracy of all services performed under this Agreement. FSI shall be liable only for loss or damage due to errors caused by FSI's negligence, bad faith or willful misconduct or that of its employees.

      SECTION 30. This Agreement may be amended from time to time by a written supplemental agreement executed by the Fund and FSI and without notice to or approval of the Shareholders or Planholders, provided the intent and purpose. of any Plan, as stated from time to time in the Fund's prospectus, are observed. The parties hereto may adopt procedures as may be appropriate or practical under the circumstances, and FSI may conclusively rely on the determination of the Fund that any procedure that has been approved by the Fund does not conflict with or violate any requirement of its Articles of Incorporation, By-Laws or prospectus, or any rule, regulation or requirement of any regulatory body.

      SECTION 31. The Fund shall file with FSI a certified copy of the operative resolution of its Board of Directors authorizing the execution of Written Instructions or the transmittal of Oral Instructions.

      SECTION 32. The terms, as defined in this Section, whenever used in this Agreement or in any amendment or supplement hereto, shall have the meanings specified below, insofar as the context will allow:

      (a) The Fund: The term Fund shall mean The World Funds, Inc.

      (b) Custodian: The term Custodian shall mean BBHT.

      (c) Series: The term Series shall mean The Sand Hill Portfolio Managers Fund and any series that the Fund shall subsequently establish.

      (d) Securities: The term Securities shall mean bonds, debentures, notes, stocks, shares, evidences of indebtedness, and other securities and investments from time to time owned by the Fund.

      (e) Share Certificates: The term Share Certificates shall mean the stock certificates for the Shares of the Fund.

      (f) Shareholders: The term Shareholders shall mean the registered owners from time to time of the Shares of the Fund, as reflected on the stock registry records of the Fund.

      (g) Shares: The term Shares shall mean the issued and outstanding shares of common stock of the Fund.

      (h) Oral Instructions: The term Oral Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in person or by telephone, vocal telegram or other electronic means, by a person or person reasonably believed in good faith by FSI to be a person or person authorized by a resolution of the Board of Directors of the Fund to give Oral Instructions on behalf of the Fund. Each Oral Instruction shall specify whether it is applicable to the entire Fund or a specific Series of the Fund.

      (i) Written Instructions: The term Written Instructions shall mean an authorization, instruction, approval, item or set of data, or information of any kind transmitted to FSI in original writing containing original signatures, or a copy of such document transmitted by telecopy, including

      Notice to FSI shall be given as follows until further notice,

           FUND SERVICES, INC.
           1500 Forest Avenue, Suite ill
           Richmond, Virginia 23229

           Attention: Mr. William R. Carmichael, Jr., President

      SECTION 36. The Fund represents and warrants to FSI that the execution and delivery of this Transfer Agent Agreement by the undersigned officer of the Fund has been duly and validly authorized by resolution of the Fund's Board of Directors. FSI represents and warrants to the Fund that the execution and delivery of this Agreement by the undersigned officer of FSI has also been duly and validly authorized.

      SECTION 37. This Agreement may be executed in more than one counterpart, each of which shall be deemed to be an original.

      SECTION 38. This Agreement shall extend to and shall bind the parties hereto and their respective successors and assigns; provided, however, that this Agreement shall not be assignable by the Fund without the written consent of FSI or by FSI without the written consent of the Fund, authorized or approved by a resolution of the Fund's Board of Directors.

      SECTION 39. This Agreement shall be governed by the laws of the State of Virginia.

      WITNESS the following signatures:

                                THE WORLD FUNDS, INC.

                                By:  /s/ John Pasco, III
                                    John Pasco, III
                                Title: Chairman
                                Date: August 20, 1997


                                FUND SERVICES, INC.


                                By:  /s/ William Carmichael, Jr.
                                     ---------------------------
                                    William Carmichael, Jr.
                                Title: President
                                Date: August 20, 1997

                                  ATTACHMENT A

                                  FEE SCHEDULE

I.    Account Maintenance Fees-- Per Fund:

      0 - 5,000 Accounts $11.00 per account per year 5,001 - 15,000 Accounts $10.00 per account per year Over 15,000 Accounts $ 9.50 per account per year

Applicable fees billed monthly at 1/12 the annual rate for each month the account is open. Accounts in each fund that exceeds minimum billing will be aggregated to determine pricing break points.

II.   Transaction/Processing Fees:

      Open New Account - $2.50 Partial or Total Redemption - $2.50 Tax Statement or other Transaction - $1.00 Addition to Account - $1.00
      Dividend/Distribution - $1.00 (In excess of two per year) (Plus statement charges)

Fees incurred will be billed monthly

III.  Other Specified Charges:

      Blue Sky Reports (Under 1,000 S/H) - $10.00 Blue Sky Reports (Under 5,000 S/H) - $15.00 Blue Sky Reports (Over 5,000 S/H) - $25.00 Shareholder List (Under 2,500 S/H) - $15.00 Shareholder List (Over 2,500 S/H) - $25.00

IV.   Minimum Fee:

The minimum annual fee is $16,500.00 per fund and is payable at the rate $1,375.00 per month. The minimum covers account maintenance fees and regular purchase/redemption transaction fees only. Any new funds started by The World Funds, Inc., will receive a reduced minimum of $12,000.00 for the first twelve months of operation.

V.    Conversion Fees:

Conversion Fees for acquired funds will be billed at the new account rate per account converted plus programming and out of pocket costs.

V.    Out of Pocket Costs:

The cost of forms, postage, stationery, outside mailing services, microfilm or magnetic tape data transfer etc. will be in addition to the fees listed above.

VI.  Term of Agreement

Notwithstanding the Notice of Termination provisions of SECTION 34 of the Basic Agreement, the Initial term of this contract will be 24 months from the date of execution. The above fees are guaranteed for the initial term. This contract may be extended beyond such initial term upon mutual agreement of the Funds and FSI.

                                                            EXHIBIT 23(h)(2)(b)


                       TRANSFER AGENCY SERVICES AGREEMENT


      THIS AGREEMENT is made as of June 20, 2000 by and between PFPC INC., a Massachusetts corporation ("PFPC") and THE WORLD FUNDS, INC., a Maryland corporation (the "Fund").

                                   WITNESSETH:

      WHEREAS, the Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund wishes to retain PFPC to serve as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent with respect to the Fund's investment portfolios listed on Exhibit A attached hereto and made a part hereof, as such Exhibit A may be amended from time to time (each a "Portfolio"), and PFPC wishes to furnish such services.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.    Definitions. As Used in this Agreement:
      --------------------------------------

      (a)  "1933 Act" means the Securities Act of 1933, as amended.
            --------
      (b)  "1934 Act" means the Securities Exchange Act of 1934, as amended.
            --------
      (c)  "Authorized  Person" means any person authorized by the Fund to give
            ------------------
           Oral Instructions and Written Instructions hereunder. An Authorized Person's scope of authority may be limited by setting forth such limitation in a written document signed by the parties hereto.
      (d)  "CEA" means the Commodities Exchange Act, as amended.
            ---
      (e)  "Change of  Control"  means a change in  ownership  or control  (not
            ------------------
           including transactions between wholly-owned direct or indirect subsidiaries of a common parent) of 25% or more of the beneficial ownership of the shares of common stock or shares of beneficial interest of an entity or its parents(s), or as otherwise defined in the 1940 Act.
      (f) "Oral Instructions" mean oral instructions received by PFPC from an Authorized Person or from a person reasonably believed by PFPC to be an Authorized Person. Instructions received by PFPC via electronic mail will be considered Oral Instructions.
      (g)  "SEC" means the Securities and Exchange Commission.
            ---
      (h)  "Securities  Laws"  mean the 1933 Act,  the 1934 Act,  the 1940 Act,
            ---------------- the CEA and all regulations under those laws.
      (i)  "Shares"  mean the shares of  beneficial  interest  of any series or
            ------ class of the Fund.
(j) "Written Instructions" mean (i) written instructions signed by an Authorized Person and received by PFPC or (ii) trade instructions transmitted (and received by PFPC) by means of an electronic transaction reporting system access to which requires use of a password or other authorized identifier. The instructions may be delivered by hand, mail, tested telegram, cable, telex or facsimile sending device.

2. Appointment. The Fund hereby appoints PFPC to serve as transfer agent, registrar, dividend disbursing agent and shareholder servicing agent for the Portfolio in accordance with the terms set forth in this Agreement. PFPC accepts such appointment and agrees to furnish such services.

3. Delivery of Documents. The Fund has provided or, where applicable, will --------------------- provide PFPC with the following:

      (a)  A copy of the Fund's most recent effective registration statement;
      (b) A copy of the advisory agreement with respect to each investment Portfolio of the Fund;
      (c) A copy of the distribution/underwriting agreement with respect to each class of Shares of the Fund;
      (d) A copy of each Portfolio's administration agreements if PFPC is not providing the Portfolio with such services;
      (e) Copies of any distribution and/or shareholder servicing plans and agreements made in respect of the Fund or a Portfolio;
      (f) A copy of the Fund's organizational documents as they relate to the Portfolio, as filed with the state in which the Fund is organized; and
      (g) Copies (certified or authenticated where applicable) of any and all amendments or supplements to the foregoing.

4. Compliance with Rules and Regulations. PFPC undertakes to comply with all applicable requirements of the Securities Laws and any laws, rules and regulations of governmental authorities having jurisdiction with respect to the duties to be performed by PFPC hereunder. Except as specifically set forth herein, PFPC assumes no responsibility for such compliance by the Fund or any other entity.

5.    Instructions.
      ------------

      (a) Unless otherwise provided in this Agreement, PFPC shall act only upon Oral Instructions or Written Instructions.
      (b) PFPC shall be entitled to rely upon any Oral Instruction or Written Instruction it receives from an Authorized Person (or from a person reasonably believed by PFPC to be an Authorized Person) pursuant to this Agreement. PFPC may assume that any Oral Instruction or Written Instruction received hereunder is not in any way inconsistent with the provisions of organizational documents or this Agreement or of any vote, resolution or proceeding of the Fund's Board of Directors or of the Fund's shareholders, unless and until PFPC receives Written Instructions to the contrary.
     (c) The Fund agrees to forward to PFPC Written Instructions confirming Oral Instructions so that PFPC receives the Written Instructions by the close of business on the same day that such Oral Instructions are received. The fact that such confirming Written Instructions are not received by PFPC or differ from the Oral Instructions shall in
           no  way  invalidate  the  transactions  or   enforceability  of  the
           transactions authorized by the Oral Instructions or PFPC's ability to rely upon such Oral Instructions. Where Oral Instructions or Written Instructions reasonably appear to have been received from an Authorized Person, PFPC shall incur no liability for acting upon such Oral Instructions or Written Instructions provided that PFPC's actions comply with the other provisions of this Agreement.

6.    Right to Receive Advice.

      (a) Advice of the Fund. If PFPC is in doubt as to any action it should or should not take, PFPC may request directions or advice, including Oral Instructions or Written Instructions, from the Fund.
      (b) Advice of Counsel. If PFPC shall be in doubt as to any question of law pertaining to any action it should or should not take, PFPC may request that the Fund seek guidance from its counsel. Alternatively, PFPC at its own expense, may request advice from counsel of its own choosing (who may be counsel for the Fund or PFPC, at the option of PFPC).
      (c) Conflicting Advice. In the event of a conflict between directions or advice or Oral Instructions or Written Instructions PFPC receives from the Fund, and the advice it receives from its own counsel, the parties will address the issue together and agree on the appropriate course of action with the assistance of counsel and/or the Fund's independent public accountants; provided, that if the parties are not able to agree on a course of action, PFPC may inform the Fund and rely upon and follow the advice of its own counsel.
     (d) Protection of PFPC. PFPC shall be protected in any action it takes or does not take in reliance upon directions or advice or Oral Instructions or Written Instructions it receives from the Fund or from counsel and which PFPC believes, in good faith based on standards considered reasonable in the industry, to be consistent with those directions or advice or Oral Instructions or Written Instructions. Nothing in this section shall be construed so as to impose an obligation upon PFPC (i) to seek such directions or advice or Oral Instructions or Written Instructions, or (ii) to act in accordance with such directions or advice or Oral Instructions or Written Instructions unless, under the terms of other provisions of this Agreement, the same is a condition of PFPC's properly taking or not taking such action.

7.    Records;  Visits. The books and records pertaining to the Fund, which are
      ----------------
      in the possession or under the control of PFPC, shall be the property of the Fund. Such books and records shall be prepared and maintained as required by the 1940 Act and other applicable securities laws, rules and regulations. The Fund and Authorized Persons shall have access to such books and records at all times during PFPC's normal business hours. Upon the request of the Fund, such books and records shall be provided by PFPC to the Fund or to an Authorized Person, provided that the Fund shall pay the reasonable costs to make copies of such books and records.

8.    Confidentiality. Each party shall keep confidential any information
      ---------------
      relating to the other party's business ("Confidential Information"). Confidential Information shall include (a) any data or information that is competitively sensitive material, and not generally known to the public, including, but not limited to, information about product plans, marketing strategies, finances, operations, customer relationships, customer profiles, customer lists, sales estimates, business plans, and internal performance results relating to the past, present or future business activities of the Fund or PFPC, their respective subsidiaries and affiliated companies and the customers, clients and suppliers of any of them; (b) any scientific or technical information, design, process, procedure, formula, or improvement that is commercially valuable and secret in the sense that its confidentiality affords the Fund or PFPC a competitive advantage over its competitors; (c) all confidential or proprietary concepts, documentation, reports, data, specifications, computer software, source code, object code, flow charts, databases, inventions, know-how, and trade secrets, whether or not patentable or copyrightable; and (d) anything designated as confidential. Notwithstanding the foregoing, information shall not be subject to such confidentiality obligations if it: (a) is already known to the receiving party at the time it is obtained; (b) is or becomes publicly known or available through no wrongful act of the receiving party; (c) is rightfully received from a third party who, to the best of the receiving party's knowledge, is not under a duty of confidentiality; (d) is released by the protected party to a third party without restriction;
      (e) is required to be disclosed by the receiving party pursuant to a requirement of a court order, subpoena, governmental or regulatory agency or law provided the receiving party will provide the party whose information is being disclosed written notice of such requirement, to the extent such notice is permitted); (f) is relevant to the defense of any claim or cause of action asserted against the receiving party; or
      (g) has been or is independently developed or obtained by the receiving party.

9. Cooperation with Accountants. PFPC shall cooperate with the Fund's independent public accountants and shall take all reasonable actions in the performance of its obligations under this Agreement to ensure that the necessary information is made available to such accountants for the expression of their opinion, as required by the Fund or (upon request by the Fund) the Securities Laws.


10. PFPC System. To the extent PFPC had a prior legal right to such property, PFPC shall retain title to and ownership of any and all data bases, computer programs, screen formats, report formats, interactive design techniques, derivative works, inventions, discoveries, patentable or copyrightable matters, concepts, expertise, patents, copyrights, trade secrets, and other related legal rights utilized by PFPC in connection with the services provided by PFPC hereunder.

11.   Disaster  Recovery.  PFPC shall  enter into and shall  maintain in effect
      ------------------
      with appropriate parties one or more agreements making reasonable provisions for emergency use of electronic data processing equipment to the extent appropriate equipment is available. In the event of equipment failures, PFPC shall, at no additional expense to the Fund, take reasonable steps to minimize service interruptions. PFPC shall have no liability with respect to the loss of data or service interruptions caused by equipment failure, provided such loss or interruption is not caused by PFPC's own willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations under this Agreement.

12. Compensation. As compensation for services rendered by PFPC during the term of this Agreement, the Fund will pay to PFPC a fee or fees as may be agreed to from time to time in writing by the Fund and PFPC. The Fund acknowledges that PFPC may receive float benefits and/or investment earnings in connection with maintaining certain accounts required to provide services under this Agreement.

13.   Indemnification.  The Fund agrees to indemnify and hold harmless PFPC and
      ---------------
      its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys' fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any act or omission to act which PFPC takes in connection with the provision of services hereunder. Neither PFPC, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by PFPC's or its affiliates' own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement, provided that in the absence of a finding by a court of competent jurisdiction to the contrary the acceptance, processing and/or negotiation of a fraudulent payment for the purchase of Shares shall be presumed not to have been the result of PFPC's or its affiliates own willful misfeasance, bad faith, negligence or reckless disregard of such duties and obligations.

14.   Responsibility of PFPC.

      (a) PFPC shall be under no duty to take any action hereunder except as specifically set forth herein or as may be specifically agreed to by PFPC and the Fund in a written amendment hereto. PFPC shall be obligated to exercise care and diligence in the performance of its duties hereunder and to act in good faith in performing services provided for under this Agreement. PFPC shall be liable only for any damages arising out of PFPC's failure to perform its duties under this Agreement to the extent such damages arise out of PFPC's willful misfeasance, bad faith, negligence or reckless disregard of such duties.
      (b) Without limiting the generality of the foregoing or of any other provision of this Agreement, (i) PFPC shall not be liable for losses beyond its control, including without limitation (subject to Section
           11), delays or errors or loss of data occurring by reason of circumstances beyond PFPC's control, provided that PFPC has acted in accordance with the standard set forth in Section 14(a) above; and
           (ii) PFPC shall not be under any duty or obligation to inquire into and shall not be liable for the validity or invalidity or authority or lack thereof of any Oral Instruction or Written Instruction, notice or other instrument which conforms to the applicable requirements of this Agreement, and which PFPC reasonably believes to be genuine.
      (c) Notwithstanding anything in this Agreement to the contrary, neither PFPC nor its affiliates shall be liable for any consequential, special or indirect losses or damages, whether or not the likelihood of such losses or damages was known by PFPC or its affiliates. Notwithstanding anything in this Agreement to the contrary, PFPC's cumulative liability to the Fund for all losses, claims, suits, controversies, breaches or damages for any cause whatsoever (including but not limited to those arising out of or related to this Agreement) and regardless of the form of action or legal theory shall not exceed $100,000.
      (d) No party may assert a cause of action against PFPC or any of its affiliates that allegedly occurred more than 12 months immediately prior to the filing of the suit (or, if applicable, commencement of mediation sessions or arbitration proceedings) alleging such cause of action; except, however, that this proscription will not apply (i) unless the Fund had knowledge of all of the relevant circumstances and accordingly knew or should have known of the existence of the claim during that time period; (ii) if PFPC or any of its affiliates withheld information from the party asserting the claim that would have been deemed material in the decision to file a claim; (iii) if PFPC or any of its affiliates employed delaying tactics that resulted in the passage of the time period during which a claim would have been filed but for the delaying tactics; or (iv) if, during the 12-month period following the action giving rise to the claim, the party asserting the claim notifies PFPC or any of its affiliates in writing of its intent to commence a legal action once sufficient information has been collected.
       (e) Each party shall have a duty to mitigate damages for which another party may become responsible.

15.   Description of Services.

      (a)  Services Provided on an Ongoing Basis, If Applicable.
           ----------------------------------------------------

           (i)   Calculate 12b-1 payments;
           (ii)  Maintain shareholder registrations;
           (iii) Review new applications and correspond with shareholders to complete or correct information;
           (iv)  Direct payment processing of checks or wires;
           (v) Prepare and certify stockholder lists in conjunction with proxy solicitations;
           (vi)  Countersign share certificates;
           (vii) Prepare and mail to shareholders confirmation of activity;
           (viii)Provide toll-free lines for direct shareholder use, plus customer liaison staff for on-line inquiry response;
           (ix) Mail duplicate confirmations to broker-dealers of their clients' activity, whether executed through the broker-dealer or directly with PFPC;
           (x)   Provide periodic shareholder lists and statistics to the Fund;
           (xi)  Provide detailed data for underwriter/broker confirmations;
           (xii) Prepare periodic mailing of year-end tax and statement information;
           (xiii)Notify on a timely basis the investment adviser, accounting agent, and custodian of fund activity; and
           (xiv) Perform other participating broker-dealer shareholder services as may be agreed upon from time to time.

      (b)  Services Provided by PFPC Under Oral Instructions or Written
           -------------------------------------------------------------
           Instructions.
           ------------

            (i) Accept and post daily Share purchases and redemptions; (ii) Accept, post and perform shareholder transfers and exchanges; (iii) Pay dividends and other distributions; (iv) Solicit and tabulate proxies; and (v) Issue and cancel certificates (when requested in writing by the shareholder).

      (c) Purchase of Shares. PFPC shall issue and credit an account of an investor, in the manner described in the Fund's prospectus, once it receives:

           (i)  A purchase order;
           (ii) Proper information to establish ~i shareholder account; and
           (iii)Confirmation of receipt or crediting of funds for such order to the Fund's custodian.

      (d) Redemption of Shares. PFPC shall redeem Shares only if that function is properly authorized by the certificate of incorporation or resolution of the Fund's Board of Directors. Shares shall be redeemed and payment therefore shall be made in accordance with the Fund's prospectus, when the recordholder tenders Shares in proper form and directs the method of redemption. If Shares are received in proper form, Shares shall be redeemed before the funds are provided to PFPC from the Fund's custodian (the "Custodian"). If the recordholder has not directed that redemption proceeds be wired, when the Custodian provides PFPC with funds, the redemption check shall be sent to and made payable to the recordholder, unless:

           (i) the surrendered certificate is drawn to the order of an assignee or holder and transfer authorization is signed by the recordholder; or
           (ii) transfer authorizations are signed by the recordholder when Shares are held in book-entry form.

           When a broker-dealer notifies PFPC of a redemption desired by a customer, and the Custodian provides PFPC with funds, PFPC shall prepare and send the redemption check to the broker-dealer and made payable to the broker-dealer on behalf of its customer.

      (e) Dividends and Distributions. Upon receipt of a resolution of the Fund's Board of Directors authorizing the declaration and payment of dividends and distributions, PFPC shall issue dividends and distributions declared by the Fund in Shares, or, upon shareholder election, pay such dividends and distributions in cash, if provided for in the Fund's prospectus. Such issuance or payment, as well as payments upon redemption as described above, shall be made after deduction and payment of the required amount of funds to be withheld in accordance with any applicable tax laws or other laws, rules or regulations. PFPC shall mail to the Fund's shareholders such tax forms and other information, or permissible substitute notice, relating to dividends and distributions paid by the Fund as are required to be filed and mailed by applicable law, rule or regulation. PFPC shall prepare, maintain and file with the IRS and other appropriate taxing authorities reports relating to all dividends above a stipulated amount paid by the Fund to its shareholders as required by tax or other law, rule or regulation.

      (f)  Shareholder Account Services.
           ----------------------------

(i)   PFPC may arrange, in accordance with the prospectus, for issuance of
                Shares obtained through:

o     Any pre-authorized check plan; and
o     Direct purchases through broker wire orders, checks and applications.

(ii) PFPC may arrange, in accordance with the prospectus, for a shareholder's:

o Exchange of Shares for shares of another fund with which the Fund has exchange privileges;
o Automatic redemption from an account where that shareholder participates in a automatic redemption plan; and/or
o Redemption of Shares from an account with a checkwriting privilege.

      (g)  Communications to Shareholders. Upon timely Written Instructions,
           ------------------------------
           PFPC shall mail all communications by the Fund to its shareholders, including:

           (i)  Reports to shareholders;
           (ii) Confirmations of purchases and sales of Fund shares;
          (iii) Monthly or quarterly statements;
           (iv) Dividend and distribution notices;
            (v) Proxy material; and
           (vi) Tax form information.

           In addition, PFPC will receive and tabulate the proxy cards for the meetings of the Fund's shareholders.

      (h) Records. PFPC shall maintain records of the accounts for each ------- shareholder showing the following information:

           (i) Name, address and United States Tax Identification or Social Security number;
           (ii) Number and class of Shares held and number and class of Shares for which certificates, if any, have been issued, including certificate numbers and denominations;
           (iii)Historical information regarding the account of each shareholder, including dividends and distributions paid and the date and price for all transactions on a shareholder's account;
            (iv) Any stop or restraining order placed against a shareholder's account;
           (v) Any correspondence relating to the current maintenance of a shareholder's account;
           (vi) Information with respect to withholdings; and
           (vii)Any information required in order for PFPC to perform any calculations required by this Agreement.

      (i) Lost or Stolen Certificates. PFPC shall place a stop notice against any certificate reported to be lost or stole and comply with all applicable federal regulatory requirements for reporting such loss or alleged misappropriation. A new certificate shall be registered and issued only upon:

           (i) The shareholder's pledge of lost instrument bond or such other appropriate indemnity bond is issued by a surety company approved by PFPC; and
           (ii) Completion of a release and indemnification agreement signed by the shareholder to protect PFPC and its affiliates.

      (j) Shareholder Inspection of Stock Records. Upon a request from any Fund shareholder to inspect stock records, PFPC will notify the Fund and the Fund will issue instructions granting or denying each such request. Unless PFPC has acted contrary to the Fund's instructions, the Fund agrees to and does hereby release PFPC from any liability for refusal of permission for a particular shareholder to inspect the Fund's stock records.

      (k) Withdrawal of Shares and Cancellation of Certificates. Upon receipt of Written Instructions, PFPC shall cancel outstanding certificates surrendered by the Fund to reduce the total amount of outstanding shares by the number of shares surrendered by the Fund.

      (l) Lost Shareholders. PFPC shall perform such services as are required in order to comply with Rules 1 7a-24 and 1 7Ad- 1 of the 1934 Act (the "Lost Shareholder Rules"), including, but not limited to, those set forth below. PFPC may, in its sole discretion, use the services of a third party to perform some of or all such services.

           (i) documentation of search policies and procedures;
          (ii) execution of required searches;
         (iii) tracking results and maintaining data sufficient to comply with the Lost Shareholder Rules; and
          (iv) preparation and submission of data required under the Lost Shareholder Rules.

           Except as set forth above, PFPC shall have no responsibility for any escheatment services.

       (m) Print Mail. In addition to performing the foregoing services, the Fund hereby engages PFPC as its print/mail service provider with respect to those items identified in the Fee Letter.

       (n) PFPC will provide to the Fund a monthly summary of net sales (i.e., purchases less redemptions) for each class of Shares, broken down by state.

16.   Duration and Termination.  This Agreement shall continue until terminated
      ------------------------
      by the Fund or by PFPC on ninety (90) days' prior written notice to the other. In the event the Fund gives notice of termination, all reasonable expenses associated with movement (or duplication) of records and materials and conversion thereof to a successor transfer agent or other service provider, and all trailing expenses incurred by PFPC, will be borne by the Fund. In the event PFPC gives notice of termination (other than for breach of this Agreement by the Fund, in which case the Fund shall pay such reasonable deconversion costs and charges as PFPC may charge), PFPC will absorb its own internal personnel costs related to the deconversion and the other costs and charges related to the deconversion will be payable by he Fund as agreed in good faith between PFPC and the Fund.

17.   Change  of  Control.   Notwithstanding   any  other   provision  of  this
      -------------------
      Agreement, in the event of an agreement to enter into a transaction that would result in a Change of Control of the Fund's asset manager, the Fund's ability to terminate the Agreement pursuant to Section 16 will
      (1) if such agreement is entered into within two years of the date of this Agreement, be suspended from the time of such agreement until one year after the Change of Control (or until termination of such agreement) and (2) if such agreement is entered into more than two years after the date of this Agreement, be suspended from the time of such agreement until six months after the Change of Control (or until termination of such agreement). This Section 17 will not apply where (1) the Fund's Board of Directors terminates the Agreement due to a breach by PFPC of this Agreement which is not remedied by PFPC within thirty
      (30) days written notice to PFPC of such breach or (2) the Board of Directors of the Fund declines to approve a new agreement with the asset manager that would be in place following the Change of Control.

18.   Notices.  Notices  shall be  addressed  (a) if to PFPC,  at 400  Bellevue
      -------
      Parkway, Wilmington, Delaware 19809, Attention: President; (b) if to the Fund, at 1500 Forest Avenue, Suite 223, Richmond, VA 23229; or (c) if to none of the foregoing, at such other address as shall have been given by like notice to the sender of any such notice or other communication by the receiving party. If notice is sent by confirming telegram, cable, telex or facsimile sending device, it shall be deemed to have been given immediately. If notice is sent by first-class mail, it shall be deemed to have been given three days after it has been mailed. If notice is sent by messenger, it shall be deemed to have been given on the day it is delivered.

19.   Amendments.  This Agreement, or any term hereof, may be changed or waived
      ----------
      only  by  a  written   amendment,   signed  by  the  party  against  whom
      enforcement of such change or waiver is sought.

20.   Delegation;  Assignment.  PFPC may assign its  rights  and  delegate  its
      -----------------------
      duties hereunder to any majority-owned direct or indirect subsidiary of PFPC or of The PNC Financial Services Group, Inc., provided that PFPC gives the Fund 30 days prior written notice of such assignment or delegation.

21.   Counterparts.   This   Agreement   may  be   executed   in  two  or  more
      ------------
      counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

22.   Further  Actions.  Each party  agrees to perform  such  further  acts and
      ----------------
      execute such further documents as are necessary to effectuate the purposes hereof.

23.   Miscellaneous.

      (a) Entire Agreement. This Agreement, including all exhibits, attachments and appendices, embodies the entire agreement and understanding among the parties and supersedes all prior agreements and understandings relating to the subject matter hereof, provided that the parties may embody in one or more separate documents their agreement, if any, with respect to delegated duties.
      (b) No Changes that Materially Affect 0bligations. Notwithstanding anything in this Agreement to the contrary, the Fund agrees not to make any modifications to its registration statement or adopt any policies which would affect materially the obligations or responsibilities of PFPC hereunder without the prior written approval of PFPC, which approval shall not be unreasonably withheld or delayed.
      (c) Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.
      (d) Governing Law. This Agreement shall be deemed to be a contract made in Delaware and governed by Delaware law, without regard to principles of conflicts of law.
      (e) Partial Invalidity. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.
      (f) Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
      (g) No Representations or Warranties. Except as expressly provided in this Agreement, PFPC hereby disclaims al representations and warranties, express or implied, made to the Fund or any other person, including, without limitation, any warranties regarding quality, suitability, merchantability, fitness for a particular purpose or otherwise (irrespective of any course of dealing, custom or usage of trade), of any services or an goods provided incidental to services provided under this Agreement. PFPC disclaims any warranty of title or non-infringement except as otherwise set forth in this Agreement.
      (h) Facsimile Signatures. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

24.   Internet Access Services. PFPC shall provide to the Fund the internet
      ------------------------
      access services as set forth on Exhibit B attached hereto and made part hereof, as such Exhibit B may be amended from time to time.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                PFPC INC.


                                By:  /s/ Steven Turowski
                                Title:  Sr. Vice President

                                THE WORLD FUNDS, INC.



                                By:  /s/ John Pasco, III
                                Title: President

                                    EXHIBIT A



THIS EXHIBIT A, dated as of June 20, 2000, is Exhibit A to that certain Transfer Agency Services Agreement dated as of June 20, 2000, between PFPC Inc., and The World Funds, Inc.

                                   PORTFOLIOS

                            The Monument EuroNet Fund

                                    EXHIBIT B

                         Online Internet Access Services


THIS EXHIBIT B, dated as of June 20, 2000, is Exhibit B to the Transfer Agency Services Agreement dated June 20, 2000 (the "Agreement") between The World Funds, Inc. (the "Fund"), and PFPC Inc. ("PFPC"). This Exhibit B shall supersede all previous forms of Exhibit B to the Agreement as of the date hereof.

1.    Definitions. Any term not herein defined shall have the meaning given
      -----------
such term in the Agreement. The following definitions shall apply to this Exhibit B:

      (a) "Customer Options" means the series of edits and instructions mutually agreed upon by the Fund and PFPC through which the Fund specifies its instructions for Transactions listed on Attachment 1 attached hereto and made a part hereof, as such Attachment 1 may be amended from time to time.

      (b) "Fund Web Site" means the collection of electronic documents, electronic files and pages residing on any computer system(s) maintained n behalf of the Fund, connected to the Internet and accessible by hypertext links through the World Wide Web to and from PFPC's Web Site.

      (c) "Online Internet Access Services" or "Internet Services" means the services identified in Section 2 and any additional services set forth on the Attachment 2 attached hereto and made a part hereof to be provided by PFPC utilizing the Fund Web Site, the Internet and certain software, equipment and systems provided by PFPC, telecommunications carriers and security providers which have been certified by ICSA r a nationally-recognized audit firm (including but not limited to firewalls and encryption), whereby Transactions may be requested in the Fund by accessing the PFPC Web Site via hype text link from the Fund Web Site.

      (d) "PFPC Web Site" means the collection of electronic documents, electronic files and pages residing on PFPC's computer system(s) (or those elements of the computer system of one or more Internet Service Providers ("ISPs") retained b PFPC and necessary for PFPC's services hereunder), connected to the Internet and accessible by hypertext link from the Funds Web Site through the World Wide Web, where the Transaction data fields and related screens provided by PFPC may be viewed.

      (e) "Phase I Transactions" means responding t requests through the Online Internet Access Service for (i) Fund net asset values; (ii) most recent Fund dividend information; (iii) shareholder account balance information; and (iv) most recent shareholder account transactions.

       (f) "Phase II Transactions" means Phase I Transactions plus those services and transactions listed on PFPC's schedule of Phase II services, as PFPC shall provide to the Fund from time to time (the "Phase II Schedule").

      (g) "Service Commencement Date" means the first date upon which responses to Phase I Transaction requests are available through PFPC's 0nline Internet Access Service to Shareholders or to other visitors to the Fund Web Site.

      (h) "Shareholder" means the record owner or authorized agent of the record owner of shares of the Fund.

      (i)  "Transaction" means any Phase I Transaction or Phase II Transaction.

2. PFPC Responsibilities. Subject to the provisions f this Exhibit B, PFPC shall provide or perform, or shall retain other Persons to provide or perform, the following, at PFPC `s expense (unless otherwise provided herein):

       (a) provide all computers, telecommunications equipment, encryption technology and other materials and services reasonably necessary to develop and maintain the PFPC Web Site to permit persons to be able to view information a out the Fund and to permit Shareholders with appropriate identification and access codes (if required by the Phase II Schedule) to initiate Transactions;

      (b) address and mail, at the Fund's expense notification and promotional mailings and other communications provided by the Fund to Shareholders regarding the availability of Online Internet Access Services;

      (c) provide e-mail services using at least 40-bit encryption between Shareholders and PFPC's shareholder services representatives for communications only (not to engage in Transactions) with risk disclosure in a form approved y the Fund;

      (d) prepare and process applications for Internet Services from Shareholders determined by the Fund to be eligible for such service and issue logon ID, PIN numbers and welcome letters to such Shareholders according to the policies of the Fund;

      (e) establish (and, as applicable, cooperate with the Fund to implement and maintain) a hypertext link between the PFPC Web Sit and the Fund Web Site;

      (f) establish systems to guide, assist and permit Shareholders who access the PFPC Web Site from the Fund Web Site to electronically create and transmit Transaction requests to PFPC;

       (g) deliver to the Fund three (3) copies oft e PFPC Online Internet Access Service User Guide, as well as all updates thereto on a timely basis;

      (h) deliver a monthly billing report to the Fund, which shall include a report of Transactions;

      (i) provide a form of encryption as agreed by PFPC and the Fund from time to time that is generally available to the public in the U.S. for standard Internet browsers and establish, monitor and verify firewalls and other security feature (commercially reasonable for this type of information and data) and exercise commercially reasonable efforts to attempt to maintain the security and integrity of the PFPC Web Site;

      (j) exercise reasonable efforts to maintain 11 on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by the Fund to PFPC in writing from time to time, and all "point and click" features o the PFPC Web Site relating to Shareholder acknowledgment and acceptance of such disclaimers and notifications;

      (k) provide periodic site visitation (hit reports) and other information regarding Shareholder/visitor activity under this Agreement as a reed by PFPC and the Fund from time to time;

      (l) monitor the telephone lines involved in providing the Internet Services and inform the Fund promptly of any malfunctions or service interruptions;

      (m) PFPC shall periodically scan its Internet interfaces and the PFPC Web Site for viruses and promptly remove any such viruses located thereon; and

3.    Fund Responsibilities. Subject to the provisions o this Exhibit B and
      ---------------------
the Agreement, the Fund shall at its expense (unless otherwise provided herein):

      (a) provide, or retain other persons to provide, all computers, telecommunications equipment, encryption technology and other materials, services, equipment and software reasonably necessary to develop and maintain the Fun Web Site, including the functionality necessary to maintain the hypertext links to the PFPC Web Site;

      (b) provide the Customer Options list to PFPC, in the format requested by PFPC, for Phase I and Phase II Transactions, as the Fund shall authorize, and promptly provide PFPC written notice of changes in Fund policies or procedures requiring changes in the Customer Options;

      (c) work with PFPC to develop Internet marketing materials for Shareholders and forward a copy of appropriate marketing materials to PFPC;

      (d) revise and update the applicable prospectus(es) and other pertinent materials, such as User Agreements with Shareholders, to include the appropriate consents, notices and disclosures for Internet Services, including disclaimer and information reasonably requested by PFPC;

      (e) maintain all on-screen disclaimers and copyright, trademark and service mark notifications, if any, provided by PFPC to the Fund in writing from time to time, and all "point and click" features of the Fund Web Site relating to acknowledgment and acceptance of such disclaimers and notifications; and

      (f) design and develop the Fund Web Site functionality necessary to facilitate, implement and maintain the hypertext links to the PFPC Web Site and the various Transaction web pages and otherwise make the Fund Web Site available to Shareholders.

4.    Standards of Care for Internet Services. Notwithstanding anything to the
      ---------------------------------------
contrary contained in the Agreement or this Exhibit B:

      (a) Each of PFPC and the Fund shall exercise care and diligence, act in good faith and use its best efforts, within reasonable limits and shall be liable for any damages arising out of its failure to perform its duties and obligations described in this Exhibit B to the extent such damages arise out of its willful misfeasance, bad faith, negligence or reckless disregard of such duties and obligations.

      (b) Without limiting the generality of the foregoing or any other provisions of this Exhibit B or the Agreement, neither party shall be liable for
(i) losses beyond its control, provided that such party has acted in accordance with t e standard of care set forth above, (ii) subject to Section 9 of this Exhibit, delays or failures t perform any of its obligations hereunder or errors or loss of data occurring by reason f circumstances beyond such party's control, including acts of civil or military authority, national emergencies, labor difficulties, fire, flood, catastrophe, acts of God, insurrections, war riots or failure of the mails, transportation, communication or power supply, functions or malfunctions of the Internet or telecommunications services, firewalls, encryption systems or security devices caused by any of the above, or laws or regulations imposed after the date of this Exhibit.

      (c) Although PFPC shall comply with the standard of care specified above in providing the Internet Services, PFPC shall not be obligated to ensure or verify the accuracy or actual receipt, or the transmission, of any data or information contained in any transmission via the Internet Services or the consummation of any Transaction request not actually received by PFPC. The Fund shall advise Shareholders to promptly notify the Fund or PFPC of any errors or inaccuracies in Shareholder data or information transmitted via the Internet Services.

5.    Additional  Fees  for  Internet   Services.   As  consideration  for  the
      ------------------------------------------
performance by PFPC of the Internet Services, the Fund will pay the fees set forth in a separate fee letter as agreed between the parties from time to time.

6.    Proprietary Rights.

   (a) Each of the parties acknowledges and agrees that it obtains no rights in or to any of the software, hardware, processes, trade secrets, proprietary information or distribution and communication networks of the other under this Exhibit. Any software, interfaces or other programs a party provides to the other hereunder shall be used by such receiving party only during the term of the Agreement and only in accordance with the provisions of this Exhibit B and the Agreement. Any interfaces, other software or other programs developed by one party shall not be used directly or indirectly by or for the other party or any of its affiliates to connect such receiving party or any affiliate to any other person, without the first party's prior written approval, which it may give or withhold in its sole discretion. Except in the normal course of business and in conformity with Federal copyright law or with the other party's consent, neither party nor any of its affiliates shall disclose, use, copy, decompile or reverse engineer any software or other programs provided to such party by the other in connection herewith.

      (b) The Fund Web Site and the PFPC Web Site may contain certain intellectual property, including, but not limited to, rights in copyrighted works, trademarks and trade dress that is the property of the other party. Each party retains all rights in such intellectual property that may reside on the other party's web site, not including any intellectual property provided by or otherwise obtained from such other party. To the extent the intellectual property of one party is cached to expedite communication, such party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for a period of time no longer than that reasonably necessary for the communication. To the extent that the intellectual property of one party is duplicated within the other party's web site to replicate the "look and feel," trade dress or other aspect of the appearance o functionality of the first site, that party grants to the other a limited, non-exclusive, non-transferable license to such intellectual property for the duration of the Agreement. This license is limited to the intellectual property needed to replicate the appearance of the first site and does not extend to any other intellectual property owned by the owner of the first site. Each party warrants that it has sufficient right, title and interest in and to its web site and its intellectual property to enter into these obligations, and that to its knowledge, the license hereby granted to the other party does not and will not infringe on any U.S. patent, U.S. copyright or other U.S. proprietary right of a third party.

7.     Term and Termination.

      (a) Upon a party's (the "Breaching Party") breach of any term of this Exhibit the other party (the "Non-Breaching Party") shall provide to the breaching party written notice detailing such breach and shall provide such Breaching Party a period of thirty (30) days from the date of receipt of such notice to remedy or cure such breach.

      (b) In the event of a termination of the Agreement, the parties will have no continuing obligations to one another for Internet Services, except for the payment of fees for services rendered through the date of termination and he obligations and agreements contained in Sections 4 through 9 hereof, which shall survive termination of the Agreement.

8. Representation and Warranty. Neither party shall knowingly insert into any interface, other software, or other program provided by such pa y to the other hereunder, or accessible on the PFPC Web Site or Fund Web Site, as the case ma be, any "back door," "time bomb," "Trojan Horse," "worm," "drop dead device," "virus" r other computer software code or routines or hardware components designed to disable, damage or impair the operation of any system, program or operation hereunder. For failure t comply with this warranty, the non-complying party shall immediately replace all copies of the affected work product, system or software. All costs incurred with replacement including, but not limited to cost of media, shipping, deliveries and installation shall be borne by such party.

9.    Liability Limitations; Indemnification.
      --------------------------------------

      (a) The Internet. Each party acknowledges that the Internet is an unsecured, unstable, unregulated, unorganized and unreliable network, and that the ability of the other party to provide or perform services or duties hereunder is dependent upon the Internet and equipment, software, systems, data and services provided by various telecommunications carriers, equipment manufacturers, firewall providers, encryption system developers and other vendors and third parties. Each party agrees that the other shall not be liable in any respect for the functions or malfunctions of the Internet. Each party agrees the other shall not be liable in any respect for the actions or omissions of any third party wrongdoers (i.e., hackers not employed by such party or its affiliates) or of any third parties involved in the Internet Services and shall not be liable in any respect for the selection f any such third party, unless such party breached the standard of care specified herein with respect to that selection.

      (b) PFPC's Explicit Disclaimer of Certain Warranties. EXCEPT AS PROVIDED IN SECTIONS 2 AND 4, ALL SOFTWARE AND SYSTEMS DESCRIBED IN HIS AGREEMENT ARE PROVIDED "AS-IS" ON "AS-AVAILABLE" BASIS, AND PFPC HEREBY SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTI ULAR PURPOSE AND IMPLIED ARRANTIES ARISING FROM COURSE OF DE ING OR COURSE OF PERFORMANCE.

      (c) Cross-Indemnity. Each party hereby indemnifies and agrees to hold the other party, its affiliates, successors, legal representatives an assigns, and its officers, directors, agents, employees and Shareholders harmless from an shall defend them against any and all claims, actions, charges, demands, liabilities, damages costs or expenses, including but not limited to reasonable attorney's fees and disbursement ("Liabilities") arising in connection with any claims that any Internet Service or work product infringes any proprietary or other rights or any infringement claim against any of such persons based on a party's intellectual property licensed to the other party hereunder (provide the other party has used such intellectual property in conformity herewith), except to the extent such Liabilities result directly from the negligence or knowing or willful misconduct f the other party or its related indemnified parties under this subsection 9(c).

10.   Confidentiality.

      (a) Each of the parties hereby acknowledge that in the course of performing its obligations hereunder, the other may disclose to it certain information and know-how of a technical, financial, operational or other sort, that is no public and otherwise confidential or proprietary to the disclosing party. Confidential information shall include, without limitation, all technology, know-how, processes, software, databases trade secrets, contracts, proprietary information, all historical and projected financial information, business strategies, operating data and organizational and cost structures, product descriptions, pricing information, received in connection with this Agreement, as well as compilations of Fund data or Shareholder data ("Confidential Information"). Confidential Information shall include such information of any affiliate of PFPC or the Fund. Each party acknowledges that any such proprietary or confidential information disclosed to it is of considerable commercial value and that the disclosing party would likely be economically or otherwise disadvantaged or harmed by the direct or indirect use or further disclosure thereof, except as specifically authorized by the disclosing party. Each party therefore agrees to keep in strict confidence all such information (whether oral, written, via computer disk or electronic media or otherwise) that may from time to time be disclosed to or accessed by it, and agrees not to use such information except as expressly permitted hereby or to disclose such information to any third party (other than directors, officers, employees, affiliates, agents or representatives of either party to the Agreement who have a need to know such information) for any purpose without the prior written consent of the other.

      (b) The following shall not constitute Confidential Information: information (i) independently developed by the receiving party as evidenced by documentation in such party's possession; (ii) lawfully received by the receiving part free of restrictions, from another source having the right to furnish the same; (iii) generally known or available to the public without breach of this Agreement by the receiving party; or (iv known to the receiving party free of restriction at the time of such disclosure.

      (c) Either party to this Agreement may disclose Confidential Information pursuant to the requirement or request of a governmental agency o pursuant to a court or administrative subpoena, order or other such legal process or requirement of law, or in defense of any claims or causes of action asserted against it; provided, however that it shall (i) first notify the other of such request or requirement, or use in defense, unless such notice is prohibited by statute, rule or court order, (ii) attempt to obtain the other's consent to such disclosure, and (iii) in the event consent is not given, agree to permit a motion to quash ,or other similar procedural step, to frustrate the production or publication of information. Nothing herein shall require either party to fail to honor a legal requirement, subpoena, court or administrative order, other legal process or request of a governmental agency on a timely basis. Each of the parties shall cooperate with the other in an effort to limit the nature and scope of required disclosure of Confidential Information.

      (d) The parties agree that immediately upon termination of this Agreement, without regard to the reason for such termination, the parties shall forthwith return to one another all written materials and computer software which are the property of the other party. The provisions in this Section shall survive termination of this Agreement.

      (e) Each of the parties agrees that the non-breaching party would not have an adequate remedy at law in the event of the other party's breach o threatened breach of its obligations under Sections 6 or 10 and that the non-breaching party would suffer irreparable injury and damage as a result of any such breach. Accordingly, in the event either party breaches or threatens to breach the obligations set forth in Sections 6 or 10, either party may seek a grant of equitable relief against the other party, including the is issuance of a temporary restraining order, preliminary injunction or permanent injunction. Each arty hereby consents to the granting of equitable relief against it, prohibiting any such breach or threatened breach, by a court of competent jurisdiction, pursuant to a legal finding that such relief is necessary and appropriate under the circumstances. Such relief may be granted without the necessity of proving actual damages or posting any bond or other security therefore. Relief may be granted in addition to any legal or other remedies such party may pursue hereunder or under applicable law. In any proceeding upon a motion for such equitable relief, a party's ability to answer in damages shall not be interposed as a defense to the granting of such equitable relief.

 11.  Miscellaneous.

      (a) Independent Contractor. The parties to this Agreement are and shall remain independent contractors, and nothing herein shall be construed to create a partnership or joint venture between them and none of them shall have the power or authority to bind or obligate the other in any manner not expressly set forth herein. An contributions to the PFPC Web Site by the Fund and any contributions to the Fund Web Site b PFPC shall be works for hire pursuant to
Section 101 of the Copyright Act.
      (b) Conflict with Agreement. In the event f a conflict between specific terms of this Exhibit B and the Agreement, this Exhibit B shall control as to the Internet Services.

THE WORLD FUNDS, INC.



By:  /s/ John Pasco, III
Name:  John Pasco, III
Title: President


PFPC INC.



By:  /s/ Steven Turowski
Name:  Steven Turowski
Title: Sr. Vice President

                                  ATTACHMENT 1

    Additional Online Internet Access Services/Descriptions/Specifications


THIS ATTACHMENT 1, dated as of June 20, 2000, s Attachment 1 to Exhibit B to a Transfer Agency Services Agreement dated as of June 2 , 2000 between the undersigned. This Attachment 1 shall supersede all previous forms of Attachment 1 as of the date hereof.


[List, if any]





THE WORLD FUNDS,INC.



By:  /s/ John Pasco, III
Name:  John Pasco, III
Title: President


PFPC INC.



By:  /s/ Steven Turowski
Name:  Steven Turowski
Title: Sr. Vice President

                                  ATTACHMENT 2

                              Customer Options List


THIS ATTACHMENT 2, dated as of June 20, 2000 is Attachment 2 to Exhibit B to the Transfer Agency Services Agreement dated as of June 20, 2000 between the undersigned. This Attachment 2 shall supersede all previous forms of Attachment 2 as of the date hereof

1. A logon I.D. and PIN are required to access PFPC's Online Internet Access Services.

2.    Shareholder's Web Browser and ISP must support Secure Sockets Layer
(SSL) encryption technology.

3. In order to use PFPC's Online Internet Access Services, Shareholders will need the following:

          a. An Internet service provider (which can be a national provider such as America Online, CompuServe, Prodigy; or local service provider).
          b. At a minimum, an Intel 486 class machine with 16 MB RAM, VGA monitor, and 14.4kbps modem running MS Windows 3.1 3.11, Windows 95 or Windows NT.
          c.    Web Browser software supporting Secure Sockets Layer (Netscape
                3.0 and MS Internet Explorer 3.0 provide such support). For best results, a Web Browser capable of supporting Java Script (such as Netscape Navigator version 4.0 and higher or MS Internet Explorer version 4.0 and higher) is recommended.

4. In order to use PFPC's Online Intern t Access Services, Shareholders will be required to complete a PFPC Online application, which can be completed over the phone or via U.S. mail.

5. PFPC will not provide any software for access to the Internet; software must be acquired from a third-party vendor.

6. Items such as Shareholder name, address, tax identification numbers and bank account numbers will not be displayed y PFPC on the PFPC Web Site

7. The following type of authentication will be required for Internet Transaction access:
          a. For Fund prices (NAV information) and distribution information no security processing will be required; and
           b. For account balances and account history information, a valid Logon I.D. and PIN are required.

THE WORLD FUNDS, INC.



By:  /s/ John Pasco, III
Name:   John Pasco, III
Title:  President


PFPC INC.



By:  /s/ Steven Turowski
Name:  Steven Turowski
Title: Sr. Vice President

                                                            EXHIBIT 23(h)(3)(b)



                           ACCOUNTING AGENCY AGREEMENT


      THIS ACCOUNTING AGENCY AGREEMENT is made as of 10-28-98 by and between BROWN BROTHERS HARRIMAN & CO., a limited partnership organized under the laws of the State of New York (the "Accounting Agent"), and THE WORLD FUNDS, INC. (the "Fund").

      WHEREAS, the Fund is registered as management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Fund desires to retain the Accounting Agent to perform certain accounting and recordkeeping services on behalf of the Fund, and the Accounting Agent is willing to render such services.


      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:


      1. Employment of Accounting Agent. The Fund hereby employs and appoints
         ------------------------------
the Accounting Agent to act as its fund accounting agent on the terms set forth in this Agreement, and the Accounting Agent accepts such appointment.


      2. Delivery of Documents. The Fund will (i) furnish the Accounting Agent with properly certified or authenticated copies of resolutions of the Fund's Board of Directors or Trustees authorizing the appointment of the Accounting Agent to provide certain fund accounting services to the Fund and approving this Agreement; (ii) provide the Accounting Agent with any other documents or resolutions (including but not limited to directions or resolutions of the Fund's Board of Directors or Trustees) which relate to or affect the Accounting Agent `s performance of its duties hereunder or which the Accounting Agent may reasonably request; and (iii) notify the Accounting Agent promptly of any matter affecting the performance by the Accounting Agent of its services under this Agreement.


      3. Recordkeeping and Calculation of Net Asset Value. - The Accounting Agent shall compute and determine the net asset value per share of the Fund as of the close of business on the New York Stock Exchange on each day on which such Exchange is open, unless otherwise directed by Proper instructions. Such computation and determination shall be made in accordance with (1) the provisions of the Fund's Declaration of Trust or Certificate of Incorporation and By-Laws, as they may from time to time be amended and delivered to the Accounting Agent, (2) the votes of the Board of Trustees or Directors of the Fund at the time in force and applicable, as they may from time to time be delivered to the Accounting Agent, and (3) Proper Instructions. On each day that the Accounting Agent shall compute the net asset value per share of the Fund, the Accounting Agent shall provide the Fund's investment adviser with written reports which the investment adviser will use to verify that portfolio transactions have been recorded in accordance with the Fund's instructions and are reconciled with the Fund's trading records.

      In computing the net asset value, the Accounting Agent may rely upon any information furnished by Proper Instructions, including without limitation any information (1) as to accrual of liabilities of the Fund and as to liabilities of the Fund not appearing on the books of account kept by the Accounting Agent,
(2) as to the existence, status and proper treatment of reserves, if any, authorized by the Fund, (3) as to the sources of quotations to be used in computing the net asset value, including those listed in Appendix B, (4) as to the fair value to be assigned to any securities or other property for which price quotations are not readily available, and (5) as to the sources of information with respect to "corporate actions" affecting portfolio securities of the Fund, including those listed in Appendix B. (Information as to "corporate actions" shall include information as to dividends, distributions, stock splits, stock dividends, rights offerings, conversions, exchanges, recapitalizations, mergers, redemptions, calls, maturity dates and similar transactions, including the ex- and record dates and the amounts or other terms thereof.) The Fund may instruct the Accounting Agent to utilize a particular source for the valuation of a specific Security or other Property and the Accounting Agent shall protected in utilizing the valuation provided by such source without further inquiry in order to effect calculation of the Fund's net asset value. Notwithstanding anything in this Agreement to the contrary, the Accounting Agent shall not be responsible for the failure of the Fund or its investment adviser to provide the Accounting Agent with Proper Instructions regarding liabilities which ought to be included in the calculation of the Fund's net asset value.

      In like manner, the Accounting Agent shall compute and determine the net asset value as of such other times as the Board of Trustees or Directors of the Fund from time to time may reasonably request.

      4. Expenses and Compensation. For the services to be rendered and the facilities to be furnished by the Accounting Agent as provided for in this Agreement, the Fund shall pay the Accounting Agent for its services rendered pursuant to this Agreement a fee based on such fee schedule as may from time to time be agreed upon in writing by the Fund and the Accounting Agent. In addition to such fee, the Accounting Agent shall bill the Fund separately for any out-of-pocket disbursements of the Accounting Agent. Out-of-pocket disbursements shall include, but shall not be limited to, postage, including courier services; telephone; telecommunications; printing, duplicating and photocopying charges; forms and supplies; filing fees; legal expenses; and travel expenses. The foregoing fees and disbursements shall be billed to the Fund by the Accounting Agent and shall be paid promptly by wire transfer or other appropriate means to the Accounting Agent.

      5. Standard of Care. The Accounting Agent shall be held only to the exercise of reasonable care in computing and determining net asset value as provided in this Agreement, but shall not be held accountable or liable for any losses or damages the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from or based upon errors or delays in the determination of such net asset value resulting from any event beyond the reasonable control of the Accounting Agent unless such error or delay was due to the Accounting Agent's negligence or reckless or willful misconduct in determination of such net asset value. (The parties hereto acknowledge, however, that the Accounting Agent's causing an error or delay in the determination of net asset value may, but does not in and of itself, constitute negligence or reckless or willful misconduct.) In no event shall the Accounting Agent be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. The Accounting Agent's liability for any such negligence or reckless or willful misconduct which results in an error in determination of such net asset value shall be limited exclusively to the direct, out-of-pocket loss the Fund, shareholder or former shareholder shall actually incur, measured by the difference between the actual and the erroneously computed net asset value, and any expenses the Fund shall incur in connection with correcting the records of the Fund affected by such error (including charges made by the Fund's registrar and transfer agent for making such corrections) or communicating with shareholders or former shareholders of the Fund affected by such error.

      Without limiting the foregoing, the Accounting Agent shall not be held accountable or liable to the Fund, any shareholder or former shareholder thereof or any other person for any delays or losses, damages or expenses any of them may suffer or incur resulting from (1) the Accounting Agent's failure to receive timely and suitable notification concerning quotations or corporate actions relating to or affecting portfolio securities of the Fund or (2) any errors in the computation of the net asset value based upon or arising out of quotations or information as to corporate actions if received by the Accounting Agent either (i) from a source which the Accounting Agent was authorized pursuant to the third paragraph of this Section to rely upon, (ii) from a source which in the Administrator's reasonable judgment was as reliable a source for such quotations or information as the sources authorized pursuant to that third paragraph, or (iii) relevant information known to the Fund or the Investment Adviser which would impact the calculation of net asset value but which is not communicated by the Fund or the investment adviser to the Accounting Agent.

      In the event of any error or delay in the determination of such net asset value for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. Such actions might include the Fund or the Accounting Agent taking reasonable steps to collect from any shareholder or former shareholder who has received any overpayment upon redemption of shares such overpaid amount or to collect from any shareholder who has underpaid upon a purchase of shares the amount of such underpayment or to reduce the number of shares issued to such shareholder. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.


      6. Limitation of Liability.
         -----------------------

           (a) The Accounting Agent shall incur no liability with respect to any telecommunications, equipment or power failures, or any failures to perform or delays in performance by postal or courier services or third-party information providers. The Accounting Agent shall also incur no liability under this Agreement if the Accounting Agent or any agent or entity utilized by the Accounting Agent shall be prevented, forbidden or delayed from performing, or omits to perform, any act or thing which this Agreement provides shall be performed or omitted to be performed, by reason of causes or events beyond its control, including but not limited to (x) any Sovereign Risk, or (y) any provision of any present or future law, regulation or order of the United States or any state thereof, or of any foreign country or political subdivision thereof, or of any securities depository or clearing agency, or (z) any provision of any order or judgment of any court of competent jurisdiction. A "Sovereign Risk" shall mean any nationalization; expropriation; devaluation; revaluation; confiscation; seizure; cancellation; destruction; strike; act of war, terrorism, insurrection or revolution; or any other act or event beyond the Accounting Agent's control.

           (b) Notwithstanding any other provision of this Agreement, the Accounting Agent shall not be held accountable or liable for any losses, damages or expenses the Fund or any shareholder or former shareholder of the Fund or any other person may suffer or incur arising from acts, omissions, errors or delays of the Accounting Agent in the performance of its obligations and duties hereunder, including without limitation any error of judgment or mistake of law, except a damage, loss or expense resulting from the Accounting Agent's willful malfeasance, bad faith or negligence in the performance of such obligations and duties. The Accounting Agent shall in no event be required to take any action which is in contravention of any applicable law, rule or regulation or any order or judgment of any court of competent jurisdiction. The Fund hereby agrees to indemnify the Accounting Agent against and hold it harmless from any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any act, omission, error or delay or any claim, demand, action or suit, in connection with or arising out of performance of its obligations and duties under this Agreement, not resulting from the willful malfeasance, bad faith or negligence of the Accounting Agent in the performance of such obligations and duties.

      The Accounting Agent shall in no event be liable or responsible to the Fund, any present or former shareholder of the Fund or any other person for any error or delay which continued or was undetected after the date of an audit performed by the certified public accountants employed by the Fund if, in the exercise of reasonable care in accordance with generally accepted accounting standards, such accountants should have become aware of such error or delay in the course of performing such audit. It is also agreed that, in the event of an act, omission, error or delay which leads to losses, costs or expenses for which the Accounting Agent may be liable, the Fund and the Accounting Agent will consult and make good faith efforts to reach agreement on what actions should be taken in order to mitigate any loss suffered by the Fund or its present or former shareholders, in order that the Accounting Agent's exposure to liability shall be reduced to the extent possible after taking into account all relevant factors and alternatives. It is understood that in attempting to reach agreement on the actions to be taken or the amount of the loss which should appropriately be borne by the Accounting Agent, the Fund and the Accounting Agent will consider such relevant factors as the amount of the loss involved, the Fund's desire to avoid loss of shareholder good will, the fact that other persons or entities could have been reasonably expected to have detected the error sooner than the time it was actually discovered, the appropriateness of limiting or eliminating the benefit which shareholders or former shareholders might have obtained by reason of the error, and the possibility that other parties providing services to the Fund might be induced to absorb a portion of the loss incurred.

           (c) Notwithstanding anything else in this Agreement to the contrary, the Accounting Agent's entire liability to the Fund for any loss or damage arising or resulting from its performance hereunder or for any other cause whatsoever, and regardless of the form of action, shall be limited to the Fund's actual and direct out-of-pocket expenses and losses which are reasonably incurred by the Fund. In no event and under no circumstances shall the Accounting Agent or a Fund be held liable to the other party for consequential or indirect damages, loss of profits, damage to reputation or business or any other special damages arising under or by reason of any provision of this Agreement or for any act or omission hereunder.

      7.   Reliance by the Accounting Agent on Proper Instructions and
           ------------------------------------------------------------
Opinions of Counsel and Opinions of Certified Public Accountants.
----------------------------------------------------------------

           (a) The Accounting Agent shall not be liable for, and shall be indemnified by the Fund against any and all losses, costs, damages or expenses arising from or as a result of, any action taken or omitted in reliance upon Proper Instructions or upon any other written notice, request, direction, instruction, certificate or other instrument believed by it to be genuine and signed or authorized by the proper party or parties.

      Proper Instructions shall include a written request, direction, instruction or certification signed or initialed on behalf of the Fund by one or more persons as the Board of Trustees or Directors of the Fund shall have from time to time authorized. Those persons authorized to give Proper Instructions may be identified by the Board of Trustees or Directors by name, title or position and will include at least one officer empowered by the Board to name other individuals who are authorized to give Proper Instructions on behalf of the Fund. Telephonic or other oral instructions or instructions given by telefax transmission may be given by any one of the above persons and will also be considered Proper Instructions if the Accounting Agent believes them to have been given by a person authorized to give such instructions with respect to the transaction involved.

      With respect to telefax transmissions, the Fund hereby acknowledges that
(i) receipt of legible instructions cannot be assured, (ii) the Accounting Agent cannot verify that authorized signatures on telefax instructions are original, and (iii) the Accounting Agent shall not be responsible for losses or expenses incurred through actions taken in reliance on such telefax instructions. The Fund agrees that such telefax instructions shall be conclusive evidence of the Fund's Proper Instruction to the Accounting Agent to act or to omit to act.

      Proper Instructions given orally will be confirmed by written instructions in the manner set forth above, including by telefax, but the lack of such confirmation shall in no way affect any action taken by the Accounting Agent in reliance upon such oral instructions. The Fund authorizes the Accounting Agent to tape record any and all telephonic or other oral instructions given to the Accounting Agent by or on behalf of the Fund (including any of its officers, Directors, Trustees, employees or agents or any investment manager or adviser or person or entity with similar responsibilities which is authorized to give Proper Instructions on behalf of the Fund to the Accounting Agent.)

           (b) The Accounting Agent may consult with its counsel or the Fund's counsel in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of its counsel or of the Fund's counsel.

           (c) The Accounting Agent may consult with a certified public accountant or the Fund's Treasurer in any case where so doing appears to the Accounting Agent to be necessary or desirable. The Accounting Agent shall not be considered to have engaged in any misconduct or to have acted negligently and shall be without liability in acting upon the advice of such certified public accountant or of the Fund's Treasurer.

      8.   Termination of Agreement.
           ------------------------

           (a) This Agreement shall continue in full force and effect until terminated by the Accounting Agent or the Fund by an instrument in writing delivered or mailed, postage prepaid, to the other party, such termination to take effect not sooner than ninety (90) days after the date of such delivery or mailing. In the event a termination notice is given by a party hereto, all expenses associated with the movement of records and materials and the conversion thereof shall be paid by the Fund for which services shall cease to be performed hereunder. The Accounting Agent shall be responsible for completing all actions in progress when such termination notice is given unless otherwise agreed.

      Notwithstanding anything in the foregoing provisions of this clause, if it appears impracticable in the circumstances to effect an orderly delivery of the necessary and appropriate records of the Accounting Agent to a successor within the time specified in the notice of termination as aforesaid, the Accounting Agent and the Fund agree that this Agreement shall remain in full force and effect for such reasonable period as may be required to complete necessary arrangements with a successor.

           (b) If a party hereto shall fail to perform its duties and obligations hereunder (a "Defaulting Party") resulting in material loss to another party ("the "Non-Defaulting Party"), the Non-Defaulting Party may give written notice thereof to the Defaulting Party, and if such material breach shall not have been remedied within thirty (30) days after such written notice is given, then the Non-Defaulting Party may terminate this Agreement by giving thirty (30) days' written notice of such termination to the Defaulting Party. If the Accounting Agent is the Non-Defaulting Party, its termination of this Agreement shall not constitute a waiver of any other rights or remedies of the Accounting Agent with respect to payment for services performed prior to such termination or rights of the Accounting Agent to be reimbursed for out-of-pocket expenses. In all cases, termination by the Non-Defaulting Party shall not constitute a waiver by the Non-Defaulting Party of any other rights it might have under this Agreement or otherwise against the Defaulting Party.

           (c) This Section 7 shall survive any termination of this Agreement, whether for cause or not for cause.

      9. Amendment of this Agreement. This Agreement constitutes the entire understanding and agreement of the parties hereto with respect to the subject matter hereof. No provision of this Agreement may be amended or terminated except by a statement in writing signed by the party against which enforcement of the amendment or termination is sought.

      In connection with the operation of this Agreement, the Fund and the Accounting Agent may agree in writing from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.

      In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

      The section headings and the use of defined terms in the singular or plural tenses in this Agreement are for the convenience of the parties and in no way alter, amend, limit or restrict the contractual obligations of the parties set forth in this Agreement.

10. GOVERNING LAW AND JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND BE GOVERNED BY THE LAWS OF, THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW OF SUCH STATE. THE PARTIES HERETO IRREVOCABLY CONSENT TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS LOCATED IN NEW YORK CITY IN THE BOROUGH OF MANHATTAN.

      11. Notices. Notices and other writings delivered or mailed postage prepaid to a Fund addressed to the Fund at 1500 Forest Avenue Suite 223, Richmond, Virginia 23226 or to such other address as the Fund may have designated to the Accounting Agent in writing, or to the Accounting Agent at 40 Water Street, Boston, MA 02109, Attention: Manager, Fund Accounting Department, or to such other address as the Accounting Agent may have designated to the Fund in writing, shall be deemed to have been properly delivered or given hereunder to the respective addressee.

      12. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Fund and the Accounting Agent and their respective successors and assigns, provided that no party hereto may assign this Agreement or any of its rights or obligations hereunder without the written consent of the other party.

      13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and which collectively shall be deemed to constitute only one instrument. This Agreement shall become effective when one or more counterparts have been signed and delivered by each of the parties.

      14.  Exclusivity. The services furnished by the Accounting Agent
           -----------
hereunder are not to be deemed exclusive, and the Accounting Agent shall be free to furnish similar services to others.
      15.  Authorization. The Fund hereby represents and warrants that the
           -------------
execution and delivery of this Agreement have been authorized by the Fund's Board of Directors or Trustees and that this Agreement has been signed by an authorized officer of the Fund.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first written above.


BROWN BROTHERS HARRIMAN & CO.



By:  /s/ Kristen F. Giarusso
Name:     Kristen F. Giarusso
Title:    Partner

THE WORLD FUNDS, INC.


By:  /s/ John Pasco, III
Name:     John Pasco, III
Title:    Chairman

                                                            EXHIBIT 23(h)(4)(c)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


This EXPENSE LIMITATION AGREEMENT,effective as of March 1,2000 is by and between xGENx, LLC (the "Adviser") and The World Funds, Inc. (the "Fund"), on behalf of the GenomicsFund.com series of the Fund (the "Portfolio").

WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

Expense Limitation

      1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to the Portfolio is 1.90% of the average daily net assets of the Portfolio.

      1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

      1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

      2.1 Reimbursement If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five (5) years, pursuant to Section l of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

      2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

     This Agreement will continue in effect until March 1, 2003 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and
(ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

      4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

      4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By:  /s/ John Pasco, III
                          John Pasco, III
                          Chairman

                     xGENx, LLC


                     By:  /s/ Steve Newby
                          Steve Newby
                          President

                                                            EXHIBIT 23(h)(4)(d)



                          EXPENSE LIMITATION AGREEMENT


                             THE WORLD FUNDS, INC.

      This EXPENSE LIMITATLON AGREEMENT, effective as of May 4, 2000 is by and between Global Assets Advisers, Inc. (the "Adviser") and The World Funds,
Inc. (the "Fund"), on behalf of The Global e Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Adviser have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Adviser provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Adviser have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

      Expense Limitation

1.1   Operating Expense Limit. The maximum Operating Expense Limit in any year
      -----------------------
with respect to the Portfolio is 3.49% of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Adviser. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Adviser. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Adviser's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Adviser will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Adviser, as well as other payments remitted by the Adviser to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Adviser will be entitled to reimbursement of fees waived or remitted by the Adviser to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Adviser (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Adviser to the Portfolio during any of the previous five (5) years, pursuant to Section 1 of this Agreement, less any reimbursement previously paid by a Portfolio to the Adviser with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Adviser pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Adviser in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Adviser during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

This Agreement will continue in effect until May 4, 2001, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.



                     THE WORLD FUNDS, INC.



                     By:  /s/ John Pasco, III
                          John Pasco, III
                          Chairman


                     GLOBAL ASSETS ADVISERS, INC.



                     By:  /s/ Todd Boren
                          Todd Boren
                          President

                                                            EXHIBIT 23(h)(4)(e)


                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, NC.


      This EXPENSE LIMITATION AGREEMENT, effective as of June 19, 2000 is by and between Vernes Asset Management, LLC (the "Manager") and The World Funds, Inc. (the "Fund"), on behalf of Monument EuroNet Fund series of the Fund (the "Portfolio").

      WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

      WHEREAS the Fund and the Manager have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Manager provides Advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

      WHEREAS the Fund and the Manager have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation

1.1 Operating Expense Limit. The maximum Operating Expense Limit in any year with respect to Class A shares of the Portfolio is 3.49% and 3.99% for Class B and Class C shares of the Portfolio of the average daily net assets of the Portfolio.

1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Manager. Portfolio Operating Expenses may include, but are not limited to, Advisory fees of the Manager. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

1.3 Method of Computation. To determine the Manager's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Manager will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the Advisory fees waived or reduced by the Manager, as well as other payments remitted by the Manager to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

2.    Reimbursement of Fee Waivers and Expense Reimbursements

2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Manager will be entitled to reimbursement of fees waived or remitted by the Manager to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Manager (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Manager to the Portfolio during any of the previous five (5) years, pursuant to Section 1 of this Agreement, less any reimbursement previously paid by a Portfolio to the Manager with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Manager pursuant to this Section 2.1 is limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

2.2 Board Approval. No Reimbursement Amount will be paid to the Manager in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Manager during the quarter.

3.    Term and Termination of Agreement.
      ---------------------------------

This Agreement will continue in effect for the first three years of operations, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, after the initial term of three years, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                         THE WORLD FUNDS, INC.



                             By: /s/ John Pasco, III
                                 John Pasco, III
                                 Chairman

                          VERNES ASSET MANAGEMENT, LLC


                             By: /s/ Brian W. Clarke
                                 Brian W. Clarke
                                 President

                                                            EXHIBIT 23(h)(4)(f)



                          EXPENSE LIMITATION AGREEMENT

                             THE WORLD FUNDS, INC.


This EXPENSE LIMITATJON AGREEMENT, effective as of August 1, 1999 is by and between Virginia Management Investment Corp. (the "Advisor') and The World Funds, Inc. (the "Fund'), on behalf of The New Market Fund series of the Fund (the "Portfolio").

WHEREAS the Fund is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management company of the series type (the Portfolio being a series of the Fund); and

WHEREAS the Fund and the Advisor have entered into an Advisory Agreement, as amended ("Advisory Agreement"), pursuant to which the Advisor provides advisory services to the Portfolio for compensation based on the value of the average daily net assets of the Portfolio; and

WHEREAS the Fund and the Advisor have determined that it is appropriate and in the best interests of the Portfolio and its shareholders to maintain the expenses of the Portfolio at a level below the level to which the Portfolio might otherwise be subject;

NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

Expense Limitation

      1.1  Operating Expense Limit. The maximum Operating Expense Limit in any
           -----------------------
year with respect to the Portfolio is 1.99% of the average daily net assets of the Portfolio.

      1.2 Applicable Expense Limit. To the extent that the aggregate expenses incurred by the Portfolio in any fiscal year (referred to as "Portfolio Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Advisor. Portfolio Operating Expenses may include, but are not limited to, advisory fees of the Advisor. Portfolio Operating expenses do not include interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Portfolio's business.

      1 .3 Method of Computation. To determine the Advisor's liability with respect to the Excess Amount, each month the Portfolio Operating Expenses for the Portfolio will be annualized as of the last day of the month. If the annualized Portfolio Operating expenses of the Portfolio exceed the Operating Expense Limit of the Portfolio for the month, the Advisor will remit to the Portfolio an amount sufficient to reduce the annualized Portfolio Operating Expenses Limit.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the advisory fees waived or reduced by the Advisor, as well as other payments remitted by the Advisor to the Portfolio with respect to adjustments made to the Portfolio Operating Expenses for the previous fiscal year, shall equal the Excess Amount for the entire fiscal year.

      2.   Reimbursement of Fee Waivers and Expense Reimbursements
           ------------- -- --------------- ----------------------

      2.1 Reimbursement. If during any quarter in which the Advisory Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of the Portfolio for the quarter are less than the Operating Expense Limit for that quarter, the Advisor will be entitled to reimbursement of fees waived or remitted by the Advisor to the Portfolio pursuant to Section 1 of this Agreement. The total amount of reimbursement recoverable by the Advisor (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by the Advisor to the Portfolio during any of the previous five (5) years, pursuant to Section 1 of this Agreement, less any reimbursement previously paid by a Portfolio to the Advisor with respect to any waivers, reductions, and payments made with respect to a Portfolio; provided, that the amount payable to the Advisor pursuant to this Section 2.lis limited to not more than the difference between the Operating Expense Limit for the quarter and the actual Portfolio Operating Expenses for that quarter. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount.

      2.2 Board Approval. No Reimbursement Amount will be paid to the Advisor in any fiscal quarter unless the Fund's Board of Directors has determined that a reimbursement is in the best interest of the Portfolio and its shareholders. The Fund's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to the Advisor during the quarter.

      3.   Term and Termination of Agreement.
           ----------------------- ---------

           This Agreement will continue in effect until December 31, 2001 and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Fund who (i) are not "interested persons" of the Fund or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement ("Independent Directors"). Nevertheless, this Agreement may be terminated by either party to the Agreement, without payment of any penalty, upon ninety (90) days prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

      4.   Miscellaneous.
           -------------

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

      4.2 Interpretation. Nothing in this Agreement requires the Fund or the Portfolio to take any action contrary to the Fund's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Fund or Portfolio are subject, nor does this Agreement relieve or deprive the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund or the Portfolio.

     4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to, the 1940 Act and the Advisory Agreement between the parties.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                     THE WORLD FUNDS, INC.


                     By:  /s/ John Pasco, III
                           John Pasco, III
                           Chairman

                     VIRGINIA MANAGEMENT INVESTMENT CORP.


                     By:  /s/ Frank Trice
                          Frank Trice
                          President

                                                            EXHIBIT 23(h)(4)(g)


                          EXPENSE LIMITATION AGREEMENT

                              THE WORLD FUNDS, INC
                          Third Millennium Russia Fund

      This EXPENSE LIMITATION GREEMENT, effective as of September 1,
2000, is by and between Third Millennium Investment Advisers, LLC (`TMIA") and The World Funds. Inc. (the "Company"), on behalf of the Third Millennium Russia Fund (the "Fund"), and is further supplemented by commitments made by Commonwealth Capital Management, Inc. ("CCM"), First Dominion Capital Corp. ("FDCC"), and Commonwealth Shareholder Services, Inc. ("CSS"). TMIA, CCM, FDCC and CSS may be collectively referred to herein as the "Service Providers."

      WHEREAS, the Company is a corporation organized under the Maryland General Corporations Law, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company of series type, one of which series is the Fund; and

      WHEREAS, the Company and the Service Providers have entered into various servicing agreements pursuant to which the Service Providers provide investment advisory, underwriting and administrative services to the Fund for compensation based on the value of the average daily net assets of the Fund; and

      WHEREAS, the Company and the Service Providers have determined that it is appropriate and in the best interests of the Fund and its shareholders to maintain the expenses of the Fund at a level below the level to which it might otherwise be subject;

      NOW, THEREFORE, the parties to this Agreement acknowledge and agree to the following:

1.    Expense Limitation.
      -------------------

      1.1 Operating Expense Limit. The total annual operating expenses in any year with respect to the Fund shall not exceed 2.75% of the Fund's average daily net assets (the "Operating Expense Limit").

      1.2 Applicable Expense Limit. (a) To the extent that the aggregate ------------------------ expenses incurred by the Fund in any fiscal year (referred to herein as the "Fund Operating Expenses") exceed the Operating Expense Limit, the excess amount ("Excess Amount") will be the liability of the Service Providers. Fund Operating Expenses may include, but are not limited to:

           (i)  investment advisory fees of TMIA;

           (ii) certain distribution fees payable to FDCC pursuant to a plan adopted by the Company on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act;

          (iii) administrative fees due to CSS from the Fund; and

           (iv) the payment of certain additional amounts required to be advanced by or on behalf of CCM as set forth in Section 1.2(c).

                     (b) TMIA hereby ratifies and confirms its obligation to bear Excess Amounts of Fund Operating Expenses. The Company hereby agrees that TMIA may, in furtherance of its obligation to bear such Excess Amounts, waive the payment by the Fund of investment advisory fees identified in clause (i) of Section 1.2(a). The Company further agrees that in furtherance of TMIA's obligation to bear such Excess Amounts, TMIA may apply in reduction of the Excess Amount any waivers of distribution fees or administrative fees identified in clauses
           (ii) and (iii) of Section 1.2(a).

     (c) In the event that the combination of the waiver of the fees described in clauses (i), (ii) and (iii) of Section 1.2(a) are not sufficient to keep the expense ratio of the Fund below the Operating Expense Limit, then TMIA agrees that it will advance monies to the Fund either by paying certain "other operating expenses" of the Fund or through some other methodology, so that the expense ratio of the Fund does not exceed the Operating Expense Limit. The Company agrees that TMIA may fulfill its obligation under this Section 1.2(c) by causing CCM or its affiliates to make such advances.

           (d) "Other operating expenses" of the Fund include fees in connection with legal, auditing, bookkeeping and record keeping services, transfer and dividend disbursing agent fees, custodian fees and fees and other costs of registration of the Fund's shares for sale under various state and federal securities laws. The term "other operating expenses" does not include any amount paid by the Fund for interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles, or other extraordinary expenses not incurred in the ordinary course of business. In addition, it is agreed that the duty of FDCC to waive any distribution fee under clause (ii) of Section 1.2(a) shall not require EDCC to waive the collection of any Rule 12b-1 fees or expense reimbursements that it is obligated to pay to independent third parties, such as commissions due to other broker-dealer firms and their sales people. The duty of FDCC, CSS and/or CCM to waive fees or make payments to limit the expenses of the Fund shall be limited to $100,000 during any fiscal year of the Fund, and thereafter the duty to fund any expense limitation payments to or for the Fund shall revert to TMIA.

      1.3 Method of Computation. To determine TMIA's liability with respect to the Excess Amount, each month the Fund Operating Expenses will be annualized as of the last day of the month. If the annualized Fund Operating Expenses exceed the Operating Expense Limit for the month, TIA, FDCC and CSS will waive the fees due to them as described above in Section 1.2(a), and CCM or its affiliates will remit to the Fund an amount sufficient to reduce the annualized Operating Expense Limit of the Fund.

      1.4 Year-End Adjustment. If necessary, on or before the last day of the first month of each fiscal year, an annual adjustment payment will be made by the appropriate party in order that the amount of the fees waived or reduced by TMIA, FDCC and/or CSS, as applicable, as well as other payments remitted by CCM or its affiliates to the Fund with respect to adjustments made to the Fund Operating Expenses for the previous fiscal year, shall equal the Excess Amount.

2.    Reimbursement of Fee Waivers and Expense Reimbursements.
      --------------------------------------------------------

      2.1 Reimbursement. (a) If during any quarter the estimated aggregate Fund Operating Expenses for the quarter are less than the Operating Expense Limit for that quarter. the Service Providers will each be entitled to reimbursement of fees waived or expenses reimbursed to the Fund pursuant to Section 1.2 of this Agreement in the following order of priority:

           (i) CCM or its affiliates shall be entitled to a reimbursement of all monies advanced to the Fund for the payment of "other operating expenses" as described above in Section 1.2(d) of this Agreement;

           (ii) FDCC and CSS shall each be entitled to a reimbursement of any fees waived for services to the Fund; and

           (iii) TMIA shall be entitled to a reimbursement of any advisory fees waived.

           (b) The total amount of reimbursement recoverable by each of TMIA, FDCC, CSS and/or CCM (the "Reimbursement Amount") is the sum of all fees previously waived or remitted by such parties during any of the previous five (5) years after the date of this Agreement, pursuant to
           Section 1.2 of this Agreement, less any reimbursement previously paid by the Fund to TMIA, FDCC, CSS and/or CCM with respect to any waivers, reductions, and payments made with respect to the Fund. The Reimbursement Amount may not include any additional charges or fees, such as interest accruable on the Reimbursement Amount. Fees waived and expenses reimbursed would be treated on a "first-in, first-out" basis.

      2.2 Board Approval. No Reimbursement Amount will be paid to any of the Service Providers in any fiscal quarter unless the Company's Board of Directors has determined that a reimbursement is in the best interest of the Fund and its shareholders. The Company's Board of Directors will determine quarterly in advance whether any Reimbursement Amount may be paid to a Service Provider during the quarter.

3.    Term and Termination of Agreement.
      ----------------------------------

     This Agreement will continue in effect until August 31, 2002, and from year to year thereafter provided that each continuance is specifically approved by a majority of the Directors of the Company who (i) are not "interested persons" of the Company or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement (the "Independent Directors"). Nevertheless, this Agreement may be terminated by any party to the Agreement, without payment of any penalty, upon ninety (90) days' prior written notice to the other party at its principal place of business. Action to terminate the Agreement must be authorized by resolution of a majority of the Independent Directors of the Company or by a vote of a majority of the outstanding voting securities of the Fund.

4.    Miscellaneous.
      -------------

      4.1 Captions. The captions in this Agreement are included for convenience of reference only and do not define or delineate any of the provisions of the Agreement, or otherwise affect their construction or effect.

      4.2 Interpretation. Nothing in this Agreement requires the Company or the Fund to take any action contrary to the Company's Articles of Incorporation, Bylaws, or any applicable statutory or regulatory requirement to which the Company or Fund are subject, nor does this Agreement relieve or deprive the Company's Board of Directors of its responsibility for and control of the conduct of the affairs of the Company or the Fund.

      4.3 Definitions. Any questions of interpretation of any term or provision of this Agreement has the same meaning and is to be resolved by reference to the 1940 Act and the various service agreements between the parties.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective duly authorized officers, and have caused their respective corporate seals to be affixed to this Agreement as of the day and year first above written.

                               THE WORLD FUNDS, INC.


                               /s/ Darryl S. Peay
                               Name:  Darryl S. Peay
                               Title:    Vice President

                               THIRD MILLENNIUM
                                   INVESTMENT ADVISERS, LLC


                               /s/ John T. Connor, Jr.
                               -----------------------
                               Name:  John T. Connor, Jr. as
                               President of Third Millennium
                               Corporation, Managing Member of TMIA

                               COMMONWEALTH CAPITAL
                                    MANAGEMENT, INC.


                               /s/ John Pasco, III
                               Name:  John Pasco, III
                               Title: Chairman

                               FIRST DOMINION CAPITAL CORP.


                               /s/ John Pasco, III
                               Name:  John Pasco, III
                               Title: Chairman


                               COMMONWEALTH SHAREHOLDER
                                    SERVICES, INC.


                               /s/ John Pasco, III
                               Name:  John Pasco, III
                               Title: Chairman

                                                                  EXHIBIT 23(i)













                               CONSENT OF COUNSEL


      We hereby consent to the use and incorporation by reference in Post-Effective Amendment No. 19 of our firm's opinion and consent of counsel which was filed as Exhibit EX-99.i. to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A under the Investment Company Act of 1940, as amended, of The World Funds, Inc.





                                    GREENBERG TRAURIG, LLP


                                    /s/ Steven M. Felsenstein
                                    Steven M. Felsenstein, a Shareholder


Philadelphia, Pennsylvania
December 21, 2001

                                                                  EXHIBIT 23(j)

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We consent to the use of our reports dated September 21, 2001 on the financial statements and financial highlights of Sand Hill Portfolio Manager Fund, CSI Equity Fund, CSI Fixed Income Fund, The New Market Fund, Third Millennium Russia Fund and GenomicsFund.com, each a series of shares of The World Funds, Inc. Such financial statements and financial highlights appear in the 2001 Annual Report to Shareholders which appears in the Statement of Additional Information filed in the Post-Effective Amendment to the Registration Statement on Form N-1A of The World Funds, Inc. We also consent to the references to our firm in the Registration Statement and Prospectus.





                               Tait, Weller & Baker


Philadelphia, Pennsylvania
December 21, 2001

                                                               EXHIBIT 23(n)(4)


                              The World Funds, Inc.
                                 CSI Equity Fund

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the CSI Equity Fund series of shares (the "Fund"), as such, desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs CSI Capital Management, Inc. (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons", as that term is defined in the 1940 Act, of the Company, the Adviser, or the Distributor, have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1.    Features of the Classes.  The Fund shall offer,  at the  discretion  of
      the     Board and as indicated on Schedule A, up to four classes of shares: " Class A Shares," "Institutional Shares," "Class C Shares" and "Investor Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have
      identical voting, dividend,  distribution, liquidation,   and  other
      rights,   preferences,   powers,   restrictions, limitations,
      qualifications, and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Institutional, Class C and Investor Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan. The Distribution Plan for Class A Shares authorizes the Company to make payments for distribution services at an annual rate of up to .35% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% sales charge upon redemption.

     (b) Institutional Shares. Institutional Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge or an asset based sales charge imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. However, Institutional Shares may impose a 1.00% redemption fee on shares which are held for less than three hundred sixty days (360) days.

     (c) Class C Shares. Class C Shares of the Fund shall be offered at their then current NAV plus an initial sale charge of 1.00%. Class C Shares are subject to a distribution plan adopted by the Company, on behalf of the Fund's Class C Shares, pursuant to Rule 12b-1 under the 1940 Act (the "Class C Shares Distribution Plan"). Pursuant to the Class C Shares Distribution Plan, the Class C Shares of the Fund may make payments for distribution services at an annual rate of 1.00% of the average daily net assets of the Fund's Class C Shares. Up to 0.25% of the total amount of the distribution fees may be used to pay for certain shareholder services provided by institutions that have agreements with the Distributor to provide those services. Class C Shares redeemed within one year of purchase may be subject to a 1.00% sales charge upon redemption.

     (d) Investor Shares. Investor Shares of the Fund shall be offered at their then current NAV plus an initial sales charge as set forth in the then current prospectus. Investor Shares are not subject to any asset based sales charge imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under certain conditions, Investor Shares are offered without an initial sales charge. If Investor Shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% sales charge upon redemption.

3.   Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company(for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular Fund or class of shares of such Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to a distribution plan applicable to a specific class of shares; (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

     (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically
           identified  above  that  are  subsequently   identified  and
           determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A and Class C Shares of the Fund may be exchanged at their relative NAVs for shares of a comparable class of another series of shares offered by the Company. There is no exchange privilege offered for Investor Shares or Institutional Shares. Purchases of Class A or Class C Shares of the Fund by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class A Shares, Institutional Shares, Class C Shares and Investor Shares do not have conversion features.

6. Quarterly and Annual Report. The Directors shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under each Distribution Plan complying with paragraph
     (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as that term is defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both: (a) the Directors of the Company; and (b) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as that term is defined in the 1940 Act)and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 7 hereof.

10. Limitation of Liability. The Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.


      IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 12th day of June 2001.

                                                               EXHIBIT 23(n)(5)


                              The World Funds, Inc.
                                GenomicsFund.com

                                   Rule 18f-3
                               Multiple Class Plan

      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the GenomicsFund.com series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs xGENx, LLC (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp.(the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons", as defined in the 1940 Act, of the Company, the Adviser, or the Distributor have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

1. Features of the Classes. The Fund shall offer, at the discretion of the Board and as indicated on Schedule A, up to four classes of shares:
      " Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares." Shares of each class of the Fund shall represent an equal pro rata interest in the Fund and, generally, shall have identical voting,
      dividend,  distribution, liquidation,   and  other  rights,
      preferences,   powers,   restrictions, limitations,  qualifications,
      and terms and conditions, except that: (a) each class shall have a different designation; (b) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (c) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and
      (d) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Class A, Class B, Class C and Class Y Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

2.    Distribution Fee Structure.

      (a) Class A Shares. Class A Shares of the Fund shall be offered at their then current net asset value ("NAV") plus an initial sale charge as set forth in the Fund's then-current prospectus. Class A Shares may be exchanged for Class A Shares of another fund of the Company. Pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Fund, the Company has adopted a distribution plan (the "Distribution Plan"), as amended. The Distribution Plan authorizes the Company to make payments for distribution services at an annual rate of up to .35% of the average daily net assets of the Fund's Class A Shares, which may include a service fee up to 0.25%. Certain Class A Shares are offered without an initial sales charge. If shares are purchased without a sales charge and are redeemed within one year, those shares are subject to a 1.00% charge upon redemption.

      (b) Class B Shares. Class B Shares of the Fund shall be offered at their then current NAV without the imposition of an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") payable upon certain redemptions as set forth in the Fund's then-current prospectus. Class B Shares may be exchanged for Class B Shares of another fund of the Company. Class B Shares of a Fund will automatically convert to Class A Shares of the Fund on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. The conversions will be effected at the relative net asset values per share of the two classes. The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act for the Class B Shares of the Fund. Class B Shares pay a Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Class B Shares, as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class B shareholder accounts and provide personal services to Class B shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class B Shares as a fee for such shareholders services. Services related to the sale of Class B Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class B Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities;
           (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities.

      (c) Class C Shares. Class C Shares of the Fund shall be offered at net asset value ("NAV") plus an initial sale charge of 1.00% as set forth in the Fund's then-current prospectus. Class C Shares redeemed within one year of purchase may be subject to a 1.00% charge upon redemption. Class C Shares may be exchanged for Class C Shares of another fund of the Company. Class C Shares pay a Rule 12b-1 Fee of up to 0.75% annualized of the average daily net assets of the Fund's Class C Shares as described in the Distribution Plan. Brokers, dealers and other institutions may maintain Class C shareholder accounts and provide personal services to Class C shareholders, and the Fund may pay up to 0.25% (annualized) of the average daily net assets of the Fund's Class C Shares as a fee for such shareholders services. Services related to the sale of Class C Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Company's distributor's offices in connection with the sale of the Class C Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and
           (iii) other expenses relating to distribution and sales support activities.

      (d) Class Y Shares. Class Y Shares of the Fund shall be offered at their then-current NAV without the imposition of an initial sales charge, CDSC, asset-based sales charge or service fee imposed under a plan adopted pursuant to rule 12b-1 under the 1940 Act. Class Y Shares are only offered to certain investors as described in the Fund's then-current prospectus. Class Y Shares may be exchanged for Class Y shares of another fund of the Company and for certain other funds offered by the Company.

3.    Allocation of Income and Expenses.

      (a) The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day as reported by the Fund's transfer agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

           (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular class of shares of the Fund ("Company Level Expenses"); and

           (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

      (b) Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to a Distribution Plan;
           (ii) transfer agent fees attributable to a specific class; (iii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (iv) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (v) litigation or other legal expenses relating solely to one class; and (vi) Directors' fees incurred as a result of issues relating to one class. Expenses in category (i) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (ii)-(vi) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

      (c) Therefore, expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a class, it shall be charged to the Fund for allocation among the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

4. Exchange Privileges. The Class A, Class B, Class C and Class Y Shares of the Fund may be exchanged at their relative NAVs for: (i) shares of the same class of the other fund; (ii) shares of a comparable class of another series of shares offered by the Company; or (iii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchase of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

5. Conversion Features. Class B shares of the Fund will automatically convert to Class A shares of the Fund, based on the relative net asset values per share of the two classes, on the first business day of the month in which the eighth anniversary of the issuance of the Class B Shares occurs. Class A, Class C and Class Y Shares do not have conversion features.

6.    Quarterly  and Annual  Report.  The Directors  shall receive  quarterly
      and annual  written  reports   concerning  all  allocated  Class
      Expenses  and expenditures   under  each   Distribution  Plan
      complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as defined in the 1940 Act), in the exercise of their fiduciary duties.

7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Fund without the prior approval of the Company's Board of Directors.

8. Effectiveness of Plan. The Plan shall not take effect until it has been approved by votes of a majority of both (i) the Directors of the Company and (ii) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as defined in the 1940
      Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval in Paragraph 8 hereof.

10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.

                                                               EXHIBIT 23(n)(6)



                              THE WORLD FUNDS, INC.

                                   Newby Fund

                                   Rule 18f-3
                               Multiple Class Plan


      WHEREAS, The World Funds, Inc. (the "Company"), a Maryland corporation, engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

      WHEREAS, the Company is authorized to create separate series, each with its own separate investment portfolio, and the beneficial interest in each such series will be represented by a separate series of shares;

      WHEREAS, the Company, on behalf of the Newby Fund series of shares (the "Fund"), desires to adopt a Multiple Class Plan pursuant to Rule 18f-3 under the 1940 Act (the "Plan");

      WHEREAS, the Company, on behalf of the Fund, employs xGENx, LLC (the "Adviser") as its investment adviser; Commonwealth Shareholder Services, Inc. (the "Administrator") as its administrator; Fund Services, Inc. (the "Transfer Agent") as its transfer agent; and First Dominion Capital Corp. (the "Distributor") as its principal underwriter in connection with the sale of shares of the Fund; and

      WHEREAS, the Board of Directors of the Company, including a majority of the Directors of the Company who are not "interested persons," as that term is defined in the 1940 Act, of the Company, the Adviser, or the Distributor, have found the Plan, as proposed, to be in the best interests of each class of shares individually, the Fund, and the Company as a whole;

      NOW, THEREFORE, the Company, on behalf of the Fund, hereby adopts the Plan, in accordance with Rule 18f-3 under the 1940 Act on the following terms and conditions:

      1. Features of the Classes. The Fund shall offer, at the discretion of the Board, two classes of shares: "Investor Class Shares" and "Service Class Shares." Shares of each class of the Fund shall represent an equal pro rata interest in such Fund and, generally, shall have identical voting, dividend, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications, and terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any Class Expenses, as defined in Section 3 below; (iii) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; and (iv) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differs from the interests of any other class. In addition, Investor Class Shares and Service Class Shares of the Fund shall have the features described in Sections 2, 3, and 4 below.

      2.   Distribution Fee Structure.

           (a) Investor Class Shares. Investor Class Shares of the Fund shall be offered at their then current net asset value ("NAV"), without the imposition of an initial sale charge, or an asset based sales charge imposed under a plan adopted pursuant to Rule 12b-1 under the 1940 Act. However, Investor Class Shares are subject to a shareholder services plan for Investor Class Shares whereby brokers, dealers and other institutions may maintain shareholder accounts for the holders of Investor Class Shares and provide personal services to the shareholders of Investor Class Shares, and the Investor Class Shares of the Fund may pay at an annual rate of up to 0.25% of the average daily net assets of such class as a fee for such services. In addition, Investor Class Shares may impose a redemption fee of 1% on shares which are held for less than one year.

           (b) Service Class Shares. Service Class Shares of the Fund shall be offered at their then current NAV, without the imposition of an initial sales charge. Service Class Shares are subject to a distribution plan adopted by the Company, on behalf of the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Newby 12b-1 Plan"). Pursuant to the Newby 12b-1 Plan, Service Class Shares may pay a maximum Rule 12b-1 fee of up to 0.75% (annualized) of the average daily net assets of the Fund's Service Class Shares, as described in the Newby 12b-1 Plan. Pursuant to the Newby 12b-1 Plan, the Service Class of Shares of the Fund may finance certain activities or expenses that are intended primarily to result in the sale of Service Class Shares of the Fund. Distribution services related to the sale of Service Class Shares may include, but are not limited to, preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor, or, as applicable, brokers, dealers or other institutions; commissions, incentive compensation to, and expenses of, account executives or other employees of the Distributor or brokers, dealers and other institutions; overhead and other office expenses of the Distributor attributable to distribution or sales support activities; opportunity costs related to the foregoing (which may be calculated as a carrying charge on the Distributor's unreimbursed expenses) incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation: (i) the expenses of operating the Distributor's offices in connection with the sale of the Service Class Shares of the Fund, including lease costs, the salaries and employee benefit costs of administrative, operations and support activities; (ii) the costs of client sales seminars and travel related to distribution and sales support activities; and (iii) other expenses relating to distribution and sales support activities. In addition, the Fund also has in effect a shareholder services plan for Service Class Shares whereby brokers, dealers and other institutions may maintain shareholder accounts for the holders of Service Class Shares and provide personal services to the shareholders of Service Class Shares, and the Service Class Shares of the Fund may pay at an annual rate of up to 0.25% of the average daily net assets of such class as a fee for such services.

      3.   Allocation of Income and Expenses.

           (a) In General. The net asset value of all outstanding shares representing interests in the Fund shall be computed on the same days and at the same time. For purposes of computing net asset value, the gross investment income of the Fund shall be allocated to each class on the basis of the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Realized and unrealized gains and losses for each class will be allocated based on relative net assets at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. To the extent practicable, certain expenses, (other than Class Expenses as defined below, which shall be allocated more specifically), shall be allocated to each class based on the relative net assets of each class at the beginning of the day, adjusted for capital share activity for each class as of the prior day, as reported by the Transfer Agent. Allocated expenses to each class shall be subtracted from allocated gross income. These expenses include:

                (1) Expenses incurred by the Company (for example, fees of Directors, auditors, insurance costs, and legal counsel) that are not attributable to a particular Fund or class of shares of such Fund ("Company Level Expenses"); and

                (2) Expenses incurred by the Fund that are not attributable to any particular class of the Fund's shares (for example, advisory fees, custodial fees, banking charges, organizational costs, federal and Blue Sky registration fees, or other expenses relating to the management of the Fund's assets) ("Fund Expenses").

           (b) Class Expenses. Expenses attributable to a particular class ("Class Expenses") shall be limited to: (i) payments made pursuant to the Newby 12b-1 Plan for Service Class Shares; (ii) payments made pursuant to the shareholder services plan for each class of shares;
           (iii) transfer agent fees attributable to a specific class; (iv) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders of a specific class; (v) the expense of administrative personnel and services to support the shareholders of a specific class, including, but not limited to, fees and expenses under an administrative service agreement; (vi) litigation or other legal expenses relating solely to one class; and (vii) Directors' fees incurred as a result of issues relating to one class. Expenses in categories (i) and (ii) above must be allocated to the class for which such expenses are incurred. All other "Class Expenses" listed in categories (iii)-(vii) above may be allocated to a class but only if an officer of the Company has determined, subject to Board approval or ratification, which of such categories of expenses will be treated as Class Expenses consistent with applicable legal principles under the 1940 Act and the Internal Revenue Code of 1986 (the "Code").

           (c) Methodology of Allocation. Expenses of the Fund shall be apportioned to each class of shares depending on the nature of the expense item. Company Level Expenses and Fund Expenses shall be allocated among the classes of shares based on their relative net asset values. Approved Class Expenses shall be allocated to the particular class to which they are attributable. In addition, certain expenses may be allocated differently if their method of imposition changes. Thus, if a Class Expense can no longer be attributed to a particular class, it shall be charged to the Fund for allocation among each of the classes, as determined by the Board of Directors. Any additional Class Expenses not specifically identified above that are subsequently identified and determined to be properly allocated to one class of shares shall not be so allocated until approved by the Board of Directors of the Company in light of the requirements of the 1940 Act and the Code.

      4. Exchange Privileges. The Investor Class Shares and Service Class Shares of the may be exchanged at their relative NAVs for: (i) shares of a comparable class of another series of shares offered by the Company; or
      (ii) if the other series of shares offered by the Company does not have multiple classes of shares, the existing shares of such other series of the Company. Purchases of Fund shares by exchange are subject to the same minimum investment requirements and other criteria imposed for purchases made in any other manner.

      5. Conversion Features. Investor Class Shares and Service Class Shares of the Funds do not have conversion features.

      6. Quarterly and Annual Report. The Board of Directors of the Company shall receive quarterly and annual written reports concerning all allocated Class Expenses and expenditures under the Newby 12b-1 Plan and each shareholder service plan complying with paragraph (b)(3)(ii) of Rule 12b-1. The reports, including the allocations upon which they are based, shall be subject to the review and approval of the Directors of the Company who are not "interested persons" of the Company (as that term is defined in the 1940 Act), in the exercise of their fiduciary duties.


      7. Waiver or Reimbursement of Expenses. Expenses may be waived or reimbursed by the Adviser or any other provider of services to the Funds without the prior approval of the Company's Board of Directors.

      8. Effectiveness of the Plan. The Plan shall not take effect until it has been approved by votes of a majority of both: (i) the Directors of the Company; and (ii) those Directors of the Company who are not "interested persons" of the Company, the Adviser, or the Distributor (as that term is defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan, cast in person at a meeting (or meetings) called for the purpose of voting on this Plan.

      9. Material Modifications. This Plan may not be amended to materially modify its terms unless such amendment is approved in the manner provided for initial approval, as described in Paragraph 8 hereof.

      10. Limitation of Liability. The Board of Directors of the Company and the shareholders of the Fund shall not be liable for any obligations of the Fund under this Plan, and any person in asserting any rights or claims under this Plan shall look only to the assets and property of the Fund in settlement of such right or claim and not to such Directors or shareholders.

      IN WITNESS WHEREOF, the Company, on behalf of the Fund, has adopted this Multiple Class Plan effective as of the 29th day of December, 2000.